                                                    Registration No. 333-165395
                                                     Registration No. 811-07659

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                      POST-EFFECTIVE AMENDMENT NO. 7    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [_]
                            AMENDMENT NO. 308           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2013 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 7 ("PEA") to the Form N-4 Registration Statement No. 333-165395 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Structured Capital Strategies(R)

A variable and index-linked deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS STRUCTURED CAPITAL STRATEGIES(R)?

Structured Capital Strategies(R) is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Structured Capital Strategies(R) Series B ("Series B"), Structured Capital Strategies(R) Series C ("Series C") and Structured Capital Strategies(R) Series ADV ("Series ADV"). The contracts provide for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, in one or more of the Segments comprising the Structured Investment Option or in our Dollar Cap Averaging Program. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all indices are available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

--------------------------------------------------------------------------------
PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.
--------------------------------------------------------------------------------

Our variable investment options are subaccounts offered through Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------
EQ/Core Bond Index   EQ/Equity 500 Index   EQ/Money Market
------------------------------------------------------------


We also offer our Structured Investment Option, which permits you to invest in one or more segments, each of which provides performance tied to the performance of a securities or commodities index for a set period (1 year, 3 years or 5 years). The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at segment maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index. The extent of the downside protection at segment maturity varies by segment, ranging from the first 10%, 20% or 30% of loss. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT SEGMENT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.

The total amount earned on an investment in a segment of the Structured Investment Option is only applied at segment maturity. If you take a withdrawal from a segment on any date prior to segment maturity, we calculate the interim value of the segment as described in "Appendix III -- Segment Interim Value." This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until segment maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.


We currently offer the Structured Investment Option using the following indices:


-----------------------------------------------------------------------------------------------
 INDICES
-----------------------------------------------------------------------------------------------
.. S&P 500 Price Return Index                    . MSCI Emerging Markets Price Return Index/(1)/

.. London Gold Market Fixing Ltd PM Fix          . NYMEX West Texas Intermediate Crude Oil
  Price/USD (the "Gold Index")                    Generic Front-Month Futures (the "Oil Index")

.. Russell 2000(R) Price Return Index            . MSCI EAFE Price Return Index

.. iShares(R) Dow Jones U.S. Real Estate Index   . NASDAQ-100 Price Return Index
  Fund/(1)/
-----------------------------------------------------------------------------------------------


(1)The Segment Type related to this index will be available on or about June 24, 2013.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                            SCS

                                                                        #415308

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

A minimum contribution of $25,000 is required to purchase a contract.

You can purchase this contract in one of three ways: (i) as a Series B contract, which has withdrawal charges, (ii) as a Series C contract, which has no withdrawal charges, or (iii) as a Series ADV contract, if you are a participant in an account established under a fee-based program sponsored by a registered investment adviser that we accept, which has no withdrawal charges.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------


       Who is AXA Equitable?                                          5
       Definitions of key terms                                       6
       Structured Capital Strategies(R) at a glance -- key features   8


       -----------------------------------------------------------------
       FEE TABLE                                                     11
       -----------------------------------------------------------------

       Examples                                                      12
       Condensed financial information                               13


       -----------------------------------------------------------------
       1.RISK FACTORS                                                14
       -----------------------------------------------------------------


       -----------------------------------------------------------------
       2. HOW TO REACH US                                            16
       -----------------------------------------------------------------


       -----------------------------------------------------------------
       3.CONTRACT FEATURES AND BENEFITS                              18
       -----------------------------------------------------------------
       How you can purchase and contribute to your contract          18
       Owner and annuitant requirements                              21
       How you can make your contributions                           21
       Allocating your contributions                                 22
       What are your investment options under the contract?          22
       Portfolios of the Trust                                       23
       Structured Investment Option                                  24
       Dollar Cap Averaging Program                                  30
       Pre-Packaged Segment Selection                                30
       Your right to cancel within a certain number of days          31


       -----------------------------------------------------------------
       4.DETERMINING YOUR CONTRACT'S VALUE                           33
       -----------------------------------------------------------------
       Your account value and cash value                             33
       Your contract's value in the variable investment options and
         Segment Type Holding Accounts                               33
       Your contract's value in the Structured Investment Option     33


       -----------------------------------------------------------------
       5.TRANSFERRING YOUR MONEY AMONG INVESTMENT
         OPTIONS                                                     35
       -----------------------------------------------------------------
       Transferring your account value                               35
       Disruptive transfer activity                                  35


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

        ---------------------------------------------------------------
        6.ACCESSING YOUR MONEY                                      37
        ---------------------------------------------------------------
        Withdrawing your account value                              37
        How withdrawals are taken from your account value           38
        Surrendering your contract to receive its cash value        38
        Withdrawals treated as surrenders                           38
        When to expect payments                                     38
        Your annuity payout options                                 38


        ---------------------------------------------------------------
        7.CHARGES AND EXPENSES                                      41
        ---------------------------------------------------------------
        Charges that AXA Equitable deducts                          41
        Charges under the contracts                                 41
        Charges that the Trust deducts                              43
        Group or sponsored arrangements                             43
        Other distribution arrangements                             43


        ---------------------------------------------------------------
        8.PAYMENT OF DEATH BENEFIT                                  44
        ---------------------------------------------------------------
        Your beneficiary and payment of benefit                     44
        Beneficiary continuation option                             45


        ---------------------------------------------------------------
        9.TAX INFORMATION                                           48
        ---------------------------------------------------------------
        Overview                                                    48
        Buying a contract to fund a retirement arrangement          48
        Transfers among investment options                          48
        Taxation of nonqualified annuities                          48
        Individual retirement arrangements ("IRAs")                 50
        Roth individual retirement annuities ("Roth IRAs")          55
        Federal and state income tax withholding and information
          reporting                                                 58
        Impact of taxes to AXA Equitable                            58


        ---------------------------------------------------------------
        10.MORE INFORMATION                                         59
        ---------------------------------------------------------------
        About Separate Account No. 49                               59
        About Separate Account No. 68                               59
        About the Trust                                             59
        About the general account                                   60
        About other methods of payment                              60
        Dates and prices at which contract events occur             60
        About your voting rights                                    61
        Statutory compliance                                        61
        About legal proceedings                                     61
        Financial statements                                        61
        Transfers of ownership, collateral assignments, loans, and
          borrowing                                                 62
        About Custodial IRAs                                        62
        Distribution of the contracts                               62


                  --------------------------------------------------------------------------
                  11.INCORPORATION OF CERTAIN DOCUMENTS
                     BY REFERENCE                                                       65
                  --------------------------------------------------------------------------


        ----------------------------------------------------------------
        APPENDICES
        ----------------------------------------------------------------
          I  --  Condensed financial information                     I-1
         II  --  State contract availability and/or variations of
                   certain features and benefits                    II-1
        III  --  Segment Interim Value                             III-1
         IV  --  Index Publishers                                   IV-1
          V  --  Segment Maturity Date and Segment Start Date
                   examples                                          V-1
         VI  --  Purchase considerations for defined benefit and
                   defined contribution plans                       VI-1


        ----------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
        ----------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

Definitions of key terms


--------------------------------------------------------------------------------

ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

DOLLAR CAP AVERAGING PROGRAM -- Our Dollar Cap Averaging Program allows for the systematic transfer of amounts in the dollar cap averaging account into the Segment Type Holding Accounts.


INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." In the future, we may offer Segment Types based on other types of Indices.


INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

IRS -- Internal Revenue Service

NQ CONTRACT -- Nonqualified contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PERFORMANCE CAP RATE -- The highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

SAI -- Statement of Additional Information.

SEC -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10%, -20% and -30%.

SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.

SEGMENT MATURITY DATE REQUIREMENT -- You will not be invested in a Segment if the Segment Maturity Date is later than your contract maturity date.

      DEFINITIONS OF KEY TERMS

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.


SEGMENT TYPE -- All Segments having the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account.


SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

                           DEFINITIONS OF KEY TERMS

Structured Capital Strategies(R) at a glance -- key features

--------------------------------------------------------------------------------


THREE CONTRACT SERIES        This Prospectus describes three contract series of
                             Structured Capital Strategies(R) -- Series B, Series C and
                             Series ADV. Series B contracts are subject to a withdrawal charge schedule, while the Series C and Series ADV
                             contracts are not subject to a withdrawal charge schedule.
                             Series ADV contracts can only be purchased through an
                             account established under a fee-based program offered by a registered investment adviser. The fees and expenses of
                             your fee-based program are separate from and in addition to the fees and expenses of the contract and generally provide for various advisory and other services. We do not create
                             or approve these fee-based programs, which are the sole
                             responsibility of the registered investment adviser that
                             maintains them.

                             Each series provides for the accumulation of retirement
                             savings and income, and provides for the payment of account value to your beneficiary upon death, and offers various
                             payout options.

                             Each series has a different charge structure. For details, please see the "Fee table" and "Charges and expenses"
                             sections later in this Prospectus.

                             Throughout the Prospectus, any differences in the series
                             are identified. Also see "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

                             You should work with your financial professional to decide which series of the contract may be appropriate for you
                             based on a thorough analysis of your particular insurance
                             needs, financial objectives, investment goals, time
                             horizons and risk tolerance.

                             Before you purchase a Series C contract, you should be
                             aware that you will pay higher Separate account annual
                             expenses than if you purchase a Series B or Series ADV
                             contract. If you plan to hold your Series C contract for an extended period of time or invest in segment durations of 5 years, you may be better off in a Series B or Series ADV
                             contract. You should consider this possibility before
                             purchasing the contract.

                             Not all contract series may be available in your state.
                             Please see "Appendix II: State contract availability and/or variations of certain features and benefits" later in this prospectus.
-----------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS  Structured Capital Strategies(R) variable investment options invest in portfolios sub-advised by professional
                             investment advisers. The contract currently offers three
                             variable investment options. Depending upon the performance of the variable investment options, you could lose money by investing in one or more variable investment options.
-----------------------------------------------------------------------------------------
STRUCTURED INVESTMENT        See "Definition of key terms" on the prior page and
OPTION                       "Contract features and benefits" later in this Prospectus
                             for more detailed explanations of terms associated with the
                             Structured Investment Option.
                             ------------------------------------------------------------
                             .   18 Segment Types with Segment Durations of 1, 3 and 5
                                 years.
                             .   Investments in Segments are not investments in
                                 underlying mutual funds; Segments are not "index
                                 funds." Each Segment Type offers an opportunity to
                                 invest in a Segment that is tied to the performance of
                                 a Securities or Commodities Index or exchange-trade
                                 fund. Throughout this Prospectus, we refer to these
                                 indices and exchange-traded funds using the term
                                 "Index" or, collectively, "Indices." You participate in
                                 the performance of that Index by investing in the
                                 Segment. You do not participate in the investment
                                 results of any assets we hold in relation to the
                                 Segments. We hold assets in a "non-unitized" separate
                                 account we have established under the New York
                                 Insurance Law to support our obligations under the
                                 Structured Investment Option. We calculate the results
                                 of an investment in a Segment pursuant to one or more
                                 formulas described later in this Prospectus. Depending
                                 upon the performance of the Indices, you could lose
                                 money by investing in one or more Segments.
                             .   An "Index" is used to determine the Segment Rate of
                                 Return for a Segment. We currently offer Segment Types
                                 based on the performance of (1) securities indices, (2)
                                 commodities indices and (3) exchange-traded funds.
                                 Throughout this Prospectus, we refer to these indices
                                 and exchange-traded funds using the term "Index" or,
                                 collectively, "Indices." In the future, we may offer
                                 Segment Types based on other types of Indices. The
                                 Indices are as follows:
                                -- S&P 500 Price Return Index;
                                -- Russell 2000(R) Price Return Index;
                                -- MSCI EAFE Price Return Index;
                                -- MSCI Emerging Markets Price Return Index;
                                -- iShares(R) Dow Jones U.S. Real Estate Index Fund;
                                -- NASDAQ-100 Price Return Index;
                                -- London Gold Market Fixing Ltd PM Fix Price /USD (the
                                   "Gold Index"); and
-----------------------------------------------------------------------------------------

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
STRUCTURED INVESTMENT     -- NYMEX West Texas Intermediate Crude Oil Generic
OPTION (CONTINUED)           Front-Month Futures (the "Oil Index").
                         .   The Segment Return Amount (which equals the Segment
                             Investment multiplied by the Segment Rate of Return)
                             will only be applied on the Segment Maturity Date.
                       .   The Segment Rate of Return could be positive, zero, or
                           negative. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR
                           PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE
                           EXTENT THEY EXCEED THE APPLICABLE SEGMENT BUFFER.
                       .   On any date prior to segment maturity, we calculate the
                           Segment Interim Value for each Segment as described in
                           "Appendix III -- Segment Interim Value". This amount
                           may be less than the amount invested and may be less
                           than the amount you would receive had you held the
                           investment until segment maturity. The Segment Interim
                           Value will generally be negatively affected by
                           increases in the expected volatility of index prices,
                           interest rate increases, and by poor market
                           performance. All other factors being equal, the Segment
                           Interim Value would be lower the earlier a withdrawal
                           or surrender is made during a Segment. Also,
                           participation in upside performance for early
                           withdrawals is pro-rated based on the period those
                           amounts were invested in a Segment. This means you
                           participate to a lesser extent in upside performance
                           the earlier you take a withdrawal.
                       .   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                           ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE
                           SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN
                           IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR.
                           THEREFORE YOUR PERFORMANCE CAP THRESHOLD IS ALSO NOT AN
                           ANNUAL RATE, AS IT IS BASED ON THE SEGMENT DURATION.
                       .   THE HIGHEST LEVEL OF PROTECTION ON A SEGMENT MATURITY
                           DATE IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF
                           PROTECTION IS THE -10% SEGMENT BUFFER.
                       .   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE POTENTIAL,
                           BUT LESS DOWNSIDE PROTECTION, ON A SEGMENT MATURITY
                           DATE THAN FIXED INDEXED ANNUITIES, WHICH PROVIDE A
                           GUARANTEED MINIMUM RETURN.
-----------------------------------------------------------------------------------

TAX CONSIDERATIONS  .   On earnings inside the     No tax until you make withdrawals
                        contract                   from your contract or receive
                                                   annuity payments.
                    ------------------------------------------------------------------
                    .   On transfers inside the    No tax on transfers among
                        contract                   investment options, including on a
                                                   Segment Maturity Date.
                    ------------------------------------------------------------------

                      If you are purchasing an annuity contract as an Individual
                      Retirement Annuity (IRA), you should be aware that such
                      annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                      individual retirement arrangements. Before purchasing this contract, you should consider whether its features and
                      benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                      and costs of this contract with any other investment that
                      you may use in connection with your individual retirement
                      arrangement. You should also be aware that income received under the contract is taxable as ordinary income and not as capital gain. For more information, see "Tax information"
                      later in this Prospectus.
------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  .   NQ
                         $25,000 (initial) (minimum)
                         $500 (additional) (minimum)
                      .   Traditional or Roth IRA
                         $25,000 (initial) (minimum)
                         $50 (subsequent) (minimum)
                      .   Maximum contribution limitations apply to all contracts.
                      --------------------------------------------------------------
                      In general, contributions are limited to $1.5 million under all Structured Capital Strategies(R) contracts with the
                      same owner or annuitant and $2.5 million under all AXA
                      Equitable annuity accumulation contracts with the same
                      owner or annuitant. Upon advance notice to you, we may
                      exercise certain rights we have under the contract
                      regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                      limitations, and (ii) discontinue acceptance of
                      contributions including contributions in general, or to
                      particular investment options. In addition, we may, at any time, exercise our right to limit or terminate transfers
                      into any variable investment option. For more information, see "How you can purchase and contribute to your contract"
                      in "Contract features and benefits" later in this
                      Prospectus.
------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY  .   Partial withdrawals
                      .   Contract surrender
                      .   You may be subject to tax on any income you receive
                          and, unless you are 59 1/2 or another exception
                          applies, an additional 10% federal income tax penalty.
                          For Series B, you may also incur a withdrawal charge
                          for certain withdrawals or if you surrender your
                          contract.
------------------------------------------------------------------------------------

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Dollar Cap Averaging Program (available to all
                               contracts on or about June 24, 2013)
                           .   Pre-Packaged Segment Selection (available to contracts
                               purchased on or after June 24, 2013)
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  0-85
AGES
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must notify us,
                           with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period
                           may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

         STRUCTURED CAPITAL STRATEGIES(R) AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option, request special services or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you
surrender your contract or make certain
withdrawals or apply your cash value to certain    SERIES B/(2)/ SERIES C SERIES ADV
payout options).                                   5.00%         N/A      N/A

Charge for each additional transfer in excess of          Maximum Charge: $35
12 transfers per contract year:/(3)/                      Current Charge: $0

SPECIAL SERVICES CHARGES

..   Wire transfer charge       Current and Maximum Charge:  $90

..   Express mail charge        Current and Maximum Charge:  $35

..   Duplicate contract charge  Current and Maximum Charge:  $35
----------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

-----------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (INCLUDING THE SEGMENT TYPE
 HOLDING ACCOUNTS) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                            SERIES B SERIES C SERIES ADV
                                                             -------- -------- ----------
Contract fee/(4)/                                            1.25%    1.65%    0.65%

---------------------------------------------------------------------------------------------------------
 ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
---------------------------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                                        MAXIMUM AMOUNT THAT MAY BE LOST/(5)/
---------------------------------------------------------------------------------------------------------
                                                              -10% BUFFER    -20% BUFFER    -30% BUFFER
---------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on surrender or withdrawal  90% of Segment 80% of Segment 70% of Segment
from a Segment prior to its Segment Maturity Date            Investment     Investment     Investment
---------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.


-----------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from                Lowest Highest
portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(6)/  0.63%  0.73%
-----------------------------------------------------------------------------------------------------------------


(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

Contract Year
-------------
     1........ 5.00%
     2........ 5.00%
     3........ 5.00%
     4........ 4.00%
     5........ 3.00%
     6+....... 0.00%

                                   FEE TABLE

(3)Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

(4)On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Contract fee" in "Charges and expenses" later in this Prospectus.

(5)The actual amount of the Interim Value Calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail under "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a 10%, 20% or 30% buffer at a time when the Index price has declined to zero. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.


(6)The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/Core Bond Index Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request. For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated under a Series B contract, a Series C contract and under a Series ADV contract.

The Structured Investment Option and the Dollar Cap Averaging Program are not covered by the fee table and examples. However, the withdrawal charge, if any, applies to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    SERIES B                                                 SERIES B
----------------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE CONTRACT AT THE END OF THE APPLICABLE
                                    END OF THE APPLICABLE TIME PERIOD               TIME PERIOD
----------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                       1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                     $708    $1,142   $1,402    $2,375    $208     $642     $1,102     $2,375
----------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                    $697    $1,110   $1,349    $2,266    $197     $610     $1,049     $2,266
----------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                        $707    $1,139   $1,397    $2,364    $207     $639     $1,097     $2,364
----------------------------------------------------------------------------------------------------------------


                                             SERIES C
---------------------------------------------------------------------------------------------------------------
                                                                                   IF YOU DO NOT
                                    IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
                                    END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------
EQ/CoreBond Index                    $250     $769     $1,314    $2,800    $250     $769     $1,314    $2,800
---------------------------------------------------------------------------------------------------------------
EQ/Equity500 Index                   $239     $737     $1,261    $2,695    $239     $737     $1,261    $2,695
---------------------------------------------------------------------------------------------------------------
EQ/MoneyMarket                       $249     $765     $1,308    $2,789    $249     $765     $1,308    $2,789
---------------------------------------------------------------------------------------------------------------

                                   FEE TABLE

                             SERIES
                              ADV
------------------------------------------------------------------------------------------
                                                              IF YOU DO NOT
               IF YOU SURRENDER YOUR CONTRACT AT THE SURRENDER YOUR CONTRACT AT THE END OF
               END OF THE APPLICABLE TIME PERIOD       THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------

PORTFOLIO
NAME           1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------------------------------------------------------------------------

EQ
ADVISORS
TRUST:
------------------------------------------------------------------------------------------
EQ/Core
       Bond
       Index    $145     $450      $778     $1,704    $145     $450      $778     $1,704
------------------------------------------------------------------------------------------
EQ/Equity
         500
         Index  $134     $418      $723     $1,588    $134     $418      $723     $1,588
------------------------------------------------------------------------------------------
EQ/Money
        Market  $144     $447      $772     $1,692    $144     $447      $772     $1,692
------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Risk factors

--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.


..   There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer on the Segment Maturity Date. The highest level of protection provided by a single Segment Investment Option is the -30% Segment Buffer and the lowest level of protection is the -10% Segment Buffer on a Segment Maturity Date. For example, the -10% Segment Buffer protects your Segment Investment against the first 10% of loss. If the Index Performance Rate declines by more than the Segment Buffer, you will lose an amount equal to 1% of your Segment Investment for every 1% that the Index Performance Rate declines below the Segment Buffer. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. Each time you roll over your Segment Maturity Value into a new Segment you are subject to the same risk of loss as described above.


..   Your Segment Rate of Return for any Segment is limited by its Performance
    Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.


..   The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Currently, we will not establish a Segment if the Performance Cap Rate would be less than 2% for a 1-Year Segment, 6% for a 3-Year Segment or 10% for a 5-Year Segment. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date, NOT an annual rate of return, even if the Segment Duration is longer than one year. We reserve the right to reduce or remove our current minimum Performance Cap Rate for establishing a Segment. Please see "Appendix II" later in this Prospectus for state variations.

..   The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until the Segment Maturity Date.


   -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

   -- If you die or cancel or surrender your contract before the Segment
      Maturity Date, we will pay the Segment Interim Value.


   -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the relevant Index as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. Prior to the Segment Maturity Date you will not receive the full potential of the Performance Cap since the participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. Generally you will not receive the full protection of the Segment Buffer prior to the Segment Maturity Date, because the Segment Interim Value reflects a portion of the downside protection expected to be provided on the Segment Maturity Date. As a Segment moves closer to the Segment Maturity Date, the Segment Interim Value would generally reflect higher realized gains of the Index performance or, in the case of negative performance, increased downside Segment Buffer protection. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. This means you participate to a lesser extent in upside performance and downside protection the earlier you take a withdrawal.


..   You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

..   We may not offer new Segments of any or all Segment Types, so a Segment may
    not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

..   We have the right to substitute an alternative index prior to Segment
    Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

                                 RISK FACTORS

..   If a Segment cannot be matured until after the scheduled Segment Start Date for a particular month, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding amounts in Segment Type Holding Accounts until the next Segment Start Date.

..   The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

..   Segment Types with greater protection tend to have lower Performance Cap
    Rates than other Segment Types that use the same index and duration but provide less protection.

..   The value of your variable investment options will fluctuate and you could lose some or all of your account value.

..   The level of risk you bear and your potential investment performance will differ depending on the investments you choose.

..   If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

..   For Series B contracts only, if you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

..   No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.



..   Your Segment Maturity Value is dependent on the performance of the index on the Segment Maturity Date.


..   The Segment Maturity Value will be based solely on the price of the Index on the Segment Maturity Date. The Segments track the performance of an Index. By investing in the Structured Investment Option, you are not actually invested in an index, an exchange-traded fund that tracks an index, or any underlying securities or commodities.

..   As an investor in the Segment, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the funds or holders of securities comprising the indices would have.

..   Values of securities and commodities can fluctuate, and sometimes wildly fluctuate, in response to changes in the financial condition of a company as well as general market, economic or political conditions.

   -- Foreign securities involve risks not associated with U.S. securities.
      Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values. There are greater risks involved with investments linked to emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

   -- The price of commodities may be affected by a variety of factors, including the global supply and demand, activities of speculative communities, and investor's expectations. Developments affecting the value of commodities may have significant impact on the investments that are linked to the value of such commodities. Commodity markets may be subject to sharp price fluctuations, which may lead to significant price fluctuations in investments that are linked to the value of such commodities.

..   If you invest in a Segment that provides performance tied to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund, you should consider the following:

   -- The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the iShares(R) Dow Jones U.S. Real Estate Index (the "underlying index"). The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index.

   -- The investment objective and strategies of the Ishares(R) Dow Jones U.S.
      Real Estate Index Fund are potentially subject to change.

   -- There are risks associated with the real estate industry. The iShares(R)
      Dow Jones U.S. Real Estate Index Fund invests in companies that invest in real estate, such as REITs or real estate holding companies. The value of real estate and, consequently, companies that invest in real estate may be affected by many complex factors that interrelate with each other in complex and unpredictable ways.


..   Past performance of the index is not indication of future performance.

                                 RISK FACTORS

2. How to reach us

--------------------------------------------------------------------------------

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NYSE IS OPEN FOR REGULAR TRADING
AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). IF THE SECURITIES AND EXCHANGE COMMISSION DETERMINES THE EXISTENCE OF EMERGENCY CONDITIONS ON ANY DAY, AND CONSEQUENTLY, THE NYSE DOES NOT OPEN, THEN THAT DAY IS NOT A BUSINESS DAY. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR IN "MORE INFORMATION" LATER IN THIS PROSPECTUS."
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and


..   at the close of each calendar quarter and statement of your contract values at the close of each calendar year.


See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------

 ONLINE ACCOUNT ACCESS SYSTEMS:

Online Account Access is designed to provide you with up-to-date information through the Internet. You can obtain information on:


..   your current account value;

..   your current allocation percentages;

..   your Performance Cap Threshold;

..   your instructions on file for allocating the Segment Maturity Value on the
    Segment Maturity Date;

..   the number of units you have in the variable investment options and the
    Segment Type Holding Accounts;

..   the daily unit values for the variable investment options and the Segment
    Type Holding Accounts; and


..   performance information regarding the variable investment options.


You can also:

..   elect or change your Performance Cap Threshold;


..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts);

..   change your Online Account Access password;


..   elect to receive certain contract statements electronically;

..   change your address;

..   elect or change your Performance Cap Threshold; and

..   access "Frequently Asked Questions" and certain service forms.

                                HOW TO REACH US

Online Account Access is normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa-equitable.com and clicking on Online Account Access. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated through the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days.

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and specified direct rollovers;

(8)death claims;

(9)change in ownership (NQ only, if available under your contract);

(10)purchase by, or change of ownership to, a non-natural owner;

(11)requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(12)establishing and changing a Performance Cap Threshold;


(13)providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date; and

(14)requests for withdrawals:

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2)instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes; and

(2)contract surrender;

(3)dollar cap averaging; and

(4)pre-packaged segment selection.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)the date annuity payments are to begin;

(2)dollar cap averaging; and

(3)pre-packaged segment selection.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                HOW TO REACH US

3. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies(R) contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS NON-NATURAL, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

..   Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

..   Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").

WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

                        CONTRACT FEATURES AND BENEFITS

                                    SERIES B, SERIES C & SERIES ADV
-----------------------------------------------------------------------------------------------------------------------
                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------
NQ                    0 through 85        .   $25,000          .   After-tax money.        .   You may make
                                              (initial)                                        subsequent
                                                               .   Paid to us by               contributions
                                          .   $500                 check or                    to the contract
                                              (subsequent)         transfer of                 until the later
                                                                   contract value              of attained age
                                                                   in a tax                    86 or, if
                                                                   deferred                    later, the
                                                                   exchange under              first contract
                                                                   Section 1035 of             date
                                                                   the Internal                anniversary./(2)/
                                                                   Revenue Code.
-----------------------------------------------------------------------------------------------------------------------
Traditional IRA       0 through 85        .   $25,000          .   Eligible                .   You may make
                                              (initial)            rollover                    rollover or
                                                                   distributions               direct transfer
                                          .   $50 (subsequent)     from 403(b)                 contributions
                                                                   plans,                      until the later
                                                                   qualified plans             of attained age
                                                                   and                         86 or the first
                                                                   governmental                contract date
                                                                   employer 457(b)             anniversary./(2)/
                                                                   plans.
                                                                                           .   Contributions
                                                               .   Rollovers from              made after age
                                                                   another                     70 1/2 must be
                                                                   traditional                 net of required
                                                                   individual                  minimum
                                                                   retirement                  distributions.
                                                                   arrangement.
                                                                                           .   Although we
                                                               .   Direct                      accept regular
                                                                   custodian-to-               IRA
                                                                   custodian                   contributions
                                                                   transfers from              (limited to
                                                                   another                     $5,500 per
                                                                   traditional                 calendar year)
                                                                   individual                  under
                                                                   retirement                  traditional IRA
                                                                   arrangement.                contracts, we
                                                                                               intend that the
                                                               .   Regular IRA                 contract be
                                                                   contributions.              used primarily
                                                                                               for rollover
                                                               .   Additional                  and direct
                                                                   catch-up                    transfer
                                                                   contributions.              contributions.

                                                                                           .   Subsequent
                                                                                               catch-up
                                                                                               contributions
                                                                                               of up to $1,000
                                                                                               per calendar
                                                                                               year where the
                                                                                               owner is at
                                                                                               least age 50
                                                                                               but under age
                                                                                               70 1/2 at any
                                                                                               time during the
                                                                                               calendar year
                                                                                               for which the
                                                                                               contribution is
                                                                                               made.
-----------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
                                                                                    ADDITIONAL
                 AVAILABLE FOR OWNER AND  MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES     CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------
Roth IRA         0 through 85             .   $25,000          .   Rollovers from   .   You may make
                                              (initial)            another Roth         rollover or
                                                                   IRA.                 direct transfer
                                          .   $50 (subsequent)                          contributions
                                                               .   Rollovers from       until the later
                                                                   a designated         of attained age
                                                                   Roth                 86 or the first
                                                                   contribution         contract date
                                                                   account under        anniversary./(2)/
                                                                   specified
                                                                   retirement       .   Conversion
                                                                   plans.               rollovers after
                                                                                        age 70 1/2 must
                                                               .   Conversion           be net of
                                                                   rollovers from       required
                                                                   a traditional        minimum
                                                                   IRA or other         distributions
                                                                   eligible             for the
                                                                   retirement plan.     traditional IRA
                                                                                        or other
                                                               .   Direct               eligible
                                                                   custodian-to-        retirement plan
                                                                   custodian            that is the
                                                                   transfers from       source of the
                                                                   another Roth         conversion
                                                                   individual           rollover.
                                                                   retirement
                                                                   arrangement.     .   Although we
                                                                                        accept Roth IRA
                                                               .   Regular Roth         contributions
                                                                   IRA                  (limited to
                                                                   contributions.       $5,500 per
                                                                                        calendar year)
                                                               .   Additional           under Roth IRA
                                                                   catch-up             contracts, we
                                                                   contributions.       intend that the
                                                                                        contract be
                                                                                        used primarily
                                                                                        for rollover
                                                                                        and direct
                                                                                        transfer
                                                                                        contributions.

                                                                                    .   Subsequent
                                                                                        catch-up
                                                                                        contributions
                                                                                        of up to $1,000
                                                                                        per calendar
                                                                                        year where the
                                                                                        owner is at
                                                                                        least 50 at any
                                                                                        time during the
                                                                                        calendar year
                                                                                        for which the
                                                                                        contribution is
                                                                                        made.
-----------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

We also permit defined benefit and defined contribution plan trusts to use pooled plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies(R) contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies(R) contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

--------------------------------------------------------------------------------
SEGMENT -- AN INVESTMENT OPTION WE ESTABLISH WITH A SPECIFIC INDEX, SEGMENT DURATION, SEGMENT BUFFER, SEGMENT MATURITY DATE AND PERFORMANCE CAP RATE. SEGMENT MATURITY DATE -- THE SEGMENT BUSINESS DAY ON WHICH A SEGMENT ENDS. THIS IS GENERALLY THE FIRST SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF THE
SAME MONTH AS THE SEGMENT START DATE IN THE CALENDAR YEAR IN WHICH THE SEGMENT DURATION ENDS.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------


If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

                        CONTRACT FEATURES AND BENEFITS

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information. If the period for obtaining this information extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.


ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more of the investment options. The total number of Segments and Segment Type Holding Accounts that may be active in your contract at any time is 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. Subsequent contributions are allocated according to instructions on file unless you provide new instructions. We discuss account value in "Determining your contract's value" later in this Prospectus.

--------------------------------------------------------------------------------
SEGMENT TYPE HOLDING ACCOUNT -- AN ACCOUNT THAT HOLDS ALL CONTRIBUTIONS AND TRANSFERS ALLOCATED TO A SEGMENT TYPE PENDING INVESTMENT IN A SEGMENT. THERE IS A SEGMENT TYPE HOLDING ACCOUNT FOR EACH SEGMENT TYPE. THE SEGMENT TYPE HOLDING ACCOUNTS ARE PART OF THE EQ/MONEY MARKET VARIABLE INVESTMENT OPTION.
SEGMENT START DATE -- THE SEGMENT BUSINESS DAY ON WHICH A NEW SEGMENT IS ESTABLISHED. THIS IS GENERALLY THE SECOND SEGMENT BUSINESS DAY OCCURRING AFTER THE 13TH OF EACH MONTH.
SEGMENT INVESTMENT -- THE AMOUNT TRANSFERRED TO A SEGMENT ON ITS SEGMENT START DATE, AS ADJUSTED FOR ANY WITHDRAWALS FROM THAT SEGMENT.
--------------------------------------------------------------------------------

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply, particularly with regard to any fee-based arrangement you may have in connection with your Series ADV contract.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the Segments comprising the Structured Investment Option and the Dollar Cap Averaging Program. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option." The Dollar Cap Averaging Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. See "Dollar Cap Averaging Program" later in this section for more information.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUST


We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)
 PORTFOLIO NAME      OBJECTIVE                                    SUB-ADVISER
------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before       .   AXA Equitable Funds
                     expenses that approximates the total return      Management Group, LLC
                     performance of the Barclays Intermediate     .   SSgA Funds Management,
                     U.S. Government/Credit Index, including          Inc.
                     reinvestment of dividends, at a risk level
                     consistent with that of the Barclays
                     Intermediate U.S. Government/Credit
                     Index.
------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before       .   AllianceBernstein L.P.
                     expenses that approximates the total return
                     performance of the S&P 500 Index,
                     including reinvestment of dividends, at a
                     risk level consistent with that of the S&P
                     500 Index.
------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current      .   The Dreyfus Corporation
                     income, preserve its assets and maintain
                     liquidity.
------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

                        CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION


The Structured Investment Option consists of a number of Segment Types, each of which provides a rate of return tied to the performance of a specified Securities or Commodities Index. Each month, you have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."


SEGMENT TYPES


We currently offer a total of 18 Segment Types. We intend to offer each Segment Type each month, with a Segment Start Date which is generally the second Segment Business Day occurring after the 13th of the month. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is a Segment. A Segment Type refers to Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.


--------------------------------------------------------------------------------
SEGMENT BUSINESS DAY -- A BUSINESS DAY THAT ALL INDICES UNDERLYING AVAILABLE SEGMENTS ARE SCHEDULED TO BE OPEN AND TO PUBLISH PRICES. A SCHEDULED HOLIDAY
FOR ANY ONE INDEX DISQUALIFIES THAT DAY FROM BEING SCHEDULED AS A SEGMENT BUSINESS DAY FOR ALL SEGMENTS. WE USE SEGMENT BUSINESS DAYS IN THIS MANNER SO THAT, BASED ON PUBLISHED HOLIDAY SCHEDULES, WE MATURE ALL SEGMENTS ON THE SAME DAY AND START ALL NEW SEGMENTS ON A SUBSEQUENT DAY. THIS DESIGN, AMONG OTHER THINGS, FACILITATES THE ROLL OVER OF MATURING SEGMENT INVESTMENTS INTO NEW SEGMENTS. IT IS POSSIBLE THAT DUE TO EMERGENCY CONDITIONS, AN INDEX CANNOT PROVIDE A PRICE ON A DAY THAT WAS SCHEDULED TO BE A SEGMENT BUSINESS DAY. THESE UNFORESEEN EVENTS CAN HAVE TWO RESULTS. (1) IF THE NYSE EXPERIENCES AN
EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE CANNOT MATURE OR START ANY SEGMENTS FOR ANY INDEX. (2) IF ANY INDEX OTHER THAN THE NYSE EXPERIENCES AN EMERGENCY CLOSE AND CANNOT PUBLISH A PRICE, WE WILL MATURE OR START SEGMENTS
FOR ALL UNAFFECTED INDICES.
SEGMENT DURATION -- THE PERIOD FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. WE CURRENTLY OFFER SEGMENT DURATIONS OF 1 YEAR, 3 YEARS OR 5 YEARS.
SEGMENT BUFFER -- THE PORTION OF ANY NEGATIVE INDEX PERFORMANCE RATE THAT WE ABSORB ON A SEGMENT MATURITY DATE FOR A PARTICULAR SEGMENT. ANY PERCENTAGE DECLINE IN A SEGMENT'S INDEX PERFORMANCE RATE IN EXCESS OF THE SEGMENT BUFFER REDUCES YOUR SEGMENT MATURITY VALUE. WE CURRENTLY OFFER SEGMENT BUFFERS OF
-10%, -20% AND -30%.
--------------------------------------------------------------------------------

The following chart lists the current Segment Types:


-------------------------------------------------------------------------------------
             INDEX                    SEGMENT DURATION           SEGMENT BUFFER
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 5 year               -10%; -20%; -30%
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 3 year                  -10%; -20%
-------------------------------------------------------------------------------------
S&P 500 Price Return Index                 1 year                     -10%
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               5 year               -10%; -20%; -30%
Index
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               3 year                  -10%; -20%
Index
-------------------------------------------------------------------------------------
Russell 2000(R) Price Return               1 year                     -10%
Index
-------------------------------------------------------------------------------------
iShares(R) Dow Jones U.S. Real             1 year                     -10%
Estate Index Fund
-------------------------------------------------------------------------------------
MSCI EAFE Price Return Index               1 year                     -10%
-------------------------------------------------------------------------------------
MSCI Emerging Markets Price                1 year                     -10%
Return Index
-------------------------------------------------------------------------------------
NASDAQ-100 Price Return Index              1 year                     -10%
-------------------------------------------------------------------------------------
Gold Index                                 1 year                     -10%
-------------------------------------------------------------------------------------
Oil Index                                  1 year                     -10%
-------------------------------------------------------------------------------------



ON A SEGMENT MATURITY DATE, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.


The Indices are described in more detail below, under the heading "Indices."


Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below. For example, a Segment could be S&P 500 Price Return Index/3 year/-20%/September 2016 with a 30% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for three years starting from the September 2013 Segment Start Date. If the Index performs positively during this period, your rate of return on the Segment Maturity Date could be as much as 30% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Return Amount on the Segment Maturity Date will equal your Segment Investment. PLEASE NOTE, SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER PERFORMANCE CAP RATES THAN OTHER SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
PERFORMANCE CAP RATE -- THE HIGHEST SEGMENT RATE OF RETURN THAT CAN BE CREDITED ON A SEGMENT MATURITY DATE. THE PERFORMANCE CAP RATE IS NOT AN ANNUAL RATE OF RETURN.
INDEX PERFORMANCE RATE -- FOR A SEGMENT, THE PERCENTAGE CHANGE IN THE VALUE OF THE RELATED INDEX FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE. THE INDEX PERFORMANCE RATE MAY BE POSITIVE OR NEGATIVE.
PERFORMANCE CAP THRESHOLD -- THE MINIMUM RATE YOU MAY SPECIFY AS A
PARTICIPATION REQUIREMENT THAT THE PERFORMANCE CAP RATE FOR A NEW SEGMENT MUST EQUAL OR EXCEED IN ORDER FOR AMOUNTS TO BE TRANSFERRED FROM A SEGMENT TYPE HOLDING ACCOUNT INTO A NEW SEGMENT.
--------------------------------------------------------------------------------

BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.

The total number of Segments and Segment Type Holding Accounts that may be active on a contract at any time is 70.

INDICES


The performance of a Segment of each Segment Type is based on the performance of an Index. We currently offer Segment Types based on the performance of (1) securities indices, (2) commodities indices and (3) exchange-traded funds. Throughout this Prospectus, we refer to these indices and exchange-traded funds using the term "Index" or, collectively, "Indices." Not all Indices may be available under your contract. Please see "Appendix II: State contract availability and/or variations of certain features and benefits" later in this Prospectus.


SECURITIES INDICES. The following Securities Indices are currently available:

S&P 500 PRICE RETURN INDEX. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

RUSSELL 2000(R) PRICE RETURN INDEX. The Russell 2000(R) Price Return Index was established by Russell Investments. The Russell 2000(R) Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Price Return Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Price Return Index does not include dividends declared by any of the companies included in this Index.


MSCI EAFE PRICE RETURN INDEX. The MSCI EAFE Price Return Index was established by MSCI. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of the date of this Prospectus the MSCI EAFE Price Return Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EMERGING MARKETS PRICE RETURN INDEX. The MSCI Emerging Markets Price Return Index was established by MSCI. The MSCI Emerging Markets Price Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of the date of this prospectus, the MSCI Emerging Markets Price Return Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The MSCI Emerging Markets Price Return Index does not include dividends declared by any of the companies included in this Index.


NASDAQ-100 PRICE RETURN INDEX. The NASDAQ-100 Price Return Index (the "NASDAQ-100 Index") includes securities of 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The NASDAQ-100 Price Return Index does not include dividends declared by any of the companies included in this Index.


EXCHANGE-TRADED FUNDS. The following exchange-traded fund is currently available:

ISHARES(R) DOW JONES U.S. REAL ESTATE INDEX FUND. The iShares(R) Dow Jones U.S. Real Estate Index Fund seeks investment results that correspond generally to the performance of the Dow Jones U.S. Real Estate Index, which is the underlying index. The underlying index measures the performance of the Real Estate industry of the U.S. equity market, including real estate holding and developing and real estate investment trusts (REITS) subsectors. The iShares(R) Dow Jones U.S. Real Estate Index Fund is an exchange-traded fund. The performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund may not replicate the performance of, and may underperform the underlying index. The price of the iShares(R) Dow Jones U.S. Real Estate Index Fund will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares(R) Dow Jones U.S. Real Estate Index Fund may not

                        CONTRACT FEATURES AND BENEFITS
fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Because the return on your Segment Investment (subject to the Performance Cap and downside Segment Buffer protection) is linked to the performance of the iShares(R) Dow Jones U.S. Real Estate Index Fund and not the underlying index, the return on your Segment Investment may be less than that of an alternative investment linked directly to the underlying index or the components of the underlying index. The investment performance of the iShares(R) Dow Jones U.S. Real Estate Index Segment is only based on the closing share price of the Index Fund. The iShares(R) Dow Jones U.S. Real Estate Index Segment does not include dividends and other distributions declared by the Index Fund.


COMMODITIES INDICES. The following Commodities Indices are currently available:


GOLD INDEX. The Gold Index measures the performance of the price of gold. The gold price referenced by the Gold Index is the "London Gold Market Fixing Ltd -- LBMA PM Fixing Price/USD", a benchmark price per ounce in U.S. Dollars fixed daily at 3 P.M. London Time by The London Gold Market Fixing Ltd. ("London Gold Fixing"). Visit www.lbma.org.uk to see the current gold price set by London Gold Fixing and to access daily price data going back to 1968 (select Statistics | Historical Statistics | Gold Fixings).

OIL INDEX. The Oil Index measures the performance of the price of crude oil. The oil price referenced by the Oil Index is the price of the "NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures" contract (the "WTI Contract"), a benchmark contract price in U.S. Dollars for a barrel of West Texas Intermediate crude oil. The Oil Index uses the daily closing price of the WTI Contract on the New York Mercantile Exchange. Visit www.cmegroup.com/trading/energy/crude-oil/light-sweet-crude-cash-settled.html to see the current WTI Contract price and to access historical price information (click the Charts link associated with a particular contract).


Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.

SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

SEGMENT START DATE

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

PERFORMANCE CAP RATE

The Performance Cap Rate is the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date.

--------------------------------------------------------------------------------
SEGMENT RATE OF RETURN -- IF THE INDEX PERFORMANCE RATE IS POSITIVE, THEN THE SEGMENT RATE OF RETURN IS A RATE EQUAL TO THE INDEX PERFORMANCE RATE, BUT NOT MORE THAN THE PERFORMANCE CAP RATE. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, BUT DECLINES BY A PERCENTAGE LESS THAN OR EQUAL TO THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS 0%. IF THE INDEX PERFORMANCE RATE IS NEGATIVE, AND DECLINES BY MORE THAN THE SEGMENT BUFFER, THEN THE SEGMENT RATE OF RETURN IS NEGATIVE, BUT WILL NOT REFLECT THE FIRST -10%, -20% OR -30% OF DOWNSIDE PERFORMANCE, DEPENDING ON THE SEGMENT BUFFER APPLICABLE TO THAT SEGMENT.
--------------------------------------------------------------------------------

Please note that this means that you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under "Segment Participation Requirements." For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.

PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.

SEGMENT PARTICIPATION REQUIREMENTS

All amounts in a Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the Segment on the Segment Start Date, provided that all participation requirements are met.

Amounts transferred into a Segment Type Holding Account on a Segment Start Date will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

If you change your Performance Cap Threshold on a Segment Start Date, that Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

The following participation requirements must be met on a Segment Start Date in order for any amount designated for a Segment Type to be transferred from a Segment Type Holding Account into the designated new Segment: (1) Segment is available; (2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment.

                        CONTRACT FEATURES AND BENEFITS

(1) SEGMENT IS AVAILABLE. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer to a Segment Type, you may specify a Performance Cap Threshold in a whole percentage rate. Your value in the Segment Type Holding Account will not be transferred into the corresponding Segment unless the Performance Cap Rate we declare on the Segment Start Date is equal to or higher than your Performance Cap Threshold, and the other participation requirements are met.

For example, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer the applicable account value to the new Segment, provided all other requirements and conditions are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, the applicable account value would not be transferred to the new Segment.

If you have allocated amounts to multiple Segment Types in a particular month, you may specify a different Performance Cap Threshold for each Segment Type.

If you specify a Performance Cap Threshold, it will remain in effect until the later of 90 days after we receive your election and the date amounts in the Segment Type Holding Account are transferred into a Segment. If you specify a Performance Cap Threshold on the required form in connection with your application, the 90 days will be measured from your contract date.

If you do not specify a Performance Cap Threshold, then we will transfer your account value from the Segment Type Holding Account into a Segment, regardless of how low the Performance Cap Rate may be if the other participation requirements are met.

Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

We permit you, but do not require you, to specify a Performance Cap Threshold so that you have additional flexibility in managing your contract. The Performance Cap Threshold is an option for owners who want to invest in a particular Segment Type only if we set a Performance Cap Rate at a certain level or higher.

The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. We do not require that you select a Performance Cap Threshold because some owners may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.


If you elect to invest in the Dollar Cap Averaging Program or, at issue, elect to invest using Pre-Packaged Segment Selection, you may not specify a Performance Cap Threshold and any Performance Cap Threshold previously established will no longer be valid. By making these elections, you agree that your investment will be transferred into your selected Segments at any declared Performance Cap Rate.


SEGMENT MATURITY DATE

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

You will receive advance notice of maturing Segments in which you are currently invested in your quarterly statement. You may also elect to receive a second advance notice of maturing Segments in which you are currently invested. The additional notice service is available by mail or electronically and is provided at least 30 days before a Segment Maturity Date. There is no charge for this service. We reserve the right to discontinue this service at any time. Please speak with your financial professional or call us for additional information about electing this service.

You may tell us how to allocate the Segment Maturity Value among the investment options. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met.

--------------------------------------------------------------------------------
SEGMENT MATURITY VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT ON THE SEGMENT MATURITY DATE.
--------------------------------------------------------------------------------

As stated above, you may elect to have maturing Segments invested according to your allocations on file, and those instructions may include allocations to a Segment Type, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for one business day.

If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Type Holding

                        CONTRACT FEATURES AND BENEFITS

Account for the same Segment Type as the maturing Segment, unless you chose the Pre-Packaged Segments, in which case the Segment Maturity Value will be invested according to your allocation instructions on file. Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date per your maturity instructions we have on file. If the next Segment to be created in the Segment Type would not meet the Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Type Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or any other variable investment option at any time before the next month's Segment Start Date.


SEGMENT MATURITY VALUE

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return. The Segment Rate of Return is equal to the Index Performance Rate, subject to the Performance Cap Rate and Segment Buffer, as follows:

---------------------------------------------------------------------------------
    IF THE INDEX PERFORMANCE RATE:       YOUR SEGMENT RATE OF RETURN WILL BE:
---------------------------------------------------------------------------------
goes up by more than the Performance     positive, equal to the Performance Cap
Cap Rate                                 Rate
---------------------------------------------------------------------------------
goes up by less than the Performance     positive, equal to the Index
Cap Rate                                 Performance Rate
---------------------------------------------------------------------------------
stays flat or goes down by a percentage  equal to 0%
equal to or less than the Segment Buffer
---------------------------------------------------------------------------------
goes down by a percentage greater than   negative, to the extent of the
the Segment Buffer                       percentage exceeding the Segment Buffer
---------------------------------------------------------------------------------

Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

For example, assume that you invest $1,000 in an S&P 500 Price Return Index, 3-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 17%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 20% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 17% Segment Rate of Return, and your Segment Maturity Value would be $1,170. We reach that amount as follows:

..   The Index Performance Rate (20%) is greater than the Performance Cap Rate
    (17%), so the Segment Rate of Return (17%) is equal to the Performance Cap Rate.

..   The Segment Return Amount ($170) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (17%).

..   The Segment Maturity Value ($1,170) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($170).

If the S&P Price Return Index is only 15% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 15% Segment Rate of Return, and your Segment Maturity Value would be $1,150. We reach that amount as follows:

..   The Index Performance Rate (15%) is less than the Performance Cap Rate
    (17%), so the Segment Rate of Return (15%) is equal to the Index Performance Rate.

..   The Segment Return Amount ($150) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (15%).

..   The Segment Maturity Value ($1,150) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($150).

If the S&P Price Return Index is -10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -10% and the Segment Buffer absorbs the first
    -20% of negative performance, so the Segment Rate of Return is 0%.

..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is -30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    -20% of negative performance, so the Segment Rate of Return is -10%.

..   The Segment Return Amount (-$100) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

..   The Segment Maturity Value ($900) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$100).

SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will be a Segment Maturity Date and Segment Start Date each month that the contract is outstanding. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment business days occurring after the 13th of a month.

Please see Appendix V later in this prospectus for a demonstration of the effects that weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

                        CONTRACT FEATURES AND BENEFITS

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of the month. It is possible that an Index could experience an emergency close on a Segment Business Date, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

..   IF AN EMERGENCY CLOSE OCCURS ON A SCHEDULED SEGMENT MATURITY DATE, then the
    Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

   -- For example, assume Monday the 14th is the scheduled Segment Maturity
      Date in a given month. If the NYMEX does not open due to an emergency condition, there would be no reference price that day for the Oil Index. If the NYSE opened on the 14th, the S&P 500 Price Return Index and Russell 2000(R) Price Return Index would be published. In this case, the Segment Maturity Date for any Segments based on the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th. Any Segment based on the Oil Index that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index would be Monday the 14th, and if the NYMEX opens on the Tuesday the 15th the Segment Maturity Date for Segments that utilize the Oil Index would be Tuesday the 15th. However, the Segment Start Date for all new Segments created that month (including both those that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index and those that utilize the Oil Index) would be Tuesday the 15th.

..   IF AN EMERGENCY CLOSE OCCURS ON AN INDEX OTHER THAN THE NYSE ON A SCHEDULED
    SEGMENT START DATE, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments that month and would remain in the corresponding Segment Type Holding Account.

   -- For example, assume that the only the Oil Index could not mature on the 14th or the 15th . This would mean that the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or the Russell 2000(R) Price Return Index would be Monday the 14th and the Segment Start Date for those indices would be Tuesday the 15th. However, Segments that utilize the Oil Index would be matured at the next available price after the 15th and, consequently, could not participate in Segments established for that month. The resulting Segment Maturity Values would remain in the corresponding Segment Type Holding Account until the following month or until further instruction was provided from the contract owner.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a month or a period of several months, or we may terminate a Segment Type entirely.


If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account. We will provide you with written confirmation when money is not transferred from a Segment Type Holding Account into a segment due to the suspension of a Segment Type.


If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000(R) Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

                        CONTRACT FEATURES AND BENEFITS

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.

DOLLAR CAP AVERAGING PROGRAM

(available to all contract owners on or about June 24, 2013)


Our Dollar Cap Averaging Program ("Program") is an administrative service designed to systematically invest in any of the available Segments over a period of either three or six months. The Program invests in the dollar cap averaging account, which is part of the EQ/Money Market variable investment option. The dollar cap averaging account has the same rate of return as the EQ/Money market variable investment option. The Program allows you to gradually allocate amounts to available Segment Type Holding Accounts by periodically transferring approximately the same dollar amount to your selected Segment Type Holding Accounts. Regular allocations to the Segment Type Holding Accounts will allow you to invest in the Segments at different Performance Cap Rates. Therefore, you may get a higher average cap over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the Segment Type Holding Accounts, limit the number of Segments which you may elect or discontinue offering the Program.

Under the Dollar Cap Averaging Program, the following applies:

..   The minimum initial contribution required to establish a Program is $25,000.

..   There is no minimum contribution requirement for subsequent contributions to an existing Program. Subsequent contributions do not extend the time period of the Program. Subsequent contributions will increase the amount of each periodic transfer into the designated Segment Type Holding Account(s) for the remainder of the Program.

..   The Program can be funded from both new contributions to your contract and transfers from the investment options, including the EQ/Money Market variable investment option.

..   If you elect to invest in the Program at contract issue, 100% of your initial contribution must be allocated to the Program. In other words, your initial contribution cannot be split between your Program and any other investment option available under the contract.

..   Your allocation instructions for the Program must match your allocation instructions on file on the day the Program is established. If you change your allocation instructions on file, the instructions for your Program will change to match your new allocation instructions.

..   You may not specify a Performance Cap Threshold if you elect to invest in the Program. This means you will invest in the Segment(s) based on the Performance Cap Rate declared on the Segment Start Date.

..   We offer time periods of 3 and 6 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the Program into your designated Segment Type Holding Accounts on a monthly basis. We may offer the Program in the future with transfers on a different basis. You can learn more about the Program by contacting your financial professional or our processing office.

..   Transfers from the dollar cap averaging account into the designated Segment
    Type Holding Account(s) will occur the business day preceding the next Segment Start Date. For example, if a contract is issued on January 5th and the next Segment Start Date is January 15th and January 14th is a business day, the first transfer from the dollar cap averaging account into the designated Segment Type Holding Account(s) will occur on January 14th.

..   Any transfers or withdrawals from the dollar cap averaging account will terminate the Program. Upon termination, all funds will be transferred to the investment options according to your allocation instructions. However, any forced withdrawals from the dollar cap averaging account as a result of an RMD will not terminate the Program.

..   If a Segment Type is suspended, any amount in the dollar cap averaging account destined for that Segment will be transferred to the Segment Type Holding Account. It will remain there until the next Segment Start Date on which the Segment is not suspended. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and the Program will continue.

..   You may cancel your participation in the Program at any time by notifying us in writing. If you terminate your Program, we will transfer any amount remaining in the dollar cap averaging account to the investment options according to your allocation instructions.


PRE-PACKAGED SEGMENT SELECTION
(available at contract issue only to contracts purchased on or after June 24,
2013)

Pre-Packaged Segment Selections ("packages") are only available at contract issue. You may select only one package and you must allocate 100% of your initial contribution to that package. Each package consists of several Segments, each of which represents a specified percentage of your contribution. If you elect to invest according to one of these packages, we will invest your initial contribution among the Segments within the package according to the percentage allocations. You may not specify a Performance Cap Threshold if you select a package. This means you will invest in the Segments based on the Performance Cap Rate declared on the Segment Start Date. Once you have selected a package, we will only rebalance your account value to take into account performance among the Segments on the Segment Maturity Date. Your Segment Investment will not be rebalanced during the Segment Duration. On the Segment Maturity Date, your Segment Investment will be reallocated according to the percentage allocations of your package.


If you make a subsequent contribution to your contract, that contribution will be invested according to the percentage allocations of your package. If you submit new allocation instructions after contract issue, these instructions will replace your existing instructions, which will terminate your package. You will not be able to select a new package. However, you can always submit new instructions that

                        CONTRACT FEATURES AND BENEFITS
replicate the allocation percentages under an existing package. At issue, you may also elect to invest in a package through the Dollar Cap Averaging Program.

If you are interested in the Pre-Packaged Segment Selection feature, you should work with your financial professional to select the package that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these packages, we are not providing investment advice. You are responsible for determining which package is best for you. Investing by means of Pre-Packaged Segment Selection does not ensure a profit or protect against a loss. The composition of the packages we offer may vary over time. The composition of the package you select will not change unless a Segment Type is terminated or you terminate your package by amending your allocation instructions. If one of the Segment Types is terminated or discontinued, the value in the terminated Segment Type Holding Account will be moved to the EQ/Money Market variable investment option and your package will continue. If a Segment Type is suspended, any amount in the Segment Type Holding Account will remain there until the next Segment Start Date on which the Segment is not suspended. We reserve the right to discontinue offering new or current packages.


If you elect to invest using one of our Pre-Packaged Segment Selection options at issue, you may choose one of the packages listed below. Each Segment Type represents 1 year Segment Duration and a 10% Segment Buffer.



---------------------------------------------------
                     PACKAGE 1
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               65%
---------------------------------------------------
Russell 2000 Price Return Index          30%
---------------------------------------------------
MSCI EAFE Price Return Index             5%
---------------------------------------------------
                     PACKAGE 2
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               45%
---------------------------------------------------
Russell 2000 Price Return Index          40%
---------------------------------------------------
NASDAQ 100 Price Return Index            5%
---------------------------------------------------
MSCI EAFE Price Return Index             10%
---------------------------------------------------
                     PACKAGE 3
---------------------------------------------------
                                         ALLOCATION
 SEGMENT TYPE (1 YR -10% BUFFER)         PERCENTAGE
---------------------------------------------------
S&P 500 Price Return Index               25%
---------------------------------------------------
Russell 2000 Price Return Index          50%
---------------------------------------------------
NASDAQ 100 Price Return Index            10%
---------------------------------------------------
MSCI EAFE Price Return Index             10%
---------------------------------------------------
MSCI Emerging Markets Price Return Index 5%
---------------------------------------------------


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


--------------------------------------------------------------------------------
SEGMENT INTERIM VALUE -- THE VALUE OF YOUR INVESTMENT IN A SEGMENT PRIOR TO THE SEGMENT MATURITY DATE.
--------------------------------------------------------------------------------

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

CONTRACT CANCELLATION PROVISION FOR LACK OF SEGMENT

In addition to your right to cancel within a certain number of days, as described in the previous section, you may also cancel your contract under certain other conditions.

If you allocate all or a portion of your initial investment to Segment Type Holding Accounts on your application, and no Segments are created in any of the corresponding Segment Types on the first Segment Start Date following your contract's issue date, you may cancel your contract, without paying any applicable withdrawal charges. You may exercise this cancellation right by mailing the contract, with a signed letter of instruction electing this right, to our processing office

                        CONTRACT FEATURES AND BENEFITS
by the first day of the month following the first Segment Start Date after your contract date. If you transfer any amounts into or out of any Segment Type Holding Accounts prior to the first Segment Start Date under your contract, you will give up this right.

If your state's law requires that we refund the full amount of your contribution upon cancellation, and you are within the time period specified by your state's law to exercise your right to cancel, then you will receive the full amount of your contribution. If that time has expired before we receive your contract, or if your state's law does not require that we return the full amount of your contribution, we will refund your account value, as described in the previous section.


If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the contract cancellation provision for lack of creation of Segment(s).


PARTIAL WITHDRAWAL PROVISION FOR LACK OF SEGMENT

We reserve the right, in our sole discretion, to terminate or suspend Segment Types. It is possible that when you designate your entire initial investment to more than one Segment Type Holding Account, or to one or more variable investment options and one or more Segment Type Holding Accounts on your application, no Segments are created in some or all of the corresponding Segment Types on the first Segment Start Date following your contract date because we have exercised our right to terminate or suspend those Segment Types. If the Segment Type has been suspended, you may request that we return to you the amount of your initial contribution to any Segment Type Holding Account from which no Segment was created. The amount we return to you will not be greater than your account value in the corresponding Segment Type Holding Accounts on the date your request is received at our processing office. If the Segment Type has been terminated and the account value in the Segment Type Holding Account has been transferred to the EQ/Money Market variable investment option, then the amount we return to you may not be greater than the amount transferred from the Segment Type Holding Account to the EQ/Money Market variable investment option. Under these circumstances, we will not assess any otherwise applicable withdrawal charge on amounts returned to you. You will have until the first day of the month following the first Segment Start Date to exercise this right. Exercising this right will not cancel the rest of your contract.

You may also exercise this right if you make (i) a subsequent contribution,
(ii) a contribution or transfer pursuant to an intended Section 1035 tax-free exchange, or (iii) a IRA direct transfer, after your contract's issue date. In these cases, we will measure your ability to exercise this right using the Segment Start Date after we receive funds at our processing office, rather than your contract date.


If you elected to invest through the Dollar Cap Averaging Program, you are not eligible to exercise the partial withdrawal provision for lack of creation of Segment(s).


We reserve the right to change or cancel this provision at any time.

                        CONTRACT FEATURES AND BENEFITS

4. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts, (iii) the values you have in the Dollar Cap Averaging Program and
(iv) your Segment Interim Values.

Your Series B contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

For Series C and Series ADV contracts, at any time before annuity payments begin, your contract's cash value is equal to its account value.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS AND SEGMENT TYPE HOLDING ACCOUNTS

Each variable investment option and Segment Type Holding Account invests in shares of a corresponding portfolio. Your value in each variable investment option and Segment Type Holding Account is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option and Segment Type Holding Account depends on the investment performance of that option minus daily charges for the Contract fee. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option or Segment Type Holding Account equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option or Segment Type Holding Account does not change unless it is:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option and Segment Type Holding Account.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in Appendix III, these components are used to calculate the Segment Interim Value. The three components are:

(1)Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

                                     PLUS

(2)Fair value of derivatives is calculated by using the Black Scholes model, as described in Appendix III, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

                       DETERMINING YOUR CONTRACT'S VALUE

                                     PLUS

(3)Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.

                       DETERMINING YOUR CONTRACT'S VALUE

5. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

..   you may not transfer out of a Segment before its Segment Maturity Date.

..   you may not transfer out of a Segment Type Holding Account on a Segment
    Start Date.

..   a contribution or transfer into a Segment Type Holding Account on a Segment
    Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month's Segment Start Date, provided you meet the participation requirements.

..   you may not contribute or transfer money into a Segment Type Holding
    Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

..   you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

..   you may not contribute to a Segment Type Holding Account or transfer to a
    Segment Type Holding Account or a Segment if the total number of Segments and Segment Type Holding Accounts that would be active in your contract after such contribution or transfer would be greater than 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

..   transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form, or by telephone using TOPS or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentage to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. We do not deduct a transfer charge for any transfer made in connection with our Dollar Cap Averaging Program. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

 Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

6. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

METHOD OF WITHDRAWAL

---------------------------------------------------
                                         LIFETIME
                                         REQUIRED
                                         MINIMUM
 CONTRACT                      PARTIAL DISTRIBUTION
---------------------------------------------------
NQ                               Yes       No
---------------------------------------------------
Traditional IRA                  Yes       Yes
---------------------------------------------------
Roth IRA                         Yes       No
---------------------------------------------------

We impose no withdrawal charge for withdrawals from Series C or Series ADV contracts. However, withdrawals, including withdrawals made to pay all or part of any fee that may be associated with a fee-based program, may be subject to income tax and, unless the taxpayer is over age 59 1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus. In addition, the fee-based program sponsor may apply a charge if you decide to no longer participate in the program. You should consult with your program sponsor for more details about your particular fee-based arrangement.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

For Series B contracts, partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70 1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

                             ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

WITHDRAWALS

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on a pro rata basis from the Segment Type Holding Accounts. If there are insufficient funds in the Segment Type Holding Accounts, any additional amount of the withdrawal required will be taken from the dollar cap averaging account. If there is insufficient value in the dollar cap averaging account, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis. A partial withdrawal from the Dollar Cap Averaging Program will terminate the program.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments.

A withdrawal from a Series ADV NQ contract, including a withdrawal to pay the fees of the fee-based program, may be a taxable event. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Structured Capital Strategies(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies(R) contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic

                             ACCESSING YOUR MONEY
payment amount is determined by the account value or cash value of your Structured Capital Strategies(R) contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies(R) contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies(R) currently offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
---------------------------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a maximum period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies(R) contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

                             ACCESSING YOUR MONEY

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix II later in this Prospectus for state variations.

ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.

                             ACCESSING YOUR MONEY

7. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option and Segment Type Holding Account. This charge is reflected in the unit values of each variable investment option:

..   A contract fee.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   for Series B contracts, at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

..   at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

..   at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

CONTRACT FEE

We deduct a daily charge from the net assets in each variable investment option and Segment Type Holding Account to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                             1.25%
   Series C:                             1.65%
   Series ADV:                           0.65%

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.

FEE-BASED EXPENSES
(APPLICABLE TO SERIES ADV CONTRACTS ONLY)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. Please consult with your program sponsor for more details about your feebased program.

TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge. We will also not charge for transfers made in connection with our Dollar Cap Averaging Program.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

                             CHARGES AND EXPENSES

WITHDRAWAL CHARGE
(APPLICABLE TO SERIES B CONTRACTS ONLY)

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------
                      CONTRACT YEAR
----------------------------------------------------------------
                                         1   2   3   4   5   6+
----------------------------------------------------------------
Percentage of contribution               5%  5%  5%  4%  3%  0%
----------------------------------------------------------------


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.

Withdrawals for a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will trigger the calculation of the Segment Interim Value, which is in addition to any applicable withdrawal charge. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. For Series B contracts, each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. No withdrawal charge applies to Series C and Series ADV contracts. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.

DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

                             CHARGES AND EXPENSES

ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the contract fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

8. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges," "cash value" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.


You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. If the contract is owned by a qualified plan trust or other entity, the death benefit is payable to the owner.


Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

EFFECT OF THE OWNER'S DEATH


In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract is owned by a non-natural person, the death of the primary annuitant triggers rules regarding the death of an owner.


Once we have received notice of the Owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.


Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or an annuity payout option we may offer at the time under the contract, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or an annuity payout option we may offer at the time under the contract within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.


If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or

                           PAYMENT OF DEATH BENEFIT

(4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges (for Series B contracts) will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   In general, withdrawal charges (for Series B contracts) will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule (for Series B contracts) remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

                           PAYMENT OF DEATH BENEFIT

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the fifth anniversary of your death.

..   A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than the fifth anniversary of your death.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

                           PAYMENT OF DEATH BENEFIT

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..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                              -------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.

                           PAYMENT OF DEATH BENEFIT

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9. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.


Annuitization under a Structured Capital Strategies(R) contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

                                TAX INFORMATION

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For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this Structured Capital Strategies(R) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies(R) contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable. If you have a Series ADV contract, withdrawals made by your investment advisor are taxable to you.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

                                TAX INFORMATION

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax.") For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital Strategies(R) contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers
Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies(R) IRA contract (traditional IRA or Roth IRA) by following the directions

                                TAX INFORMATION
under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "INDIVIDUAL RETIREMENT ARRANGEMENTS
(IRAS)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2 "catch-up" contributions ($6,500 for 2013). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

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                                TAX INFORMATION

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..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

..   Do it yourself:


   You receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.


..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

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WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older if made by December 31, 2013.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies(R) contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

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If you choose an account-based method, the RMD amount for your Structured
Capital Strategies(R) traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.



If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies(R) traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.


Particularly if you hold any portion of your Structured Capital Strategies(R) IRA contract value in Segments, you should make sure to have money invested in the variable investment options and/or other traditional IRAs in order to have enough liquidity in the contract or elsewhere to satisfy your RMD withdrawals without dipping into a Segment.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

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If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Structured Capital Strategies(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

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ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

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Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original
SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   we might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   we are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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10. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any variable investment option; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT SEPARATE ACCOUNT NO. 68


We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We are obligated to pay all money we owe under the contract. If the obligation exceeds the assets of Separate Account no. 68, funds will be transferred to Separate Account No. 68 from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. For more information, see "About the general account" below.


Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of the Trust may establish additional portfolios or

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eliminate existing portfolios at any time. More detailed information about the
Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this Prospectus, or in its SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

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..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers uponreceipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options or the Segment
    Type Holding Accounts are invested at the unit value next determined after the receipt of the contribution.

..   Transfers to or from the variable investment options or the Segment Type
    Holding Accounts will be made at the unit value next determined after the receipt of the transfer request.

..   Requests for withdrawals or surrenders from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

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TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors). AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. For Series ADV contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%.

For Series B and Series C contracts, AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for

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information about the compensation he or she receives and any related incentives, as described immediately below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. For Series ADV contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

For Series B and Series C contracts, AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts

                               MORE INFORMATION
and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group


Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

11. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2012 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are incorporated by reference herein in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------




The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                           2012       2011       2010
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $  10.35    $ 10.16    $  9.82
-------------------------------------------------------------------------
   Number of units outstanding (000's)        362         62         13
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $  12.57    $ 11.05    $ 11.02
-------------------------------------------------------------------------
   Number of units outstanding (000's)        466         66          5
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $   1.00    $  1.00    $  1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    128,050     43,482     24,335
-------------------------------------------------------------------------



The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.



------------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31, 2012
------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------
   Unit value                                           $ 10.01
------------------------------------------------------------------------------
   Number of units outstanding (000's)                        1
------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------
   Unit value                                           $  9.96
------------------------------------------------------------------------------
   Number of units outstanding (000's)                        3
------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------
   Unit value                                           $  1.00
------------------------------------------------------------------------------
   Number of units outstanding (000's)                   11,935
------------------------------------------------------------------------------



The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 0.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2012.



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2012       2011       2010
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $10.50     $10.24     $ 9.84
-------------------------------------------------------------------------
   Number of units outstanding (000's)       48         --         --
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $12.75     $11.13     $11.04
-------------------------------------------------------------------------
   Number of units outstanding (000's)        5         --         --
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $ 1.00     $ 1.00     $ 1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    6,456        757         --
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Structured Capital Strategies(R) contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
ALASKA      Series B, Series C, and Series    Not Available
            ADV contracts
-------------------------------------------------------------------------------
ARIZONA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Arizona and you purchased your
            "Contract features and benefits"  contract as a replacement for a different variable annuity
                                              contract or you are age 65 or
                                              older at the time the contract
                                              is issued, you may return your
                                              variable annuity contract within
                                              30 days from the date you
                                              receive it and receive a refund
                                              of account value. This is also
                                              referred to as the "free look"
                                              period.
-------------------------------------------------------------------------------
CALIFORNIA  See "How to reach us"             California contract owners are
                                              not required to use the forms we
                                              provide.

            See "Contract features and        If you reside in California and
            benefits" -- "Your right to       you are age 60 or older at the
            cancel within a certain number    time the contract is issued, you
            of days"                          may return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution,
                                              unless you make a transfer, in
                                              which case the amount of your
                                              refund will be equal to your
                                              account value on the date we
                                              receive your request to cancel
                                              at our processing office. This
                                              amount could be less than your
                                              initial contribution. If you
                                              allocate any portion of your
                                              initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option), your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your contribu-
                                              tions during the free look
                                              period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.
-------------------------------------------------------------------------------

     APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN
                             FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CALIFORNIA                                     If you choose the "return of
(CONTINUED)                                    contribution" free look
                                               treatment and your contract is
                                               still in effect on the 40th day
                                               (or next business day) following
                                               the Contract Date, we will
                                               automatically reallocate your
                                               account value to the investment
                                               options chosen on your
                                               application.

                                               Any transfers made prior to the
                                               expiration of the 30 day free
                                               look will terminate your right
                                               to "return of contribution"
                                               treatment in the event you
                                               choose to exercise your free
                                               look right under the contract.
                                               Any transfer made prior to the
                                               40th day following the Contract
                                               Date will cancel the automatic
                                               reallocation on the 40th day (or
                                               next business day) following the
                                               Contract Date described above.
                                               If you do not want AXA Equitable
                                               to perform this scheduled
                                               one-time reallocation, you must
                                               call one of our customer service
                                               representatives at 1 (800)
                                               789-7771 before the 40th day
                                               following the Contract Date to
                                               cancel.

             See "Dollar Cap Averaging         If you elect to invest in the
             Program" and "Your right to       Dollar Cap Averaging Program,
             cancel within a certain number    you will not be eligible for the
             of days" in "Contract features    "return of contribution" free
             and benefits"                     look treatment. By electing the
                                               Dollar Cap Averaging Program,
                                               you would only be eligible to
                                               receive a return of account
                                               value if you free look your
                                               contract.

             See "Charges and expenses" --     Item (iii) under this section is
             "Disability, terminal illness,    deleted in its entirety.
             or confinement to a nursing
             home" (For Series B contracts
             only)

             See "More information" --         You can transfer ownership of an
             "Transfers of ownership,          NQ contract at any time before
             collateral assignments, loans,    annuity payments begin. You may
             and borrowing"                    assign your contract, unless
                                               otherwise restricted for tax
                                               qualification purposes.
--------------------------------------------------------------------------------
CONNECTICUT  See "Charges and expenses -       Waiver (i) is deleted. As a
             Disability, terminal illness, or  result, the first sentence of
             confinement to a nursing home"    the last paragraph of this
             (For Series B contracts only)     section is deleted and replaced
                                               with the following:

                                               We reserve the right to impose a
                                               withdrawal charge, in accordance
                                               with your contract, if the
                                               conditions described in (ii) or
                                               (iii) above existed at the time
                                               a contribution was remitted or
                                               if the condition began within 12
                                               months following remittance.

             See "Charge for each additional   The charge for transfers does
             transfer in excess of 12          not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and expenses"
--------------------------------------------------------------------------------
FLORIDA      See "How you can purchase and     In the third paragraph of this
             contribute to your contract" in   section, item (i) now reads:
             "Contract features and benefits"  "(i) contributions under a
                                               Structured Capital Strategies(R)
                                               contract would then total more
                                               than $1,500,000;" and item (ii)
                                               regarding the $2,500,000
                                               limitation on contributions is
                                               deleted. The remainder of this
                                               section is unchanged.

             See "Your right to cancel within  If you reside in Florida and you
             a certain number of days" in      are age 65 or older at the time
             "Contract features and benefits"  the contract is issued, you may cancel your variable annuity
                                               contract and return it to us
                                               within 21 days from the date
                                               that you receive it. You will
                                               receive an unconditional refund
                                               equal to the cash surrender
                                               value provided in the annuity
                                               contract, plus any fees or
                                               charges deducted from the
                                               contributions or imposed under
                                               the contract.
--------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
FLORIDA                                          If you reside in Florida and you
(CONTINUED)                                      are age 64 or younger at the
                                                 time the contract is issued, you
                                                 may cancel your variable annuity
                                                 contract and return it to us
                                                 within 14 days from the date
                                                 that you receive it. You will
                                                 receive an unconditional refund
                                                 equal to your contributions,
                                                 including any contract fees or
                                                 charges.

               See "Selecting an annuity payout  The following sentence replaces
               option" under "Your annuity       the first sentence of the second
               payout options" in "Accessing     paragraph in this section:
               your money"

                                                 You can choose the date annuity
                                                 payments are to begin, but it
                                                 may not be earlier than twelve
                                                 months from the contract date.
               See "Withdrawal charge" in        If you are age 65 or older at
               "Charges and expenses"            the time your contract is
                                                 issued, the applicable
                                                 withdrawal charge will not
                                                 exceed 10% of the amount
                                                 withdrawn. In addition, no
                                                 charge will apply after the end
                                                 of the 10th contract year or 10
                                                 years after a contribution is
                                                 made, whichever is later.
----------------------------------------------------------------------------------
IDAHO          See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Idaho, you may return your
               "Contract features and benefits"  contract within 20 days from the date that you receive it and
                                                 receive a refund of your initial
                                                 contribution.
----------------------------------------------------------------------------------
ILLINOIS       Series B, Series C and Series     Not Available
               ADV contracts
----------------------------------------------------------------------------------

MARYLAND       See "Your annuity payout          The table of guaranteed annuity
               options" in "Accessing your       payments cannot be changed after
               money"                            contract issue.
----------------------------------------------------------------------------------
MASSACHUSETTS  See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
MINNESOTA      Structured Capital Strategies(R)  On or about June 24, 2013,
                                                 Structured Capital Strategies(R)
                                                 will no longer be available for
                                                 sale in the state of Minnesota.

               Series C contracts (for sales of  Not available
               Structured Capital Strategies(R)
               prior to June 24, 2013)

               See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Minnesota at the time the
               "Contract features and benefits"  contract is issued, you may
               (for sales of Structured Capital  return your contract within 10
               Strategies(R) prior to June 24,   days from the date that you
               2013)                             receive a refund equal to the
                                                 sum of (a) the difference
                                                 between the contributions made
                                                 and the amounts allocated to any
                                                 investment option and (b) the
                                                 account value in any investment
                                                 option on the date your contract
                                                 is received by our processing
                                                 office or your financial
                                                 professional. Such amount will
                                                 be paid within 10 days after we
                                                 receive notice of cancellation
                                                 and the contract.
----------------------------------------------------------------------------------
NEW JERSEY     See "Disability, terminal         The waivers described in this
               illness or confinement to         section are deleted.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------

NEW HAMPSHIRE  See "Disability, terminal         Waiver (iii) regarding the
               illness, or confinement to a      definition of a nursing home is
               nursing home" under "Withdrawal   deleted, and replaced with the
               charge" in "Charges and           following:
               expenses" (For Series B           You are confined to a nursing
               contracts only)                   home for more than 90 days (or
                                                 such other period, as required
                                                 in your state) as verified by a
                                                 licensed physician. A nursing
                                                 home for this purpose means one
                                                 that is (a) a provider of
                                                 skilled nursing care service, or
                                                 qualified to receive approval of
                                                 Medicare benefits, or (b)
                                                 operated pursuant to law as a
                                                 skilled nursing home by the
                                                 state or territory in which it
                                                 is located (it must be within
                                                 the United States, Puerto Rico,
                                                 U.S. Virgin Islands, or Guam)
                                                 and meets all of the following:

                                                 .   its main function is to
                                                     provide skilled,
                                                     intermediate, or custodial
                                                     nursing care;
----------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
NEW HAMPSHIRE                                    .   it provides continuous room
(CONTINUED)                                          and board;

                                                 .   it is supervised by a
                                                     registered nurse or licensed
                                                     practical nurse;

                                                 .   it keeps daily medical
                                                     records of each patient;

                                                 .   it controls and records all
                                                     medications dispenses; and

                                                 .   its primary service is other
                                                     than to provide housing for
                                                     residents.
----------------------------------------------------------------------------------
NEW YORK       See "Your right to cancel within  The second paragraph under "Your
               a certain number of days" in      right to cancel within a certain
               "Contract features and benefits"  number of days" is deleted in
               and also see "Calculation         its entirety and replaced with
               Formula" in "Appendix III:        the following:
               Segment Interim Value"
                                                 Your refund will equal your
                                                 account value under the contract
                                                 on the day we receive written
                                                 notification of your decision to
                                                 cancel the contract and will
                                                 reflect any investment gain or
                                                 loss in the variable investment
                                                 options (less the daily charges
                                                 we deduct) through the date we
                                                 receive your contract. This
                                                 includes a modified calculation
                                                 of the Segment Interim Value for
                                                 amounts allocated to existing
                                                 Segments. For any IRA contract
                                                 returned to us within seven days
                                                 after you receive it, we are
                                                 required to refund the full
                                                 amount of your contribution.

                                                 Only for the purpose of
                                                 calculating your refunded amount
                                                 if you exercise your right to
                                                 cancel within a certain number
                                                 of days, your Segment Interim
                                                 Value is equal to the sum of the
                                                 following components:
                                                    (1)Fair Value of Fixed
                                                       Instruments; plus
                                                    (2)Fair Value of Derivatives;
                                                       plus
                                                    (3)Cap Calculation Factor
                                                       (computed based on the
                                                       assumption that we have
                                                       not incurred any expense).
               See "The amount applied to        If a life contingent annuity
               purchase an annuity payout        payout option is elected, the
               option" in "Accessing your money" amount applied to the annuity benefit will be 100% of the
                                                 account value and any applicable
                                                 withdrawal charge will be waived.

                                                 If a non-life contingent annuity
                                                 payout option is elected, the
                                                 amount applied to the annuity
                                                 benefit is the greater of the
                                                 cash value or 95% of what the
                                                 account value would be if no
                                                 withdrawal charge applied.

               See "Disability, terminal         Item (i) is deleted and replaced
               illness, or confinement to a      with the following: An owner (or
               nursing home" in "Charges and     older joint owner, if
               expenses"                         applicable) has qualified to
                                                 receive Social Security
                                                 disability benefits as certified
                                                 by the Social Security
                                                 Administration or meets the
                                                 definition of a total disability
                                                 as specified in the contract. To
                                                 qualify, a recertification
                                                 statement from a physician will
                                                 be required every 12 months from
                                                 the date disability is
                                                 determined.

               See "Transfers of ownership,      You may assign all or a portion
               collateral assignments, loans     of your contract at any time,
               and borrowing" in "More           unless otherwise restricted for
               information"                      tax qualification purposes.
----------------------------------------------------------------------------------

NORTH DAKOTA   See "Your right to cancel within  To exercise your cancellation
               a certain number of days" in      right, you must return the
               "Contract features and benefits"  certificate directly to our processing office within 20 days
                                                 after you receive it.
----------------------------------------------------------------------------------
OREGON         Series C contracts                Not Available
               iShares(R) Dow Jones U.S. Real    Not Available
               Estate Index Fund & MSCI
               Emerging Markets Price Return
               Index
               Dollar Cap Averaging Program      Not Available
----------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
OREGON        Pre-Packaged Segment Selection    Not Available
(CONTINUED)

              See "Securities Indices" under    The NASDAQ-100 Price Return
              "Structured Investment Option"    Index is not available in Oregon.
              in "Contract features and
              benefits"

              See "How you can purchase and     Additional contributions are not
              contribute to your contract" in   permitted after the fifth
              "Contract features and benefits"  contract year.

              See "Lifetime required minimum    THE FOLLOWING REPLACES THE THIRD
              distribution withdrawals" under   PARAGRAPH:
              "Withdrawing your account value"  We generally will not impose a
              in "Accessing your money"         withdrawal charge on minimum
                                                distribution withdrawals even if
                                                you are not enrolled in our
                                                automatic RMD service, except
                                                if, when added to a non-RMD lump
                                                sum withdrawal previously taken
                                                in the same contract year, the
                                                minimum distribution withdrawals
                                                exceed the free withdrawal
                                                amount. In order to avoid a
                                                withdrawal charge in connection
                                                with minimum distribution
                                                withdrawals outside of our
                                                automatic RMD service, you must
                                                notify us using our withdrawal
                                                request form. Such minimum
                                                distribution withdrawals must be
                                                based solely on your contract's
                                                account value.
                                                FOR SERIES B CONTRACTS:

              See "Selecting an annuity payout  You can choose the date annuity
              option" under "Your annuity       payments begin, but it may not
              payout options" in "Accessing     be earlier than the date all
              your money"                       withdrawal charges under the
                                                contract expire.

              See "Disability, terminal         Item (i) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and expenses"

              See "Transfers of ownership,      The contract may be freely
              collateral assignments, loans     assigned unless otherwise
              and borrowing" in "More           restricted for tax qualification
              information"                      purposes.
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              See "Disability, terminal         The Withdrawal Charge Waiver
              illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Series B           respect to the Social Security
              contracts only)                   Disability Waiver, the Six Month
                                                Life Expectancy Waiver, or if
                                                the owner is confined to a
                                                nursing home during such period.

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs.

              See footnote 1 in "Fee table"     There is no premium tax charge
              and "Charges for state premium    imposed.
              and other applicable taxes" in
              "Charges and expenses"

              See "Purchase considerations for  We do not offer Structured
              a charitable remainder trusts"    Capital Strategies(R) contracts
              under "Owner and annuitant        to charitable remainder trusts
              requirements" in "Contract        in Puerto Rico.
              features and benefits"

              See "Taxation of nonqualified     There are special rules for
              annuities" in "Tax information"   nonqualified contracts issued in
                                                Puerto Rico.
---------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
PUERTO RICO                                     Income from NQ contracts we
(CONTINUED)                                     issue is U.S. source. A Puerto
                                                Rico resident is subject to U.S.
                                                taxation on such U.S. source
                                                income. Only Puerto Rico source
                                                income of Puerto Rico residents
                                                is excludable from U.S.
                                                taxation. Income from NQ
                                                contracts is also subject to
                                                Puerto Rico tax. The calculation
                                                of the taxable portion of
                                                amounts distributed from a
                                                contract may differ in the two
                                                jurisdictions. Therefore, you
                                                might have to file both U.S. and
                                                Puerto Rico tax returns, showing
                                                different amounts of income from
                                                the contract for each tax
                                                return. Puerto Rico generally
                                                provides a credit against Puerto
                                                Rico tax for U.S. tax paid.
                                                Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you
                                                may not be able to take full
                                                advantage of this credit.
---------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Rhode Island at the time the
              "Contract features and benefits"  contract is issued, you may return your contract within 20
                                                days from the date that you
                                                receive it and receive a refund
                                                of your contribution.
---------------------------------------------------------------------------------
TEXAS         See "How you can purchase and     In the third paragraph of this
              contribute to your contract" in   section, item (i) now reads:
              "Contract features and benefits"  "(i) contributions under a
                                                Structured Capital Strategies(R)
                                                contract would then total more
                                                than $1,500,000." The $2,500,000
                                                limitation on the sum of all
                                                contributions under all AXA
                                                Equitable annuity accumulation
                                                contracts with the same owner or
                                                annuitant does not apply.

              See "Disability, terminal         There is no 12 month waiting
              illness or confinement to         period following a contribution
              nursing home" in "Charges and     for the Six Month Life
              expenses" (For Series B           Expectancy Waiver. The
              contracts only)                   withdrawal charge can be waived
                                                even if the condition begins
                                                within 12 months of the
                                                remittance of the contribution.
---------------------------------------------------------------------------------
UTAH          See "Transfers of ownership,      Unless restricted for tax
              collateral assignments, loans or  purposes, your contract may be borrowing" in "More information"  assigned.
---------------------------------------------------------------------------------
WASHINGTON    See "10% free withdrawal amount"  The 10% free withdrawal amount
              under "Withdrawal charge" in      applies to full surrenders.
              "Charges and expenses"

              See "Disability, terminal         The owner (or older joint owner,
              illness, or confinement to        if applicable) has qualified to
              nursing home" in "Charges and     receive Social Security
              expenses" (For Series B           disability benefits as certified
              contracts only)                   by the Social Security
                                                Administration or a statement
                                                from an independent U.S.
                                                licensed physician stating that
                                                the owner (or older joint owner,
                                                if applicable) meets the
                                                definition of total disability
                                                for at least 6 continuous months
                                                prior to the notice of claim.
                                                Such disability must be
                                                re-certified every 12 months.
---------------------------------------------------------------------------------

APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix III: Segment Interim Value

--------------------------------------------------------------------------------

We calculate the Segment Interim Value for each Segment on each business day, which is also a Segment Business Day, between the Segment Start Date and Segment Maturity Date. The calculation is based on a formula designed to measure the fair value of your Segment Investment on the particular interim date based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives (put and call options). These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We may hold such investments in relation to Segments but are not required to do so. You have no interest in the performance of any of our investments relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note, even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment because of other market conditions, such as the volatility of index prices and interest rates. Finally, Appendix III includes examples of calculations of Segment Interim Values under various hypothetical situations.

CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A)equals the sum of the following three components:

   (1)Fair Value of Fixed Instruments; plus

   (2)Fair Value of Derivatives; plus

   (3)Cap Calculation Factor.

(B)equals the Segment Investment multiplied by (1 + the Performance Cap Rate limiting factor).

OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using a risk-free swap interest rate widely used in derivative markets.

FAIR VALUE OF DERIVATIVES. We use put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim
Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate.

At the time the Segment Interim Value is determined, the Fair Value of Derivatives is calculated using the three different hypothetical options. These options are designated for each Segment and are described in more detail later in this Appendix.

AT-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX VALUE AT SEGMENT INCEPTION). The potential for gain is estimated using the value of this hypothetical option.

OUT-OF-THE-MONEY CALL OPTION (STRIKE PRICE EQUALS THE INDEX INCREASED BY THE PERFORMANCE CAP RATE ESTABLISHED AT SEGMENT INCEPTION). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

..   The net amount of the At-the-Money Call Option less the value of the
    Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

OUT-OF-THE-MONEY PUT OPTION (STRIKE PRICE EQUALS THE INDEX DECREASED BY THE SEGMENT BUFFER). The risk of loss is estimated using the value of this hypothetical option.

                                     III-1

                      APPENDIX III: SEGMENT INTERIM VALUE

..   IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS
    REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (3) above, the Cap Calculation Factor, which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE, AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.

DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF FIXED INSTRUMENTS. The Fair Value of Fixed Instrument in a Segment is based on the swap rate associated with the Segment's remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, "Bloomberg Composite" swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them. The Fair Value of Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + swap rate)/(time to maturity)/

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Derivatives.

For each Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested: (1) the At-the-Money Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below.

In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price -- which was set at issue -- and the underlying index closing price, in the event that the closing price is below the strike price. In a call option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the underlying index closing price and the strike price, in the event that the closing price is above the strike price. Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time remaining until the Segment Maturity Date. More information about the three designated options is set forth below:

(1)AT-THE-MONEY CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2)OUT-OF-THE-MONEY CALL OPTION: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the AT-THE-MONEY CALL OPTION, thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(3)OUT-OF-THE-MONEY PUT OPTION: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any

                                     III-2

                      APPENDIX III: SEGMENT INTERIM VALUE
   time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

The Fair Value of Derivatives is equal to (1) minus (2) minus (3), as defined above.

We determine the fair value of each of the three designated options using the Black Scholes model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with current market prices. Each option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options was purchased, the notional value would be the number of options multiplied by the price of the Index at inception.

For Securities Indices, we use the following inputs to the Black Scholes model:

(1)Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

   This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.

   Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from our pricing agent bank using the same Black Scholes model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

   (a)We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the hypothetical option.

   (b)We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

   (c)The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2)Swap Rate -- We use key derivative swap rates provided by our pricing agent bank, which is a recognized financial reporting vendor. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index provided by our pricing agent bank. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

For Commodities Indices, we use the first two inputs listed above (Implied Volatility of the Index and Swap Rate), but for the third input, instead of using the Index Dividend Yield, we use the Net Convenience Value. This approach is based on standard option pricing methodology, which recognizes that commodities do not pay dividends. Instead, Net Convenience Value represents the market's valuation of the yield of two offsetting factors: (1) the fact that the option does not give the holder the benefit of the ability to use the commodity itself (much like a security option does not give the holder the right to receive dividends); and (2) the fact that the holder is not burdened with the obligation to store the commodity.

(3)Net Convenience Value -- On a daily basis, we calculate the net convenience value for the commodity underlying the Index. The net convenience value for a commodity equals the spot price minus the present value of the futures price (with the present value based on the Swap Rate). We use the spot prices and futures prices provided by our pricing agent bank, which is a recognized financial reporting vendor. The price differences among recognized financial reporting vendors are not meaningful to the calculation of the Segment Interim Value.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.

(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In particular, if there were no such expenses, the Performance Cap Rate might have been greater.

                                     III-3

                      APPENDIX III: SEGMENT INTERIM VALUE

In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment for Series B contracts, approximately 2.20% of the Segment Investment for Series C contracts and approximately 1.25% of the Segment Investment for Series ADV contracts. This calculation includes not only expenses, but an element of profit as well. We may use a lower estimate, which would provide a higher Performance Cap Rate, all other factors being equal. We reserve the right to use a higher estimate in the future, but we would do so only after revising this Appendix to provide notice of the higher estimate. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, if you withdraw your investment prior to the Segment Maturity Date, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by our pricing agent bank to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 (60%) = $6. The Cap Calculation Factor is not used at the time we calculate your Segment Maturity Value. Instead, for any Segment held to its Segment Maturity Date, the values are provided by the contractual guarantees based on Index performance as adjusted by the Performance Cap Rate and the Segment Buffer. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.

                                     III-4

                      APPENDIX III: SEGMENT INTERIM VALUE

EXAMPLES

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for three different Segments. On the first page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8 1/2 months after the Segment Start Date. On the second page, Segments 2 and 3 are valued again, but this time on later dates, with approximately 3 1/2 months remaining until their respective Segment Maturity Dates. On the third page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8 1/2 months after the Segment Start Date.

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                              1-YEAR SEGMENT  3-YEAR SEGMENT  5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)             12              36              60
Valuation Date (Months since
Segment Start Date)                     8.5             8.5             8.5
Segment Investment                     $1,000          $1,000          $1,000
Segment Buffer                          -10%            -20%            -30%
Performance Cap Rate                    11%             19%             35%
Time to Maturity
  (in months)                           3.5             27.5            51.5
  (in years)                           0.288           2.290           4.290
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (303.20)        (224.50)        (150.09)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           701.23          788.03          832.72
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  701.23          788.03          832.72
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (37.47)         (38.30)          (3.60)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           966.97          974.22          979.21
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  966.97          974.22          979.21
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS 0% (FOR EXAMPLE FROM 100.00 TO 100.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                          18.79            5.30           34.30
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                          1,023.22        1,017.83        1,017.11
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                 1,023.22        1,017.83        1,017.11
----------------------------------------------------------------------------------

                                     III-5

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         61.19          41.44          67.83
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,065.63       1,053.96       1,050.63
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,065.63       1,044.98       1,049.67

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         107.43         114.66         146.75
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,111.87       1,127.19       1,129.56
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,078.27       1,044.98       1,049.67

The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:

(1)Implied volatility of 23.4%, 23.6% and 26.1% is assumed for 1-year, 3-year and 5-year segments, respectively.
(2)Swap rate corresponding to remainder of segment term is 0.26% (1-year), 1.27% (3-year) and 2.31% (5-year) annually.
(3)Index dividend yield - 1.95% annually.
(4)Bid-Ask Spread is 10bps (1-year), 15bps (3-year) and 30bps (5-year).

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)                          36                60
Valuation Date (Months since Segment Start
  Date)                                              32.5              56.5
Segment Investment                                  $1,000            $1,000
Segment Buffer                                       -20%              -30%
Performance Cap Rate                                 19%               35%
Time to Maturity
  (in months)                                        3.5               3.5
  (in years)                                        0.288             0.288
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives             (203.82)          (110.12)
Cap Calculation Factor                               5.18              5.18
Sum of Above                                        800.61            894.31
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                               800.61            894.31
----------------------------------------------------------------------------------

                                     III-6

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

-----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives               0.46             12.96
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,004.89          1,017.38
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,004.89          1,017.38
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              89.97             110.95
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,094.40          1,115.37
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,094.40          1,115.37
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              181.03            291.85
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,185.46          1,296.27
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,171.76          1,296.27
-----------------------------------------------------------------------------------

EXAMPLE OF PARTIAL WITHDRAWAL

-----------------------------------------------------------------------------------
 ITEM                            1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Segment Duration (in months)          12               36               60
Valuation Date (Months since
  Segment Start Date)                 8.5              8.5              8.5
Segment Investment                  $1,000           $1,000           $1,000
Segment Buffer                       -10%             -20%             -30%
Performance Cap Rate                  11%              19%              35%
Time to Maturity
  (in month)                          3.5             27.5             51.5
  (in year)                          0.288            2.290            4.290
AMOUNT WITHDRAWN                     $100             $100             $100
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

-----------------------------------------------------------------------------------
Segment Interim Value               701.23           788.03           832.72
Percent Withdrawn                   14.26%           12.69%           12.01%
New Segment Investment              $857.39          $873.10          $879.91
New Segment Interim Value           $601.23          $688.03          $732.72
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

-----------------------------------------------------------------------------------
Segment Interim Value               966.97           974.22           979.21
Percent Withdrawn                   10.34%           10.26%           10.21%
New Segment Investment              $896.58          $897.35          $897.88
New Segment Interim Value           $866.97          $874.22          $879.21
-----------------------------------------------------------------------------------

                                     III-7

                      APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------------
 ITEM                          1-YEAR SEGMENT    3-YEAR SEGMENT    5-YEAR SEGMENT
------------------------------------------------------------------------------------
Segment Interim Value             1,065.63          1,044.98          1,049.67
Percent Withdrawn                  9.38%             9.57%             9.53%
New Segment Investment            $906.16           $904.30           $904.73
New Segment Interim Value         $965.63           $944.98           $949.67
------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

------------------------------------------------------------------------------------
Segment Interim Value             1,078.27          1,044.98          1,049.67
Percent Withdrawn                  9.27%             9.57%             9.53%
New Segment Investment            $907.26           $904.30           $904.73
New Segment Interim Value         $978.27           $944.98           $949.67
------------------------------------------------------------------------------------

Definitions:

(1)Amount withdrawal is net of applicable withdrawal charge
Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]
New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

                                     III-8

                      APPENDIX III: SEGMENT INTERIM VALUE

Appendix IV: Index Publishers

--------------------------------------------------------------------------------


The Structured Investment Option of the Structured Capital Strategies(R) contract tracks certain Securities Indices and Index Funds that are published by third parties. AXA Equitable uses these Securities Indices and Index Funds under license from the Indices' and Index Funds respective publishers. The following information about the Indices and Index Funds is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices and Index Funds:

S&P Dow Jones Indices LLC requires that the following disclaimer be included in the Prospectus:

The S&P 500 Price Return Index and the Dow Jones US Real Estate Index (the "Indexes") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by AXA Equitable. Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AXA Equitable. The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices' only relationship to AXA Equitable with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to AXA Equitable or the Structured Capital Strategies contract. S&P Dow Jones Indices have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies contract into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Structured Capital Strategies contract or the timing of the issuance or sale of such contract or in the determination or calculation of the equation by which such contract is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of AXA Equitable's products. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AXA EQUITABLE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.


The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000(R) Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies(R) contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies(R) contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies(R) contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR

                         APPENDIX IV: INDEX PUBLISHERS

ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Structured Capital Strategies(R) contract is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Structured Capital Strategies(R) contract. The Corporations make no representation or warranty, express or implied to the owners of the Structured Capital Strategies(R) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(R) contract particularly, or the ability of the NASDAQ-100 Price Return Index to track general stock market performance. The Corporations' only relationship to AXA Equitable ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R) and NASDAQ-100 Price Return Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Price Return Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Structured Capital Strategies(R) contract. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Structured Capital Strategies(R) contract into consideration in determining, composing or calculating the NASDAQ-100 Price Return Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Structured Capital Strategies(R) contract to be issued or in the determination or calculation of the equation by which the Structured Capital Strategies(R) contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Structured Capital Strategies(R) contract.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES(R) CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                         APPENDIX IV: INDEX PUBLISHERS

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------

The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:

-----------------------------------------------------------------------
                                 THEN THE SEGMENT      AND THE SEGMENT
IF THE 14TH IS A:               MATURITY DATE IS:      START DATE IS:
-----------------------------------------------------------------------
Friday                           Friday the 14th       Monday the 17th
-----------------------------------------------------------------------
Saturday                         Monday the 16th       Tuesday the 17th
-----------------------------------------------------------------------
Sunday                           Monday the 15th       Tuesday the 16th
-----------------------------------------------------------------------

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:

-------------------------------------------------------------------------
IF A SCHEDULED HOLIDAY           THEN THE SEGMENT       AND THE SEGMENT
FALLS ON:                       MATURITY DATE IS:       START DATE IS:
-------------------------------------------------------------------------
Monday the 14th                  Tuesday the 15th      Wednesday the 16th
-------------------------------------------------------------------------
Friday the 15th                  Monday the 18th        Tuesday the 19th
-------------------------------------------------------------------------

       APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES

Appendix VI: Purchase considerations for defined benefit and defined contribution plans

--------------------------------------------------------------------------------

Defined benefit and defined contribution plans may invest pooled defined benefit plan assets in Structured Capital Strategies(R) under these circumstances.

POOLED DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN ASSETS


The plans may invest assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies(R) contract. There is no requirement to apply for multiple Structured Capital Strategies(R) contracts. Pooled defined benefit plan assets may be invested in Structured Capital Strategies(R) contracts because the contract has no optional benefits that need to be divided among participants. (We also permit defined contribution plans without participant-directed accounts to pool assets attributable to multiple plan participants in one contract.)


Trustees who are considering the purchase of a Structured Capital Strategies(R) contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of a Structured Capital Strategies(R) contract for a qualified plan. The contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the contract. Trustees should also consider that the plan trust must be designated as the beneficiary and that payment of death benefits from the contract must be in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate on a tax-deferred basis even if the plan is not funded by the Structured Capital Strategies(R) contract or another annuity contract. Therefore, trusts should purchase a Structured Capital Strategies(R) contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

NON-QUALIFIED CONTRACT

Defined benefit plans (and defined contribution plans) must use Non-Qualified contracts to invest in Structured Capital Strategies(R). There is no qualified plan contract endorsement available with Structured Capital Strategies(R). The Plan and Trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status. A non-qualified contract cannot be converted to an IRA.

SPLIT FUNDING REQUIREMENT


The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies(R) contract at any time is 80%. At least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable. The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies(R) NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions. The Structured Capital Strategies(R) contract is merely a funding vehicle and is not "benefit sensitive" like some contracts or other funding vehicles that may be offered to qualified plan sponsors.


CONTRIBUTIONS

The Structured Capital Strategies(R) contract will only accept transfer contributions from the other funding vehicles of the plan trust. No contributions will be accepted directly from the employer sponsoring the plan. Checks written on accounts held in the name of the employer sponsoring the plan will not be accepted.

PAYMENTS

All payments under the contract will be made to the plan trust owner. Also, there may be adverse tax consequences if the plan transfers ownership of the contract to an employee after the employee separates from service.

FUNDING VEHICLE ONLY

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan administrative recordkeeping or actuarial valuation services with respect to plan assets invested in Structured Capital Strategies(R) contracts. The plan's administrator will be solely responsible for performing or providing for all such services.

                                     VI-1

     APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT AND DEFINED
                              CONTRIBUTION PLANS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

----------------------------------------------------------------------------------
Please send me a Structured Capital Strategies(R) Statement of
Additional Information dated May 1, 2013.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip

                                                                        #416993

Structured Capital Strategies(R)


A combination variable and index-linked deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2013


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies(R) Prospectus, dated May 1, 2013. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Unit Values                                                  2

        Custodian and Independent Registered Public Accounting Firm  2

        Distribution of the Contracts                                2

        Financial statements                                         2




             Copyright 2013 AXA Equitable Life Insurance Company.
 All rights reserved. Structured Capital Strategies(R) is a registered mark of
                     AXA Equitable Life Insurance Company.



                                         SCS
                                     #416993

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


UNIT VALUES


Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies(R).


The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                  a
                              (   ----)     --  c
                                  b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the contract fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.003446% for Series B contracts and 0.001787% for Series ADV contracts. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2012 and for each of the two years in the period ended December 31, 2012, and the consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $575,594,540 in 2012, $562,732,447 in 2011 and $399,625,078 in 2010, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $16,167,554, $15,092,209 and $10,963,063, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2012, 2011 and 2010. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $630,130,187 in 2012, $529,410,459 in 2011 and
$576,147,169 in 2010. Of these amounts, AXA Advisors retained $371,036,017, $268,084,019 and $364,376,758, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2012............   F-3
   Statements of Operations for the Year Ended December 31, 2012......  F-55
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2012 and 2011.......................................  F-81
   Notes to Financial Statements...................................... F-125

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2012, 2011 and 2010................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2012, 2011 and 2010................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012,
     2011 and 2010...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2012, 2011 and 2010................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                   F-1  413207

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                        ALLIANCEBERNSTEIN VPS ALLIANCEBERNSTEIN VPS
                                                      ALL ASSET GROWTH-    BALANCED WEALTH    INTERNATIONAL GROWTH
                                                           ALT 20*      STRATEGY PORTFOLIO**       PORTFOLIO**
                                                      ----------------- --------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $5,252,783          $3,080,327            $4,810,664
Receivable for The Trusts shares sold................            --                 363                    --
Receivable for policy-related transactions...........         9,715                  --                   344
                                                         ----------          ----------            ----------
   Total assets......................................     5,262,498           3,080,690             4,811,008
                                                         ----------          ----------            ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         9,715                  --                   344
Payable for policy-related transactions..............            --                 363                    --
                                                         ----------          ----------            ----------
   Total liabilities.................................         9,715                 363                   344
                                                         ----------          ----------            ----------
NET ASSETS...........................................    $5,252,783          $3,080,327            $4,810,664
                                                         ==========          ==========            ==========

NET ASSETS:
Accumulation Unit Value..............................    $5,228,892          $3,079,934            $4,810,443
Retained by AXA Equitable in Separate Account No. 49.        23,891                 393                   221
                                                         ----------          ----------            ----------
TOTAL NET ASSETS.....................................    $5,252,783          $3,080,327            $4,810,664
                                                         ==========          ==========            ==========

Investments in shares of The Trusts, at cost.........    $5,259,650          $2,874,347            $4,771,326
The Trusts shares held
   Class A...........................................       284,583                  --                    --
   Class B...........................................            --             256,480               283,648
   Class II..........................................            --                  --                    --
   Class K...........................................           565                  --                    --

                                                      AMERICAN CENTURY
                                                      VP LARGE COMPANY AMERICAN CENTURY VP
                                                         VALUE FUND    MID CAP VALUE FUND
                                                      ---------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,608,902        $9,649,512
Receivable for The Trusts shares sold................           161                --
Receivable for policy-related transactions...........           147             1,203
                                                         ----------        ----------
   Total assets......................................     1,609,210         9,650,715
                                                         ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             1,203
Payable for policy-related transactions..............            --                --
                                                         ----------        ----------
   Total liabilities.................................            --             1,203
                                                         ----------        ----------
NET ASSETS...........................................    $1,609,210        $9,649,512
                                                         ==========        ==========

NET ASSETS:
Accumulation Unit Value..............................    $1,609,210        $9,649,352
Retained by AXA Equitable in Separate Account No. 49.            --               160
                                                         ----------        ----------
TOTAL NET ASSETS.....................................    $1,609,210        $9,649,512
                                                         ==========        ==========

Investments in shares of The Trusts, at cost.........    $1,501,053        $9,104,585
The Trusts shares held
   Class A...........................................            --                --
   Class B...........................................            --                --
   Class II..........................................       150,224           661,378
   Class K...........................................            --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA AGGRESSIVE  AXA BALANCED  AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*     STRATEGY*      ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
Receivable for The Trusts shares sold................        670,016             --       2,810,014         351,277
Receivable for policy-related transactions...........             --        735,200              --              --
                                                      -------------- --------------  --------------    ------------
   Total assets......................................  2,648,358,415  1,229,779,163   2,020,956,671     617,535,543
                                                      -------------- --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        735,200              --              --
Payable for policy-related transactions..............        670,016             --       2,810,014         351,277
                                                      -------------- --------------  --------------    ------------
   Total liabilities.................................        670,016        735,200       2,810,014         351,277
                                                      -------------- --------------  --------------    ------------
NET ASSETS........................................... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
                                                      ============== ==============  ==============    ============

NET ASSETS:
Accumulation Unit Value.............................. $2,647,478,297 $1,228,875,096  $2,017,786,271    $617,051,045
Retained by AXA Equitable in Separate Account No. 49.        210,102        168,867         360,386         133,221
                                                      -------------- --------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,647,688,399 $1,229,043,963  $2,018,146,657    $617,184,266
                                                      ============== ==============  ==============    ============

Investments in shares of The Trusts, at cost......... $2,676,659,646 $1,177,173,632  $2,031,972,503    $596,207,146
The Trusts shares held
   Class A...........................................      1,483,405            962              --              --
   Class B...........................................    264,791,176     97,856,888     210,075,932      50,455,146
   Class K...........................................          1,152             --           1,054              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $430,930,949
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        239,285
                                                        ------------
   Total assets......................................    431,170,234
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        239,285
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        239,285
                                                        ------------
NET ASSETS...........................................   $430,930,949
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $430,809,430
Retained by AXA Equitable in Separate Account No. 49.        121,519
                                                        ------------
TOTAL NET ASSETS.....................................   $430,930,949
                                                        ============

Investments in shares of The Trusts, at cost.........   $425,129,412
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     37,821,749
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA CONSERVATIVE-   AXA GROWTH    AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*    STRATEGY*     ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- -------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
Receivable for The Trusts shares sold................              --               --      1,468,642              --
Receivable for policy-related transactions...........       1,598,630           70,182             --         606,512
                                                       --------------   -------------- --------------  --------------
   Total assets......................................   1,665,391,961    1,025,108,120  6,736,479,478   2,971,284,710
                                                       --------------   -------------- --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       1,598,630           70,182             --         606,512
Payable for policy-related transactions..............              --               --      1,468,642              --
                                                       --------------   -------------- --------------  --------------
   Total liabilities.................................       1,598,630           70,182      1,468,642         606,512
                                                       --------------   -------------- --------------  --------------
NET ASSETS...........................................  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
                                                       ==============   ============== ==============  ==============

NET ASSETS:
Accumulation Unit Value..............................  $1,663,753,293   $1,024,879,596 $6,734,995,099  $2,970,451,471
Retained by AXA Equitable in Separate Account No. 49.          40,038          158,342         15,737         226,727
                                                       --------------   -------------- --------------  --------------
TOTAL NET ASSETS.....................................  $1,663,793,331   $1,025,037,938 $6,735,010,836  $2,970,678,198
                                                       ==============   ============== ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,632,570,161   $  960,647,682 $7,029,152,345  $2,821,383,024
The Trusts shares held
   Class A...........................................              --              927      2,627,683              --
   Class B...........................................     172,591,743       76,409,881    501,376,188     224,076,308
   Class K...........................................           1,122               --            813              --

                                                       AXA MODERATE-
                                                      PLUS ALLOCATION*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,543,671,776
Receivable for The Trusts shares sold................       4,556,727
Receivable for policy-related transactions...........              --
                                                      ---------------
   Total assets......................................   9,548,228,503
                                                      ---------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............       4,556,727
                                                      ---------------
   Total liabilities.................................       4,556,727
                                                      ---------------
NET ASSETS........................................... $ 9,543,671,776
                                                      ===============

NET ASSETS:
Accumulation Unit Value.............................. $ 9,543,492,274
Retained by AXA Equitable in Separate Account No. 49.         179,502
                                                      ---------------
TOTAL NET ASSETS..................................... $ 9,543,671,776
                                                      ===============

Investments in shares of The Trusts, at cost......... $10,605,520,343
The Trusts shares held
   Class A...........................................       3,142,723
   Class B...........................................     925,704,363
   Class K...........................................           1,090

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                               AXA TACTICAL   AXA ULTRA
                                                      AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER     CONSERVATIVE
                                                      MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*  STRATEGY*
                                                      ------------ ------------ ------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
Receivable for The Trusts shares sold................          --            --           --             --       5,927
Receivable for policy-related transactions...........      82,936        51,107        8,796         72,208          --
                                                      -----------  ------------  -----------   ------------    --------
   Total assets......................................  63,756,444   152,642,304   70,026,459    111,811,995     301,265
                                                      -----------  ------------  -----------   ------------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      82,936        51,107        8,796         72,208          --
Payable for policy-related transactions..............          --            --           --             --       5,927
                                                      -----------  ------------  -----------   ------------    --------
   Total liabilities.................................      82,936        51,107        8,796         72,208       5,927
                                                      -----------  ------------  -----------   ------------    --------
NET ASSETS........................................... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
                                                      ===========  ============  ===========   ============    ========

NET ASSETS:
Accumulation Unit Value.............................. $63,474,905  $152,404,118  $69,825,672   $111,565,656    $192,895
Retained by AXA Equitable in Separate Account No. 49.     198,603       187,079      191,991        174,131     102,443
                                                      -----------  ------------  -----------   ------------    --------
TOTAL NET ASSETS..................................... $63,673,508  $152,591,197  $70,017,663   $111,739,787    $295,338
                                                      ===========  ============  ===========   ============    ========

Investments in shares of The Trusts, at cost......... $58,574,905  $141,460,688  $65,307,696   $107,399,798    $295,723
The Trusts shares held
   Class A...........................................      10,732        10,725       10,808         10,594          --
   Class B...........................................   4,011,530    10,466,324    4,622,752      9,236,188      29,358
   Class K...........................................         756           821          795            914          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                          BLACKROCK        BLACKROCK     EQ/ALLIANCEBERNSTEIN
                                                      GLOBAL ALLOCATION LARGE CAP GROWTH    DYNAMIC WEALTH
                                                          V.I. FUND        V.I. FUND     STRATEGIES PORTFOLIO*
                                                      ----------------- ---------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $37,314,990       $6,521,118        $347,807,402
Receivable for The Trusts shares sold................         58,562            3,094                  --
Receivable for policy-related transactions...........             --               --             435,423
                                                         -----------       ----------        ------------
   Total assets......................................     37,373,552        6,524,212         348,242,825
                                                         -----------       ----------        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --             453,427
Payable for policy-related transactions..............         58,562            3,094                  --
                                                         -----------       ----------        ------------
   Total liabilities.................................         58,562            3,094             453,427
                                                         -----------       ----------        ------------
NET ASSETS...........................................    $37,314,990       $6,521,118        $347,789,398
                                                         ===========       ==========        ============

NET ASSETS:
Accumulation Unit Value..............................    $37,313,633       $6,519,281        $338,310,682
Retained by AXA Equitable in Separate Account No. 49.          1,357            1,837           9,478,716
                                                         -----------       ----------        ------------
TOTAL NET ASSETS.....................................    $37,314,990       $6,521,118        $347,789,398
                                                         ===========       ==========        ============

Investments in shares of The Trusts, at cost.........    $36,829,113       $6,571,861        $337,203,147
The Trusts shares held
   Class A...........................................             --               --                  --
   Class B...........................................             --               --          33,844,838
   Class III.........................................      2,602,161          567,547                  --
   Class K...........................................             --               --                  --

                                                      EQ/ALLIANCEBERNSTEIN EQ/AXA FRANKLIN
                                                           SMALL CAP          SMALL CAP
                                                            GROWTH*          VALUE CORE*
                                                      -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $469,625,907      $135,657,282
Receivable for The Trusts shares sold................           17,769            70,808
Receivable for policy-related transactions...........               --                --
                                                          ------------      ------------
   Total assets......................................      469,643,676       135,728,090
                                                          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............               --                --
Payable for policy-related transactions..............           17,769            70,808
                                                          ------------      ------------
   Total liabilities.................................           17,769            70,808
                                                          ------------      ------------
NET ASSETS...........................................     $469,625,907      $135,657,282
                                                          ============      ============

NET ASSETS:
Accumulation Unit Value..............................     $469,529,933      $135,516,417
Retained by AXA Equitable in Separate Account No. 49.           95,974           140,865
                                                          ------------      ------------
TOTAL NET ASSETS.....................................     $469,625,907      $135,657,282
                                                          ============      ============

Investments in shares of The Trusts, at cost.........     $422,838,103      $114,647,975
The Trusts shares held
   Class A...........................................          377,825           203,163
   Class B...........................................       28,428,996        12,457,676
   Class III.........................................               --                --
   Class K...........................................              762             1,174

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                         EQ/BLACKROCK     EQ/BOSTON ADVISORS EQ/CALVERT SOCIALLY
                                                      BASIC VALUE EQUITY*   EQUITY INCOME*      RESPONSIBLE*
                                                      ------------------- ------------------ -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $898,167,785        $291,769,861        $47,239,592
Receivable for The Trusts shares sold................         732,838             139,205                 --
Receivable for policy-related transactions...........              --                  --             28,359
                                                         ------------        ------------        -----------
   Total assets......................................     898,900,623         291,909,066         47,267,951
                                                         ------------        ------------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --                  --             28,359
Payable for policy-related transactions..............         732,838             139,205                 --
                                                         ------------        ------------        -----------
   Total liabilities.................................         732,838             139,205             28,359
                                                         ------------        ------------        -----------
NET ASSETS...........................................    $898,167,785        $291,769,861        $47,239,592
                                                         ============        ============        ===========

NET ASSETS:
Accumulation Unit Value..............................    $898,103,002        $291,752,299        $47,200,209
Retained by AXA Equitable in Separate Account No. 49.          64,783              17,562             39,383
                                                         ------------        ------------        -----------
TOTAL NET ASSETS.....................................    $898,167,785        $291,769,861        $47,239,592
                                                         ============        ============        ===========

Investments in shares of The Trusts, at cost.........    $819,713,377        $255,868,071        $40,504,466
The Trusts shares held
   Class A...........................................       2,295,651             991,174                 --
   Class B...........................................      59,059,179          48,653,958          5,687,887
   Class K...........................................             845               2,195                 --

                                                      EQ/CAPITAL GUARDIAN EQ/COMMON STOCK
                                                           RESEARCH*          INDEX*
                                                      ------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $882,442,341      $749,887,382
Receivable for The Trusts shares sold................         363,705           140,300
Receivable for policy-related transactions...........              --                --
                                                         ------------      ------------
   Total assets......................................     882,806,046       750,027,682
                                                         ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --                --
Payable for policy-related transactions..............         363,705           140,300
                                                         ------------      ------------
   Total liabilities.................................         363,705           140,300
                                                         ------------      ------------
NET ASSETS...........................................    $882,442,341      $749,887,382
                                                         ============      ============

NET ASSETS:
Accumulation Unit Value..............................    $882,298,724      $749,816,785
Retained by AXA Equitable in Separate Account No. 49.         143,617            70,597
                                                         ------------      ------------
TOTAL NET ASSETS.....................................    $882,442,341      $749,887,382
                                                         ============      ============

Investments in shares of The Trusts, at cost.........    $798,331,826      $703,665,173
The Trusts shares held
   Class A...........................................         142,160           164,560
   Class B...........................................      60,306,696        41,407,191
   Class K...........................................              --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                         EQ/CORE     EQ/DAVIS NEW YORK   EQ/EQUITY      EQ/EQUITY
                                                       BOND INDEX*       VENTURE*        500 INDEX*    GROWTH PLUS*
                                                      -------------- ----------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,946,395
Receivable for The Trusts shares sold................             --        108,714                --        529,858
Receivable for policy-related transactions...........      1,620,424             --           745,160             --
                                                      --------------   ------------    -------------- --------------
   Total assets......................................  1,242,870,601    315,677,334     1,295,929,081  1,039,476,253
                                                      --------------   ------------    -------------- --------------

LIABILITIES:
Payable for The Trusts shares purchased..............      1,620,424             --           745,160             --
Payable for policy-related transactions..............             --        108,714                --        537,305
                                                      --------------   ------------    -------------- --------------
   Total liabilities.................................      1,620,424        108,714           745,160        537,305
                                                      --------------   ------------    -------------- --------------
NET ASSETS........................................... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,938,948
                                                      ==============   ============    ============== ==============

NET ASSETS:
Accumulation Unit Value.............................. $1,241,073,143   $315,431,233    $1,295,073,363 $1,038,843,577
Retained by AXA Equitable in Separate Account No. 49.        177,034        137,387           110,558         95,371
                                                      --------------   ------------    -------------- --------------
TOTAL NET ASSETS..................................... $1,241,250,177   $315,568,620    $1,295,183,921 $1,038,938,948
                                                      ==============   ============    ============== ==============

Investments in shares of The Trusts, at cost......... $1,228,947,848   $269,300,390    $1,123,089,411 $  992,269,385
The Trusts shares held
   Class A...........................................             --        898,960           748,708             --
   Class B...........................................    122,106,284     29,841,118        51,664,843     65,470,001
   Class K...........................................          1,027          1,156               508            740

                                                       EQ/FRANKLIN
                                                      CORE BALANCED*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $629,709,915
Receivable for The Trusts shares sold................     1,297,384
Receivable for policy-related transactions...........            --
                                                       ------------
   Total assets......................................   631,007,299
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............     1,297,384
                                                       ------------
   Total liabilities.................................     1,297,384
                                                       ------------
NET ASSETS...........................................  $629,709,915
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $629,446,145
Retained by AXA Equitable in Separate Account No. 49.       263,770
                                                       ------------
TOTAL NET ASSETS.....................................  $629,709,915
                                                       ============

Investments in shares of The Trusts, at cost.........  $578,495,914
The Trusts shares held
   Class A...........................................       183,714
   Class B...........................................    70,417,286
   Class K...........................................         1,282

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                           EQ/FRANKLIN      EQ/GAMCO MERGERS  EQ/GAMCO SMALL  EQ/GLOBAL
                                                      TEMPLETON ALLOCATION* AND ACQUISITIONS* COMPANY VALUE*  BOND PLUS*
                                                      --------------------- ----------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
Receivable for The Trusts shares sold................           410,278             26,113          271,135       298,583
Receivable for policy-related transactions...........                --                 --               --            --
                                                         --------------       ------------     ------------  ------------
   Total assets......................................     1,266,085,795        200,492,873      906,921,195   498,976,924
                                                         --------------       ------------     ------------  ------------

LIABILITIES:
Payable for The Trusts shares purchased..............                --                 --               --            --
Payable for policy-related transactions..............           410,278             26,113          271,135       298,583
                                                         --------------       ------------     ------------  ------------
   Total liabilities.................................           410,278             26,113          271,135       298,583
                                                         --------------       ------------     ------------  ------------
NET ASSETS...........................................    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
                                                         ==============       ============     ============  ============

NET ASSETS:
Accumulation Unit Value..............................    $1,265,573,525       $200,394,856     $906,543,772  $498,531,611
Retained by AXA Equitable in Separate Account No. 49.           101,992             71,904          106,288       146,730
                                                         --------------       ------------     ------------  ------------
TOTAL NET ASSETS.....................................    $1,265,675,517       $200,466,760     $906,650,060  $498,678,341
                                                         ==============       ============     ============  ============

Investments in shares of The Trusts, at cost.........    $1,168,202,567       $196,068,271     $694,880,897  $504,217,743
The Trusts shares held
   Class A...........................................           155,969            401,110        1,256,773       463,631
   Class B...........................................       153,677,863         15,628,639       20,190,028    50,159,419
   Class K...........................................                --                851              306         1,044

                                                           EQ/GLOBAL
                                                      MULTI-SECTOR EQUITY*
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $897,012,616
Receivable for The Trusts shares sold................          226,162
Receivable for policy-related transactions...........               --
                                                          ------------
   Total assets......................................      897,238,778
                                                          ------------

LIABILITIES:
Payable for The Trusts shares purchased..............               --
Payable for policy-related transactions..............          226,162
                                                          ------------
   Total liabilities.................................          226,162
                                                          ------------
NET ASSETS...........................................     $897,012,616
                                                          ============

NET ASSETS:
Accumulation Unit Value..............................     $896,919,873
Retained by AXA Equitable in Separate Account No. 49.           92,743
                                                          ------------
TOTAL NET ASSETS.....................................     $897,012,616
                                                          ============

Investments in shares of The Trusts, at cost.........     $876,821,600
The Trusts shares held
   Class A...........................................          311,230
   Class B...........................................       72,272,699
   Class K...........................................              926

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                      GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*         ETF*
                                                      ---------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $440,400,882     $631,690,237     $556,404,441      $5,393,058
Receivable for The Trusts shares sold................        233,349          405,645               --             432
Receivable for policy-related transactions...........             --               --        1,452,889              --
                                                        ------------     ------------     ------------      ----------
   Total assets......................................    440,634,231      632,095,882      557,857,330       5,393,490
                                                        ------------     ------------     ------------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --        1,452,889              --
Payable for policy-related transactions..............        233,349          405,645               --             432
                                                        ------------     ------------     ------------      ----------
   Total liabilities.................................        233,349          405,645        1,452,889             432
                                                        ------------     ------------     ------------      ----------
NET ASSETS...........................................   $440,400,882     $631,690,237     $556,404,441      $5,393,058
                                                        ============     ============     ============      ==========

NET ASSETS:
Accumulation Unit Value..............................   $440,306,006     $631,630,541     $556,302,708      $3,190,999
Retained by AXA Equitable in Separate Account No. 49.         94,876           59,696          101,733       2,202,059
                                                        ------------     ------------     ------------      ----------
TOTAL NET ASSETS.....................................   $440,400,882     $631,690,237     $556,404,441      $5,393,058
                                                        ============     ============     ============      ==========

Investments in shares of The Trusts, at cost.........   $431,202,507     $715,731,123     $723,063,944      $6,328,460
The Trusts shares held
   Class A...........................................             --          288,679          305,830         674,914
   Class B...........................................     42,607,873       71,012,790       68,257,720         170,634
   Class K...........................................            982            1,243            1,393           1,820

                                                      EQ/INTERNATIONAL
                                                        VALUE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $582,621,300
Receivable for The Trusts shares sold................        408,608
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    583,029,908
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        408,608
                                                        ------------
   Total liabilities.................................        408,608
                                                        ------------
NET ASSETS...........................................   $582,621,300
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $582,559,670
Retained by AXA Equitable in Separate Account No. 49.         61,630
                                                        ------------
TOTAL NET ASSETS.....................................   $582,621,300
                                                        ============

Investments in shares of The Trusts, at cost.........   $653,537,163
The Trusts shares held
   Class A...........................................        334,788
   Class B...........................................     52,360,046
   Class K...........................................          1,015

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                          EQ/JPMORGAN      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES*  CORE PLUS*  GROWTH INDEX* GROWTH PLUS* VALUE INDEX*
                                                      -------------------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
Receivable for The Trusts shares sold................               --           37,636           --       302,162      745,460
Receivable for policy-related transactions...........          250,544               --          277            --           --
                                                          ------------     ------------ ------------  ------------ ------------
   Total assets......................................      246,243,844      138,022,221  354,487,550   515,142,535  266,209,475
                                                          ------------     ------------ ------------  ------------ ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          250,544               --          277            --           --
Payable for policy-related transactions..............               --           37,636           --       302,162      745,460
                                                          ------------     ------------ ------------  ------------ ------------
   Total liabilities.................................          250,544           37,636          277       302,162      745,460
                                                          ------------     ------------ ------------  ------------ ------------
NET ASSETS...........................................     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
                                                          ============     ============ ============  ============ ============

NET ASSETS:
Accumulation Unit Value..............................     $245,937,059     $137,932,096 $354,415,236  $514,716,621 $263,257,510
Retained by AXA Equitable in Separate Account No. 49.           56,241           52,489       72,037       123,752    2,206,505
                                                          ------------     ------------ ------------  ------------ ------------
TOTAL NET ASSETS.....................................     $245,993,300     $137,984,585 $354,487,273  $514,840,373 $265,464,015
                                                          ============     ============ ============  ============ ============

Investments in shares of The Trusts, at cost.........     $245,207,631     $153,764,358 $278,073,655  $458,311,607 $225,593,862
The Trusts shares held
   Class A...........................................          339,690               --      553,831        98,896      445,971
   Class B...........................................       22,984,039       19,927,049   35,488,625    28,422,568   44,590,058
   Class K...........................................            1,109            1,745        1,242           643        2,169

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                       EQ/LARGE CAP  EQ/LORD ABBETT  EQ/MFS INTERNATIONAL  EQ/MID CAP
                                                       VALUE PLUS*   LARGE CAP CORE*       GROWTH*           INDEX*
                                                      -------------- --------------- -------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $  985,601,771  $171,909,205       $403,809,263     $704,074,422
Receivable for The Trusts shares sold................        377,977       342,310                 --          379,098
Receivable for policy-related transactions...........             --            --          1,328,219               --
                                                      --------------  ------------       ------------     ------------
   Total assets......................................    985,979,748   172,251,515        405,137,482      704,453,520
                                                      --------------  ------------       ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --            --          1,328,219               --
Payable for policy-related transactions..............        377,977       342,310                 --          371,651
                                                      --------------  ------------       ------------     ------------
   Total liabilities.................................        377,977       342,310          1,328,219          371,651
                                                      --------------  ------------       ------------     ------------
NET ASSETS........................................... $  985,601,771  $171,909,205       $403,809,263     $704,081,869
                                                      ==============  ============       ============     ============

NET ASSETS:
Accumulation Unit Value.............................. $  985,452,018  $171,734,787       $403,795,472     $703,884,609
Retained by AXA Equitable in Separate Account No. 49.        149,753       174,418             13,791          197,260
                                                      --------------  ------------       ------------     ------------
TOTAL NET ASSETS..................................... $  985,601,771  $171,909,205       $403,809,263     $704,081,869
                                                      ==============  ============       ============     ============

Investments in shares of The Trusts, at cost......... $1,258,695,524  $155,662,846       $356,032,016     $647,905,016
The Trusts shares held
   Class A...........................................        141,411         1,906            845,455          564,172
   Class B...........................................     90,537,482    13,721,265         60,081,668       74,837,222
   Class K...........................................          1,119            --              1,798            1,345

                                                      EQ/MID CAP
                                                      VALUE PLUS*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $947,843,674
Receivable for The Trusts shares sold................      383,221
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  948,226,895
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      383,221
                                                      ------------
   Total liabilities.................................      383,221
                                                      ------------
NET ASSETS........................................... $947,843,674
                                                      ============

NET ASSETS:
Accumulation Unit Value.............................. $947,541,955
Retained by AXA Equitable in Separate Account No. 49.      301,719
                                                      ------------
TOTAL NET ASSETS..................................... $947,843,674
                                                      ============

Investments in shares of The Trusts, at cost......... $851,864,517
The Trusts shares held
   Class A...........................................       72,358
   Class B...........................................   90,481,914
   Class K...........................................        1,136

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                           EQ/MORGAN     EQ/MUTUAL
                                                        EQ/MONEY   EQ/MONTAG & CALDWELL STANLEY MID CAP  LARGE CAP
                                                        MARKET*          GROWTH*            GROWTH*       EQUITY*
                                                      ------------ -------------------- --------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $665,030,427     $172,870,097      $569,848,640   $193,789,285
Receivable for The Trusts shares sold................           --          589,495           489,126        429,484
Receivable for policy-related transactions...........   12,321,070               --                --             --
                                                      ------------     ------------      ------------   ------------
   Total assets......................................  677,351,497      173,459,592       570,337,766    194,218,769
                                                      ------------     ------------      ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............   12,321,070               --                --             --
Payable for policy-related transactions..............           --          589,495           489,126        429,484
                                                      ------------     ------------      ------------   ------------
   Total liabilities.................................   12,321,070          589,495           489,126        429,484
                                                      ------------     ------------      ------------   ------------
NET ASSETS........................................... $665,030,427     $172,870,097      $569,848,640   $193,789,285
                                                      ============     ============      ============   ============

NET ASSETS:
Accumulation Unit Value.............................. $664,982,800     $172,865,757      $569,831,922   $193,496,943
Retained by AXA Equitable in Separate Account No. 49.       47,627            4,340            16,718        292,342
                                                      ------------     ------------      ------------   ------------
TOTAL NET ASSETS..................................... $665,030,427     $172,870,097      $569,848,640   $193,789,285
                                                      ============     ============      ============   ============

Investments in shares of The Trusts, at cost......... $665,042,552     $136,991,996      $543,989,470   $183,845,318
The Trusts shares held
   Class A...........................................   19,872,541        1,180,408         1,119,407        125,848
   Class B...........................................  645,147,010       23,540,612        35,672,221     20,529,626
   Class K...........................................           --               --               669          1,270

                                                      EQ/OPPENHEIMER
                                                         GLOBAL*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $334,511,317
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........       602,869
                                                       ------------
   Total assets......................................   335,114,186
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       602,869
Payable for policy-related transactions..............            --
                                                       ------------
   Total liabilities.................................       602,869
                                                       ------------
NET ASSETS...........................................  $334,511,317
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $334,315,170
Retained by AXA Equitable in Separate Account No. 49.       196,147
                                                       ------------
TOTAL NET ASSETS.....................................  $334,511,317
                                                       ============

Investments in shares of The Trusts, at cost.........  $295,166,068
The Trusts shares held
   Class A...........................................       929,771
   Class B...........................................    28,346,833
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY EQ/T. ROWE PRICE
                                                       SHORT BOND*        PLUS*           INDEX*       GROWTH STOCK*
                                                      -------------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
Receivable for The Trusts shares sold................      2,728,949            --               --          419,897
Receivable for policy-related transactions...........             --        93,355          379,499               --
                                                      --------------  ------------     ------------     ------------
   Total assets......................................  1,053,073,812   505,490,073      464,453,182      503,714,113
                                                      --------------  ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        93,355          379,499               --
Payable for policy-related transactions..............      2,728,949            --               --          419,897
                                                      --------------  ------------     ------------     ------------
   Total liabilities.................................      2,728,949        93,355          379,499          419,897
                                                      --------------  ------------     ------------     ------------
NET ASSETS........................................... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
                                                      ==============  ============     ============     ============

NET ASSETS:
Accumulation Unit Value.............................. $1,050,078,903  $505,313,039     $463,981,048     $503,257,821
Retained by AXA Equitable in Separate Account No. 49.        265,960        83,679           92,635           36,395
                                                      --------------  ------------     ------------     ------------
TOTAL NET ASSETS..................................... $1,050,344,863  $505,396,718     $464,073,683     $503,294,216
                                                      ==============  ============     ============     ============

Investments in shares of The Trusts, at cost......... $1,050,280,136  $522,270,588     $414,008,635     $408,252,873
The Trusts shares held
   Class A...........................................      1,567,179            --          459,342          630,234
   Class B...........................................    103,709,940    58,913,377       47,309,429       20,342,626
   Class K...........................................          1,019            --            1,320              486

                                                       EQ/TEMPLETON
                                                      GLOBAL EQUITY*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $197,859,398
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........       551,091
                                                       ------------
   Total assets......................................   198,410,489
                                                       ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       551,091
Payable for policy-related transactions..............            --
                                                       ------------
   Total liabilities.................................       551,091
                                                       ------------
NET ASSETS...........................................  $197,859,398
                                                       ============

NET ASSETS:
Accumulation Unit Value..............................  $197,838,836
Retained by AXA Equitable in Separate Account No. 49.        20,562
                                                       ------------
TOTAL NET ASSETS.....................................  $197,859,398
                                                       ============

Investments in shares of The Trusts, at cost.........  $188,654,530
The Trusts shares held
   Class A...........................................       197,879
   Class B...........................................    21,431,187
   Class K...........................................         1,319

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                   FIDELITY(R) VIP ASSET
                                                      EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO    MANAGER: GROWTH
                                                          INCOME*       COMSTOCK*   OMEGA GROWTH*        PORTFOLIO
                                                      --------------- ------------- -------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $79,030,318   $264,780,092   $634,775,689        $956,171
Receivable for The Trusts shares sold................        36,877        189,886        720,079             114
Receivable for policy-related transactions...........            --             --             --              --
                                                        -----------   ------------   ------------        --------
   Total assets......................................    79,067,195    264,969,978    635,495,768         956,285
                                                        -----------   ------------   ------------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --             --              --
Payable for policy-related transactions..............        36,877        189,886        720,079              84
                                                        -----------   ------------   ------------        --------
   Total liabilities.................................        36,877        189,886        720,079              84
                                                        -----------   ------------   ------------        --------
NET ASSETS...........................................   $79,030,318   $264,780,092   $634,775,689        $956,201
                                                        ===========   ============   ============        ========

NET ASSETS:
Accumulation Unit Value..............................   $79,008,582   $264,771,559   $634,754,136        $956,201
Retained by AXA Equitable in Separate Account No. 49.        21,736          8,533         21,553              --
                                                        -----------   ------------   ------------        --------
TOTAL NET ASSETS.....................................   $79,030,318   $264,780,092   $634,775,689        $956,201
                                                        ===========   ============   ============        ========

Investments in shares of The Trusts, at cost.........   $71,380,997   $235,931,222   $574,065,094        $906,980
The Trusts shares held
   Class A...........................................            --        225,426             --              --
   Class B...........................................    12,309,901     24,305,429     57,483,697              --
   Class K...........................................            --             --            911              --
   Service Class 2...................................            --             --             --          63,872

                                                      FIDELITY(R) VIP
                                                       CONTRAFUND(R)
                                                         PORTFOLIO
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $30,990,000
Receivable for The Trusts shares sold................        32,141
Receivable for policy-related transactions...........            --
                                                        -----------
   Total assets......................................    31,022,141
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............        32,141
                                                        -----------
   Total liabilities.................................        32,141
                                                        -----------
NET ASSETS...........................................   $30,990,000
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $30,986,476
Retained by AXA Equitable in Separate Account No. 49.         3,524
                                                        -----------
TOTAL NET ASSETS.....................................   $30,990,000
                                                        ===========

Investments in shares of The Trusts, at cost.........   $27,822,340
The Trusts shares held
   Class A...........................................            --
   Class B...........................................            --
   Class K...........................................            --
   Service Class 2...................................     1,191,923

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $744,899        $685,807        $359,408        $321,493
Receivable for The Trusts shares sold................          89              79              41              36
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     744,988         685,886         359,449         321,529
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          73              57              28              24
                                                         --------        --------        --------        --------
   Total liabilities.................................          73              57              28              24
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $744,915        $685,829        $359,421        $321,505
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Unit Value..............................    $744,915        $685,829        $359,421        $321,505
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $744,915        $685,829        $359,421        $321,505
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $725,807        $656,093        $341,387        $319,448
The Trusts shares held
   Service Class 2...................................      66,688          61,452          32,263          29,685

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $12,720,867
Receivable for The Trusts shares sold................          10,268
Receivable for policy-related transactions...........              --
                                                          -----------
   Total assets......................................      12,731,135
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............          10,268
                                                          -----------
   Total liabilities.................................          10,268
                                                          -----------
NET ASSETS...........................................     $12,720,867
                                                          ===========

NET ASSETS:
Accumulation Unit Value..............................     $12,715,705
Retained by AXA Equitable in Separate Account No. 49.           5,162
                                                          -----------
TOTAL NET ASSETS.....................................     $12,720,867
                                                          ===========

Investments in shares of The Trusts, at cost.........     $13,314,706
The Trusts shares held
   Service Class 2...................................         424,312

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $24,500,985      $9,654,829      $16,964,344      $1,848,213
Receivable for The Trusts shares sold................            --              --               --             222
Receivable for policy-related transactions...........         1,401          21,134            4,842              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    24,502,386       9,675,963       16,969,186       1,848,435
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         1,401          20,916            4,842              --
Payable for policy-related transactions..............            --              --               --             222
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................         1,401          20,916            4,842             222
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $24,500,985      $9,655,047      $16,964,344      $1,848,213
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $24,500,611      $9,655,047      $16,934,954      $1,847,105
Retained by AXA Equitable in Separate Account No. 49.           374              --           29,390           1,108
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $24,500,985      $9,655,047      $16,964,344      $1,848,213
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $24,297,390      $9,444,099      $16,563,094      $1,655,651
The Trusts shares held
   Class 2...........................................            --         640,666        1,321,211         217,181
   Service Class 2...................................     2,092,313              --               --              --
   Service Shares....................................            --              --               --              --

                                                        GOLDMAN SACHS
                                                      VIT MID CAP VALUE
                                                            FUND
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $8,239,902
Receivable for The Trusts shares sold................        13,520
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     8,253,422
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         8,781
                                                         ----------
   Total liabilities.................................         8,781
                                                         ----------
NET ASSETS...........................................    $8,244,641
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $8,244,641
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $8,244,641
                                                         ==========

Investments in shares of The Trusts, at cost.........    $7,530,641
The Trusts shares held
   Class 2...........................................            --
   Service Class 2...................................            --
   Service Shares....................................       536,801

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      GUGGENHEIM VT GLOBAL  GUGGENHEIM VT  INVESCO V.I.  INVESCO V.I.
                                                        MANAGED FUTURES      MULTI-HEDGE    DIVERSIFIED  GLOBAL REAL
                                                         STRATEGY FUND     STRATEGIES FUND DIVIDEND FUND ESTATE FUND
                                                      -------------------- --------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $646,284          $564,889      $2,186,459   $25,033,842
Receivable for The Trusts shares sold................             77                68              --            --
Receivable for policy-related transactions...........             --                --           1,522        24,133
                                                            --------          --------      ----------   -----------
   Total assets......................................        646,361           564,957       2,187,981    25,057,975
                                                            --------          --------      ----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                --             870        23,071
Payable for policy-related transactions..............             54                68              --            --
                                                            --------          --------      ----------   -----------
   Total liabilities.................................             54                68             870        23,071
                                                            --------          --------      ----------   -----------
NET ASSETS...........................................       $646,307          $564,889      $2,187,111   $25,034,904
                                                            ========          ========      ==========   ===========

NET ASSETS:
Accumulation Unit Value..............................       $646,307          $564,863      $2,187,111   $25,034,904
Retained by AXA Equitable in Separate Account No. 49.             --                26              --            --
                                                            --------          --------      ----------   -----------
TOTAL NET ASSETS.....................................       $646,307          $564,889      $2,187,111   $25,034,904
                                                            ========          ========      ==========   ===========

Investments in shares of The Trusts, at cost.........       $713,251          $578,112      $2,002,132   $21,713,011
The Trusts shares held
   Common Shares.....................................         35,608            25,241              --            --
   Series II.........................................             --                --         134,303     1,656,773

                                                      INVESCO V.I. HIGH
                                                         YIELD FUND
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $4,476,110
Receivable for The Trusts shares sold................         6,636
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     4,482,746
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         6,636
                                                         ----------
   Total liabilities.................................         6,636
                                                         ----------
NET ASSETS...........................................    $4,476,110
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $4,475,770
Retained by AXA Equitable in Separate Account No. 49.           340
                                                         ----------
TOTAL NET ASSETS.....................................    $4,476,110
                                                         ==========

Investments in shares of The Trusts, at cost.........    $4,260,610
The Trusts shares held
   Common Shares.....................................            --
   Series II.........................................       800,735

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                         INVESCO VAN
                                                      INVESCO V.I.  INVESCO V.I. MID                      KAMPEN V.I
                                                      INTERNATIONAL CAP CORE EQUITY  INVESCO V.I. SMALL    AMERICAN
                                                       GROWTH FUND        FUND        CAP EQUITY FUND   FRANCHISE FUND
                                                      ------------- ---------------- ------------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $12,411,981     $3,257,235        $3,222,606        $388,492
Receivable for The Trusts shares sold................       21,043          2,410                --              45
Receivable for policy-related transactions...........           --             --             3,920              --
                                                       -----------     ----------        ----------        --------
   Total assets......................................   12,433,024      3,259,645         3,226,526         388,537
                                                       -----------     ----------        ----------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --             --             3,920              --
Payable for policy-related transactions..............       20,509          2,410                --              45
                                                       -----------     ----------        ----------        --------
   Total liabilities.................................       20,509          2,410             3,920              45
                                                       -----------     ----------        ----------        --------
NET ASSETS...........................................  $12,412,515     $3,257,235        $3,222,606        $388,492
                                                       ===========     ==========        ==========        ========

NET ASSETS:
Accumulation Unit Value..............................  $12,412,515     $3,257,219        $3,222,597        $366,701
Retained by AXA Equitable in Separate Account No. 49.           --             16                 9          21,791
                                                       -----------     ----------        ----------        --------
TOTAL NET ASSETS.....................................  $12,412,515     $3,257,235        $3,222,606        $388,492
                                                       ===========     ==========        ==========        ========

Investments in shares of The Trusts, at cost.........  $11,701,622     $3,158,726        $2,870,838        $365,887
The Trusts shares held
   Common Shares.....................................           --             --                --              --
   Series II.........................................      418,193        258,922           176,003          10,928


                                                      IVY FUNDS VIP
                                                      ASSET STRATEGY
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $10,829,937
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       66,580
                                                       -----------
   Total assets......................................   10,896,517
                                                       -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       65,590
Payable for policy-related transactions..............           --
                                                       -----------
   Total liabilities.................................       65,590
                                                       -----------
NET ASSETS...........................................  $10,830,927
                                                       ===========

NET ASSETS:
Accumulation Unit Value..............................  $10,830,927
Retained by AXA Equitable in Separate Account No. 49.           --
                                                       -----------
TOTAL NET ASSETS.....................................  $10,830,927
                                                       ===========

Investments in shares of The Trusts, at cost.........  $ 9,842,016
The Trusts shares held
   Common Shares.....................................    1,009,700
   Series II.........................................           --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      IVY FUNDS VIP               IVY FUNDS VIP
                                                        DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL IVY FUNDS VIP IVY FUNDS VIP
                                                      OPPORTUNITIES    ENERGY       RESOURCES     HIGH INCOME  MID CAP GROWTH
                                                      ------------- ------------- -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
Receivable for The Trusts shares sold................       2,552          2,705            --         90,413            --
Receivable for policy-related transactions...........          --             --         8,981             --         7,301
                                                       ----------    -----------   -----------    -----------   -----------
   Total assets......................................   8,981,486      9,831,440     8,505,364     34,549,756    14,654,316
                                                       ----------    -----------   -----------    -----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --             --         8,981             --         7,301
Payable for policy-related transactions..............       2,552          2,705            --         90,413            --
                                                       ----------    -----------   -----------    -----------   -----------
   Total liabilities.................................       2,552          2,705         8,981         90,413         7,301
                                                       ----------    -----------   -----------    -----------   -----------
NET ASSETS...........................................  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
                                                       ==========    ===========   ===========    ===========   ===========

NET ASSETS:
Accumulation Unit Value..............................  $8,977,274    $ 9,828,528   $ 8,489,588    $34,450,464   $14,646,735
Retained by AXA Equitable in Separate Account No. 49.       1,660            207         6,795          8,879           280
                                                       ----------    -----------   -----------    -----------   -----------
TOTAL NET ASSETS.....................................  $8,978,934    $ 9,828,735   $ 8,496,383    $34,459,343   $14,647,015
                                                       ==========    ===========   ===========    ===========   ===========

Investments in shares of The Trusts, at cost.........  $8,472,125    $10,360,800   $10,026,262    $31,822,456   $14,847,197
The Trusts shares held
   Common Shares.....................................   1,239,380      1,667,555     1,685,891      9,079,956     1,715,609

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      IVY FUNDS VIP IVY FUNDS VIP LAZARD RETIREMENT LORD ABBETT SERIES
                                                       SCIENCE AND    SMALL CAP   EMERGING MARKETS      FUND - BOND
                                                       TECHNOLOGY      GROWTH     EQUITY PORTFOLIO  DEBENTURE PORTFOLIO
                                                      ------------- ------------- ----------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $10,480,537   $6,008,556      $41,131,431        $2,337,327
Receivable for The Trusts shares sold................        2,856        8,607           33,439                --
Receivable for policy-related transactions...........           --           --               --             7,573
                                                       -----------   ----------      -----------        ----------
   Total assets......................................   10,483,393    6,017,163       41,164,870         2,344,900
                                                       -----------   ----------      -----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --           --               --             7,483
Payable for policy-related transactions..............        2,540        8,607           33,439                --
                                                       -----------   ----------      -----------        ----------
   Total liabilities.................................        2,540        8,607           33,439             7,483
                                                       -----------   ----------      -----------        ----------
NET ASSETS...........................................  $10,480,853   $6,008,556      $41,131,431        $2,337,417
                                                       ===========   ==========      ===========        ==========

NET ASSETS:
Accumulation Unit Value..............................  $10,480,853   $6,003,231      $41,113,869        $2,337,417
Retained by AXA Equitable in Separate Account No. 49.           --        5,325           17,562                --
                                                       -----------   ----------      -----------        ----------
TOTAL NET ASSETS.....................................  $10,480,853   $6,008,556      $41,131,431        $2,337,417
                                                       ===========   ==========      ===========        ==========

Investments in shares of The Trusts, at cost.........  $ 9,763,292   $6,374,204      $40,090,351        $2,338,687
The Trusts shares held
   Common Shares.....................................      578,917      626,146               --                --
   Service Shares....................................           --           --        1,851,100                --
   VC Shares.........................................           --           --               --           191,271

                                                      LORD ABBETT SERIES
                                                        FUND - CLASSIC
                                                       STOCK PORTFOLIO
                                                      ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,552,037
Receivable for The Trusts shares sold................            179
Receivable for policy-related transactions...........            128
                                                          ----------
   Total assets......................................      1,552,344
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................             --
                                                          ----------
NET ASSETS...........................................     $1,552,344
                                                          ==========

NET ASSETS:
Accumulation Unit Value..............................     $1,552,344
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $1,552,344
                                                          ==========

Investments in shares of The Trusts, at cost.........     $1,435,645
The Trusts shares held
   Common Shares.....................................             --
   Service Shares....................................             --
   VC Shares.........................................        121,538

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                            LORD ABBETT           MFS(R)      MFS(R) INVESTORS
                                                       SERIES FUND - GROWTH    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                      OPPORTUNITIES PORTFOLIO VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                      ----------------------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $1,104,109          $20,448,744      $4,049,471       $3,636,515
Receivable for The Trusts shares sold................            7,879                5,131             561               --
Receivable for policy-related transactions...........               --                   --              --               71
                                                            ----------          -----------      ----------       ----------
   Total assets......................................        1,111,988           20,453,875       4,050,032        3,636,586
                                                            ----------          -----------      ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............               --                   --              --               71
Payable for policy-related transactions..............            7,241                5,131             561               --
                                                            ----------          -----------      ----------       ----------
   Total liabilities.................................            7,241                5,131             561               71
                                                            ----------          -----------      ----------       ----------
NET ASSETS...........................................       $1,104,747          $20,448,744      $4,049,471       $3,636,515
                                                            ==========          ===========      ==========       ==========

NET ASSETS:
Accumulation Unit Value..............................       $1,104,747          $20,448,367      $4,049,036       $3,636,420
Retained by AXA Equitable in Separate Account No. 49.               --                  377             435               95
                                                            ----------          -----------      ----------       ----------
TOTAL NET ASSETS.....................................       $1,104,747          $20,448,744      $4,049,471       $3,636,515
                                                            ==========          ===========      ==========       ==========

Investments in shares of The Trusts, at cost.........       $1,179,536          $18,613,749      $3,783,234       $3,247,182
The Trusts shares held
   Service Class.....................................               --            1,193,042         339,436          159,636
   VC Shares.........................................           83,708                   --              --               --

                                                      MFS(R) TECHNOLOGY
                                                          PORTFOLIO
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $4,792,944
Receivable for The Trusts shares sold................           561
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     4,793,505
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............           561
                                                         ----------
   Total liabilities.................................           561
                                                         ----------
NET ASSETS...........................................    $4,792,944
                                                         ==========

NET ASSETS:
Accumulation Unit Value..............................    $4,792,541
Retained by AXA Equitable in Separate Account No. 49.           403
                                                         ----------
TOTAL NET ASSETS.....................................    $4,792,944
                                                         ==========

Investments in shares of The Trusts, at cost.........    $4,467,466
The Trusts shares held
   Service Class.....................................       623,270
   VC Shares.........................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
Receivable for The Trusts shares sold................            --         283,325             --       28,322         62,871
Receivable for policy-related transactions...........        12,417              --        101,744           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     9,008,106     470,987,323  1,504,193,853  351,152,429    130,243,604
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        12,417              --        101,744           --             --
Payable for policy-related transactions..............            --         283,325             --       28,322         62,871
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        12,417         283,325        101,744       28,322         62,871
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Unit Value..............................    $8,995,459    $470,489,044 $1,504,061,254 $351,055,049   $130,110,116
Retained by AXA Equitable in Separate Account No. 49.           230         214,954         30,855       69,058         70,617
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $8,995,689    $470,703,998 $1,504,092,109 $351,124,107   $130,180,733
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $8,513,905    $398,779,170 $1,543,507,293 $402,266,901   $117,106,272
The Trusts shares held
   Class B...........................................            --      16,427,228    145,948,308   34,133,016     12,176,419
   Class K...........................................            --             405          1,040        1,087          1,105
   Service Class.....................................       329,633              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                        MULTIMANAGER    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER
                                                      LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND*
                                                      ---------------- --------------- -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $325,232,683    $307,762,411    $355,754,724     $646,854,489
Receivable for The Trusts shares sold................        169,644          48,020         198,049               --
Receivable for policy-related transactions...........             --              --              --          301,058
                                                        ------------    ------------    ------------     ------------
   Total assets......................................    325,402,327     307,810,431     355,952,773      647,155,547
                                                        ------------    ------------    ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --              --          301,058
Payable for policy-related transactions..............        169,644          48,020         198,049               --
                                                        ------------    ------------    ------------     ------------
   Total liabilities.................................        169,644          48,020         198,049          301,058
                                                        ------------    ------------    ------------     ------------
NET ASSETS...........................................   $325,232,683    $307,762,411    $355,754,724     $646,854,489
                                                        ============    ============    ============     ============

NET ASSETS:
Accumulation Unit Value..............................   $325,159,193    $307,701,947    $355,687,306     $646,801,614
Retained by AXA Equitable in Separate Account No. 49.         73,490          60,464          67,418           52,875
                                                        ------------    ------------    ------------     ------------
TOTAL NET ASSETS.....................................   $325,232,683    $307,762,411    $355,754,724     $646,854,489
                                                        ============    ============    ============     ============

Investments in shares of The Trusts, at cost.........   $308,857,018    $265,954,495    $310,368,261     $671,833,545
The Trusts shares held
   Class B...........................................     31,159,151      32,195,202      36,354,691      160,928,717
   Class K...........................................          1,162           1,217           1,159            2,640

                                                        MULTIMANAGER
                                                      SMALL CAP GROWTH*
                                                      -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $179,505,844
Receivable for The Trusts shares sold................        131,238
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    179,637,082
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        131,238
                                                        ------------
   Total liabilities.................................        131,238
                                                        ------------
NET ASSETS...........................................   $179,505,844
                                                        ============

NET ASSETS:
Accumulation Unit Value..............................   $179,471,031
Retained by AXA Equitable in Separate Account No. 49.         34,813
                                                        ------------
TOTAL NET ASSETS.....................................   $179,505,844
                                                        ============

Investments in shares of The Trusts, at cost.........   $164,239,800
The Trusts shares held
   Class B...........................................     21,652,573
   Class K...........................................          1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $381,826,884   $385,780,165   $6,987,930         $14,966,114
Receivable for The Trusts shares sold................        264,759        141,032           --              11,319
Receivable for policy-related transactions...........             --             --        1,699                  --
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    382,091,643    385,921,197    6,989,629          14,977,433
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --             --        1,699                  --
Payable for policy-related transactions..............        264,759        141,032           --              10,836
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        264,759        141,032        1,699              10,836
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $381,826,884   $385,780,165   $6,987,930         $14,966,597
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Unit Value..............................   $381,733,236   $385,648,972   $6,987,513         $14,966,597
Retained by AXA Equitable in Separate Account No. 49.         93,648        131,193          417                  --
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $381,826,884   $385,780,165   $6,987,930         $14,966,597
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $382,653,934   $317,800,705   $6,503,188         $16,976,804
The Trusts shares held
   Advisor Class.....................................             --             --           --           2,075,744
   Class A...........................................              8             --           --                  --
   Class B...........................................     33,506,955     27,896,394           --                  --
   Class 2...........................................             --             --      405,803                  --
   Class K...........................................          1,079            690           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $14,427,796
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        57,558
                                                        -----------
   Total assets......................................    14,485,354
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        57,558
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        57,558
                                                        -----------
NET ASSETS...........................................   $14,427,796
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $14,427,456
Retained by AXA Equitable in Separate Account No. 49.           340
                                                        -----------
TOTAL NET ASSETS.....................................   $14,427,796
                                                        ===========

Investments in shares of The Trusts, at cost.........   $13,263,270
The Trusts shares held
   Advisor Class.....................................       941,762
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $50,082,506     $79,826,566      $712,279      $4,226,861
Receivable for The Trusts shares sold................            --              --       138,775           4,625
Receivable for policy-related transactions...........        77,804          12,851            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    50,160,310      79,839,417       851,054       4,231,486
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        75,980          11,995            --              --
Payable for policy-related transactions..............            --              --       138,775           4,625
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................        75,980          11,995       138,775           4,625
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $50,084,330     $79,827,422      $712,279      $4,226,861
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $50,084,330     $79,827,422      $709,149      $4,226,620
Retained by AXA Equitable in Separate Account No. 49.            --              --         3,130             241
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $50,084,330     $79,827,422      $712,279      $4,226,861
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $49,600,382     $78,026,659      $777,478      $3,347,886
The Trusts shares held
   Advisor Class.....................................     3,514,562       6,911,391            --              --
   Class II..........................................            --              --            --              --
   Common Shares.....................................            --              --        46,013         123,268

                                                       T. ROWE PRICE
                                                      HEALTH SCIENCES
                                                         PORTFOLIO
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $10,684,272
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        10,132
                                                        -----------
   Total assets......................................    10,694,404
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        10,132
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        10,132
                                                        -----------
NET ASSETS...........................................   $10,684,272
                                                        ===========

NET ASSETS:
Accumulation Unit Value..............................   $10,683,477
Retained by AXA Equitable in Separate Account No. 49.           795
                                                        -----------
TOTAL NET ASSETS.....................................   $10,684,272
                                                        ===========

Investments in shares of The Trusts, at cost.........   $ 9,104,514
The Trusts shares held
   Advisor Class.....................................            --
   Class II..........................................       517,398
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                         TEMPLETON
                                                        DEVELOPING       TEMPLETON    TEMPLETON GLOBAL    TEMPLETON
                                                          MARKETS         FOREIGN     BOND SECURITIES      GROWTH
                                                      SECURITIES FUND SECURITIES FUND       FUND       SECURITIES FUND
                                                      --------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,134,989      $5,073,784      $60,042,912      $1,183,469
Receivable for The Trusts shares sold................           --          20,095               --              --
Receivable for policy-related transactions...........        4,113              --           57,618           4,784
                                                        ----------      ----------      -----------      ----------
   Total assets......................................    5,139,102       5,093,879       60,100,530       1,188,253
                                                        ----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,113              --           57,618           4,784
Payable for policy-related transactions..............           --          20,095               --              --
                                                        ----------      ----------      -----------      ----------
   Total liabilities.................................        4,113          20,095           57,618           4,784
                                                        ----------      ----------      -----------      ----------
NET ASSETS...........................................   $5,134,989      $5,073,784      $60,042,912      $1,183,469
                                                        ==========      ==========      ===========      ==========

NET ASSETS:
Accumulation Unit Value..............................   $5,097,608      $5,072,013      $60,035,926      $1,182,021
Retained by AXA Equitable in Separate Account No. 49.       37,381           1,771            6,986           1,448
                                                        ----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $5,134,989      $5,073,784      $60,042,912      $1,183,469
                                                        ==========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $5,179,582      $4,929,648      $58,732,108      $1,069,582
The Trusts shares held
   Class 2...........................................      489,047         353,082        3,083,868          98,870
   Class S Shares....................................           --              --               --              --

                                                      VAN ECK VIP
                                                      GLOBAL HARD
                                                      ASSETS FUND
                                                      -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $19,614,046
Receivable for The Trusts shares sold................       9,383
Receivable for policy-related transactions...........          --
                                                      -----------
   Total assets......................................  19,623,429
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       4,512
                                                      -----------
   Total liabilities.................................       4,512
                                                      -----------
NET ASSETS........................................... $19,618,917
                                                      ===========

NET ASSETS:
Accumulation Unit Value.............................. $19,618,917
Retained by AXA Equitable in Separate Account No. 49.          --
                                                      -----------
TOTAL NET ASSETS..................................... $19,618,917
                                                      ===========

Investments in shares of The Trusts, at cost......... $22,799,674
The Trusts shares held
   Class 2...........................................          --
   Class S Shares....................................     691,122

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------
ALL ASSET GROWTH-ALT 20..................................  1.30%         A           $12.22        246
ALL ASSET GROWTH-ALT 20..................................  1.55%         A           $12.12         90
ALL ASSET GROWTH-ALT 20..................................  1.65%         A           $12.09         81
ALL ASSET GROWTH-ALT 20..................................  1.70%         A           $12.07         12

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%         B           $11.78        155
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%         B           $11.69         19
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%         B           $11.65         76
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%         B           $11.63         13

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%         B           $ 9.34         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%         B           $10.60        277
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%         B           $10.52         55
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%         B           $10.49        122
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%         B           $10.47          2

AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.30%      CLASS II       $12.64         69
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.55%      CLASS II       $12.54         21
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.65%      CLASS II       $12.50         36
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.70%      CLASS II       $12.48          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $12.07          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $13.85        374
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $13.74         73
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $13.70        233
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $13.68         20

AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $11.81        857
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $11.72        271
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $11.68        112
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $11.66         13
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $12.12        684
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $12.07      2,990
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $13.33     16,663
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $12.62     50,003
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $11.91      1,067
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $11.85      3,026
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $13.01     17,830
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $11.69     35,500
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $11.64      1,489
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $12.83     73,856
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $12.77      5,803
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $11.33         48

AXA BALANCED STRATEGY....................................  1.30%         B           $11.31     23,840
AXA BALANCED STRATEGY....................................  1.30%         B           $12.64     40,235
AXA BALANCED STRATEGY....................................  1.55%         B           $11.22      7,230
AXA BALANCED STRATEGY....................................  1.55%         B           $12.52      8,591
AXA BALANCED STRATEGY....................................  1.65%         B           $11.19     10,919
AXA BALANCED STRATEGY....................................  1.65%         B           $12.47      9,933
AXA BALANCED STRATEGY....................................  1.70%         B           $11.17        780
AXA BALANCED STRATEGY....................................  1.70%         B           $12.45        592

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE ALLOCATION......  1.15%          B          $12.11        516
AXA CONSERVATIVE ALLOCATION......  1.20%          B          $12.05      4,015
AXA CONSERVATIVE ALLOCATION......  1.25%          B          $12.58     12,395
AXA CONSERVATIVE ALLOCATION......  1.30%          B          $12.52     29,364
AXA CONSERVATIVE ALLOCATION......  1.35%          B          $11.89      2,052
AXA CONSERVATIVE ALLOCATION......  1.40%          B          $11.84      7,562
AXA CONSERVATIVE ALLOCATION......  1.50%          B          $12.29     19,603
AXA CONSERVATIVE ALLOCATION......  1.55%          B          $11.68     27,024
AXA CONSERVATIVE ALLOCATION......  1.60%          B          $11.63      4,085
AXA CONSERVATIVE ALLOCATION......  1.65%          B          $12.12     52,963
AXA CONSERVATIVE ALLOCATION......  1.70%          B          $12.06      6,560
AXA CONSERVATIVE ALLOCATION......  1.80%          B          $11.42         51
AXA CONSERVATIVE ALLOCATION......  1.90%          B          $11.32          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B          $10.41          5
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B          $11.16     13,262
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B          $12.36     15,752
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B          $11.07      4,888
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B          $12.25      5,246
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B          $11.03      6,014
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B          $12.21      6,357
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B          $11.02        546
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B          $12.18        483

AXA CONSERVATIVE STRATEGY........  0.65%          B          $10.24          3
AXA CONSERVATIVE STRATEGY........  1.30%          B          $10.84      8,551
AXA CONSERVATIVE STRATEGY........  1.30%          B          $11.56     12,605
AXA CONSERVATIVE STRATEGY........  1.55%          B          $10.75      3,511
AXA CONSERVATIVE STRATEGY........  1.55%          B          $11.45      3,627
AXA CONSERVATIVE STRATEGY........  1.65%          B          $10.72      4,513
AXA CONSERVATIVE STRATEGY........  1.65%          B          $11.41      4,785
AXA CONSERVATIVE STRATEGY........  1.70%          B          $10.70        516
AXA CONSERVATIVE STRATEGY........  1.70%          B          $11.39        405

AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B          $12.06        389
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B          $12.00      3,050
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B          $12.73     14,403
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B          $12.67     24,316
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B          $11.84      1,404
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B          $11.79      4,790
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B          $12.44     18,608
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B          $11.63     20,583
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B          $11.58      2,704
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $12.26     40,946
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $12.20      4,110
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $12.20        258
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $11.37          1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $11.27         26

AXA GROWTH STRATEGY..............  0.65%          B          $10.64          5
AXA GROWTH STRATEGY..............  1.30%          B          $11.60      2,705
AXA GROWTH STRATEGY..............  1.30%          B          $13.43     40,324
AXA GROWTH STRATEGY..............  1.55%          B          $11.51      1,203
AXA GROWTH STRATEGY..............  1.55%          B          $13.31     11,895

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                              -------- --------------- ---------- -----------
AXA GROWTH STRATEGY..........  1.65%          B          $11.47       1,325
AXA GROWTH STRATEGY..........  1.65%          B          $13.26      19,063
AXA GROWTH STRATEGY..........  1.70%          B          $11.45          59
AXA GROWTH STRATEGY..........  1.70%          B          $13.23         853

AXA MODERATE ALLOCATION......  1.30%          A          $11.39       2,090
AXA MODERATE ALLOCATION......  1.55%          A          $11.30         466
AXA MODERATE ALLOCATION......  1.65%          A          $11.26         495
AXA MODERATE ALLOCATION......  1.70%          A          $11.24          62
AXA MODERATE ALLOCATION......  0.95%          B          $56.09          21
AXA MODERATE ALLOCATION......  1.15%          B          $53.11         376
AXA MODERATE ALLOCATION......  1.20%          B          $52.39       3,278
AXA MODERATE ALLOCATION......  1.25%          B          $12.95      52,841
AXA MODERATE ALLOCATION......  1.30%          B          $12.82     111,818
AXA MODERATE ALLOCATION......  1.35%          B          $50.29         987
AXA MODERATE ALLOCATION......  1.40%          B          $49.61       5,450
AXA MODERATE ALLOCATION......  1.50%          B          $12.64      69,464
AXA MODERATE ALLOCATION......  1.55%          B          $47.62      19,858
AXA MODERATE ALLOCATION......  1.60%          B          $46.97       2,458
AXA MODERATE ALLOCATION......  1.65%          B          $12.47     157,027
AXA MODERATE ALLOCATION......  1.70%          B          $45.70       3,732
AXA MODERATE ALLOCATION......  1.80%          B          $44.47          34
AXA MODERATE ALLOCATION......  1.90%          B          $43.26           3

AXA MODERATE GROWTH STRATEGY.  0.65%          B          $10.57          10
AXA MODERATE GROWTH STRATEGY.  1.30%          B          $11.46      83,766
AXA MODERATE GROWTH STRATEGY.  1.30%          B          $13.27      57,455
AXA MODERATE GROWTH STRATEGY.  1.55%          B          $11.37      27,434
AXA MODERATE GROWTH STRATEGY.  1.55%          B          $13.15      17,133
AXA MODERATE GROWTH STRATEGY.  1.65%          B          $11.34      37,599
AXA MODERATE GROWTH STRATEGY.  1.65%          B          $13.10      19,453
AXA MODERATE GROWTH STRATEGY.  1.70%          B          $11.32       1,252
AXA MODERATE GROWTH STRATEGY.  1.70%          B          $13.08       1,151

AXA MODERATE-PLUS ALLOCATION.  1.30%          A          $11.61       2,039
AXA MODERATE-PLUS ALLOCATION.  1.55%          A          $11.52         366
AXA MODERATE-PLUS ALLOCATION.  1.65%          A          $11.49         311
AXA MODERATE-PLUS ALLOCATION.  1.70%          A          $11.47          72
AXA MODERATE-PLUS ALLOCATION.  0.95%          B          $12.64           1
AXA MODERATE-PLUS ALLOCATION.  1.15%          B          $12.41       1,896
AXA MODERATE-PLUS ALLOCATION.  1.20%          B          $12.36       9,009
AXA MODERATE-PLUS ALLOCATION.  1.25%          B          $13.62      72,366
AXA MODERATE-PLUS ALLOCATION.  1.30%          B          $13.55     147,400
AXA MODERATE-PLUS ALLOCATION.  1.35%          B          $12.19       3,445
AXA MODERATE-PLUS ALLOCATION.  1.40%          B          $12.14      14,933
AXA MODERATE-PLUS ALLOCATION.  1.50%          B          $13.30      79,434
AXA MODERATE-PLUS ALLOCATION.  1.55%          B          $11.98     119,079
AXA MODERATE-PLUS ALLOCATION.  1.60%          B          $11.92       5,984
AXA MODERATE-PLUS ALLOCATION.  1.65%          B          $13.11     255,021
AXA MODERATE-PLUS ALLOCATION.  1.70%          B          $13.05      20,839
AXA MODERATE-PLUS ALLOCATION.  1.80%          B          $11.71          56

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------

AXA TACTICAL MANAGER 400.................................  0.65%          B          $11.19          2
AXA TACTICAL MANAGER 400.................................  1.30%          B          $13.20      2,484
AXA TACTICAL MANAGER 400.................................  1.55%          B          $13.10        975
AXA TACTICAL MANAGER 400.................................  1.65%          B          $13.06      1,315
AXA TACTICAL MANAGER 400.................................  1.70%          B          $13.04         54

AXA TACTICAL MANAGER 500.................................  0.65%          B          $11.25          7
AXA TACTICAL MANAGER 500.................................  1.30%          B          $12.21      6,249
AXA TACTICAL MANAGER 500.................................  1.55%          B          $12.11      2,372
AXA TACTICAL MANAGER 500.................................  1.65%          B          $12.07      3,682
AXA TACTICAL MANAGER 500.................................  1.70%          B          $12.05        240

AXA TACTICAL MANAGER 2000................................  0.65%          B          $10.89          2
AXA TACTICAL MANAGER 2000................................  1.30%          B          $13.17      2,793
AXA TACTICAL MANAGER 2000................................  1.55%          B          $13.06      1,025
AXA TACTICAL MANAGER 2000................................  1.65%          B          $13.02      1,437
AXA TACTICAL MANAGER 2000................................  1.70%          B          $13.00         71

AXA TACTICAL MANAGER INTERNATIONAL.......................  0.65%          B          $ 9.47          2
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.30%          B          $ 9.85      5,812
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.55%          B          $ 9.77      2,327
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.65%          B          $ 9.74      3,081
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.70%          B          $ 9.73        162

AXA ULTRA CONSERVATIVE STRATEGY..........................  1.30%          B          $10.09          5
AXA ULTRA CONSERVATIVE STRATEGY..........................  1.55%          B          $10.06         --
AXA ULTRA CONSERVATIVE STRATEGY..........................  1.70%          B          $10.04         14

BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  0.65%      CLASS III      $10.51         --
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.30%      CLASS III      $11.33      1,824
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.55%      CLASS III      $11.24        280
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.65%      CLASS III      $11.21      1,033
BLACKROCK GLOBAL ALLOCATION V.I. FUND....................  1.70%      CLASS III      $11.19        172

BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  0.65%      CLASS III      $12.04         --
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.30%      CLASS III      $13.35        333
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.55%      CLASS III      $13.25         81
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.65%      CLASS III      $13.20         71
BLACKROCK LARGE CAP GROWTH V.I. FUND.....................  1.70%      CLASS III      $13.18          5

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.65%          B          $10.24         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.30%          B          $10.12     17,234
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.55%          B          $10.07      5,067
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.65%          B          $10.05     10,877
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.70%          B          $10.04        380

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.65%          A          $12.24         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          A          $15.86        256
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.55%          A          $15.74         57
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.65%          A          $15.69         88
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.70%          A          $15.66          6
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.95%          B          $23.92          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          B          $22.99      1,541
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.25%          B          $17.86      2,606
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          B          $17.72      3,306
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.35%          B          $22.45      1,312
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.40%          B          $22.28      2,574

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $17.44      4,054
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $21.75      2,857
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $21.58      1,090
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $17.20      4,068
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $21.24        427
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $20.90          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $20.57          1

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $13.41         91
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $13.30         18
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $13.26         52
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $13.24          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $10.31        287
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $10.28        532
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $10.25      3,707
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $10.21         75
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $10.18        373
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $10.12        745
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $10.08      2,413
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $10.05        138
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $10.02      4,623
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 9.99        281

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $11.40          2
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $12.38      1,643
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $12.28        305
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $12.24        739
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $12.22         30
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $24.55          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $23.60      2,833
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $13.89      7,077
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $13.78      9,292
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $23.04      1,197
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $22.86      4,190
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $13.57      9,718
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          B          $22.32      5,216
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.60%          B          $22.14      1,597
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          B          $13.38     10,904
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          B          $21.80        833
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.80%          B          $21.45         10
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.90%          B          $21.11          2

EQ/BOSTON ADVISORS EQUITY INCOME......  1.30%          A          $13.31        243
EQ/BOSTON ADVISORS EQUITY INCOME......  1.55%          A          $13.20         35
EQ/BOSTON ADVISORS EQUITY INCOME......  1.65%          A          $13.16        157
EQ/BOSTON ADVISORS EQUITY INCOME......  1.70%          A          $13.14          4
EQ/BOSTON ADVISORS EQUITY INCOME......  0.95%          B          $ 7.03         --
EQ/BOSTON ADVISORS EQUITY INCOME......  1.20%          B          $ 6.78      1,738
EQ/BOSTON ADVISORS EQUITY INCOME......  1.25%          B          $ 6.73      4,949
EQ/BOSTON ADVISORS EQUITY INCOME......  1.30%          B          $ 2.72     16,909
EQ/BOSTON ADVISORS EQUITY INCOME......  1.35%          B          $ 6.64        332
EQ/BOSTON ADVISORS EQUITY INCOME......  1.40%          B          $ 6.59      2,436
EQ/BOSTON ADVISORS EQUITY INCOME......  1.50%          B          $ 6.50      8,301
EQ/BOSTON ADVISORS EQUITY INCOME......  1.55%          B          $ 6.45      7,452

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B         $  6.40        841
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B         $  6.36      9,027
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B         $  6.31      1,840
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B         $  6.22         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B         $  6.13         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B         $  9.00        337
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B         $ 11.77        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B         $ 11.69        596
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B         $  8.82         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B         $  8.76        453
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B         $ 11.49        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B         $  8.59        638
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B         $  8.53        213
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B         $ 11.33        800
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B         $  8.41        127
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B         $  8.30          1

EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A         $ 14.23         76
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A         $ 14.12         36
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A         $ 14.07         32
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A         $ 14.05          2
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B         $ 14.52         33
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B         $ 14.03      7,727
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B         $ 14.40      7,161
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B         $ 14.30      3,211
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B         $ 13.74      5,419
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B         $ 13.64      8,020
EQ/CAPITAL GUARDIAN RESEARCH.....  1.50%          B         $ 14.06      6,351
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          B         $ 13.36      4,585
EQ/CAPITAL GUARDIAN RESEARCH.....  1.60%          B         $ 13.27      7,817
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          B         $ 13.87     11,628
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          B         $ 13.09      1,683
EQ/CAPITAL GUARDIAN RESEARCH.....  1.80%          B         $ 12.91         62
EQ/CAPITAL GUARDIAN RESEARCH.....  1.90%          B         $ 12.73          9

EQ/COMMON STOCK INDEX............  1.30%          A         $ 13.43        157
EQ/COMMON STOCK INDEX............  1.55%          A         $ 13.33         45
EQ/COMMON STOCK INDEX............  1.65%          A         $ 13.28         19
EQ/COMMON STOCK INDEX............  1.70%          A         $ 13.26          3
EQ/COMMON STOCK INDEX............  0.95%          B         $287.29         --
EQ/COMMON STOCK INDEX............  1.20%          B         $261.69        201
EQ/COMMON STOCK INDEX............  1.25%          B         $ 12.93      6,700
EQ/COMMON STOCK INDEX............  1.30%          B         $ 12.68      5,761
EQ/COMMON STOCK INDEX............  1.35%          B         $247.42        337
EQ/COMMON STOCK INDEX............  1.40%          B         $242.83        326
EQ/COMMON STOCK INDEX............  1.50%          B         $ 12.63     11,643
EQ/COMMON STOCK INDEX............  1.55%          B         $229.56        408
EQ/COMMON STOCK INDEX............  1.60%          B         $225.31        179
EQ/COMMON STOCK INDEX............  1.65%          B         $ 12.45      6,562
EQ/COMMON STOCK INDEX............  1.70%          B         $217.02         41
EQ/COMMON STOCK INDEX............  1.80%          B         $209.01          1
EQ/COMMON STOCK INDEX............  1.90%          B         $201.30          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/CORE BOND INDEX........  0.65%          B          $10.41         18
EQ/CORE BOND INDEX........  0.65%          B          $10.50         48
EQ/CORE BOND INDEX........  0.95%          B          $15.47          9
EQ/CORE BOND INDEX........  1.20%          B          $14.90      5,212
EQ/CORE BOND INDEX........  1.25%          B          $10.35        362
EQ/CORE BOND INDEX........  1.25%          B          $11.13      8,912
EQ/CORE BOND INDEX........  1.30%          B          $10.90     12,569
EQ/CORE BOND INDEX........  1.30%          B          $11.05     11,514
EQ/CORE BOND INDEX........  1.35%          B          $14.56      2,525
EQ/CORE BOND INDEX........  1.40%          B          $14.45      7,602
EQ/CORE BOND INDEX........  1.50%          B          $10.87     12,205
EQ/CORE BOND INDEX........  1.55%          B          $10.82      4,571
EQ/CORE BOND INDEX........  1.55%          B          $14.13      9,765
EQ/CORE BOND INDEX........  1.60%          B          $14.02      4,769
EQ/CORE BOND INDEX........  1.65%          B          $10.01          1
EQ/CORE BOND INDEX........  1.65%          B          $10.72     15,789
EQ/CORE BOND INDEX........  1.65%          B          $10.78      6,293
EQ/CORE BOND INDEX........  1.70%          B          $10.77        408
EQ/CORE BOND INDEX........  1.70%          B          $13.81      1,402
EQ/CORE BOND INDEX........  1.80%          B          $13.60         64
EQ/CORE BOND INDEX........  1.90%          B          $13.39         13

EQ/DAVIS NEW YORK VENTURE.  1.30%          A          $11.84        413
EQ/DAVIS NEW YORK VENTURE.  1.55%          A          $11.75         56
EQ/DAVIS NEW YORK VENTURE.  1.65%          A          $11.71        304
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $11.69         10
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $10.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $10.07        804
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $10.04      2,211
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $10.01      7,086
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.98        333
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.94      1,157
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 9.88      2,583
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 9.85      4,570
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 9.82        597
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 9.79     10,194
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 9.75      1,436

EQ/EQUITY 500 INDEX.......  1.30%          A          $13.27        616
EQ/EQUITY 500 INDEX.......  1.55%          A          $13.16        183
EQ/EQUITY 500 INDEX.......  1.65%          A          $13.12        472
EQ/EQUITY 500 INDEX.......  1.70%          A          $13.10        138
EQ/EQUITY 500 INDEX.......  0.65%          B          $12.75          5
EQ/EQUITY 500 INDEX.......  0.95%          B          $33.02          2
EQ/EQUITY 500 INDEX.......  1.20%          B          $31.49      3,746
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.57        466
EQ/EQUITY 500 INDEX.......  1.25%          B          $14.12      8,641
EQ/EQUITY 500 INDEX.......  1.30%          B          $13.98      9,443
EQ/EQUITY 500 INDEX.......  1.35%          B          $30.60      2,244
EQ/EQUITY 500 INDEX.......  1.40%          B          $30.31      5,354
EQ/EQUITY 500 INDEX.......  1.50%          B          $13.79     11,545
EQ/EQUITY 500 INDEX.......  1.55%          B          $29.45      4,671
EQ/EQUITY 500 INDEX.......  1.60%          B          $29.17      3,229
EQ/EQUITY 500 INDEX.......  1.65%          B          $ 9.96          3

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............  1.65%          B          $13.59     17,010
EQ/EQUITY 500 INDEX...............  1.70%          B          $28.62      1,509
EQ/EQUITY 500 INDEX...............  1.80%          B          $28.08         73
EQ/EQUITY 500 INDEX...............  1.90%          B          $27.54          7

EQ/EQUITY GROWTH PLUS.............  0.95%          B          $17.05          4
EQ/EQUITY GROWTH PLUS.............  1.20%          B          $16.57      5,270
EQ/EQUITY GROWTH PLUS.............  1.25%          B          $13.59      9,541
EQ/EQUITY GROWTH PLUS.............  1.30%          B          $13.51      8,557
EQ/EQUITY GROWTH PLUS.............  1.35%          B          $16.28        706
EQ/EQUITY GROWTH PLUS.............  1.40%          B          $16.19      7,698
EQ/EQUITY GROWTH PLUS.............  1.50%          B          $13.27     12,815
EQ/EQUITY GROWTH PLUS.............  1.55%          B          $15.91      6,322
EQ/EQUITY GROWTH PLUS.............  1.60%          B          $15.82      3,272
EQ/EQUITY GROWTH PLUS.............  1.65%          B          $13.09     16,861
EQ/EQUITY GROWTH PLUS.............  1.70%          B          $15.64      1,703
EQ/EQUITY GROWTH PLUS.............  1.80%          B          $15.46         10
EQ/EQUITY GROWTH PLUS.............  1.90%          B          $15.28          2

EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $12.32        101
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $12.22          6
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $12.18         24
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $12.16          2
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $11.10         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $10.92      2,080
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $10.89      4,994
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $10.85      9,124
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $10.82        601
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $10.78      3,000
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $10.71      6,806
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $10.68      8,436
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $10.65      1,196
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $10.61     20,166
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $10.58      2,157
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $10.51          9

EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $11.96         55
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $11.87         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $11.83         25
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $11.81          2
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 8.82        602
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 8.80        856
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 8.77      3,391
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 8.75     44,245
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 8.72        471
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 8.70      1,540
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 8.65      4,575
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 8.62     24,354
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 8.60        996
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 8.57     61,269
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 8.55      3,946

EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.51        247
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.42         38
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $11.38        119
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $11.36         36

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $13.44          9
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $13.18        560
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $13.13      1,732
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.84      2,496
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $13.02        163
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.97      1,105
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.87      2,438
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.82      2,202
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.77        264
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.72      3,767
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.67        442
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.58          2

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $11.98         --
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $15.43      2,028
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $15.31        458
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $15.26        897
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $15.24         70
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $42.54        770
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $42.01      2,315
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $64.35      2,397
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $40.99        252
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $40.48      1,500
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $39.49      3,735
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $39.01      3,829
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $38.52        331
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $38.05      4,342
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $37.58        609
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $36.66          6
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $35.76          6

EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.96        237
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.87         50
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.84        116
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.82         17
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.66      1,436
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.62      3,878
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.57      5,539
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.61        422
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.48      3,031
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.39      6,775
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.34      5,783
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.30      1,031
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.25     10,732
EQ/GLOBAL BOND PLUS...............  1.70%          B          $12.21      1,193
EQ/GLOBAL BOND PLUS...............  1.80%          B          $12.12          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $12.03          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $11.23        227
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $11.14         44
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $11.10         72
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $11.09          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $19.21         20
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.20%          B          $18.48      1,958
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.25%          B          $24.01      4,328

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.30%          B          $23.82      5,796
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.35%          B          $18.05      1,172
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.40%          B          $17.91      3,966
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.50%          B          $23.45      7,286
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.55%          B          $17.50      7,373
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.60%          B          $17.36      1,439
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.65%          B          $23.12      7,760
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.70%          B          $17.09      1,036
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.80%          B          $16.83         14
EQ/GLOBAL MULTI-SECTOR EQUITY...  1.90%          B          $16.57          2

EQ/INTERMEDIATE GOVERNMENT BOND.  0.65%          B          $10.22          4
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          B          $21.64      1,293
EQ/INTERMEDIATE GOVERNMENT BOND.  1.25%          B          $11.51      1,777
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $10.54      5,720
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $11.38      5,806
EQ/INTERMEDIATE GOVERNMENT BOND.  1.35%          B          $20.93        342
EQ/INTERMEDIATE GOVERNMENT BOND.  1.40%          B          $20.70      2,018
EQ/INTERMEDIATE GOVERNMENT BOND.  1.50%          B          $11.24      2,771
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $10.46      2,064
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $20.03      2,417
EQ/INTERMEDIATE GOVERNMENT BOND.  1.60%          B          $19.81        933
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $10.42      3,034
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $11.08      4,947
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $10.41        131
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $19.38        470
EQ/INTERMEDIATE GOVERNMENT BOND.  1.90%          B          $18.54          1

EQ/INTERNATIONAL CORE PLUS......  1.30%          A          $10.27        139
EQ/INTERNATIONAL CORE PLUS......  1.55%          A          $10.19         19
EQ/INTERNATIONAL CORE PLUS......  1.65%          A          $10.15         91
EQ/INTERNATIONAL CORE PLUS......  1.70%          A          $10.14          1
EQ/INTERNATIONAL CORE PLUS......  0.95%          B          $12.84         19
EQ/INTERNATIONAL CORE PLUS......  1.20%          B          $12.40      3,841
EQ/INTERNATIONAL CORE PLUS......  1.25%          B          $14.38      5,699
EQ/INTERNATIONAL CORE PLUS......  1.30%          B          $14.28      5,469
EQ/INTERNATIONAL CORE PLUS......  1.35%          B          $12.15      1,178
EQ/INTERNATIONAL CORE PLUS......  1.40%          B          $12.06      4,238
EQ/INTERNATIONAL CORE PLUS......  1.50%          B          $14.05      5,357
EQ/INTERNATIONAL CORE PLUS......  1.55%          B          $11.81      5,881
EQ/INTERNATIONAL CORE PLUS......  1.60%          B          $11.73      3,535
EQ/INTERNATIONAL CORE PLUS......  1.65%          B          $13.85     10,713
EQ/INTERNATIONAL CORE PLUS......  1.70%          B          $11.57      1,808
EQ/INTERNATIONAL CORE PLUS......  1.80%          B          $11.41         17
EQ/INTERNATIONAL CORE PLUS......  1.90%          B          $11.25          1

EQ/INTERNATIONAL EQUITY INDEX...  0.65%          A          $ 9.90         --
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $10.38        139
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $10.30         29
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $10.26         65
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $10.25         11
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $13.71          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $13.11      2,737
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $12.65      5,525

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $12.54      6,533
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $12.76        901
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $12.65      3,897
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $12.36      7,439
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $12.31      5,593
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $12.20      1,513
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $12.18      9,104
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $11.98      1,245
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $11.77         16
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $11.56          4

EQ/INTERNATIONAL ETF............  1.30%          A          $10.63        192
EQ/INTERNATIONAL ETF............  1.55%          A          $10.55         25
EQ/INTERNATIONAL ETF............  1.65%          A          $10.52         78
EQ/INTERNATIONAL ETF............  1.70%          A          $10.50          7

EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $10.02        215
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 9.94         58
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 9.91         93
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 9.89          5
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $19.22          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $18.47      2,246
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $14.36      4,552
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $14.25      4,356
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $18.04      2,609
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $17.89      2,819
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $14.03      6,185
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $17.47      4,684
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $17.33      1,483
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $13.83      7,569
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $17.06        751
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $16.79         22
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $16.52          5

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $11.35         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $12.25        199
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $12.15         53
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $12.12         28
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $12.10         12
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $15.34          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $14.75      1,336
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $13.22      1,062
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $13.12      1,604
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $14.40      3,967
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $14.29      1,889
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $12.92      1,346
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $13.95      2,458
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $13.84      1,493
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $12.73      2,147
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $13.62        230
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $13.41         35
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $13.19         12

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/LARGE CAP CORE PLUS....  0.95%          B          $10.67          1
EQ/LARGE CAP CORE PLUS....  1.20%          B          $10.30      1,486
EQ/LARGE CAP CORE PLUS....  1.25%          B          $13.18        700
EQ/LARGE CAP CORE PLUS....  1.30%          B          $13.09        688
EQ/LARGE CAP CORE PLUS....  1.35%          B          $10.08      1,077
EQ/LARGE CAP CORE PLUS....  1.40%          B          $10.01      1,899
EQ/LARGE CAP CORE PLUS....  1.50%          B          $12.87        933
EQ/LARGE CAP CORE PLUS....  1.55%          B          $ 9.80      2,088
EQ/LARGE CAP CORE PLUS....  1.60%          B          $ 9.73      2,226
EQ/LARGE CAP CORE PLUS....  1.65%          B          $12.69      1,385
EQ/LARGE CAP CORE PLUS....  1.70%          B          $ 9.60        277
EQ/LARGE CAP CORE PLUS....  1.80%          B          $ 9.46         14
EQ/LARGE CAP CORE PLUS....  1.90%          B          $ 9.33          2

EQ/LARGE CAP GROWTH INDEX.  1.30%          A          $13.67        245
EQ/LARGE CAP GROWTH INDEX.  1.55%          A          $13.56         80
EQ/LARGE CAP GROWTH INDEX.  1.65%          A          $13.52         68
EQ/LARGE CAP GROWTH INDEX.  1.70%          A          $13.50         15
EQ/LARGE CAP GROWTH INDEX.  0.95%          B          $ 9.17         15
EQ/LARGE CAP GROWTH INDEX.  1.20%          B          $ 8.86      2,513
EQ/LARGE CAP GROWTH INDEX.  1.25%          B          $15.43      2,164
EQ/LARGE CAP GROWTH INDEX.  1.30%          B          $15.33      2,095
EQ/LARGE CAP GROWTH INDEX.  1.35%          B          $ 8.68      2,392
EQ/LARGE CAP GROWTH INDEX.  1.40%          B          $ 8.62      4,322
EQ/LARGE CAP GROWTH INDEX.  1.50%          B          $15.07      2,949
EQ/LARGE CAP GROWTH INDEX.  1.55%          B          $ 8.44      6,653
EQ/LARGE CAP GROWTH INDEX.  1.60%          B          $ 8.38      4,319
EQ/LARGE CAP GROWTH INDEX.  1.65%          B          $14.86      3,859
EQ/LARGE CAP GROWTH INDEX.  1.70%          B          $ 8.27        956
EQ/LARGE CAP GROWTH INDEX.  1.80%          B          $ 8.15         82
EQ/LARGE CAP GROWTH INDEX.  1.90%          B          $ 8.04         19

EQ/LARGE CAP GROWTH PLUS..  1.30%          A          $12.43         96
EQ/LARGE CAP GROWTH PLUS..  1.55%          A          $12.33         11
EQ/LARGE CAP GROWTH PLUS..  1.65%          A          $12.29         33
EQ/LARGE CAP GROWTH PLUS..  1.70%          A          $12.27          7
EQ/LARGE CAP GROWTH PLUS..  0.95%          B          $17.90         10
EQ/LARGE CAP GROWTH PLUS..  1.20%          B          $17.20      1,523
EQ/LARGE CAP GROWTH PLUS..  1.25%          B          $14.63      3,044
EQ/LARGE CAP GROWTH PLUS..  1.30%          B          $14.51      4,339
EQ/LARGE CAP GROWTH PLUS..  1.35%          B          $16.80      4,087
EQ/LARGE CAP GROWTH PLUS..  1.40%          B          $16.66      1,989
EQ/LARGE CAP GROWTH PLUS..  1.50%          B          $14.29      3,547
EQ/LARGE CAP GROWTH PLUS..  1.55%          B          $16.27      4,081
EQ/LARGE CAP GROWTH PLUS..  1.60%          B          $16.14      1,933
EQ/LARGE CAP GROWTH PLUS..  1.65%          B          $14.09      8,094
EQ/LARGE CAP GROWTH PLUS..  1.70%          B          $15.89        924
EQ/LARGE CAP GROWTH PLUS..  1.80%          B          $15.64          9
EQ/LARGE CAP GROWTH PLUS..  1.90%          B          $15.39          5

EQ/LARGE CAP VALUE INDEX..  1.30%          A          $13.18        119
EQ/LARGE CAP VALUE INDEX..  1.55%          A          $13.08         35
EQ/LARGE CAP VALUE INDEX..  1.65%          A          $13.04         34
EQ/LARGE CAP VALUE INDEX..  1.70%          A          $13.02          7

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 6.75      1,036
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 6.73      4,405
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 6.71      6,475
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 6.78        403
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 6.66      1,416
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 6.61      5,366
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 6.58      5,757
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 6.56        524
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 6.53     12,707
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 6.51      1,321
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 6.46          6

EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $12.26         85
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $12.16         26
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $12.12         13
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $12.10          3
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $14.19          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $13.66      8,898
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $11.46     10,780
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $11.37      4,186
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $13.35      2,452
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $13.25     13,322
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $11.19     16,086
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $12.95      5,492
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $12.86      6,344
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $11.03     11,511
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $12.66      1,671
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $12.47         69
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $12.28         16

EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $12.63        434
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $12.58      1,279
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $12.62      2,932
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $12.48        247
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $12.43        932
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $12.34      1,756
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $12.29      2,090
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $12.24        213
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $12.19      3,569
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $12.15        414

EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $12.09        278
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $11.99         59
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $11.95        110
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $11.93          7
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $15.55        972
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $15.49      2,630
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 6.85     10,153
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $15.37        203
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $15.31      1,869
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $15.19      3,550
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $15.13      4,291
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $15.07        757
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $15.01      6,208

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/MFS INTERNATIONAL GROWTH.  1.70%          B          $14.96       1,165
EQ/MFS INTERNATIONAL GROWTH.  1.80%          B          $14.84           5

EQ/MID CAP INDEX............  1.30%          A          $14.59         206
EQ/MID CAP INDEX............  1.55%          A          $14.47          49
EQ/MID CAP INDEX............  1.65%          A          $14.43         101
EQ/MID CAP INDEX............  1.70%          A          $14.40          11
EQ/MID CAP INDEX............  0.95%          B          $13.36           5
EQ/MID CAP INDEX............  1.20%          B          $12.95       5,036
EQ/MID CAP INDEX............  1.25%          B          $14.96       5,773
EQ/MID CAP INDEX............  1.30%          B          $14.87       5,124
EQ/MID CAP INDEX............  1.35%          B          $12.71         623
EQ/MID CAP INDEX............  1.40%          B          $12.63       6,503
EQ/MID CAP INDEX............  1.50%          B          $14.61       7,414
EQ/MID CAP INDEX............  1.55%          B          $12.40       6,584
EQ/MID CAP INDEX............  1.60%          B          $12.32       3,007
EQ/MID CAP INDEX............  1.65%          B          $14.40       9,443
EQ/MID CAP INDEX............  1.70%          B          $12.17       1,423
EQ/MID CAP INDEX............  1.80%          B          $12.02          20
EQ/MID CAP INDEX............  1.90%          B          $11.87           2

EQ/MID CAP VALUE PLUS.......  1.30%          A          $13.35          36
EQ/MID CAP VALUE PLUS.......  1.55%          A          $13.24          11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $13.20          10
EQ/MID CAP VALUE PLUS.......  1.70%          A          $13.18          --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $18.32           6
EQ/MID CAP VALUE PLUS.......  1.20%          B          $17.61       3,697
EQ/MID CAP VALUE PLUS.......  1.25%          B          $15.49       8,673
EQ/MID CAP VALUE PLUS.......  1.30%          B          $15.36       6,944
EQ/MID CAP VALUE PLUS.......  1.35%          B          $17.20         545
EQ/MID CAP VALUE PLUS.......  1.40%          B          $17.06       5,364
EQ/MID CAP VALUE PLUS.......  1.50%          B          $15.13      12,210
EQ/MID CAP VALUE PLUS.......  1.55%          B          $16.66       5,926
EQ/MID CAP VALUE PLUS.......  1.60%          B          $16.53       2,274
EQ/MID CAP VALUE PLUS.......  1.65%          B          $14.91      13,053
EQ/MID CAP VALUE PLUS.......  1.70%          B          $16.26       1,445
EQ/MID CAP VALUE PLUS.......  1.80%          B          $16.01          20
EQ/MID CAP VALUE PLUS.......  1.90%          B          $15.75           9

EQ/MONEY MARKET.............  0.65%          A          $ 9.86          40
EQ/MONEY MARKET.............  1.30%          A          $ 9.61         724
EQ/MONEY MARKET.............  1.55%          A          $ 9.53         810
EQ/MONEY MARKET.............  1.65%          A          $ 9.50         374
EQ/MONEY MARKET.............  1.70%          A          $ 9.49         132
EQ/MONEY MARKET.............  0.00%          B          $44.43          15
EQ/MONEY MARKET/++/.........  0.65%          B          $ 1.00       6,456
EQ/MONEY MARKET.............  0.95%          B          $32.91           1
EQ/MONEY MARKET.............  1.15%          B          $10.82           2
EQ/MONEY MARKET.............  1.15%          B          $30.88          40
EQ/MONEY MARKET.............  1.20%          B          $30.40         934
EQ/MONEY MARKET/++/.........  1.25%          B          $ 1.00     128,050
EQ/MONEY MARKET.............  1.25%          B          $10.29       3,762
EQ/MONEY MARKET.............  1.30%          B          $10.12       6,061
EQ/MONEY MARKET.............  1.35%          B          $28.98       1,055

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/MONEY MARKET..................  1.40%          B          $28.52      1,714
EQ/MONEY MARKET..................  1.50%          B          $10.05      7,457
EQ/MONEY MARKET..................  1.55%          B          $27.18      2,652
EQ/MONEY MARKET..................  1.55%          B          $30.33        196
EQ/MONEY MARKET..................  1.60%          B          $26.76      1,331
EQ/MONEY MARKET/++/..............  1.65%          B          $ 1.00     11,935
EQ/MONEY MARKET..................  1.65%          B          $ 9.91      8,705
EQ/MONEY MARKET..................  1.70%          B          $25.91        514
EQ/MONEY MARKET..................  1.70%          B          $30.13         14
EQ/MONEY MARKET..................  1.80%          B          $25.10          5
EQ/MONEY MARKET..................  1.90%          B          $24.30          3

EQ/MONTAG & CALDWELL GROWTH......  1.30%          A          $12.45        464
EQ/MONTAG & CALDWELL GROWTH......  1.55%          A          $12.35         72
EQ/MONTAG & CALDWELL GROWTH......  1.65%          A          $12.31        114
EQ/MONTAG & CALDWELL GROWTH......  1.70%          A          $12.29         14
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 6.09      1,289
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 6.05      3,031
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.41      9,495
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $11.89         56
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.96        434
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.92      2,761
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.84      4,976
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.80      4,632
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $11.85         41
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.75        667
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.71      5,557
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $11.84         36
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.67        617
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $11.83         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.59         12

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $10.38          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $13.10        768
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $13.00        222
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.96        335
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.94         16
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $17.05          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $16.73      1,228
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $16.66      3,552
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $16.59      5,514
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $16.53        366
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $16.47      2,205
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $16.34      5,163
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $16.28      6,105
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $16.21        515
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $16.15      8,204
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $16.09        870
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $15.96          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $15.84         --

EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $12.09         44
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $11.99          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $11.95         30

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          A          $11.93          2
EQ/MUTUAL LARGE CAP EQUITY.  0.95%          B          $ 9.74          1
EQ/MUTUAL LARGE CAP EQUITY.  1.20%          B          $ 9.58        464
EQ/MUTUAL LARGE CAP EQUITY.  1.25%          B          $ 9.55      1,679
EQ/MUTUAL LARGE CAP EQUITY.  1.30%          B          $ 9.52      4,269
EQ/MUTUAL LARGE CAP EQUITY.  1.35%          B          $ 9.49        120
EQ/MUTUAL LARGE CAP EQUITY.  1.40%          B          $ 9.46        601
EQ/MUTUAL LARGE CAP EQUITY.  1.50%          B          $ 9.40      1,403
EQ/MUTUAL LARGE CAP EQUITY.  1.55%          B          $ 9.37      2,742
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 9.34        242
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 9.31      8,058
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 9.28        898

EQ/OPPENHEIMER GLOBAL......  1.30%          A          $12.47        468
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $12.37        101
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $12.33        264
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $12.31         16
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $11.54         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $11.36      1,001
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $11.32      2,384
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $11.28      5,026
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $11.25        292
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $11.21      1,961
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $11.14      3,488
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $11.10      4,557
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $11.07        582
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $11.03      8,515
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $11.00      1,214
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $10.93         24

EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.86        850
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.78        167
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.75        418
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.73        146
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $11.04         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.83      3,076
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.78     10,069
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.37     15,752
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.70      1,311
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.66      5,868
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     14,876
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     12,551
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.49      2,808
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.45     31,083
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.41      2,316
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.33         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.25         15

EQ/QUALITY BOND PLUS.......  1.20%          B          $17.78      2,036
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.46      4,322
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.34      6,910
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.27        301
EQ/QUALITY BOND PLUS.......  1.40%          B          $17.10      3,315
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.19      6,960

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.61      4,524
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.45      1,104
EQ/QUALITY BOND PLUS..........  1.65%          B          $11.03      8,669
EQ/QUALITY BOND PLUS..........  1.70%          B          $16.13        765
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.82          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.51          5

EQ/SMALL COMPANY INDEX........  1.30%          A          $14.52        174
EQ/SMALL COMPANY INDEX........  1.55%          A          $14.40         44
EQ/SMALL COMPANY INDEX........  1.65%          A          $14.36         75
EQ/SMALL COMPANY INDEX........  1.70%          A          $14.33         15
EQ/SMALL COMPANY INDEX........  0.95%          B          $19.11          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $18.40      1,635
EQ/SMALL COMPANY INDEX........  1.25%          B          $15.75      2,987
EQ/SMALL COMPANY INDEX........  1.30%          B          $15.63      4,556
EQ/SMALL COMPANY INDEX........  1.35%          B          $17.98        599
EQ/SMALL COMPANY INDEX........  1.40%          B          $17.84      2,633
EQ/SMALL COMPANY INDEX........  1.50%          B          $15.38      3,897
EQ/SMALL COMPANY INDEX........  1.55%          B          $17.44      3,874
EQ/SMALL COMPANY INDEX........  1.60%          B          $17.31      1,066
EQ/SMALL COMPANY INDEX........  1.65%          B          $15.16      6,253
EQ/SMALL COMPANY INDEX........  1.70%          B          $17.05        733
EQ/SMALL COMPANY INDEX........  1.80%          B          $16.79          4
EQ/SMALL COMPANY INDEX........  1.90%          B          $16.53          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $11.77         --
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $13.57        700
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $13.47        133
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $13.42        287
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $13.40         10
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $20.15          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $18.95      1,306
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $18.71      2,385
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 7.07     11,236
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $18.26        368
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $18.03      2,158
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $17.59      4,104
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $17.37      4,654
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $17.16        996
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $16.95      6,599
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $16.74        676
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $16.33          6
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $15.93         11

EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $11.62         83
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $11.52         32
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $11.49         40
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $11.47          1
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 9.44          1
EQ/TEMPLETON GLOBAL EQUITY....  1.20%          B          $ 9.29        405
EQ/TEMPLETON GLOBAL EQUITY....  1.25%          B          $ 9.26      1,382
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          B          $ 9.23      4,757
EQ/TEMPLETON GLOBAL EQUITY....  1.35%          B          $ 9.20        167
EQ/TEMPLETON GLOBAL EQUITY....  1.40%          B          $ 9.17        768

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 9.12      1,769
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 9.09      3,522
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 9.06        371
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 9.03      7,724
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 9.00        634
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 8.94          1

EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.86        250
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.82      1,553
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.27      5,858
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.74         75
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.70        549
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.62      2,891
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.58      3,078
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 5.54        193
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 5.50      2,911
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 5.46        212

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $11.86         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $13.20        110
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $13.09         29
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $13.05         38
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $13.03          8
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $11.97          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $11.74        461
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $11.69      3,185
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $11.64      3,044
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $11.60        193
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $11.56        904
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $11.47      2,852
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $11.42      2,148
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $11.38        300
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $11.33      9,331
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $11.29        452
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $11.20          3

EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $13.08         --
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $12.63      2,664
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $16.92      3,728
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $10.31        914
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $16.80      5,970
EQ/WELLS FARGO OMEGA GROWTH.  1.35%          B          $12.36        448
EQ/WELLS FARGO OMEGA GROWTH.  1.40%          B          $12.27      4,081
EQ/WELLS FARGO OMEGA GROWTH.  1.50%          B          $16.53      5,728
EQ/WELLS FARGO OMEGA GROWTH.  1.55%          B          $10.26        276
EQ/WELLS FARGO OMEGA GROWTH.  1.55%          B          $12.02      8,481
EQ/WELLS FARGO OMEGA GROWTH.  1.60%          B          $11.93      1,465
EQ/WELLS FARGO OMEGA GROWTH.  1.65%          B          $10.24        282
EQ/WELLS FARGO OMEGA GROWTH.  1.65%          B          $16.29      8,066
EQ/WELLS FARGO OMEGA GROWTH.  1.70%          B          $10.23         21
EQ/WELLS FARGO OMEGA GROWTH.  1.70%          B          $11.76      1,807
EQ/WELLS FARGO OMEGA GROWTH.  1.80%          B          $11.60         --
EQ/WELLS FARGO OMEGA GROWTH.  1.90%          B          $11.43          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  0.65%   SERVICE CLASS 2   $10.76          1
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.30%   SERVICE CLASS 2   $12.33         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.55%   SERVICE CLASS 2   $12.23         12
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.65%   SERVICE CLASS 2   $12.19         26
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.......  1.70%   SERVICE CLASS 2   $12.17          4

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  0.65%   SERVICE CLASS 2   $11.60          2
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.30%   SERVICE CLASS 2   $13.17      1,293
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.55%   SERVICE CLASS 2   $13.06        250
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.65%   SERVICE CLASS 2   $13.02        779
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...............  1.70%   SERVICE CLASS 2   $13.00         39

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.62         38
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.57          9
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.55         23
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................  1.70%   SERVICE CLASS 2   $10.54          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.60         44
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.55          9
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.53         13

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.59         25
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.54         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.52          8

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.30%   SERVICE CLASS 2   $10.55         22
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.55%   SERVICE CLASS 2   $10.50          7
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................  1.65%   SERVICE CLASS 2   $10.48          2

FIDELITY(R) VIP MID CAP PORTFOLIO.....................  0.65%   SERVICE CLASS 2   $10.24         --
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.30%   SERVICE CLASS 2   $12.84        590
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.55%   SERVICE CLASS 2   $12.74        132
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.65%   SERVICE CLASS 2   $12.70        243
FIDELITY(R) VIP MID CAP PORTFOLIO.....................  1.70%   SERVICE CLASS 2   $12.68         30

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $12.23        941
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $12.13        189
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $12.09        786
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $12.07         99

FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $12.22        356
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $12.12         67
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $12.09        258
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $12.07        115

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $11.33          1
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $12.52        732
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $12.42        152
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $12.38        357
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $12.36        117

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $11.75         80
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $11.66         14
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $11.62         58
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $11.61          6

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $11.49         --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $13.87        350
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $13.76         70

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                    -------- --------------- ---------- -----------
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.65%   SERVICE SHARES    $13.72        171
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.70%   SERVICE SHARES    $13.69          6

GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.30%   COMMON SHARES     $ 7.87         38
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.55%   COMMON SHARES     $ 7.84         19
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.65%   COMMON SHARES     $ 7.82         25
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.70%   COMMON SHARES     $ 7.81          1

GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.30%   COMMON SHARES     $ 9.41         37
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.55%   COMMON SHARES     $ 9.37          3
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.65%   COMMON SHARES     $ 9.35         19
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.70%   COMMON SHARES     $ 9.34          1

INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.30%     SERIES II       $12.26         83
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.55%     SERIES II       $12.17         38
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.65%     SERIES II       $12.13         56
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.............  1.70%     SERIES II       $12.11          2

INVESCO V.I. GLOBAL REAL ESTATE FUND...............  0.65%     SERIES II       $11.42         --
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.30%     SERIES II       $13.74      1,078
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.55%     SERIES II       $13.63        168
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.65%     SERIES II       $13.59        526
INVESCO V.I. GLOBAL REAL ESTATE FUND...............  1.70%     SERIES II       $13.57         57

INVESCO V.I. HIGH YIELD FUND.......................  0.65%     SERIES II       $11.60         --
INVESCO V.I. HIGH YIELD FUND.......................  1.30%     SERIES II       $11.19        207
INVESCO V.I. HIGH YIELD FUND.......................  1.55%     SERIES II       $11.13         57
INVESCO V.I. HIGH YIELD FUND.......................  1.65%     SERIES II       $11.11        130
INVESCO V.I. HIGH YIELD FUND.......................  1.70%     SERIES II       $11.10          8

INVESCO V.I. INTERNATIONAL GROWTH FUND.............  0.65%     SERIES II       $10.52         --
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.30%     SERIES II       $11.90        645
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.55%     SERIES II       $11.81        131
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.65%     SERIES II       $11.77        258
INVESCO V.I. INTERNATIONAL GROWTH FUND.............  1.70%     SERIES II       $11.75         14

INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.30%     SERIES II       $11.76        189
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.55%     SERIES II       $11.66         30
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.65%     SERIES II       $11.63         56
INVESCO V.I. MID CAP CORE EQUITY FUND..............  1.70%     SERIES II       $11.61          3

INVESCO V.I. SMALL CAP EQUITY FUND.................  1.30%     SERIES II       $14.80        112
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.55%     SERIES II       $14.68         53
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.65%     SERIES II       $14.64         47
INVESCO V.I. SMALL CAP EQUITY FUND.................  1.70%     SERIES II       $14.61          8
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.30%     SERIES II       $13.74         15
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.55%     SERIES II       $13.63          2
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.65%     SERIES II       $13.59         10
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND.....  1.70%     SERIES II       $13.57          1

IVY FUNDS VIP ASSET STRATEGY.......................  1.30%   COMMON SHARES     $10.60        525
IVY FUNDS VIP ASSET STRATEGY.......................  1.55%   COMMON SHARES     $10.55         49
IVY FUNDS VIP ASSET STRATEGY.......................  1.65%   COMMON SHARES     $10.53        428
IVY FUNDS VIP ASSET STRATEGY.......................  1.70%   COMMON SHARES     $10.52         23

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  0.65%   COMMON SHARES     $11.19         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  1.30%   COMMON SHARES     $12.25        363
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...............  1.55%   COMMON SHARES     $12.16        151

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                  UNITS
                                                           CONTRACT                            OUTSTANDING
                                                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                           -------- --------------- ---------- -----------
IVY FUNDS VIP DIVIDEND OPPORTUNITIES......................  1.65%   COMMON SHARES     $12.12        198
IVY FUNDS VIP DIVIDEND OPPORTUNITIES......................  1.70%   COMMON SHARES     $12.10         25

IVY FUNDS VIP ENERGY......................................  0.65%   COMMON SHARES     $10.11         --
IVY FUNDS VIP ENERGY......................................  1.30%   COMMON SHARES     $11.16        510
IVY FUNDS VIP ENERGY......................................  1.55%   COMMON SHARES     $11.07        160
IVY FUNDS VIP ENERGY......................................  1.65%   COMMON SHARES     $11.03        200
IVY FUNDS VIP ENERGY......................................  1.70%   COMMON SHARES     $11.02         15

IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  0.65%   COMMON SHARES     $ 8.80          3
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.30%   COMMON SHARES     $ 9.32        518
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.55%   COMMON SHARES     $ 9.25        125
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.65%   COMMON SHARES     $ 9.22        243
IVY FUNDS VIP GLOBAL NATURAL RESOURCES....................  1.70%   COMMON SHARES     $ 9.21         26

IVY FUNDS VIP HIGH INCOME.................................  0.65%   COMMON SHARES     $12.43          3
IVY FUNDS VIP HIGH INCOME.................................  1.30%   COMMON SHARES     $14.20      1,136
IVY FUNDS VIP HIGH INCOME.................................  1.55%   COMMON SHARES     $14.09        303
IVY FUNDS VIP HIGH INCOME.................................  1.65%   COMMON SHARES     $14.04        839
IVY FUNDS VIP HIGH INCOME.................................  1.70%   COMMON SHARES     $14.02        159

IVY FUNDS VIP MID CAP GROWTH..............................  1.30%   COMMON SHARES     $14.89        529
IVY FUNDS VIP MID CAP GROWTH..............................  1.55%   COMMON SHARES     $14.78        129
IVY FUNDS VIP MID CAP GROWTH..............................  1.65%   COMMON SHARES     $14.73        307
IVY FUNDS VIP MID CAP GROWTH..............................  1.70%   COMMON SHARES     $14.71         24

IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.30%   COMMON SHARES     $13.87        455
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.55%   COMMON SHARES     $13.76        146
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.65%   COMMON SHARES     $13.71        141
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.70%   COMMON SHARES     $13.69         17

IVY FUNDS VIP SMALL CAP GROWTH............................  1.30%   COMMON SHARES     $12.31        273
IVY FUNDS VIP SMALL CAP GROWTH............................  1.55%   COMMON SHARES     $12.21         65
IVY FUNDS VIP SMALL CAP GROWTH............................  1.65%   COMMON SHARES     $12.17        149
IVY FUNDS VIP SMALL CAP GROWTH............................  1.70%   COMMON SHARES     $12.15          3

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  0.65%   SERVICE SHARES    $ 9.81          1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.30%   SERVICE SHARES    $12.05      1,915
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.55%   SERVICE SHARES    $11.96        476
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.65%   SERVICE SHARES    $11.92        976
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.70%   SERVICE SHARES    $11.90         59

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.30%     VC SHARES       $11.17         96
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.55%     VC SHARES       $11.12         36
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.65%     VC SHARES       $11.10         63
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.70%     VC SHARES       $11.08         16

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.30%     VC SHARES       $ 9.89        106
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.55%     VC SHARES       $ 9.84         15
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.65%     VC SHARES       $ 9.82         37
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.70%     VC SHARES       $ 9.81          1

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.30%     VC SHARES       $ 9.36         61
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.55%     VC SHARES       $ 9.32         22
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.65%     VC SHARES       $ 9.30         33
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.70%     VC SHARES       $ 9.29          3

MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.30%   SERVICE CLASS     $12.01      1,023
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.55%   SERVICE CLASS     $11.92        270

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                             UNITS
                                      CONTRACT                            OUTSTANDING
                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                      -------- --------------- ---------- -----------
MFS(R) INTERNATIONAL VALUE PORTFOLIO.  1.65%    SERVICE CLASS    $11.88        387
MFS(R) INTERNATIONAL VALUE PORTFOLIO.  1.70%    SERVICE CLASS    $11.86         28

MFS(R) INVESTORS GROWTH STOCK SERIES.  1.30%    SERVICE CLASS    $13.18        169
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.55%    SERVICE CLASS    $13.08         65
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.65%    SERVICE CLASS    $13.04         70
MFS(R) INVESTORS GROWTH STOCK SERIES.  1.70%    SERVICE CLASS    $13.02          5

MFS(R) INVESTORS TRUST SERIES........  0.65%    SERVICE CLASS    $11.75         --
MFS(R) INVESTORS TRUST SERIES........  1.30%    SERVICE CLASS    $12.75        170
MFS(R) INVESTORS TRUST SERIES........  1.55%    SERVICE CLASS    $12.65         46
MFS(R) INVESTORS TRUST SERIES........  1.65%    SERVICE CLASS    $12.61         67
MFS(R) INVESTORS TRUST SERIES........  1.70%    SERVICE CLASS    $12.59          4

MFS(R) TECHNOLOGY PORTFOLIO..........  1.30%    SERVICE CLASS    $13.69        196
MFS(R) TECHNOLOGY PORTFOLIO..........  1.55%    SERVICE CLASS    $13.59         75
MFS(R) TECHNOLOGY PORTFOLIO..........  1.65%    SERVICE CLASS    $13.54         77
MFS(R) TECHNOLOGY PORTFOLIO..........  1.70%    SERVICE CLASS    $13.52          4

MFS(R) UTILITIES SERIES..............  0.65%    SERVICE CLASS    $12.05          2
MFS(R) UTILITIES SERIES..............  1.30%    SERVICE CLASS    $13.86        355
MFS(R) UTILITIES SERIES..............  1.55%    SERVICE CLASS    $13.75         86
MFS(R) UTILITIES SERIES..............  1.65%    SERVICE CLASS    $13.71        182
MFS(R) UTILITIES SERIES..............  1.70%    SERVICE CLASS    $13.68         27

MULTIMANAGER AGGRESSIVE EQUITY.......  0.95%          B          $62.92         --
MULTIMANAGER AGGRESSIVE EQUITY.......  1.20%          B          $58.77        740
MULTIMANAGER AGGRESSIVE EQUITY.......  1.25%          B          $12.47      4,037
MULTIMANAGER AGGRESSIVE EQUITY.......  1.30%          B          $12.30      3,523
MULTIMANAGER AGGRESSIVE EQUITY.......  1.35%          B          $56.42        251
MULTIMANAGER AGGRESSIVE EQUITY.......  1.40%          B          $55.65      1,311
MULTIMANAGER AGGRESSIVE EQUITY.......  1.50%          B          $12.18      6,526
MULTIMANAGER AGGRESSIVE EQUITY.......  1.55%          B          $53.41        840
MULTIMANAGER AGGRESSIVE EQUITY.......  1.60%          B          $52.69        537
MULTIMANAGER AGGRESSIVE EQUITY.......  1.65%          B          $12.01      6,994
MULTIMANAGER AGGRESSIVE EQUITY.......  1.70%          B          $51.27        179
MULTIMANAGER AGGRESSIVE EQUITY.......  1.80%          B          $49.88          7
MULTIMANAGER AGGRESSIVE EQUITY.......  1.90%          B          $48.53         --

MULTIMANAGER CORE BOND...............  1.20%          B          $15.07      6,850
MULTIMANAGER CORE BOND...............  1.25%          B          $13.93      9,296
MULTIMANAGER CORE BOND...............  1.30%          B          $13.90     16,972
MULTIMANAGER CORE BOND...............  1.35%          B          $14.82        798
MULTIMANAGER CORE BOND...............  1.40%          B          $14.74     12,287
MULTIMANAGER CORE BOND...............  1.50%          B          $13.61     15,351
MULTIMANAGER CORE BOND...............  1.55%          B          $14.49     13,810
MULTIMANAGER CORE BOND...............  1.60%          B          $14.41      3,731
MULTIMANAGER CORE BOND...............  1.65%          B          $13.42     19,491
MULTIMANAGER CORE BOND...............  1.65%          B          $13.42      5,734
MULTIMANAGER CORE BOND...............  1.70%          B          $14.25      2,885
MULTIMANAGER CORE BOND...............  1.80%          B          $14.09         17
MULTIMANAGER CORE BOND...............  1.90%          B          $13.93          2

MULTIMANAGER INTERNATIONAL EQUITY....  1.20%          B          $12.64      1,802
MULTIMANAGER INTERNATIONAL EQUITY....  1.25%          B          $13.64      2,737
MULTIMANAGER INTERNATIONAL EQUITY....  1.30%          B          $13.56      3,570

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $12.43        284
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $12.36      2,996
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $13.32      4,170
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $12.15      3,643
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $12.09        993
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $13.13      6,284
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $11.95        636
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $11.82          6
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $11.69          1

MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $11.50      1,162
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $12.52        735
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $12.45        941
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $11.31        118
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $11.25      2,078
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $12.23      1,305
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $11.06      1,148
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $11.00        691
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $12.05      2,598
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $10.88        327
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $10.76          1

MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $13.61         12
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $13.24      2,161
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $14.24      2,285
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $14.16      2,656
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $13.02        233
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $12.95      3,561
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $13.91      3,778
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $12.73      2,554
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $12.66      1,494
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $13.71      4,689
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $12.52        677
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $12.38         26
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $12.24          2

MULTIMANAGER MID CAP GROWTH........  0.95%          B          $12.72         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $12.37      2,661
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $15.09      1,900
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $15.01      2,105
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $12.17        286
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $12.10      4,274
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $14.74      2,772
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $11.90      2,319
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $11.83      1,591
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $14.53      4,108
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $11.70      1,046
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $11.57          8
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $11.44          2

MULTIMANAGER MID CAP VALUE.........  0.95%          B          $15.43         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $15.00      2,180
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $16.03      2,054
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $15.94      2,825

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                -------- --------------- ---------- -----------
MULTIMANAGER MID CAP VALUE.....  1.35%          B          $14.76        250
MULTIMANAGER MID CAP VALUE.....  1.40%          B          $14.67      3,771
MULTIMANAGER MID CAP VALUE.....  1.50%          B          $15.66      3,171
MULTIMANAGER MID CAP VALUE.....  1.55%          B          $14.43      2,680
MULTIMANAGER MID CAP VALUE.....  1.60%          B          $14.35      1,364
MULTIMANAGER MID CAP VALUE.....  1.65%          B          $15.44      4,458
MULTIMANAGER MID CAP VALUE.....  1.70%          B          $14.19        641
MULTIMANAGER MID CAP VALUE.....  1.80%          B          $14.03          9
MULTIMANAGER MID CAP VALUE.....  1.90%          B          $13.88          1

MULTIMANAGER MULTI-SECTOR BOND.  0.95%          B          $33.96          2
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          B          $31.79      1,863
MULTIMANAGER MULTI-SECTOR BOND.  1.25%          B          $11.90      5,915
MULTIMANAGER MULTI-SECTOR BOND.  1.30%          B          $11.74      4,228
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $30.56        864
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $30.16      3,091
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.62      9,836
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $28.99      2,318
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $28.61      1,439
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.46      9,362
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $27.87        635
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $27.14          6
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $26.43         --

MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 8.30         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 8.01        451
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.96      2,779
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.55      6,860
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.84        212
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.79        857
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.68      4,307
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 7.62      4,047
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 7.57        204
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 7.51      5,906
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 7.46        579
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 7.35         --

MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $18.04          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $17.37      2,695
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $13.03      3,860
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $12.93      1,469
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $16.98      1,331
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $16.85      3,517
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $12.73      4,933
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $16.47      1,583
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $16.35      1,781
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $12.55      4,602
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $16.10        475
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $15.85         19
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $15.61          4

MULTIMANAGER TECHNOLOGY........  0.95%          B          $12.86          8
MULTIMANAGER TECHNOLOGY........  1.20%          B          $12.51      1,699
MULTIMANAGER TECHNOLOGY........  1.25%          B          $14.55      2,420

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
MULTIMANAGER TECHNOLOGY...............................  1.30%          B          $14.47      3,481
MULTIMANAGER TECHNOLOGY...............................  1.35%          B          $12.30        443
MULTIMANAGER TECHNOLOGY...............................  1.40%          B          $12.24      3,690
MULTIMANAGER TECHNOLOGY...............................  1.50%          B          $14.21      4,809
MULTIMANAGER TECHNOLOGY...............................  1.55%          B          $12.03      5,169
MULTIMANAGER TECHNOLOGY...............................  1.60%          B          $11.96      1,482
MULTIMANAGER TECHNOLOGY...............................  1.65%          B          $14.01      5,209
MULTIMANAGER TECHNOLOGY...............................  1.70%          B          $11.83        572
MULTIMANAGER TECHNOLOGY...............................  1.80%          B          $11.70         13

MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $11.83        384
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $11.74         61
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $11.70        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $11.68         18

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.95         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $12.27        711
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $12.18         97
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $12.14        354
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $12.12         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $11.79          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $13.55        544
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $13.44        138
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $13.40        321
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $13.37         65

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $11.44          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $12.56      2,023
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $12.46        362
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $12.42      1,346
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $12.40        276

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.88          9
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $11.75      3,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $11.66        635
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $11.62      2,126
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $11.60        499

PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 5.81         58
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 5.76         35
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 5.74         28
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 5.73          2

PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $15.29        148
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $15.17         49

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                                                     UNITS
                                              CONTRACT                            OUTSTANDING
                                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                              -------- --------------- ---------- -----------
PROFUND VP BIOTECHNOLOGY.....................  1.65%   COMMON SHARES     $15.12         79
PROFUND VP BIOTECHNOLOGY.....................  1.70%   COMMON SHARES     $15.09          2

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  0.65%      CLASS II       $15.01         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.30%      CLASS II       $16.89        401
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.55%      CLASS II       $16.75         97
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.65%      CLASS II       $16.70        132
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......  1.70%      CLASS II       $16.67          5

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.30%      CLASS 2        $11.09        269
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.55%      CLASS 2        $11.00         53
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.65%      CLASS 2        $10.96        137
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.  1.70%      CLASS 2        $10.95          3

TEMPLETON FOREIGN SECURITIES FUND............  1.30%      CLASS 2        $11.10        239
TEMPLETON FOREIGN SECURITIES FUND............  1.55%      CLASS 2        $11.01         34
TEMPLETON FOREIGN SECURITIES FUND............  1.65%      CLASS 2        $10.98        134
TEMPLETON FOREIGN SECURITIES FUND............  1.70%      CLASS 2        $10.96         52

TEMPLETON GLOBAL BOND SECURITIES FUND........  0.65%      CLASS 2        $11.16          3
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.30%      CLASS 2        $12.62      2,561
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.55%      CLASS 2        $12.52        485
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.65%      CLASS 2        $12.48      1,517
TEMPLETON GLOBAL BOND SECURITIES FUND........  1.70%      CLASS 2        $12.46        215

TEMPLETON GROWTH SECURITIES FUND.............  1.30%      CLASS 2        $11.30         82
TEMPLETON GROWTH SECURITIES FUND.............  1.55%      CLASS 2        $11.21          9
TEMPLETON GROWTH SECURITIES FUND.............  1.65%      CLASS 2        $11.18         11
TEMPLETON GROWTH SECURITIES FUND.............  1.70%      CLASS 2        $11.16          2

VAN ECK VIP GLOBAL HARD ASSETS FUND..........  0.65%   CLASS S SHARES    $ 9.39          8
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.30%   CLASS S SHARES    $10.95      1,034
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.55%   CLASS S SHARES    $10.86        223
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.65%   CLASS S SHARES    $10.83        471
VAN ECK VIP GLOBAL HARD ASSETS FUND..........  1.70%   CLASS S SHARES    $10.81         65

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a -.
++ This Variable Investment Option is subject to a non-guaranteed fee waiver.
   If the total return on any given day is negative, the contract charges will be waived in its entirety. In 2012, the contract charges were 0.00%.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                  ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                                                    VPS BALANCED    VPS INTERNATIONAL
                                                                     ALL ASSET     WEALTH STRATEGY       GROWTH
                                                                   GROWTH-ALT 20*    PORTFOLIO**       PORTFOLIO**
                                                                   -------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 79,659        $ 56,383          $ 68,094
  Expenses:
   Asset-based charges............................................      71,845          39,924            65,844
                                                                      --------        --------          --------

NET INVESTMENT INCOME (LOSS)......................................       7,814          16,459             2,250
                                                                      --------        --------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      17,201          14,870           (84,064)
   Realized gain distribution from The Trusts.....................     124,851              --                --
                                                                      --------        --------          --------
  Net realized gain (loss)........................................     142,052          14,870           (84,064)
                                                                      --------        --------          --------

  Change in unrealized appreciation (depreciation) of investments.     309,608         250,906           603,174
                                                                      --------        --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     451,660         265,776           519,110
                                                                      --------        --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $459,474        $282,235          $521,360
                                                                      ========        ========          ========

                                                                   AMERICAN CENTURY AMERICAN CENTURY
                                                                   VP LARGE COMPANY VP MID CAP VALUE
                                                                      VALUE FUND          FUND
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 26,971        $  164,599
  Expenses:
   Asset-based charges............................................       22,891           125,124
                                                                       --------        ----------

NET INVESTMENT INCOME (LOSS)......................................        4,080            39,475
                                                                       --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      125,936            81,581
   Realized gain distribution from The Trusts.....................           --           426,377
                                                                       --------        ----------
  Net realized gain (loss)........................................      125,936           507,958
                                                                       --------        ----------

  Change in unrealized appreciation (depreciation) of investments.       83,279           536,954
                                                                       --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      209,215         1,044,912
                                                                       --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $213,295        $1,084,387
                                                                       ========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                                    ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                                   -------------- ------------ ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  22,177,050  $ 9,041,172    $ 16,769,272     $ 4,729,144
  Expenses:
   Asset-based charges............................................    40,330,124   15,510,367      30,233,967       8,114,531
                                                                   -------------  -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)......................................   (18,153,074)  (6,469,195)    (13,464,695)     (3,385,387)
                                                                   -------------  -----------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (163,259,858)   4,497,212       2,858,498       2,252,377
   Realized gain distribution from The Trusts.....................    34,975,910           --      27,699,793              --
                                                                   -------------  -----------    ------------     -----------
  Net realized gain (loss)........................................  (128,283,948)   4,497,212      30,558,291       2,252,377
                                                                   -------------  -----------    ------------     -----------

  Change in unrealized appreciation (depreciation) of investments.   458,867,595   70,120,688      43,254,626      29,875,274
                                                                   -------------  -----------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   330,583,647   74,617,900      73,812,917      32,127,651
                                                                   -------------  -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 312,430,573  $68,148,705    $ 60,348,222     $28,742,264
                                                                   =============  ===========    ============     ===========

                                                                   AXA CONSERVATIVE
                                                                      STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 3,408,172
  Expenses:
   Asset-based charges............................................     5,471,289
                                                                     -----------

NET INVESTMENT INCOME (LOSS)......................................    (2,063,117)
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,554,719
   Realized gain distribution from The Trusts.....................            --
                                                                     -----------
  Net realized gain (loss)........................................     1,554,719
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.    10,842,844
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    12,397,563
                                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $10,334,446
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   AXA CONSERVATIVE-PLUS  AXA GROWTH   AXA MODERATE
                                                                        ALLOCATION*       STRATEGY*    ALLOCATION*
                                                                   --------------------- -----------  -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 13,389,912      $ 7,365,897  $  52,246,084
  Expenses:
   Asset-based charges............................................       25,071,842       13,098,204    102,342,434
                                                                       ------------      -----------  -------------

NET INVESTMENT INCOME (LOSS)......................................      (11,681,930)      (5,732,307)   (50,096,350)
                                                                       ------------      -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (23,915,711)       6,055,060   (166,202,094)
   Realized gain distribution from The Trusts.....................       22,821,408               --     79,304,508
                                                                       ------------      -----------  -------------
  Net realized gain (loss)........................................       (1,094,303)       6,055,060    (86,897,586)
                                                                       ------------      -----------  -------------

  Change in unrealized appreciation (depreciation) of investments.      106,819,312       76,852,004    611,536,153
                                                                       ------------      -----------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      105,725,009       82,907,064    524,638,567
                                                                       ------------      -----------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 94,043,079      $77,174,757  $ 474,542,217
                                                                       ============      ===========  =============

                                                                     AXA MODERATE   AXA MODERATE-PLUS
                                                                   GROWTH STRATEGY*    ALLOCATION*
                                                                   ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 20,344,979    $   74,792,105
  Expenses:
   Asset-based charges............................................     39,316,441       146,112,587
                                                                     ------------    --------------

NET INVESTMENT INCOME (LOSS)......................................    (18,971,462)      (71,320,482)
                                                                     ------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     11,342,142      (355,994,020)
   Realized gain distribution from The Trusts.....................             --       147,754,493
                                                                     ------------    --------------
  Net realized gain (loss)........................................     11,342,142      (208,239,527)
                                                                     ------------    --------------

  Change in unrealized appreciation (depreciation) of investments.    209,834,831     1,186,796,460
                                                                     ------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    221,176,973       978,556,933
                                                                     ------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $202,205,511    $  907,236,451
                                                                     ============    ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                            AXA TACTICAL
                                                                   AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER
                                                                   MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*
                                                                   ------------ ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  129,490  $   860,335   $  205,537    $   642,969
  Expenses:
   Asset-based charges............................................     828,608    2,019,149      904,220      1,455,702
                                                                    ----------  -----------   ----------    -----------

NET INVESTMENT INCOME (LOSS)......................................    (699,118)  (1,158,814)    (698,683)      (812,733)
                                                                    ----------  -----------   ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     546,518    1,792,082      520,335        187,892
   Realized gain distribution from The Trusts.....................     472,821    1,961,727      831,112             --
                                                                    ----------  -----------   ----------    -----------
  Net realized gain (loss)........................................   1,019,339    3,753,809    1,351,447        187,892
                                                                    ----------  -----------   ----------    -----------

  Change in unrealized appreciation (depreciation) of investments.   7,109,268   12,922,809    7,059,438     14,915,004
                                                                    ----------  -----------   ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   8,128,607   16,676,618    8,410,885     15,102,896
                                                                    ----------  -----------   ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $7,429,489  $15,517,804   $7,712,202    $14,290,163
                                                                    ==========  ===========   ==========    ===========

                                                                    AXA ULTRA
                                                                   CONSERVATIVE
                                                                    STRATEGY*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $1,230
  Expenses:
   Asset-based charges............................................     1,346
                                                                      ------

NET INVESTMENT INCOME (LOSS)......................................      (116)
                                                                      ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     3,717
   Realized gain distribution from The Trusts.....................     2,910
                                                                      ------
  Net realized gain (loss)........................................     6,627
                                                                      ------

  Change in unrealized appreciation (depreciation) of investments.      (795)
                                                                      ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     5,832
                                                                      ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $5,716
                                                                      ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   BLACKROCK GLOBAL BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN
                                                                   ALLOCATION V.I.  CAP GROWTH V.I.    DYNAMIC WEALTH
                                                                         FUND            FUND       STRATEGIES PORTFOLIO*
                                                                   ---------------- --------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  546,001       $ 78,042          $ 1,449,747
  Expenses:
   Asset-based charges............................................       526,894         91,018            3,348,912
                                                                      ----------       --------          -----------

NET INVESTMENT INCOME (LOSS)......................................        19,107        (12,976)          (1,899,165)
                                                                      ----------       --------          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       359,955        140,249            1,144,379
   Realized gain distribution from The Trusts.....................       123,043        480,579            1,512,421
                                                                      ----------       --------          -----------
  Net realized gain (loss)........................................       482,998        620,828            2,656,800
                                                                      ----------       --------          -----------

  Change in unrealized appreciation (depreciation) of investments.     2,197,597         78,892           10,288,959
                                                                      ----------       --------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     2,680,595        699,720           12,945,759
                                                                      ----------       --------          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $2,699,702       $686,744          $11,046,594
                                                                      ==========       ========          ===========

                                                                                        EQ/AXA FRANKLIN
                                                                   EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                    SMALL CAP GROWTH*        CORE*
                                                                   -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 1,022,111        $   905,835
  Expenses:
   Asset-based charges............................................       6,879,484          1,951,024
                                                                       -----------        -----------

NET INVESTMENT INCOME (LOSS)......................................      (5,857,373)        (1,045,189)
                                                                       -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      11,868,847          7,866,906
   Realized gain distribution from The Trusts.....................      28,536,871                 --
                                                                       -----------        -----------
  Net realized gain (loss)........................................      40,405,718          7,866,906
                                                                       -----------        -----------

  Change in unrealized appreciation (depreciation) of investments.      24,365,110         11,312,282
                                                                       -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      64,770,828         19,179,188
                                                                       -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $58,913,455        $18,133,999
                                                                       ===========        ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/BLACKROCK     EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                                   BASIC VALUE   ADVISORS EQUITY   SOCIALLY     GUARDIAN
                                                                     EQUITY*         INCOME*     RESPONSIBLE*  RESEARCH*
                                                                   ------------  --------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 13,868,653    $ 5,431,938    $  460,798  $  7,878,625
  Expenses:
   Asset-based charges............................................   13,213,402      3,762,695       685,499    12,881,506
                                                                   ------------    -----------    ----------  ------------

NET INVESTMENT INCOME (LOSS)......................................      655,251      1,669,243      (224,701)   (5,002,881)
                                                                   ------------    -----------    ----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (5,536,706)     4,496,354       150,774    12,770,317
   Realized gain distribution from The Trusts.....................           --      3,288,286            --            --
                                                                   ------------    -----------    ----------  ------------
  Net realized gain (loss)........................................   (5,536,706)     7,784,640       150,774    12,770,317
                                                                   ------------    -----------    ----------  ------------

  Change in unrealized appreciation (depreciation) of investments.  105,526,867     27,044,241     6,468,968   119,811,689
                                                                   ------------    -----------    ----------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   99,990,161     34,828,881     6,619,742   132,582,006
                                                                   ------------    -----------    ----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $100,645,412    $36,498,124    $6,395,041  $127,579,125
                                                                   ============    ===========    ==========  ============

                                                                    EQ/COMMON
                                                                      STOCK
                                                                     INDEX*
                                                                   -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $11,718,772
  Expenses:
   Asset-based charges............................................  10,937,375
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................     781,397
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   3,385,321
   Realized gain distribution from The Trusts.....................          --
                                                                   -----------
  Net realized gain (loss)........................................   3,385,321
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  93,781,377
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  97,166,698
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $97,948,095
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                                      INDEX*        VENTURE*         INDEX*          PLUS*
                                                                   ------------ ----------------- ------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $17,955,252     $ 2,717,006    $ 21,618,870    $  6,481,909
  Expenses:
   Asset-based charges............................................  17,883,557       4,866,573      18,653,596      15,871,057
                                                                   -----------     -----------    ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................      71,695      (2,149,567)      2,965,274      (9,389,148)
                                                                   -----------     -----------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (4,237,062)            512      15,164,008         849,625
   Realized gain distribution from The Trusts.....................          --              --         546,622              --
                                                                   -----------     -----------    ------------    ------------
  Net realized gain (loss)........................................  (4,237,062)            512      15,710,630         849,625
                                                                   -----------     -----------    ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.  24,086,418      33,365,285     139,108,887     136,740,424
                                                                   -----------     -----------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  19,849,356      33,365,797     154,819,517     137,590,049
                                                                   -----------     -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $19,921,051     $31,216,230    $157,784,791    $128,200,901
                                                                   ===========     ===========    ============    ============

                                                                   EQ/FRANKLIN CORE
                                                                      BALANCED*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $19,236,143
  Expenses:
   Asset-based charges............................................     8,926,519
                                                                     -----------

NET INVESTMENT INCOME (LOSS)......................................    10,309,624
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (7,543,805)
   Realized gain distribution from The Trusts.....................            --
                                                                     -----------
  Net realized gain (loss)........................................    (7,543,805)
                                                                     -----------

  Change in unrealized appreciation (depreciation) of investments.    49,602,945
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    42,059,140
                                                                     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $52,368,764
                                                                     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                    EQ/FRANKLIN    EQ/GAMCO
                                                                     TEMPLETON    MERGERS AND  EQ/GAMCO SMALL  EQ/GLOBAL
                                                                    ALLOCATION*  ACQUISITIONS* COMPANY VALUE*  BOND PLUS*
                                                                   ------------  ------------- -------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 21,982,129   $        --   $ 10,794,583  $ 7,203,780
  Expenses:
   Asset-based charges............................................   19,117,920     3,095,087     12,844,779    7,643,867
                                                                   ------------   -----------   ------------  -----------

NET INVESTMENT INCOME (LOSS)......................................    2,864,209    (3,095,087)    (2,050,196)    (440,087)
                                                                   ------------   -----------   ------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (25,776,014)    3,242,885     36,732,930   (2,477,828)
   Realized gain distribution from The Trusts.....................           --     4,489,788     23,092,155   18,971,597
                                                                   ------------   -----------   ------------  -----------
  Net realized gain (loss)........................................  (25,776,014)    7,732,673     59,825,085   16,493,769
                                                                   ------------   -----------   ------------  -----------

  Change in unrealized appreciation (depreciation) of investments.  175,573,874     2,669,829     70,335,121   (5,019,956)
                                                                   ------------   -----------   ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  149,797,860    10,402,502    130,160,206   11,473,813
                                                                   ------------   -----------   ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $152,662,069   $ 7,307,415   $128,110,010  $11,033,726
                                                                   ============   ===========   ============  ===========

                                                                    EQ/GLOBAL
                                                                   MULTI-SECTOR
                                                                     EQUITY*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 12,483,466
  Expenses:
   Asset-based charges............................................   13,184,417
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................     (700,951)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (39,853,108)
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................  (39,853,108)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  166,302,184
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  126,449,076
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $125,748,125
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                   GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,093,528      $  8,997,269     $ 15,977,069
  Expenses:
   Asset-based charges............................................     6,581,567         9,207,794        7,815,801
                                                                     -----------      ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (5,488,039)         (210,525)       8,161,268
                                                                     -----------      ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     5,019,543       (48,916,372)     (54,023,961)
   Realized gain distribution from The Trusts.....................     1,687,259                --               --
                                                                     -----------      ------------     ------------
  Net realized gain (loss)........................................     6,706,802       (48,916,372)     (54,023,961)
                                                                     -----------      ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    (3,323,266)      133,757,479      118,794,424
                                                                     -----------      ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     3,383,536        84,841,107       64,770,463
                                                                     -----------      ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,104,503)     $ 84,630,582     $ 72,931,731
                                                                     ===========      ============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $140,749       $ 10,139,020
  Expenses:
   Asset-based charges............................................       40,446          8,322,605
                                                                       --------       ------------

NET INVESTMENT INCOME (LOSS)......................................      100,303          1,816,415
                                                                       --------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (57,676)       (37,692,499)
   Realized gain distribution from The Trusts.....................      231,210                 --
                                                                       --------       ------------
  Net realized gain (loss)........................................      173,534        (37,692,499)
                                                                       --------       ------------

  Change in unrealized appreciation (depreciation) of investments.      499,933        119,300,800
                                                                       --------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      673,467         81,608,301
                                                                       --------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $773,770       $ 83,424,716
                                                                       ========       ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                    EQ/JPMORGAN
                                                                       VALUE      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                   OPPORTUNITIES*  CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   -------------- ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,388,000   $ 1,552,513   $ 4,344,983  $ 3,004,044
  Expenses:
   Asset-based charges............................................    3,640,803     2,046,086     5,344,289    7,923,629
                                                                    -----------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................   (1,252,803)     (493,573)     (999,306)  (4,919,585)
                                                                    -----------   -----------   -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (3,765,720)   (3,221,800)   15,320,999    6,145,178
   Realized gain distribution from The Trusts.....................           --    10,631,221            --           --
                                                                    -----------   -----------   -----------  -----------
  Net realized gain (loss)........................................   (3,765,720)    7,409,421    15,320,999    6,145,178
                                                                    -----------   -----------   -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   38,293,714    10,410,789    27,738,657   59,414,459
                                                                    -----------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   34,527,994    17,820,210    43,059,656   65,559,637
                                                                    -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $33,275,191   $17,326,637   $42,060,350  $60,640,052
                                                                    ===========   ===========   ===========  ===========

                                                                   EQ/LARGE CAP
                                                                   VALUE INDEX*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 5,093,648
  Expenses:
   Asset-based charges............................................   3,979,112
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................   1,114,536
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (4,050,901)
   Realized gain distribution from The Trusts.....................          --
                                                                   -----------
  Net realized gain (loss)........................................  (4,050,901)
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  40,219,884
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  36,168,983
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $37,283,519
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   EQ/LARGE CAP  EQ/LORD ABBETT  EQ/MFS INTERNATIONAL
                                                                   VALUE PLUS*   LARGE CAP CORE*       GROWTH*
                                                                   ------------  --------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 15,392,175    $ 2,051,649       $ 3,690,899
  Expenses:
   Asset-based charges............................................   14,499,476      2,738,742         5,565,398
                                                                   ------------    -----------       -----------

NET INVESTMENT INCOME (LOSS)......................................      892,699       (687,093)       (1,874,499)
                                                                   ------------    -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (60,583,522)    12,479,932         7,389,243
   Realized gain distribution from The Trusts.....................           --             --                --
                                                                   ------------    -----------       -----------
  Net realized gain (loss)........................................  (60,583,522)    12,479,932         7,389,243
                                                                   ------------    -----------       -----------

  Change in unrealized appreciation (depreciation) of investments.  192,236,533     11,371,111        54,398,144
                                                                   ------------    -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  131,653,011     23,851,043        61,787,387
                                                                   ------------    -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $132,545,710    $23,163,950       $59,912,888
                                                                   ============    ===========       ===========

                                                                    EQ/MID CAP    EQ/MID CAP
                                                                      INDEX*      VALUE PLUS*
                                                                   ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,720,308  $ 11,283,407
  Expenses:
   Asset-based charges............................................    9,987,929    13,844,514
                                                                   ------------  ------------

NET INVESTMENT INCOME (LOSS)......................................   (3,267,621)   (2,561,107)
                                                                   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (11,497,509)  (37,026,035)
   Realized gain distribution from The Trusts.....................           --            --
                                                                   ------------  ------------
  Net realized gain (loss)........................................  (11,497,509)  (37,026,035)
                                                                   ------------  ------------

  Change in unrealized appreciation (depreciation) of investments.  111,046,946   185,818,951
                                                                   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   99,549,437   148,792,916
                                                                   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 96,281,816  $146,231,809
                                                                   ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                    EQ/MORGAN     EQ/MUTUAL
                                                                     EQ/MONEY     EQ/MONTAG &    STANLEY MID CAP  LARGE CAP
                                                                     MARKET*    CALDWELL GROWTH*     GROWTH*       EQUITY*
                                                                   -----------  ---------------- --------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $        --    $ 1,487,704      $ 2,688,133   $ 2,632,765
  Expenses:
   Asset-based charges............................................   8,301,029      2,605,325        9,115,536     2,978,827
                                                                   -----------    -----------      -----------   -----------

NET INVESTMENT INCOME (LOSS)......................................  (8,301,029)    (1,117,621)      (6,427,403)     (346,062)
                                                                   -----------    -----------      -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (40,633)     8,585,532       17,576,577    (7,435,151)
   Realized gain distribution from The Trusts.....................          --             --        9,636,130            --
                                                                   -----------    -----------      -----------   -----------
  Net realized gain (loss)........................................     (40,633)     8,585,532       27,212,707    (7,435,151)
                                                                   -----------    -----------      -----------   -----------

  Change in unrealized appreciation (depreciation) of investments.      45,696     10,634,224       16,420,936    31,024,137
                                                                   -----------    -----------      -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       5,063     19,219,756       43,633,643    23,588,986
                                                                   -----------    -----------      -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(8,295,966)   $18,102,135      $37,206,240   $23,242,924
                                                                   ===========    ===========      ===========   ===========

                                                                   EQ/OPPENHEIMER
                                                                      GLOBAL*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,650,235
  Expenses:
   Asset-based charges............................................    4,585,007
                                                                    -----------

NET INVESTMENT INCOME (LOSS)......................................   (1,934,772)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    9,958,588
   Realized gain distribution from The Trusts.....................           --
                                                                    -----------
  Net realized gain (loss)........................................    9,958,588
                                                                    -----------

  Change in unrealized appreciation (depreciation) of investments.   43,824,400
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   53,782,988
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $51,848,216
                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                                    SHORT BOND*        PLUS*           INDEX*
                                                                   -------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  5,915,883    $ 3,168,690     $ 6,830,341
  Expenses:
   Asset-based charges............................................    16,741,830      7,564,147       6,758,588
                                                                    ------------    -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................   (10,825,947)    (4,395,457)         71,753
                                                                    ------------    -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,208,076     (5,302,411)     (5,520,215)
   Realized gain distribution from The Trusts.....................            --             --      27,284,394
                                                                    ------------    -----------     -----------
  Net realized gain (loss)........................................     1,208,076     (5,302,411)     21,764,179
                                                                    ------------    -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     9,715,596     15,699,231      36,763,474
                                                                    ------------    -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    10,923,672     10,396,820      58,527,653
                                                                    ------------    -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $     97,725    $ 6,001,363     $58,599,406
                                                                    ============    ===========     ===========

                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON
                                                                    GROWTH STOCK*   GLOBAL EQUITY*
                                                                   ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $        --     $ 2,459,860
  Expenses:
   Asset-based charges............................................     7,068,839       2,768,010
                                                                     -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,068,839)       (308,150)
                                                                     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    17,225,511      (5,252,249)
   Realized gain distribution from The Trusts.....................            --              --
                                                                     -----------     -----------
  Net realized gain (loss)........................................    17,225,511      (5,252,249)
                                                                     -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.    58,618,642      35,087,167
                                                                     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    75,844,153      29,834,918
                                                                     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $68,775,314     $29,526,768
                                                                     ===========     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                                       INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                                   --------------- ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  672,153     $ 3,254,918   $     85,363
  Expenses:
   Asset-based charges............................................    1,184,132       3,888,615      8,924,500
                                                                     ----------     -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (511,979)       (633,697)    (8,839,137)
                                                                     ----------     -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    2,938,613        (939,233)    34,979,394
   Realized gain distribution from The Trusts.....................           --              --     20,876,499
                                                                     ----------     -----------   ------------
  Net realized gain (loss)........................................    2,938,613        (939,233)    55,855,893
                                                                     ----------     -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.    5,410,605      40,518,355     45,969,209
                                                                     ----------     -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    8,349,218      39,579,122    101,825,102
                                                                     ----------     -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $7,837,239     $38,945,425   $ 92,985,965
                                                                     ==========     ===========   ============

                                                                   FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                      MANAGER: GROWTH     CONTRAFUND(R)
                                                                         PORTFOLIO          PORTFOLIO
                                                                   --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 10,519          $  344,352
  Expenses:
   Asset-based charges............................................         13,387             427,504
                                                                         --------          ----------

NET INVESTMENT INCOME (LOSS)......................................         (2,868)            (83,152)
                                                                         --------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          6,236             584,026
   Realized gain distribution from The Trusts.....................          3,464                  --
                                                                         --------          ----------
  Net realized gain (loss)........................................          9,700             584,026
                                                                         --------          ----------

  Change in unrealized appreciation (depreciation) of investments.        104,949           3,077,180
                                                                         --------          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        114,649           3,661,206
                                                                         --------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $111,781          $3,578,054
                                                                         ========          ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020    FREEDOM 2025
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $12,894         $12,095         $ 5,673
  Expenses:
   Asset-based charges............................................      10,119           8,429           3,799
                                                                       -------         -------         -------

NET INVESTMENT INCOME (LOSS)......................................       2,775           3,666           1,874
                                                                       -------         -------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       7,443            (541)            862
   Realized gain distribution from The Trusts.....................      11,410           7,352           3,089
                                                                       -------         -------         -------
  Net realized gain (loss)........................................      18,853           6,811           3,951
                                                                       -------         -------         -------

  Change in unrealized appreciation (depreciation) of investments.      35,709          51,260          21,757
                                                                       -------         -------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      54,562          58,071          25,708
                                                                       -------         -------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $57,337         $61,737         $27,582
                                                                       =======         =======         =======

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2030       MID CAP
                                                                      PORTFOLIO       PORTFOLIO
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 5,992       $   49,231
  Expenses:
   Asset-based charges............................................       3,706          176,485
                                                                       -------       ----------

NET INVESTMENT INCOME (LOSS)......................................       2,286         (127,254)
                                                                       -------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      12,393          149,830
   Realized gain distribution from The Trusts.....................       2,457        1,014,418
                                                                       -------       ----------
  Net realized gain (loss)........................................      14,850        1,164,248
                                                                       -------       ----------

  Change in unrealized appreciation (depreciation) of investments.      11,759          295,824
                                                                       -------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      26,609        1,460,072
                                                                       -------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $28,895       $1,332,818
                                                                       =======       ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   FIDELITY(R) VIP                      FRANKLIN
                                                                   STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME
                                                                      PORTFOLIO     SECURITIES FUND SECURITIES FUND
                                                                   ---------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  798,333       $554,181        $1,027,402
  Expenses:
   Asset-based charges............................................       325,821        125,211           214,735
                                                                      ----------       --------        ----------

NET INVESTMENT INCOME (LOSS)......................................       472,512        428,970           812,667
                                                                      ----------       --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (2,200)        47,107            (6,043)
   Realized gain distribution from The Trusts.....................       257,256             --            17,267
                                                                      ----------       --------        ----------
  Net realized gain (loss)........................................       255,056         47,107            11,224
                                                                      ----------       --------        ----------

  Change in unrealized appreciation (depreciation) of investments.     1,032,053        376,251           663,055
                                                                      ----------       --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,287,109        423,358           674,279
                                                                      ----------       --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $1,759,621       $852,328        $1,486,946
                                                                      ==========       ========        ==========

                                                                      FRANKLIN
                                                                    TEMPLETON VIP  GOLDMAN SACHS VIT
                                                                   FOUNDING FUNDS    MID CAP VALUE
                                                                   ALLOCATION FUND       FUND
                                                                   --------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 48,121        $   76,277
  Expenses:
   Asset-based charges............................................      25,948           112,073
                                                                      --------        ----------

NET INVESTMENT INCOME (LOSS)......................................      22,173           (35,796)
                                                                      --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,857           257,879
   Realized gain distribution from The Trusts.....................          --                --
                                                                      --------        ----------
  Net realized gain (loss)........................................       6,857           257,879
                                                                      --------        ----------

  Change in unrealized appreciation (depreciation) of investments.     184,283           914,258
                                                                      --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     191,140         1,172,137
                                                                      --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $213,313        $1,136,341
                                                                      ========        ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   GUGGENHEIM VT GLOBAL   GUGGENHEIM VT    INVESCO V.I.
                                                                     MANAGED FUTURES       MULTI-HEDGE      DIVERSIFIED
                                                                      STRATEGY FUND     STRATEGIES FUND(1) DIVIDEND FUND
                                                                   -------------------- ------------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $  3,352        $ 33,482
  Expenses:
   Asset-based charges............................................          8,775               3,837          23,804
                                                                         --------            --------        --------

NET INVESTMENT INCOME (LOSS)......................................         (8,775)               (485)          9,678
                                                                         --------            --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (17,260)             (4,075)         65,012
   Realized gain distribution from The Trusts.....................             --                  --              --
                                                                         --------            --------        --------
  Net realized gain (loss)........................................        (17,260)             (4,075)         65,012
                                                                         --------            --------        --------

  Change in unrealized appreciation (depreciation) of investments.        (49,571)            (13,223)        162,414
                                                                         --------            --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (66,831)            (17,298)        227,426
                                                                         --------            --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(75,606)           $(17,783)       $237,104
                                                                         ========            ========        ========

                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH
                                                                    REAL ESTATE FUND      YIELD FUND
                                                                   ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  103,090          $213,742
  Expenses:
   Asset-based charges............................................        314,669            52,970
                                                                       ----------          --------

NET INVESTMENT INCOME (LOSS)......................................       (211,579)          160,772
                                                                       ----------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        193,072            77,271
   Realized gain distribution from The Trusts.....................             --                --
                                                                       ----------          --------
  Net realized gain (loss)........................................        193,072            77,271
                                                                       ----------          --------

  Change in unrealized appreciation (depreciation) of investments.      4,789,083           235,163
                                                                       ----------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,982,155           312,434
                                                                       ----------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $4,770,576          $473,206
                                                                       ==========          ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                              INVESCO VAN
                                                                   INVESCO V.I.  INVESCO V.I. INVESCO V.I.    KAMPEN V.I
                                                                   INTERNATIONAL MID CAP CORE  SMALL CAP       AMERICAN
                                                                    GROWTH FUND  EQUITY FUND  EQUITY FUND  FRANCHISE FUND(1)
                                                                   ------------- ------------ ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  158,527     $     --     $     --        $    --
  Expenses:
   Asset-based charges............................................     164,851       43,433       43,243          3,799
                                                                    ----------     --------     --------        -------

NET INVESTMENT INCOME (LOSS)......................................      (6,324)     (43,433)     (43,243)        (3,799)
                                                                    ----------     --------     --------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     118,249       52,832       10,912         (4,014)
   Realized gain distribution from The Trusts.....................          --       27,099           --             --
                                                                    ----------     --------     --------        -------
  Net realized gain (loss)........................................     118,249       79,931       10,912         (4,014)
                                                                    ----------     --------     --------        -------

  Change in unrealized appreciation (depreciation) of investments.   1,293,351      205,977      352,294         22,605
                                                                    ----------     --------     --------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,411,600      285,908      363,206         18,591
                                                                    ----------     --------     --------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,405,276     $242,475     $319,963        $14,792
                                                                    ==========     ========     ========        =======


                                                                   IVY FUNDS VIP
                                                                   ASSET STRATEGY
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  108,029
  Expenses:
   Asset-based charges............................................      139,690
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................      (31,661)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (92,394)
   Realized gain distribution from The Trusts.....................           --
                                                                     ----------
  Net realized gain (loss)........................................      (92,394)
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.    1,417,021
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,324,627
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,292,966
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   IVY FUNDS VIP               IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                                   OPPORTUNITIES    ENERGY       RESOURCES          INCOME
                                                                   ------------- ------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  100,896     $      --     $      --        $2,017,166
  Expenses:
   Asset-based charges............................................     134,860       142,755       123,192           452,870
                                                                    ----------     ---------     ---------        ----------

NET INVESTMENT INCOME (LOSS)......................................     (33,964)     (142,755)     (123,192)        1,564,296
                                                                    ----------     ---------     ---------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     353,525       (63,601)     (334,880)          242,222
   Realized gain distribution from The Trusts.....................          --            --       514,269                --
                                                                    ----------     ---------     ---------        ----------
  Net realized gain (loss)........................................     353,525       (63,601)      179,389           242,222
                                                                    ----------     ---------     ---------        ----------

  Change in unrealized appreciation (depreciation) of investments.     648,529       131,360       (99,453)        2,730,920
                                                                    ----------     ---------     ---------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,002,054        67,759        79,936         2,973,142
                                                                    ----------     ---------     ---------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  968,090     $ (74,996)    $ (43,256)       $4,537,438
                                                                    ==========     =========     =========        ==========

                                                                   IVY FUNDS VIP
                                                                   MID CAP GROWTH
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $       --
  Expenses:
   Asset-based charges............................................      196,523
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................     (196,523)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      121,158
   Realized gain distribution from The Trusts.....................    1,345,300
                                                                     ----------
  Net realized gain (loss)........................................    1,466,458
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.       71,467
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,537,925
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,341,402
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   IVY FUNDS VIP IVY FUNDS VIP LAZARD RETIREMENT
                                                                    SCIENCE AND    SMALL CAP   EMERGING MARKETS
                                                                    TECHNOLOGY      GROWTH     EQUITY PORTFOLIO
                                                                   ------------- ------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $       --     $     --       $  629,420
  Expenses:
   Asset-based charges............................................     132,513       96,241          529,119
                                                                    ----------     --------       ----------

NET INVESTMENT INCOME (LOSS)......................................    (132,513)     (96,241)         100,301
                                                                    ----------     --------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      35,871       95,518          114,112
   Realized gain distribution from The Trusts.....................     639,516      156,435          456,967
                                                                    ----------     --------       ----------
  Net realized gain (loss)........................................     675,387      251,953          571,079
                                                                    ----------     --------       ----------

  Change in unrealized appreciation (depreciation) of investments.   1,374,584        2,988        5,358,804
                                                                    ----------     --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   2,049,971      254,941        5,929,883
                                                                    ----------     --------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,917,458     $158,700       $6,030,184
                                                                    ==========     ========       ==========

                                                                      LORD ABBETT
                                                                   SERIES FUND - BOND      LORD ABBETT
                                                                       DEBENTURE      SERIES FUND - CLASSIC
                                                                       PORTFOLIO         STOCK PORTFOLIO
                                                                   ------------------ ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $127,538            $ 16,206
  Expenses:
   Asset-based charges............................................        25,832              21,254
                                                                        --------            --------

NET INVESTMENT INCOME (LOSS)......................................       101,706              (5,048)
                                                                        --------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (1,018)              4,018
   Realized gain distribution from The Trusts.....................        28,451                  --
                                                                        --------            --------
  Net realized gain (loss)........................................        27,433               4,018
                                                                        --------            --------

  Change in unrealized appreciation (depreciation) of investments.        33,769             152,938
                                                                        --------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        61,202             156,956
                                                                        --------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $162,908            $151,908
                                                                        ========            ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                         LORD ABBETT
                                                                    SERIES FUND - GROWTH   MFS(R) INTERNATIONAL
                                                                   OPPORTUNITIES PORTFOLIO   VALUE PORTFOLIO
                                                                   ----------------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $  2,532              $  268,985
  Expenses:
   Asset-based charges............................................          14,058                 265,221
                                                                          --------              ----------

NET INVESTMENT INCOME (LOSS)......................................         (11,526)                  3,764
                                                                          --------              ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (81,436)                310,313
   Realized gain distribution from The Trusts.....................          59,165                      --
                                                                          --------              ----------
  Net realized gain (loss)........................................         (22,271)                310,313
                                                                          --------              ----------

  Change in unrealized appreciation (depreciation) of investments.         106,472               2,059,003
                                                                          --------              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          84,201               2,369,316
                                                                          --------              ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...        $ 72,675              $2,373,080
                                                                          ========              ==========

                                                                    MFS(R) INVESTORS   MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                                   GROWTH STOCK SERIES   TRUST SERIES       PORTFOLIO
                                                                   ------------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  8,781           $ 26,033         $     --
  Expenses:
   Asset-based charges............................................        55,572             48,364           66,976
                                                                        --------           --------         --------

NET INVESTMENT INCOME (LOSS)......................................       (46,791)           (22,331)         (66,976)
                                                                        --------           --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        89,016             87,167          243,161
   Realized gain distribution from The Trusts.....................       193,494                 --               --
                                                                        --------           --------         --------
  Net realized gain (loss)........................................       282,510             87,167          243,161
                                                                        --------           --------         --------

  Change in unrealized appreciation (depreciation) of investments.       274,670            421,339          285,906
                                                                        --------           --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       557,180            508,506          529,067
                                                                        --------           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $510,389           $486,175         $462,091
                                                                        ========           ========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $555,558        $ 1,122,812     $ 28,559,676
  Expenses:
   Asset-based charges............................................      119,471          7,196,468       20,326,216
                                                                       --------        -----------     ------------

NET INVESTMENT INCOME (LOSS)......................................      436,087         (6,073,656)       8,233,460
                                                                       --------        -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      122,954          2,194,779        7,352,172
   Realized gain distribution from The Trusts.....................           --                 --       67,733,767
                                                                       --------        -----------     ------------
  Net realized gain (loss)........................................      122,954          2,194,779       75,085,939
                                                                       --------        -----------     ------------

  Change in unrealized appreciation (depreciation) of investments.      342,860         61,827,204      (31,678,987)
                                                                       --------        -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      465,814         64,021,983       43,406,952
                                                                       --------        -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $901,901        $57,948,327     $ 51,640,412
                                                                       ========        ===========     ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  4,808,901   $   766,428
  Expenses:
   Asset-based charges............................................    5,066,213     1,966,099
                                                                   ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (257,312)   (1,199,671)
                                                                   ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (28,522,386)      226,171
   Realized gain distribution from The Trusts.....................           --            --
                                                                   ------------   -----------
  Net realized gain (loss)........................................  (28,522,386)      226,171
                                                                   ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.   79,675,953    16,744,124
                                                                   ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   51,153,567    16,970,295
                                                                   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 50,896,255   $15,770,624
                                                                   ============   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                     MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                                   LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE*
                                                                   ---------------- --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,886,897     $        --    $ 1,289,825
  Expenses:
   Asset-based charges............................................      4,866,686       4,408,175      5,127,319
                                                                     ------------     -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................       (979,789)     (4,408,175)    (3,837,494)
                                                                     ------------     -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (11,884,696)      7,131,839      4,038,339
   Realized gain distribution from The Trusts.....................             --              --             --
                                                                     ------------     -----------    -----------
  Net realized gain (loss)........................................    (11,884,696)      7,131,839      4,038,339
                                                                     ------------     -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.     55,946,962      35,531,754     43,380,386
                                                                     ------------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     44,062,266      42,663,593     47,418,725
                                                                     ------------     -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 43,082,477     $38,255,418    $43,581,231
                                                                     ============     ===========    ===========

                                                                      MULTIMANAGER      MULTIMANAGER
                                                                   MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                                   ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 14,825,301       $        --
  Expenses:
   Asset-based charges............................................       9,265,669         2,818,571
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................       5,559,632        (2,818,571)
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (19,944,496)        6,168,344
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (19,944,496)        6,168,344
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.      37,790,573        14,595,672
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      17,846,077        20,764,016
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 23,405,709       $17,945,445
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012




                                                                     MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES
                                                                   SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND
                                                                   ---------------- ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,206,738   $        --     $140,038
  Expenses:
   Asset-based charges............................................      5,583,189     5,929,615       94,596
                                                                     ------------   -----------     --------

NET INVESTMENT INCOME (LOSS)......................................     (3,376,451)   (5,929,615)      45,442
                                                                     ------------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,765,369)   22,305,540       71,184
   Realized gain distribution from The Trusts.....................             --            --           --
                                                                     ------------   -----------     --------
  Net realized gain (loss)........................................    (15,765,369)   22,305,540       71,184
                                                                     ------------   -----------     --------

  Change in unrealized appreciation (depreciation) of investments.     73,413,256    25,797,857      649,521
                                                                     ------------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     57,647,887    48,103,397      720,705
                                                                     ------------   -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 54,271,436   $42,173,782     $766,147
                                                                     ============   ===========     ========

                                                                       PIMCO VARIABLE      PIMCO VARIABLE
                                                                      INSURANCE TRUST     INSURANCE TRUST
                                                                   COMMODITYREALRETURN(R) EMERGING MARKETS
                                                                     STRATEGY PORTFOLIO    BOND PORTFOLIO
                                                                   ---------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $ 337,587           $  594,697
  Expenses:
   Asset-based charges............................................         199,767              182,026
                                                                         ---------           ----------

NET INVESTMENT INCOME (LOSS)......................................         137,820              412,671
                                                                         ---------           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (184,695)             176,849
   Realized gain distribution from The Trusts.....................         499,901                   --
                                                                         ---------           ----------
  Net realized gain (loss)........................................         315,206              176,849
                                                                         ---------           ----------

  Change in unrealized appreciation (depreciation) of investments.         (77,214)           1,195,472
                                                                         ---------           ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         237,992            1,372,321
                                                                         ---------           ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ 375,812           $1,784,992
                                                                         =========           ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST INSURANCE TRUST
                                                                     REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                                      PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                                   --------------- --------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  445,407      $1,752,237       $      --     $       --
  Expenses:
   Asset-based charges............................................      674,356       1,048,158           9,579         50,286
                                                                     ----------      ----------       ---------     ----------

NET INVESTMENT INCOME (LOSS)......................................     (228,949)        704,079          (9,579)       (50,286)
                                                                     ----------      ----------       ---------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      611,485          14,279        (130,868)       247,335
   Realized gain distribution from The Trusts.....................    2,619,509       1,500,014              --             --
                                                                     ----------      ----------       ---------     ----------
  Net realized gain (loss)........................................    3,230,994       1,514,293        (130,868)       247,335
                                                                     ----------      ----------       ---------     ----------

  Change in unrealized appreciation (depreciation) of investments.       (1,670)      2,994,478          (8,970)       812,125
                                                                     ----------      ----------       ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    3,229,324       4,508,771        (139,838)     1,059,460
                                                                     ----------      ----------       ---------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $3,000,375      $5,212,850       $(149,417)    $1,009,174
                                                                     ==========      ==========       =========     ==========

                                                                    T. ROWE PRICE
                                                                   HEALTH SCIENCES
                                                                      PORTFOLIO
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $       --
  Expenses:
   Asset-based charges............................................      131,967
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................     (131,967)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      527,535
   Realized gain distribution from The Trusts.....................      197,098
                                                                     ----------
  Net realized gain (loss)........................................      724,633
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.    1,362,536
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    2,087,169
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,955,202
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                       TEMPLETON                           TEMPLETON
                                                                   DEVELOPING MARKETS TEMPLETON FOREIGN   GLOBAL BOND
                                                                    SECURITIES FUND    SECURITIES FUND  SECURITIES FUND
                                                                   ------------------ ----------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  73,362          $162,663        $3,603,340
  Expenses:
   Asset-based charges............................................        75,469            76,623           800,723
                                                                       ---------          --------        ----------

NET INVESTMENT INCOME (LOSS)......................................        (2,107)           86,040         2,802,617
                                                                       ---------          --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (114,576)          (14,843)           38,242
   Realized gain distribution from The Trusts.....................            --                --            90,462
                                                                       ---------          --------        ----------
  Net realized gain (loss)........................................      (114,576)          (14,843)          128,704
                                                                       ---------          --------        ----------

  Change in unrealized appreciation (depreciation) of investments.       637,300           698,170         3,639,624
                                                                       ---------          --------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       522,724           683,327         3,768,328
                                                                       ---------          --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 520,617          $769,367        $6,570,945
                                                                       =========          ========        ==========

                                                                   TEMPLETON GROWTH VAN ECK VIP GLOBAL
                                                                   SECURITIES FUND   HARD ASSETS FUND
                                                                   ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 24,657        $   123,214
  Expenses:
   Asset-based charges............................................       16,510            273,130
                                                                       --------        -----------

NET INVESTMENT INCOME (LOSS)......................................        8,147           (149,916)
                                                                       --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       19,120            (46,370)
   Realized gain distribution from The Trusts.....................           --          1,485,285
                                                                       --------        -----------
  Net realized gain (loss)........................................       19,120          1,438,915
                                                                       --------        -----------

  Change in unrealized appreciation (depreciation) of investments.      185,071         (1,146,130)
                                                                       --------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      204,191            292,785
                                                                       --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $212,338        $   142,869
                                                                       ========        ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                     ALL ASSET
                                                                                                  GROWTH-ALT 20*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,814  $   25,878
  Net realized gain (loss) on investments....................................................    142,052     168,732
  Change in unrealized appreciation (depreciation) of investments............................    309,608    (415,166)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    459,474    (220,556)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,003,340   2,582,818
   Transfers between Variable Investment Options including guaranteed interest account, net..   (177,686)     (8,116)
   Transfers for contract benefits and terminations..........................................    (73,700)    (61,588)
   Contract maintenance charges..............................................................     (1,176)       (449)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    750,778   2,512,665
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     10,501          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,220,753   2,292,109
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,032,030   1,739,921
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,252,783  $4,032,030
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        157         298
  Redeemed...................................................................................        (93)        (83)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         64         215
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                               ALLIANCEBERNSTEIN VPS
                                                                                                  BALANCED WEALTH
                                                                                               STRATEGY PORTFOLIO**
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,459  $   10,611
  Net realized gain (loss) on investments....................................................     14,870      60,811
  Change in unrealized appreciation (depreciation) of investments............................    250,906    (127,670)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    282,235     (56,248)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    577,286     896,253
   Transfers between Variable Investment Options including guaranteed interest account, net..    154,273    (630,247)
   Transfers for contract benefits and terminations..........................................   (123,045)    (37,767)
   Contract maintenance charges..............................................................       (295)       (196)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    608,219     228,043
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        421          (6)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    890,875     171,789
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,189,452   2,017,663
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,080,327  $2,189,452
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         84         232
  Redeemed...................................................................................        (30)       (207)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         54          25
                                                                                              ==========  ==========

                                                                                               ALLIANCEBERNSTEIN VPS
                                                                                               INTERNATIONAL GROWTH
                                                                                                    PORTFOLIO**
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,250  $   36,435
  Net realized gain (loss) on investments....................................................    (84,064)     39,912
  Change in unrealized appreciation (depreciation) of investments............................    603,174    (689,783)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    521,360    (613,436)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    970,646   2,594,507
   Transfers between Variable Investment Options including guaranteed interest account, net..    (50,185)    117,477
   Transfers for contract benefits and terminations..........................................   (280,815)    (69,051)
   Contract maintenance charges..............................................................       (783)       (253)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    638,863   2,642,680
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        414          88
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,160,637   2,029,332
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,650,027   1,620,695
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,810,664  $3,650,027
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        156         393
  Redeemed...................................................................................        (93)       (144)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         63         249
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                AMERICAN CENTURY VP
                                                                                                LARGE COMPANY VALUE
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,080  $    1,271
  Net realized gain (loss) on investments....................................................    125,936       9,333
  Change in unrealized appreciation (depreciation) of investments............................     83,279      (6,119)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    213,295       4,485
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    630,073     643,571
   Transfers between Variable Investment Options including guaranteed interest account, net..   (387,951)    167,706
   Transfers for contract benefits and terminations..........................................    (26,425)    (20,504)
   Contract maintenance charges..............................................................       (325)       (121)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    215,372     790,652
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        270          24
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    428,937     795,161
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,180,273     385,112
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,609,210  $1,180,273
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................        166         124
  Redeemed...................................................................................       (147)        (51)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         19          73
                                                                                              ==========  ==========

                                                                                                AMERICAN CENTURY VP
                                                                                                MID CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   39,475  $   (5,268)
  Net realized gain (loss) on investments....................................................    507,958     119,447
  Change in unrealized appreciation (depreciation) of investments............................    536,954    (220,563)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,084,387    (106,384)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,570,322   3,726,053
   Transfers between Variable Investment Options including guaranteed interest account, net..    641,328     452,047
   Transfers for contract benefits and terminations..........................................   (262,773)   (114,910)
   Contract maintenance charges..............................................................     (1,169)       (388)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,947,708   4,062,802
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      6,934          65
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,039,029   3,956,483
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,610,483   2,654,000
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,649,512  $6,610,483
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................        229         421
  Redeemed...................................................................................        (78)        (87)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        151         334
                                                                                              ==========  ==========

                                                                                                      AXA AGGRESSIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (18,153,074) $   (7,837,406)
  Net realized gain (loss) on investments....................................................   (128,283,948)   (132,389,538)
  Change in unrealized appreciation (depreciation) of investments............................    458,867,595    (120,967,030)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    312,430,573    (261,193,974)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     36,313,934      43,519,232
   Transfers between Variable Investment Options including guaranteed interest account, net..   (134,496,724)    (80,097,741)
   Transfers for contract benefits and terminations..........................................   (127,466,677)   (134,658,552)
   Contract maintenance charges..............................................................    (42,732,300)    (43,695,594)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (268,381,767)   (214,932,655)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,000
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     44,048,806    (476,116,629)
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,603,639,593   3,079,756,222
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $2,647,688,399  $2,603,639,593
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):....................................................................
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            252             762
  Redeemed...................................................................................           (193)           (254)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             59             508
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          7,927          78,434
  Redeemed...................................................................................        (30,267)        (97,194)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (22,340)        (18,760)
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      AXA BALANCED
                                                                                                        STRATEGY*
                                                                                              ----------------------------
                                                                                                   2012           2011
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (6,469,195) $    (97,206)
  Net realized gain (loss) on investments....................................................      4,497,212    13,889,110
  Change in unrealized appreciation (depreciation) of investments............................     70,120,688   (44,102,675)
                                                                                              --------------  ------------

  Net Increase (decrease) in net assets from operations......................................     68,148,705   (30,310,771)
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    243,747,752   309,450,004
   Transfers between Variable Investment Options including guaranteed interest account, net..     98,097,074   101,247,087
   Transfers for contract benefits and terminations..........................................    (32,020,327)  (17,353,859)
   Contract maintenance charges..............................................................    (13,375,848)   (7,456,948)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    296,448,651   385,886,284
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         47,199            --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    364,644,555   355,575,513
NET ASSETS -- BEGINNING OF PERIOD............................................................    864,399,408   508,823,895
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,229,043,963  $864,399,408
                                                                                              ==============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         29,287        63,063
  Redeemed...................................................................................         (4,289)      (29,176)
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         24,998        33,887
                                                                                              ==============  ============

                                                                                                     AXA CONSERVATIVE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (13,464,695) $    4,512,944
  Net realized gain (loss) on investments....................................................     30,558,291      69,805,397
  Change in unrealized appreciation (depreciation) of investments............................     43,254,626     (67,785,829)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     60,348,222       6,532,512
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     23,290,493      21,963,360
   Transfers between Variable Investment Options including guaranteed interest account, net..    122,551,079     198,639,034
   Transfers for contract benefits and terminations..........................................   (173,296,243)   (156,298,886)
   Contract maintenance charges..............................................................    (29,320,552)    (27,515,664)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (56,775,223)     36,787,844
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          9,999              --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................      3,582,998      43,320,356
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,014,563,659   1,971,243,303
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $2,018,146,657  $2,014,563,659
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         29,286          98,971
  Redeemed...................................................................................        (34,020)        (95,891)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (4,734)          3,080
                                                                                              ==============  ==============

                                                                                                   AXA CONSERVATIVE
                                                                                                   GROWTH STRATEGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,385,387) $    153,878
  Net realized gain (loss) on investments....................................................    2,252,377     8,463,398
  Change in unrealized appreciation (depreciation) of investments............................   29,875,274   (20,308,190)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   28,742,264   (11,690,914)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  105,248,287   150,007,441
   Transfers between Variable Investment Options including guaranteed interest account, net..   56,203,117    51,214,344
   Transfers for contract benefits and terminations..........................................  (22,241,088)  (13,217,159)
   Contract maintenance charges..............................................................   (6,925,620)   (3,959,736)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  132,284,696   184,044,890
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       25,799            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  161,052,759   172,353,976
NET ASSETS -- BEGINNING OF PERIOD............................................................  456,131,507   283,777,531
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $617,184,266  $456,131,507
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       15,190        32,570
  Redeemed...................................................................................       (3,784)      (16,066)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       11,406        16,504
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   AXA CONSERVATIVE
                                                                                                       STRATEGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,063,117) $    688,791
  Net realized gain (loss) on investments....................................................    1,554,719     4,795,128
  Change in unrealized appreciation (depreciation) of investments............................   10,842,844    (7,823,887)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   10,334,446    (2,339,968)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   83,154,234    95,226,052
   Transfers between Variable Investment Options including guaranteed interest account, net..   56,079,591    57,282,445
   Transfers for contract benefits and terminations..........................................  (19,521,890)   (8,768,293)
   Contract maintenance charges..............................................................   (4,501,873)   (2,484,384)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  115,210,062   141,255,820
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       16,000            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  125,560,508   138,915,852
NET ASSETS -- BEGINNING OF PERIOD............................................................  305,370,441   166,454,589
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $430,930,949  $305,370,441
                                                                                              ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       16,079        28,043
  Redeemed...................................................................................       (5,724)      (15,025)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       10,355        13,018
                                                                                              ============  ============

                                                                                                   AXA CONSERVATIVE-PLUS
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (11,681,930) $      169,631
  Net realized gain (loss) on investments....................................................     (1,094,303)     (4,867,296)
  Change in unrealized appreciation (depreciation) of investments............................    106,819,312     (32,019,775)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     94,043,079     (36,717,440)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     18,068,478      21,808,851
   Transfers between Variable Investment Options including guaranteed interest account, net..     53,608,168      20,679,821
   Transfers for contract benefits and terminations..........................................   (125,871,113)   (111,163,203)
   Contract maintenance charges..............................................................    (23,678,678)    (22,706,778)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (77,873,145)    (91,381,309)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,002
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     16,169,934    (128,088,747)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,647,623,397   1,775,712,144
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,663,793,331  $1,647,623,397
                                                                                              ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         12,692          65,569
  Redeemed...................................................................................        (19,078)        (73,232)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (6,386)         (7,663)
                                                                                              ==============  ==============

                                                                                                  AXA GROWTH STRATEGY*
                                                                                              ----------------------------
                                                                                                   2012           2011
                                                                                              --------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,732,307) $ (1,134,237)
  Net realized gain (loss) on investments....................................................      6,055,060    14,965,651
  Change in unrealized appreciation (depreciation) of investments............................     76,852,004   (57,312,397)
                                                                                              --------------  ------------

  Net Increase (decrease) in net assets from operations......................................     77,174,757   (43,480,983)
                                                                                              --------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    198,361,820   188,419,136
   Transfers between Variable Investment Options including guaranteed interest account, net..     59,754,709    35,713,252
   Transfers for contract benefits and terminations..........................................    (25,753,409)  (18,855,526)
   Contract maintenance charges..............................................................    (10,715,982)   (7,529,929)
                                                                                              --------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    221,647,138   197,746,933
                                                                                              --------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         39,001            --
                                                                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    298,860,896   154,265,950
NET ASSETS -- BEGINNING OF PERIOD............................................................    726,177,042   571,911,092
                                                                                              --------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $1,025,037,938  $726,177,042
                                                                                              ==============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         21,226        45,673
  Redeemed...................................................................................         (3,956)      (29,995)
                                                                                              --------------  ------------
  Net Increase (Decrease)....................................................................         17,270        15,678
                                                                                              ==============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                           ------------------------------
                                                                                                2012            2011
                                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (50,096,350) $     (912,298)
  Net realized gain (loss) on investments.................................................    (86,897,586)     10,290,581
  Change in unrealized appreciation (depreciation) of investments.........................    611,536,153    (282,428,494)
                                                                                           --------------  --------------

  Net Increase (decrease) in net assets from operations...................................    474,542,217    (273,050,211)
                                                                                           --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................     75,884,979      98,626,591
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................     (5,665,803)    (44,218,143)
   Transfers for contract benefits and terminations.......................................   (483,095,642)   (460,701,810)
   Contract maintenance charges...........................................................    (97,758,813)    (96,642,543)
                                                                                           --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions...................   (510,635,279)   (502,935,905)
                                                                                           --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............             --           9,999
                                                                                           --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.........................................................    (36,093,062)   (775,976,117)
NET ASSETS -- BEGINNING OF PERIOD.........................................................  6,771,103,898   7,547,080,015
                                                                                           --------------  --------------

NET ASSETS -- END OF PERIOD............................................................... $6,735,010,836  $6,771,103,898
                                                                                           ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................            710           2,039
  Redeemed................................................................................           (314)           (627)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................            396           1,412
                                                                                           ==============  ==============
UNIT ACTIVITY CLASS B
  Issued..................................................................................          9,231         160,765
  Redeemed................................................................................        (42,499)       (194,975)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................        (33,268)        (34,210)
                                                                                           ==============  ==============

                                                                                                 AXA MODERATE GROWTH
                                                                                                      STRATEGY*
                                                                                           ------------------------------
                                                                                                2012            2011
                                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (18,971,462) $   (2,051,878)
  Net realized gain (loss) on investments.................................................     11,342,142      34,241,118
  Change in unrealized appreciation (depreciation) of investments.........................    209,834,831    (136,025,864)
                                                                                           --------------  --------------

  Net Increase (decrease) in net assets from operations...................................    202,205,511    (103,836,624)
                                                                                           --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................    455,092,013     876,199,474
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................    180,280,839     258,929,557
   Transfers for contract benefits and terminations.......................................    (76,571,911)    (36,907,165)
   Contract maintenance charges...........................................................    (35,432,764)    (18,675,823)
                                                                                           --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions...................    523,368,177   1,079,546,043
                                                                                           --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............         82,001          31,998
                                                                                           --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.........................................................    725,655,689     975,741,417
NET ASSETS -- BEGINNING OF PERIOD.........................................................  2,245,022,509   1,269,281,092
                                                                                           --------------  --------------

NET ASSETS -- END OF PERIOD............................................................... $2,970,678,198  $2,245,022,509
                                                                                           ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................             --              --
  Redeemed................................................................................             --              --
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................             --              --
                                                                                           ==============  ==============
UNIT ACTIVITY CLASS B
  Issued..................................................................................         52,914         161,630
  Redeemed................................................................................         (9,126)        (66,797)
                                                                                           --------------  --------------
  Net Increase (Decrease).................................................................         43,788          94,833
                                                                                           ==============  ==============

                                                                                                  AXA MODERATE-PLUS
                                                                                                     ALLOCATION*
                                                                                           -------------------------------
                                                                                                2012             2011
                                                                                           --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................ $  (71,320,482) $   (14,232,032)
  Net realized gain (loss) on investments.................................................   (208,239,527)     (58,496,829)
  Change in unrealized appreciation (depreciation) of investments.........................  1,186,796,460     (591,443,510)
                                                                                           --------------  ---------------

  Net Increase (decrease) in net assets from operations...................................    907,236,451     (664,172,371)
                                                                                           --------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners..................................................    111,916,080      140,977,747
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................   (290,387,735)    (232,647,391)
   Transfers for contract benefits and terminations.......................................   (557,821,605)    (561,458,487)
   Contract maintenance charges...........................................................   (150,898,069)    (152,491,867)
                                                                                           --------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions...................   (887,191,329)    (805,619,998)
                                                                                           --------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49............             --            9,998
                                                                                           --------------  ---------------

INCREASE (DECREASE) IN NET ASSETS.........................................................     20,045,122   (1,469,782,371)
NET ASSETS -- BEGINNING OF PERIOD.........................................................  9,523,626,654   10,993,409,025
                                                                                           --------------  ---------------

NET ASSETS -- END OF PERIOD............................................................... $9,543,671,776  $ 9,523,626,654
                                                                                           ==============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued..................................................................................            564            2,029
  Redeemed................................................................................           (654)            (552)
                                                                                           --------------  ---------------
  Net Increase (Decrease).................................................................            (90)           1,477
                                                                                           ==============  ===============
UNIT ACTIVITY CLASS B
  Issued..................................................................................          7,667          235,695
  Redeemed................................................................................        (78,121)        (301,845)
                                                                                           --------------  ---------------
  Net Increase (Decrease).................................................................        (70,454)         (66,150)
                                                                                           ==============  ===============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA TACTICAL
                                                                                                    MANAGER 400*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (699,118) $  (472,288)
  Net realized gain (loss) on investments....................................................   1,019,339    1,144,008
  Change in unrealized appreciation (depreciation) of investments............................   7,109,268   (4,474,436)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,429,489   (3,802,716)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   9,638,510   18,261,240
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,070,943    9,018,504
   Transfers for contract benefits and terminations..........................................    (977,937)    (577,831)
   Contract maintenance charges..............................................................    (713,260)    (331,917)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  11,018,256   26,369,996
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       2,000       10,000
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   18,449,745   22,577,280
NET ASSETS -- BEGINNING OF PERIOD............................................................   45,223,763   22,646,483
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $63,673,508  $45,223,763
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,278        3,179
  Redeemed...................................................................................        (384)      (1,018)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         894        2,161
                                                                                              ===========  ===========

                                                                                                     AXA TACTICAL
                                                                                                     MANAGER 500*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,158,814) $   (669,305)
  Net realized gain (loss) on investments....................................................    3,753,809     1,769,021
  Change in unrealized appreciation (depreciation) of investments............................   12,922,809    (5,874,420)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   15,517,804    (4,774,704)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   22,985,178    41,660,684
   Transfers between Variable Investment Options including guaranteed interest account, net..   12,688,113    19,051,029
   Transfers for contract benefits and terminations..........................................   (2,279,802)   (1,297,339)
   Contract maintenance charges..............................................................   (1,749,770)     (775,254)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   31,643,719    58,639,120
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        4,999         9,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    47,166,522    53,874,415
NET ASSETS -- BEGINNING OF PERIOD............................................................   105,424,675    51,550,260
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $152,591,197  $105,424,675
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,638         8,076
  Redeemed...................................................................................         (895)       (2,811)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,743         5,265
                                                                                              ============  ============

                                                                                                    AXA TACTICAL
                                                                                                    MANAGER 2000*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (698,683) $  (520,869)
  Net realized gain (loss) on investments....................................................   1,351,447    1,122,924
  Change in unrealized appreciation (depreciation) of investments............................   7,059,438   (5,274,245)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,712,202   (4,672,190)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  10,609,788   19,845,935
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,761,774   10,514,712
   Transfers for contract benefits and terminations..........................................  (1,074,815)    (607,144)
   Contract maintenance charges..............................................................    (786,504)    (368,555)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  12,510,243   29,384,948
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       2,998       10,001
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   20,225,443   24,722,759
NET ASSETS -- BEGINNING OF PERIOD............................................................   49,792,220   25,069,461
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $70,017,663  $49,792,220
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,391        3,438
  Redeemed...................................................................................        (371)      (1,035)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,020        2,403
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA TACTICAL MANAGER
                                                                                                    INTERNATIONAL*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (812,733) $    251,817
  Net realized gain (loss) on investments....................................................      187,892       719,422
  Change in unrealized appreciation (depreciation) of investments............................   14,915,004   (13,913,157)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   14,290,163   (12,941,918)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,036,205    31,441,196
   Transfers between Variable Investment Options including guaranteed interest account, net..    5,105,696    19,704,729
   Transfers for contract benefits and terminations..........................................   (1,634,129)   (1,085,791)
   Contract maintenance charges..............................................................   (1,304,524)     (655,201)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   18,203,248    49,404,933
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        5,002        34,169
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,498,413    36,497,184
NET ASSETS -- BEGINNING OF PERIOD............................................................   79,241,374    42,744,190
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $111,739,787  $ 79,241,374
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,162         7,514
  Redeemed...................................................................................       (1,052)       (2,373)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,110         5,141
                                                                                              ============  ============
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                              AXA ULTRA CONSERVATIVE
                                                                                                 STRATEGY*(F)
                                                                                              ---------------------
                                                                                                2012        2011
                                                                                               --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (116)   $    428
  Net realized gain (loss) on investments....................................................    6,627        (101)
  Change in unrealized appreciation (depreciation) of investments............................     (795)        410
                                                                                               --------   --------

  Net Increase (decrease) in net assets from operations......................................    5,716         737
                                                                                               --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................       --          34
   Transfers between Variable Investment Options including guaranteed interest account, net..  223,713          --
   Transfers for contract benefits and terminations..........................................  (26,764)         --
   Contract maintenance charges..............................................................   (8,098)         --
                                                                                               --------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  188,851          34
                                                                                               --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       --     100,000
                                                                                               --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  194,567     100,771
NET ASSETS -- BEGINNING OF PERIOD............................................................  100,771          --
                                                                                               --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $295,338    $100,771
                                                                                               ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       93           2
  Redeemed...................................................................................      (74)         (2)
                                                                                               --------   --------
  Net Increase (Decrease)....................................................................       19          --
                                                                                               ========   ========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................       --          --
  Redeemed...................................................................................       --          --
                                                                                               --------   --------
  Net Increase (Decrease)....................................................................       --          --
                                                                                               ========   ========

                                                                                                  BLACKROCK GLOBAL
                                                                                                ALLOCATION V.I. FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    19,107  $   440,691
  Net realized gain (loss) on investments....................................................     482,998      967,784
  Change in unrealized appreciation (depreciation) of investments............................   2,197,597   (2,940,562)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,699,702   (1,532,087)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,544,152   11,500,152
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,113,185      704,480
   Transfers for contract benefits and terminations..........................................  (2,119,215)    (647,292)
   Contract maintenance charges..............................................................      (7,172)      (4,376)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,530,950   11,552,964
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          16           (4)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,230,668   10,020,873
NET ASSETS -- BEGINNING OF PERIOD............................................................  30,084,322   20,063,449
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $37,314,990  $30,084,322
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................         977        2,048
  Redeemed...................................................................................        (559)        (988)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         418        1,060
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                BLACKROCK LARGE CAP
                                                                                                 GROWTH V.I. FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (12,976) $  (17,410)
  Net realized gain (loss) on investments....................................................    620,828     185,315
  Change in unrealized appreciation (depreciation) of investments............................     78,892    (303,852)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    686,744    (135,947)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    930,442   2,608,022
   Transfers between Variable Investment Options including guaranteed interest account, net..    146,295     806,438
   Transfers for contract benefits and terminations..........................................   (282,836)    (81,958)
   Contract maintenance charges..............................................................     (1,328)       (392)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    792,573   3,332,110
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         37          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,479,354   3,196,163
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,041,764   1,845,601
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,521,118  $5,041,764
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................        172         481
  Redeemed...................................................................................       (111)       (210)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         61         271
                                                                                              ==========  ==========

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                    DYNAMIC WEALTH
                                                                                               STRATEGIES PORTFOLIO*(B)
                                                                                              -------------------------
                                                                                                  2012          2011
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,899,165) $   (87,485)
  Net realized gain (loss) on investments....................................................    2,656,800        2,706
  Change in unrealized appreciation (depreciation) of investments............................   10,288,959      315,296
                                                                                              ------------  -----------

  Net Increase (decrease) in net assets from operations......................................   11,046,594      230,517
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  186,546,106   44,391,074
   Transfers between Variable Investment Options including guaranteed interest account, net..   90,063,860   11,502,988
   Transfers for contract benefits and terminations..........................................   (3,636,259)     (28,188)
   Contract maintenance charges..............................................................   (1,282,773)      (2,518)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  271,690,934   55,863,356
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............   (1,042,003)  10,000,000
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  281,695,525   66,093,873
NET ASSETS -- BEGINNING OF PERIOD............................................................   66,093,873           --
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $347,789,398  $66,093,873
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       29,210        5,981
  Redeemed...................................................................................       (1,598)         (35)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................       27,612        5,946
                                                                                              ============  ===========
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                   SMALL CAP GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,857,373) $ (6,799,447)
  Net realized gain (loss) on investments....................................................   40,405,718    26,784,309
  Change in unrealized appreciation (depreciation) of investments............................   24,365,110   (31,803,951)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   58,913,455   (11,819,089)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   11,313,332    11,563,514
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,667,242)    9,512,745
   Transfers for contract benefits and terminations..........................................  (28,893,050)  (31,701,606)
   Contract maintenance charges..............................................................   (6,224,588)   (5,886,946)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (25,471,548)  (16,512,293)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       80,002        20,409
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   33,521,909   (28,310,973)
NET ASSETS -- BEGINNING OF PERIOD............................................................  436,103,998   464,414,971
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $469,625,907  $436,103,998
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          214           266
  Redeemed...................................................................................          (65)         (176)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          149            90
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,125        16,215
  Redeemed...................................................................................       (4,622)      (17,288)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,497)       (1,073)
                                                                                              ============  ============
UNIT ACTIVITY CLASS III
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/AXA FRANKLIN SMALL CAP
                                                                                                      VALUE CORE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,045,189) $ (1,791,109)
  Net realized gain (loss) on investments....................................................    7,866,906     7,683,824
  Change in unrealized appreciation (depreciation) of investments............................   11,312,282   (21,073,127)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   18,133,999   (15,180,412)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,074,686     7,018,166
   Transfers between Variable Investment Options including guaranteed interest account, net..   (4,589,951)    7,678,227
   Transfers for contract benefits and terminations..........................................   (6,246,506)   (6,850,645)
   Contract maintenance charges..............................................................   (2,113,196)   (2,020,057)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (7,874,967)    5,825,691
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        1,401        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   10,260,433    (9,344,720)
NET ASSETS -- BEGINNING OF PERIOD............................................................  125,396,849   134,741,569
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $135,657,282  $125,396,849
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           51           192
  Redeemed...................................................................................          (58)         (131)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (7)           61
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,883         8,970
  Redeemed...................................................................................       (3,725)       (8,439)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (842)          531
                                                                                              ============  ============

                                                                                               EQ/BLACKROCK BASIC VALUE
                                                                                                        EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    655,251  $ (1,692,781)
  Net realized gain (loss) on investments....................................................   (5,536,706)  (10,326,397)
  Change in unrealized appreciation (depreciation) of investments............................  105,526,867   (29,669,224)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  100,645,412   (41,688,402)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   15,313,160    36,075,898
   Transfers between Variable Investment Options including guaranteed interest account, net..   (3,659,886)   59,763,482
   Transfers for contract benefits and terminations..........................................  (54,196,077)  (51,303,512)
   Contract maintenance charges..............................................................  (12,271,428)  (11,132,799)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,814,231)   33,403,069
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       58,999        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,890,180    (8,275,332)
NET ASSETS -- BEGINNING OF PERIOD............................................................  852,277,605   860,552,937
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $898,167,785  $852,277,605
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          680         1,565
  Redeemed...................................................................................         (303)         (293)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          377         1,272
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,219        33,238
  Redeemed...................................................................................       (6,664)      (31,667)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,445)        1,571
                                                                                              ============  ============

                                                                                               EQ/BOSTON ADVISORS EQUITY
                                                                                                        INCOME*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,669,243  $    932,940
  Net realized gain (loss) on investments....................................................    7,784,640    (3,120,323)
  Change in unrealized appreciation (depreciation) of investments............................   27,044,241    (1,073,746)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   36,498,124    (3,261,129)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,049,412     7,389,298
   Transfers between Variable Investment Options including guaranteed interest account, net..   50,958,506    10,537,773
   Transfers for contract benefits and terminations..........................................  (13,569,862)  (11,599,847)
   Contract maintenance charges..............................................................   (3,696,803)   (2,975,286)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   39,741,253     3,351,938
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   76,239,377       100,808
NET ASSETS -- BEGINNING OF PERIOD............................................................  215,530,484   215,429,676
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $291,769,861  $215,530,484
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          284           209
  Redeemed...................................................................................          (66)          (65)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          218           144
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       14,209        32,266
  Redeemed...................................................................................       (7,256)      (30,975)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        6,953         1,291
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/CALVERT SOCIALLY
                                                                                                    RESPONSIBLE*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (224,701) $  (504,530)
  Net realized gain (loss) on investments....................................................     150,774   (1,773,547)
  Change in unrealized appreciation (depreciation) of investments............................   6,468,968    1,597,626
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,395,041     (680,451)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     966,622      589,147
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,614,628   (1,016,516)
   Transfers for contract benefits and terminations..........................................  (3,406,733)  (2,835,178)
   Contract maintenance charges..............................................................    (679,563)    (621,741)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,505,046)  (3,884,288)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       6,501           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,896,496   (4,564,739)

NET ASSETS -- BEGINNING OF PERIOD............................................................  42,343,096   46,907,835
                                                                                              -----------  -----------
NET ASSETS -- END OF PERIOD.................................................................. $47,239,592  $42,343,096
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         682        2,035
  Redeemed...................................................................................        (821)      (2,455)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................        (139)        (420)
                                                                                              ===========  ===========

                                                                                                  EQ/CAPITAL GUARDIAN
                                                                                                       RESEARCH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,002,881) $ (6,486,508)
  Net realized gain (loss) on investments....................................................   12,770,317     6,185,721
  Change in unrealized appreciation (depreciation) of investments............................  119,811,689    22,319,299
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  127,579,125    22,018,512
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   10,982,841     9,206,535
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,428,244)  (21,779,441)
   Transfers for contract benefits and terminations..........................................  (68,565,832)  (67,411,532)
   Contract maintenance charges..............................................................  (11,086,788)  (10,363,376)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (82,098,023)  (90,347,814)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,481,102   (68,329,302)

NET ASSETS -- BEGINNING OF PERIOD............................................................  836,961,239   905,290,541
                                                                                              ------------  ------------
NET ASSETS -- END OF PERIOD.................................................................. $882,442,341  $836,961,239
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           96            83
  Redeemed...................................................................................          (40)          (43)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           56            40
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,441        12,796
  Redeemed...................................................................................       (8,731)      (20,466)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (6,290)       (7,670)
                                                                                              ============  ============

                                                                                                       EQ/COMMON
                                                                                                     STOCK INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    781,397  $ (1,532,209)
  Net realized gain (loss) on investments....................................................    3,385,321    (4,649,482)
  Change in unrealized appreciation (depreciation) of investments............................   93,781,377       330,310
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   97,948,095    (5,851,381)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,014,542    12,712,181
   Transfers between Variable Investment Options including guaranteed interest account, net..  (14,287,970)  (27,396,652)
   Transfers for contract benefits and terminations..........................................  (51,646,641)  (55,053,208)
   Contract maintenance charges..............................................................   (9,971,324)   (9,569,822)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (67,891,393)  (79,307,501)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       55,793        36,205
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   30,112,495   (85,122,677)

NET ASSETS -- BEGINNING OF PERIOD............................................................  719,774,887   804,897,564
                                                                                              ------------  ------------
NET ASSETS -- END OF PERIOD.................................................................. $749,887,382  $719,774,887
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           87           135
  Redeemed...................................................................................          (29)          (62)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           58            73
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,215        21,603
  Redeemed...................................................................................       (3,758)      (25,036)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,543)       (3,433)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          EQ/CORE
                                                                                                        BOND INDEX*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       71,695  $    4,976,389
  Net realized gain (loss) on investments....................................................     (4,237,062)    (16,567,702)
  Change in unrealized appreciation (depreciation) of investments............................     24,086,418      48,809,618
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     19,921,051      37,218,305
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     62,999,108     111,986,676
   Transfers between Variable Investment Options including guaranteed interest account, net..     95,688,422      (5,465,627)
   Transfers for contract benefits and terminations..........................................    (77,991,180)    (76,852,744)
   Contract maintenance charges..............................................................    (15,961,695)    (13,365,088)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................     64,734,655      16,303,217
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,998
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     84,655,706      53,531,520
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,156,594,471   1,103,062,951
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,241,250,177  $1,156,594,471
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         18,254          57,102
  Redeemed...................................................................................        (11,850)        (54,378)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................          6,404           2,724
                                                                                              ==============  ==============

                                                                                                       EQ/DAVIS
                                                                                                   NEW YORK VENTURE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,149,567) $ (4,081,019)
  Net realized gain (loss) on investments....................................................          512    (6,002,278)
  Change in unrealized appreciation (depreciation) of investments............................   33,365,285   (11,388,354)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   31,216,230   (21,471,651)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,096,805     9,928,339
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,400,256)  (14,917,999)
   Transfers for contract benefits and terminations..........................................  (17,284,730)  (15,860,219)
   Contract maintenance charges..............................................................   (5,054,425)   (5,059,064)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,642,606)  (25,908,943)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    1,573,624   (47,370,594)
NET ASSETS -- BEGINNING OF PERIOD............................................................  313,994,996   361,365,590
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $315,568,620  $313,994,996
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          153           526
  Redeemed...................................................................................          (98)         (146)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           55           380
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,486        12,475
  Redeemed...................................................................................       (4,647)      (15,763)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,161)       (3,288)
                                                                                              ============  ============

                                                                                                         EQ/EQUITY
                                                                                                        500 INDEX*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,965,274  $      (65,577)
  Net realized gain (loss) on investments....................................................     15,710,630      (2,091,154)
  Change in unrealized appreciation (depreciation) of investments............................    139,108,887       4,577,530
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    157,784,791       2,420,799
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     22,326,472      23,766,804
   Transfers between Variable Investment Options including guaranteed interest account, net..     48,663,182     (17,668,791)
   Transfers for contract benefits and terminations..........................................    (84,794,515)    (82,770,891)
   Contract maintenance charges..............................................................    (16,001,464)    (14,505,284)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    (29,806,325)    (91,178,162)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        137,199          28,803
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    128,115,665     (88,728,560)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,167,068,256   1,255,796,816
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,295,183,921  $1,167,068,256
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            418           1,059
  Redeemed...................................................................................           (165)           (404)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................            253             655
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         10,068          31,679
  Redeemed...................................................................................        (10,751)        (37,023)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (683)         (5,344)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         EQ/EQUITY
                                                                                                       GROWTH PLUS*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (9,389,148) $  (14,310,456)
  Net realized gain (loss) on investments....................................................        849,625        (463,731)
  Change in unrealized appreciation (depreciation) of investments............................    136,740,424     (70,046,530)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    128,200,901     (84,820,717)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     16,048,274      14,626,874
   Transfers between Variable Investment Options including guaranteed interest account, net..    (60,408,421)    (92,255,483)
   Transfers for contract benefits and terminations..........................................    (68,116,916)    (70,276,687)
   Contract maintenance charges..............................................................    (15,846,986)    (16,380,962)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (128,324,049)   (164,286,258)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,999
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................       (123,148)   (249,096,976)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,039,062,096   1,288,159,072
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,038,938,948  $1,039,062,096
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................            984          36,790
  Redeemed...................................................................................        (10,119)        (48,662)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         (9,135)        (11,872)
                                                                                              ==============  ==============

                                                                                                   EQ/FRANKLIN CORE
                                                                                                       BALANCED*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 10,309,624  $ 10,074,172
  Net realized gain (loss) on investments....................................................   (7,543,805)  (15,041,372)
  Change in unrealized appreciation (depreciation) of investments............................   49,602,945    (2,954,998)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   52,368,764    (7,922,198)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,187,668     6,599,941
   Transfers between Variable Investment Options including guaranteed interest account, net..   93,076,685    22,045,570
   Transfers for contract benefits and terminations..........................................  (40,122,696)  (33,668,075)
   Contract maintenance charges..............................................................   (9,798,141)   (8,190,732)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   52,343,516   (13,213,296)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  104,712,280   (21,125,496)
NET ASSETS -- BEGINNING OF PERIOD............................................................  524,997,635   546,123,131
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $629,709,915  $524,997,635
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           64            58
  Redeemed...................................................................................          (24)          (27)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           40            31
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       12,098        24,104
  Redeemed...................................................................................       (7,056)      (25,513)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        5,042        (1,409)
                                                                                              ============  ============

                                                                                                   EQ/FRANKLIN TEMPLETON
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,864,209  $    3,536,178
  Net realized gain (loss) on investments....................................................    (25,776,014)    (36,044,051)
  Change in unrealized appreciation (depreciation) of investments............................    175,573,874     (44,944,292)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................    152,662,069     (77,452,165)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     16,803,047      23,407,427
   Transfers between Variable Investment Options including guaranteed interest account, net..    (21,994,755)    (18,077,940)
   Transfers for contract benefits and terminations..........................................    (77,690,950)    (71,339,688)
   Contract maintenance charges..............................................................    (19,567,449)    (19,381,347)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (102,450,107)    (85,391,548)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          6,998              --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     50,218,960    (162,843,713)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,215,456,557   1,378,300,270
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,265,675,517  $1,215,456,557
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             27              76
  Redeemed...................................................................................            (15)            (27)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             12              49
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          4,416          42,013
  Redeemed...................................................................................        (16,887)        (52,781)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (12,471)        (10,768)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/GAMCO MERGERS
                                                                                                   AND ACQUISITIONS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,095,087) $ (2,636,762)
  Net realized gain (loss) on investments....................................................    7,732,673    10,006,864
  Change in unrealized appreciation (depreciation) of investments............................    2,669,829    (8,149,018)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................    7,307,415      (778,916)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,852,665     4,189,091
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,118,963)   33,663,357
   Transfers for contract benefits and terminations..........................................  (11,289,730)   (9,729,307)
   Contract maintenance charges..............................................................   (3,211,235)   (2,913,749)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (12,767,263)   25,209,392
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (5,459,848)   24,440,476
NET ASSETS -- BEGINNING OF PERIOD............................................................  205,926,608   181,486,132
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $200,466,760  $205,926,608
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          145           286
  Redeemed...................................................................................          (65)          (89)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           80           197
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,202        12,720
  Redeemed...................................................................................       (3,295)      (10,902)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,093)        1,818
                                                                                              ============  ============

                                                                                                    EQ/GAMCO SMALL
                                                                                                    COMPANY VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,050,196) $(12,041,569)
  Net realized gain (loss) on investments....................................................   59,825,085    50,995,699
  Change in unrealized appreciation (depreciation) of investments............................   70,335,121   (83,945,249)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................  128,110,010   (44,991,119)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   18,572,190    30,656,830
   Transfers between Variable Investment Options including guaranteed interest account, net..    1,675,694    11,114,182
   Transfers for contract benefits and terminations..........................................  (44,513,247)  (41,775,549)
   Contract maintenance charges..............................................................  (12,534,582)  (11,976,411)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (36,799,945)  (11,980,948)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   91,310,065   (56,962,065)
NET ASSETS -- BEGINNING OF PERIOD............................................................  815,339,995   872,302,060
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $906,650,060  $815,339,995
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          827         2,020
  Redeemed...................................................................................         (227)         (402)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          600         1,618
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,859        15,118
  Redeemed...................................................................................       (3,059)      (16,128)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,200)       (1,010)
                                                                                              ============  ============

                                                                                                       EQ/GLOBAL
                                                                                                      BOND PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (440,087) $  9,391,657
  Net realized gain (loss) on investments....................................................   16,493,769    (4,065,919)
  Change in unrealized appreciation (depreciation) of investments............................   (5,019,956)    8,494,958
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   11,033,726    13,820,696
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,376,947     7,805,717
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,944,336    53,793,222
   Transfers for contract benefits and terminations..........................................  (33,376,476)  (31,197,036)
   Contract maintenance charges..............................................................   (7,328,630)   (6,787,907)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (24,383,823)   23,613,996
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       27,457        86,862
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (13,322,640)   37,521,554
NET ASSETS -- BEGINNING OF PERIOD............................................................  512,000,981   474,479,427
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $498,678,341  $512,000,981
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          174           570
  Redeemed...................................................................................         (104)         (360)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           70           210
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,649        27,814
  Redeemed...................................................................................       (6,689)      (26,028)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,040)        1,786
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL MULTI-SECTOR
                                                                                                         EQUITY*
                                                                                              ----------------------------
                                                                                                  2012           2011
                                                                                              ------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (700,951) $    2,313,839
  Net realized gain (loss) on investments....................................................  (39,853,108)    (62,532,210)
  Change in unrealized appreciation (depreciation) of investments............................  166,302,184     (78,779,171)
                                                                                              ------------  --------------

  Net Increase (decrease) in net assets from operations......................................  125,748,125    (138,997,542)
                                                                                              ------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,634,892      13,583,381
   Transfers between Variable Investment Options including guaranteed interest account, net..  (38,155,878)    (80,264,970)
   Transfers for contract benefits and terminations..........................................  (50,069,323)    (56,943,878)
   Contract maintenance charges..............................................................  (13,530,850)    (14,496,142)
                                                                                              ------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (88,121,159)   (138,121,609)
                                                                                              ------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       72,999          25,002
                                                                                              ------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   37,699,965    (277,094,149)
NET ASSETS -- BEGINNING OF PERIOD............................................................  859,312,651   1,136,406,800
                                                                                              ------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $897,012,616  $  859,312,651
                                                                                              ============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           95             189
  Redeemed...................................................................................          (55)            (59)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................           40             130
                                                                                              ============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,442          25,512
  Redeemed...................................................................................       (5,886)        (32,404)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................       (4,444)         (6,892)
                                                                                              ============  ==============

                                                                                                    EQ/INTERMEDIATE
                                                                                                   GOVERNMENT BOND*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,488,039) $ (4,130,960)
  Net realized gain (loss) on investments....................................................    6,706,802     4,490,968
  Change in unrealized appreciation (depreciation) of investments............................   (3,323,266)   14,122,971
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   (2,104,503)   14,482,979
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   29,451,028    45,773,295
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,448,803    29,777,337
   Transfers for contract benefits and terminations..........................................  (31,020,537)  (29,568,007)
   Contract maintenance charges..............................................................   (5,835,298)   (4,679,431)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (4,956,004)   41,303,194
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (7,060,507)   55,796,173
NET ASSETS -- BEGINNING OF PERIOD............................................................  447,461,389   391,665,216
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $440,400,882  $447,461,389
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,999        30,027
  Redeemed...................................................................................       (8,479)      (25,461)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          520         4,566
                                                                                              ============  ============

                                                                                                    EQ/INTERNATIONAL
                                                                                                       CORE PLUS*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (210,525) $   8,945,111
  Net realized gain (loss) on investments....................................................  (48,916,372)   (30,871,558)
  Change in unrealized appreciation (depreciation) of investments............................  133,757,479   (114,393,240)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   84,630,582   (136,319,687)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,265,949     12,881,872
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,568,354)    (1,101,636)
   Transfers for contract benefits and terminations..........................................  (38,714,262)   (43,918,690)
   Contract maintenance charges..............................................................   (8,791,509)    (9,587,667)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (61,808,176)   (41,726,121)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       47,038         17,961
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,869,444   (178,027,847)
NET ASSETS -- BEGINNING OF PERIOD............................................................  608,820,793    786,848,640
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $631,690,237  $ 608,820,793
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           61            223
  Redeemed...................................................................................          (78)          (145)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................          (17)            78
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,873         19,256
  Redeemed...................................................................................       (6,928)       (22,482)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (5,055)        (3,226)
                                                                                              ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/INTERNATIONAL
                                                                                                     EQUITY INDEX*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  8,161,268  $   7,993,671
  Net realized gain (loss) on investments....................................................  (54,023,961)   (64,998,237)
  Change in unrealized appreciation (depreciation) of investments............................  118,794,424    (25,254,165)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   72,931,731    (82,258,731)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,247,420     10,146,413
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,390,105)   (24,651,154)
   Transfers for contract benefits and terminations..........................................  (31,285,076)   (35,162,957)
   Contract maintenance charges..............................................................   (8,111,901)    (8,795,508)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (40,539,662)   (58,463,206)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       67,999         10,002
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,460,068   (140,711,935)
NET ASSETS -- BEGINNING OF PERIOD............................................................  523,944,373    664,656,308
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $556,404,441  $ 523,944,373
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           85            128
  Redeemed...................................................................................          (25)           (46)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           60             82
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,235         25,807
  Redeemed...................................................................................       (5,812)       (30,577)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (3,577)        (4,770)
                                                                                              ============  =============

                                                                                                 EQ/INTERNATIONAL
                                                                                                       ETF*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  100,303  $   75,568
  Net realized gain (loss) on investments....................................................    173,534     145,066
  Change in unrealized appreciation (depreciation) of investments............................    499,933    (868,083)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    773,770    (647,449)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    446,188     946,520
   Transfers between Variable Investment Options including guaranteed interest account, net..    146,476     429,559
   Transfers for contract benefits and terminations..........................................   (133,973)    (43,523)
   Contract maintenance charges..............................................................       (503)       (288)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    458,188   1,332,268
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --      10,001
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,231,958     694,820
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,161,100   3,466,280
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,393,058  $4,161,100
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        107         226
  Redeemed...................................................................................        (56)       (100)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         51         126
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                    EQ/INTERNATIONAL
                                                                                                      VALUE PLUS*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,816,415  $   3,055,103
  Net realized gain (loss) on investments....................................................  (37,692,499)   (42,789,971)
  Change in unrealized appreciation (depreciation) of investments............................  119,300,800    (78,839,087)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   83,424,716   (118,573,955)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,226,101     11,109,488
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,733,413)   (30,008,576)
   Transfers for contract benefits and terminations..........................................  (34,568,668)   (40,740,419)
   Contract maintenance charges..............................................................   (7,712,045)    (8,507,720)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,788,025)   (68,147,227)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       44,700         17,727
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   28,681,391   (186,703,455)
NET ASSETS -- BEGINNING OF PERIOD............................................................  553,939,909    740,643,364
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $582,621,300  $ 553,939,909
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           78            207
  Redeemed...................................................................................          (61)          (144)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           17             63
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,151         19,960
  Redeemed...................................................................................       (4,906)       (24,276)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (3,755)        (4,316)
                                                                                              ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/JPMORGAN VALUE
                                                                                                    OPPORTUNITIES*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,252,803) $ (1,090,151)
  Net realized gain (loss) on investments....................................................   (3,765,720)   (7,541,764)
  Change in unrealized appreciation (depreciation) of investments............................   38,293,714    (9,451,943)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   33,275,191   (18,083,858)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,915,539     6,270,814
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,043,932)   (3,578,944)
   Transfers for contract benefits and terminations..........................................  (21,319,325)  (21,464,787)
   Contract maintenance charges..............................................................   (2,653,614)   (2,630,337)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,101,332)  (21,403,254)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    4,173,859   (39,477,111)
NET ASSETS -- BEGINNING OF PERIOD............................................................  241,819,441   281,296,552
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $245,993,300  $241,819,441
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          139           275
  Redeemed...................................................................................         (113)         (172)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           26           103
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,477         6,058
  Redeemed...................................................................................       (3,696)       (7,853)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,219)       (1,795)
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                      CORE PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (493,573) $   (649,541)
  Net realized gain (loss) on investments....................................................    7,409,421     1,025,758
  Change in unrealized appreciation (depreciation) of investments............................   10,410,789    (8,429,082)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   17,326,637    (8,052,865)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,485,564     2,547,113
   Transfers between Variable Investment Options including guaranteed interest account, net..   (2,441,588)   (3,403,052)
   Transfers for contract benefits and terminations..........................................  (12,259,458)  (14,023,825)
   Contract maintenance charges..............................................................   (1,548,640)   (1,539,500)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,764,122)  (16,419,264)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       14,400        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,576,915   (24,462,129)
NET ASSETS -- BEGINNING OF PERIOD............................................................  134,407,670   158,869,799
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $137,984,585  $134,407,670
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          708         2,871
  Redeemed...................................................................................       (2,066)       (4,565)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,358)       (1,694)
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                     GROWTH INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (999,306) $ (1,998,695)
  Net realized gain (loss) on investments....................................................   15,320,999    13,613,801
  Change in unrealized appreciation (depreciation) of investments............................   27,738,657    (8,197,628)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   42,060,350     3,417,478
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,458,780     6,895,512
   Transfers between Variable Investment Options including guaranteed interest account, net..   14,392,579    10,892,275
   Transfers for contract benefits and terminations..........................................  (27,224,200)  (25,590,200)
   Contract maintenance charges..............................................................   (4,444,425)   (3,848,166)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,817,266)  (11,650,579)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       42,001        10,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   28,285,085    (8,223,099)
NET ASSETS -- BEGINNING OF PERIOD............................................................  326,202,188   334,425,287
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $354,487,273  $326,202,188
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          145           258
  Redeemed...................................................................................          (57)          (93)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           88           165
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,857        14,404
  Redeemed...................................................................................       (6,641)      (16,284)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,784)       (1,880)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     EQ/LARGE CAP
                                                                                                    GROWTH PLUS*(D)
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,919,585) $ (4,196,298)
  Net realized gain (loss) on investments....................................................    6,145,178     4,638,185
  Change in unrealized appreciation (depreciation) of investments............................   59,414,459   (29,171,977)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   60,640,052   (28,730,090)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,729,356     7,754,849
   Transfers between Variable Investment Options including guaranteed interest account, net..  (21,051,613)  301,140,982
   Transfers for contract benefits and terminations..........................................  (34,054,767)  (29,312,087)
   Contract maintenance charges..............................................................   (7,007,925)   (5,327,835)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (53,384,949)  274,255,909
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     7,255,103   245,535,819
NET ASSETS -- BEGINNING OF PERIOD............................................................   507,585,270   262,049,451
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $514,840,373  $507,585,270
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           28           193
  Redeemed...................................................................................          (51)         (102)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (23)           91
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,562        32,813
  Redeemed...................................................................................       (5,053)      (13,596)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,491)       19,217
                                                                                              ============  ============

                                                                                                     EQ/LARGE CAP
                                                                                                    VALUE INDEX*(E)
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,114,536  $    603,316
  Net realized gain (loss) on investments....................................................   (4,050,901)  (22,677,009)
  Change in unrealized appreciation (depreciation) of investments............................   40,219,884    23,174,305
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   37,283,519     1,100,612
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,458,281     4,604,817
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,009,872)  144,598,466
   Transfers for contract benefits and terminations..........................................  (14,261,501)  (11,769,742)
   Contract maintenance charges..............................................................   (4,273,784)   (3,224,606)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (28,086,876)  134,208,935
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       12,199         9,997
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     9,208,842   135,319,544
NET ASSETS -- BEGINNING OF PERIOD............................................................   256,255,173   120,935,629
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $265,464,015  $256,255,173
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           88           157
  Redeemed...................................................................................          (48)          (84)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           40            73
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,569        47,469
  Redeemed...................................................................................      (10,010)      (23,761)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (4,441)       23,708
                                                                                              ============  ============

                                                                                                       EQ/LARGE CAP
                                                                                                       VALUE PLUS*
                                                                                              -----------------------------
                                                                                                   2012           2011
                                                                                              -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     892,699  $   (3,722,698)
  Net realized gain (loss) on investments....................................................   (60,583,522)    (65,119,242)
  Change in unrealized appreciation (depreciation) of investments............................   192,236,533       1,633,641
                                                                                              -------------  --------------

  Net Increase (decrease) in net assets from operations......................................   132,545,710     (67,208,299)
                                                                                              -------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    12,233,136      12,228,570
   Transfers between Variable Investment Options including guaranteed interest account, net..   (46,415,466)    (49,004,609)
   Transfers for contract benefits and terminations..........................................   (72,456,443)    (77,866,151)
   Contract maintenance charges..............................................................   (13,499,768)    (13,839,555)
                                                                                              -------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (120,138,541)   (128,481,745)
                                                                                              -------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            --           9,999
                                                                                              -------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     12,407,169   (195,680,045)
NET ASSETS -- BEGINNING OF PERIOD............................................................    973,194,602   1,168,874,647
                                                                                              -------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $ 985,601,771  $  973,194,602
                                                                                              =============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            23              92
  Redeemed...................................................................................           (13)            (77)
                                                                                              -------------  --------------
  Net Increase (Decrease)....................................................................            10              15
                                                                                              =============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           844          39,282
  Redeemed...................................................................................       (11,153)        (50,515)
                                                                                              -------------  --------------
  Net Increase (Decrease)....................................................................       (10,309)        (11,233)
                                                                                              =============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/LORD ABBETT
                                                                                                    LARGE CAP CORE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (687,093) $ (1,555,827)
  Net realized gain (loss) on investments....................................................   12,479,932    12,278,772
  Change in unrealized appreciation (depreciation) of investments............................   11,371,111   (31,951,329)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   23,163,950   (21,228,384)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,555,623     6,393,877
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,189,498)   12,373,566
   Transfers for contract benefits and terminations..........................................   (9,235,528)  (10,231,541)
   Contract maintenance charges..............................................................   (2,801,220)   (2,836,483)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (27,670,623)    5,699,419
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (4,506,673)  (15,528,965)
NET ASSETS -- BEGINNING OF PERIOD............................................................   176,415,878   191,944,843
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $171,909,205  $176,415,878
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,592        12,159
  Redeemed...................................................................................       (3,909)      (11,849)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,317)          310
                                                                                              ============  ============

                                                                                                 EQ/MFS INTERNATIONAL
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,874,499) $ (3,156,841)
  Net realized gain (loss) on investments....................................................    7,389,243    14,735,157
  Change in unrealized appreciation (depreciation) of investments............................   54,398,144   (57,122,173)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   59,912,888   (45,543,857)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,024,658    10,962,807
   Transfers between Variable Investment Options including guaranteed interest account, net..   28,952,179    11,540,240
   Transfers for contract benefits and terminations..........................................  (19,503,731)  (17,926,168)
   Contract maintenance charges..............................................................   (5,774,159)   (5,444,863)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   11,698,947      (867,984)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      100,001        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    71,711,836  (46,401,841)
NET ASSETS -- BEGINNING OF PERIOD............................................................   332,097,427   378,499,268
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $403,809,263  $332,097,427
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          175           362
  Redeemed...................................................................................          (55)         (154)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          120           208
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,553        18,469
  Redeemed...................................................................................       (4,619)      (18,267)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          934           202
                                                                                              ============  ============

                                                                                                        EQ/MID
                                                                                                      CAP INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,267,621) $ (5,935,610)
  Net realized gain (loss) on investments....................................................  (11,497,509)  (26,940,767)
  Change in unrealized appreciation (depreciation) of investments............................  111,046,946     8,939,264
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   96,281,816   (23,937,113)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,787,193    11,576,104
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,035,850   (32,034,388)
   Transfers for contract benefits and terminations..........................................  (43,374,973)  (44,019,394)
   Contract maintenance charges..............................................................   (9,638,594)   (9,379,343)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,190,524)  (73,857,021)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      189,997        37,783
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    67,281,289  (97,756,351)
NET ASSETS -- BEGINNING OF PERIOD............................................................   636,800,580   734,556,931
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $704,081,869  $636,800,580
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          116           302
  Redeemed...................................................................................          (51)         (185)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           65           117
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,486        26,078
  Redeemed...................................................................................       (6,902)      (32,152)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,416)       (6,074)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       EQ/MID CAP
                                                                                                       VALUE PLUS*
                                                                                              ----------------------------
                                                                                                  2012           2011
                                                                                              ------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,561,107) $   (6,510,644)
  Net realized gain (loss) on investments....................................................  (37,026,035)    (57,064,876)
  Change in unrealized appreciation (depreciation) of investments............................  185,818,951     (45,450,648)
                                                                                              ------------  --------------

  Net Increase (decrease) in net assets from operations......................................  146,231,809    (109,026,168)
                                                                                              ------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   11,985,240      11,279,012
   Transfers between Variable Investment Options including guaranteed interest account, net..  (37,489,354)    (59,373,885)
   Transfers for contract benefits and terminations..........................................  (59,798,143)    (64,888,459)
   Contract maintenance charges..............................................................  (13,806,341)    (14,303,820)
                                                                                              ------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................  (99,108,598)   (127,287,152)
                                                                                              ------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --           9,997
                                                                                              ------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    47,123,211   (236,303,323)
NET ASSETS -- BEGINNING OF PERIOD............................................................   900,720,463   1,137,023,786
                                                                                              ------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $947,843,674  $  900,720,463
                                                                                              ============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           37              66
  Redeemed...................................................................................          (35)            (36)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................            2              30
                                                                                              ============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,126          30,477
  Redeemed...................................................................................       (7,779)        (38,944)
                                                                                              ------------  --------------
  Net Increase (Decrease)....................................................................       (6,653)         (8,467)
                                                                                              ============  ==============

                                                                                                         EQ/MONEY
                                                                                                          MARKET*
                                                                                              ------------------------------
                                                                                                    2012            2011
                                                                                              ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (8,301,029) $  (9,640,902)
  Net realized gain (loss) on investments....................................................         (40,633)        (5,664)
  Change in unrealized appreciation (depreciation) of investments............................          45,696        (82,757)
                                                                                              ---------------  -------------

  Net Increase (decrease) in net assets from operations......................................      (8,295,966)    (9,729,323)
                                                                                              ---------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,491,824,854    600,679,674
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,307,949,693)  (347,945,831)
   Transfers for contract benefits and terminations..........................................    (207,675,066)  (207,112,460)
   Contract maintenance charges..............................................................      (6,323,781)    (7,404,516)
                                                                                              ---------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................     (30,123,686)    38,216,867
                                                                                              ---------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............              --             --
                                                                                              ---------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................     (38,419,652)     28,487,544
NET ASSETS -- BEGINNING OF PERIOD............................................................      703,450,079    674,962,535
                                                                                              ---------------  -------------

NET ASSETS -- END OF PERIOD..................................................................  $   665,030,427  $ 703,450,079
                                                                                              ===============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           3,216          9,796
  Redeemed...................................................................................          (6,043)        (7,068)
                                                                                              ---------------  -------------
  Net Increase (Decrease)....................................................................          (2,827)         2,728
                                                                                              ===============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,561,030        513,586
  Redeemed...................................................................................      (1,465,673)      (493,238)
                                                                                              ---------------  -------------
  Net Increase (Decrease)....................................................................          95,357         20,348
                                                                                              ===============  =============

                                                                                                      EQ/MONTAG &
                                                                                                   CALDWELL GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,117,621) $ (1,554,482)
  Net realized gain (loss) on investments....................................................    8,585,532     4,604,786
  Change in unrealized appreciation (depreciation) of investments............................   10,634,224      (729,842)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   18,102,135     2,320,462
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,918,223     4,696,079
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,057,395    (9,974,453)
   Transfers for contract benefits and terminations..........................................   (9,801,741)   (7,940,812)
   Contract maintenance charges..............................................................   (2,483,513)   (2,213,752)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (6,309,636)  (15,432,938)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    11,792,499  (13,112,476)
NET ASSETS -- BEGINNING OF PERIOD............................................................   161,077,598   174,190,074
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $172,870,097  $161,077,598
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          123           366
  Redeemed...................................................................................         (124)         (159)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (1)          207
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,488        23,686
  Redeemed...................................................................................       (6,745)      (26,946)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,257)       (3,260)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/MORGAN STANLEY
                                                                                                    MID CAP GROWTH*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (6,427,403) $  (7,901,567)
  Net realized gain (loss) on investments....................................................   27,212,707     81,527,114
  Change in unrealized appreciation (depreciation) of investments............................   16,420,936   (132,852,052)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   37,206,240    (59,226,505)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   16,860,225     22,203,213
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,802,774)    37,863,905
   Transfers for contract benefits and terminations..........................................  (32,138,126)   (35,091,888)
   Contract maintenance charges..............................................................   (9,260,725)    (9,199,344)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (38,341,400)    15,775,886
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         10,000
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (1,135,160)   (43,440,619)
NET ASSETS -- BEGINNING OF PERIOD............................................................  570,983,800    614,424,419
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $569,848,640  $ 570,983,800
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          428          1,011
  Redeemed...................................................................................         (268)          (285)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................          160            726
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,387         23,875
  Redeemed...................................................................................       (7,080)       (23,657)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,693)           218
                                                                                              ============  =============

                                                                                                       EQ/MUTUAL
                                                                                                   LARGE CAP EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (346,062) $ (1,309,262)
  Net realized gain (loss) on investments....................................................   (7,435,151)   (9,527,288)
  Change in unrealized appreciation (depreciation) of investments............................   31,024,137    (1,353,986)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   23,242,924   (12,190,536)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,240,147     2,771,916
   Transfers between Variable Investment Options including guaranteed interest account, net..   (9,701,552)  (12,739,768)
   Transfers for contract benefits and terminations..........................................  (13,625,639)  (11,427,620)
   Contract maintenance charges..............................................................   (3,373,620)   (3,466,743)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (23,460,664)  (24,862,215)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................     (217,740)  (37,042,753)
NET ASSETS -- BEGINNING OF PERIOD............................................................  194,007,025   231,049,778
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $193,789,285  $194,007,025
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           14            51
  Redeemed...................................................................................           (7)          (21)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................            7            30
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          775         5,870
  Redeemed...................................................................................       (3,384)       (8,716)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,609)       (2,846)
                                                                                              ============  ============

                                                                                                    EQ/OPPENHEIMER
                                                                                                        GLOBAL*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,934,772) $ (2,046,135)
  Net realized gain (loss) on investments....................................................    9,958,588     6,265,079
  Change in unrealized appreciation (depreciation) of investments............................   43,824,400   (37,740,991)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   51,848,216   (33,522,047)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,031,665    14,420,197
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,778,040    72,762,469
   Transfers for contract benefits and terminations..........................................  (15,839,003)  (14,183,966)
   Contract maintenance charges..............................................................   (4,732,592)   (4,237,300)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    2,238,110    68,761,400
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        7,500            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   54,093,826    35,239,353
NET ASSETS -- BEGINNING OF PERIOD............................................................  280,417,491   245,178,138
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $334,511,317  $280,417,491
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          294           616
  Redeemed...................................................................................         (163)         (162)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          131           454
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,599        20,642
  Redeemed...................................................................................       (4,563)      (14,797)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           36         5,845
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      EQ/PIMCO ULTRA
                                                                                                        SHORT BOND*
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (10,825,947) $  (12,081,290)
  Net realized gain (loss) on investments....................................................      1,208,076     (12,969,821)
  Change in unrealized appreciation (depreciation) of investments............................      9,715,596       4,551,855
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................         97,725     (20,499,256)
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     15,818,013      20,474,715
   Transfers between Variable Investment Options including guaranteed interest account, net..    (27,584,300)    (22,097,758)
   Transfers for contract benefits and terminations..........................................    (90,983,016)    (85,324,057)
   Contract maintenance charges..............................................................    (16,997,573)    (17,335,189)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (119,746,876)   (104,282,289)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --          10,000
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (119,649,151)   (124,771,545)
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,169,994,014   1,294,765,559
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD..................................................................  $1,050,344,863  $1,169,994,014
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            646           1,678
  Redeemed...................................................................................           (915)         (1,167)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (269)            511
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         16,125          70,846
  Redeemed...................................................................................        (27,349)        (81,152)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................        (11,224)        (10,306)
                                                                                              ==============  ==============

                                                                                                      EQ/QUALITY
                                                                                                      BOND PLUS*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,395,457) $  4,645,854
  Net realized gain (loss) on investments....................................................   (5,302,411)  (12,266,119)
  Change in unrealized appreciation (depreciation) of investments............................   15,699,231     6,355,955
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................    6,001,363    (1,264,310)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   18,384,880    24,754,700
   Transfers between Variable Investment Options including guaranteed interest account, net..    7,049,157   (24,697,967)
   Transfers for contract benefits and terminations..........................................  (38,674,899)  (37,001,498)
   Contract maintenance charges..............................................................   (7,308,671)   (7,141,775)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (20,549,533)  (44,086,540)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (14,548,170)  (45,350,850)
NET ASSETS -- BEGINNING OF PERIOD............................................................   519,944,888   565,295,738
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $505,396,718  $519,944,888
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,358        24,213
  Redeemed...................................................................................       (5,845)      (27,455)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,487)       (3,242)
                                                                                              ============  ============

                                                                                                       EQ/SMALL
                                                                                                    COMPANY INDEX*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     71,753  $ (3,846,725)
  Net realized gain (loss) on investments....................................................   21,764,179    33,177,772
  Change in unrealized appreciation (depreciation) of investments............................   36,763,474   (54,463,263)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   58,599,406   (25,132,216)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,008,355    11,372,509
   Transfers between Variable Investment Options including guaranteed interest account, net..   (5,697,543)  (24,868,278)
   Transfers for contract benefits and terminations..........................................  (26,149,989)  (26,000,265)
   Contract maintenance charges..............................................................   (6,556,751)   (6,387,779)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (32,395,928)  (45,883,813)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       92,001        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    26,295,479  (71,006,029)
NET ASSETS -- BEGINNING OF PERIOD............................................................   437,778,204   508,784,233
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $464,073,683  $437,778,204
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          109           216
  Redeemed...................................................................................          (73)         (137)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           36            79
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,549        15,949
  Redeemed...................................................................................       (4,666)      (19,036)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,117)       (3,087)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/T. ROWE PRICE
                                                                                                     GROWTH STOCK*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (7,068,839) $ (6,118,796)
  Net realized gain (loss) on investments....................................................   17,225,511     5,162,523
  Change in unrealized appreciation (depreciation) of investments............................   58,618,642   (13,360,596)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   68,775,314   (14,316,869)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,190,288    18,172,867
   Transfers between Variable Investment Options including guaranteed interest account, net..   61,125,396    20,930,830
   Transfers for contract benefits and terminations..........................................  (28,953,355)  (25,928,337)
   Contract maintenance charges..............................................................   (6,568,929)   (5,404,524)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   38,793,400     7,770,836
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,997
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   107,568,714   (6,536,036)
NET ASSETS -- BEGINNING OF PERIOD............................................................   395,725,502   402,261,538
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $503,294,216  $395,725,502
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          409           639
  Redeemed...................................................................................         (168)         (193)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          241           446
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        8,314        18,034
  Redeemed...................................................................................       (5,674)      (17,255)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        2,640           779
                                                                                              ============  ============

                                                                                                     EQ/TEMPLETON
                                                                                                    GLOBAL EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (308,150) $    513,489
  Net realized gain (loss) on investments....................................................   (5,252,249)   (7,277,283)
  Change in unrealized appreciation (depreciation) of investments............................   35,087,167   (11,497,469)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   29,526,768   (18,261,263)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,652,261     5,788,966
   Transfers between Variable Investment Options including guaranteed interest account, net..    4,521,884     2,727,929
   Transfers for contract benefits and terminations..........................................  (11,780,779)  (10,543,828)
   Contract maintenance charges..............................................................   (3,026,230)   (2,983,239)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (2,632,864)   (5,010,172)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         9,998
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    26,893,904  (23,261,437)
NET ASSETS -- BEGINNING OF PERIOD............................................................   170,965,494   194,226,931
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $197,859,398  $170,965,494
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           43           110
  Redeemed...................................................................................          (31)          (53)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           12            57
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        3,143         8,107
  Redeemed...................................................................................       (3,494)       (8,761)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (351)         (654)
                                                                                              ============  ============

                                                                                                       EQ/UBS
                                                                                                  GROWTH & INCOME*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (511,979) $  (470,528)
  Net realized gain (loss) on investments....................................................   2,938,613     (238,060)
  Change in unrealized appreciation (depreciation) of investments............................   5,410,605   (2,235,090)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   7,837,239   (2,943,678)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,234,704    3,138,369
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,091,996    4,644,067
   Transfers for contract benefits and terminations..........................................  (4,398,361)  (3,421,163)
   Contract maintenance charges..............................................................  (1,201,498)    (978,710)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................     726,841    3,382,563
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    8,564,080      438,885
NET ASSETS -- BEGINNING OF PERIOD............................................................   70,466,238   70,027,353
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $79,030,318  $70,466,238
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       4,992       13,292
  Redeemed...................................................................................      (4,778)     (12,396)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         214          896
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     EQ/VAN KAMPEN
                                                                                                       COMSTOCK*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (633,697) $   (305,108)
  Net realized gain (loss) on investments....................................................     (939,233)   (2,981,340)
  Change in unrealized appreciation (depreciation) of investments............................   40,518,355    (6,069,576)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   38,945,425    (9,356,024)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    3,854,649     5,376,414
   Transfers between Variable Investment Options including guaranteed interest account, net..    3,268,564    22,589,584
   Transfers for contract benefits and terminations..........................................  (16,246,108)  (14,848,024)
   Contract maintenance charges..............................................................   (4,064,747)   (3,662,957)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (13,187,642)    9,455,017
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        1,999            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    25,759,782        98,993
NET ASSETS -- BEGINNING OF PERIOD............................................................   239,020,310   238,921,317
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $264,780,092  $239,020,310
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          110           101
  Redeemed...................................................................................          (67)          (42)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           43            59
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,588         9,637
  Redeemed...................................................................................       (3,869)       (8,851)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,281)          786
                                                                                              ============  ============
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                                    EQ/WELLS FARGO
                                                                                                     OMEGA GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (8,839,137) $ (7,144,859)
  Net realized gain (loss) on investments....................................................   55,855,893    28,323,596
  Change in unrealized appreciation (depreciation) of investments............................   45,969,209   (63,334,553)
                                                                                              ------------  ------------

  Net Increase (decrease) in net assets from operations......................................   92,985,965   (42,155,816)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   15,726,580    22,576,367
   Transfers between Variable Investment Options including guaranteed interest account, net..   72,964,128   133,274,686
   Transfers for contract benefits and terminations..........................................  (33,419,910)  (24,897,217)
   Contract maintenance charges..............................................................   (8,811,172)   (6,762,743)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   46,459,626   124,191,093
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9,999        20,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   139,455,590    82,055,278
NET ASSETS -- BEGINNING OF PERIOD............................................................   495,320,099   413,264,821
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD..................................................................  $634,775,689  $495,320,099
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       11,847        30,146
  Redeemed...................................................................................       (8,314)      (20,894)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        3,533         9,252
                                                                                              ============  ============
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                              FIDELITY(R) VIP ASSET
                                                                                              MANAGER: GROWTH PORTFOLIO
                                                                                              ------------------------
                                                                                                2012          2011
                                                                                               --------     ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,868)    $    (628)
  Net realized gain (loss) on investments....................................................    9,700        45,162
  Change in unrealized appreciation (depreciation) of investments............................  104,949      (112,308)
                                                                                               --------     ---------

  Net Increase (decrease) in net assets from operations......................................  111,781       (67,774)
                                                                                               --------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   79,267       353,207
   Transfers between Variable Investment Options including guaranteed interest account, net..  (25,562)     (198,188)
   Transfers for contract benefits and terminations..........................................  (10,384)      (58,291)
   Contract maintenance charges..............................................................     (279)         (134)
                                                                                               --------     ---------

  Net increase (decrease) in net assets from contractowner transactions......................   43,042        96,594
                                                                                               --------     ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        6            (8)
                                                                                               --------     ---------

INCREASE (DECREASE) IN NET ASSETS............................................................   154,829...     28,812..
NET ASSETS -- BEGINNING OF PERIOD............................................................   801,372...    772,560..
                                                                                               --------     ---------

NET ASSETS -- END OF PERIOD..................................................................  $956,201...  $ 801,372..
                                                                                               ========     =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --            --
  Redeemed...................................................................................       --            --
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................       --            --
                                                                                               ========     =========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       --            --
  Redeemed...................................................................................       --            --
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................       --            --
                                                                                               ========     =========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       11            76
  Redeemed...................................................................................       (5)          (68)
                                                                                               --------     ---------
  Net Increase (Decrease)....................................................................        6             8
                                                                                               ========     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   FIDELITY(R) VIP
                                                                                               CONTRAFUND(R) PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (83,152) $   (85,297)
  Net realized gain (loss) on investments....................................................     584,026      225,994
  Change in unrealized appreciation (depreciation) of investments............................   3,077,180   (1,214,510)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   3,578,054   (1,073,813)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,007,421   11,726,196
   Transfers between Variable Investment Options including guaranteed interest account, net..     147,871      511,060
   Transfers for contract benefits and terminations..........................................    (838,492)    (658,234)
   Contract maintenance charges..............................................................      (5,122)      (1,969)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,311,678   11,577,053
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    7,889,732   10,503,240
NET ASSETS -- BEGINNING OF PERIOD............................................................   23,100,268   12,597,028
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $30,990,000  $23,100,268
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         548        1,364
  Redeemed...................................................................................        (202)        (400)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         346          964
                                                                                              ===========  ===========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2015
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,775  $  4,114
  Net realized gain (loss) on investments....................................................   18,853    (6,564)
  Change in unrealized appreciation (depreciation) of investments............................   35,709   (16,617)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   57,337   (19,067)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  168,005   464,113
   Transfers between Variable Investment Options including guaranteed interest account, net..  138,881     7,837
   Transfers for contract benefits and terminations..........................................  (60,927)  (11,244)
   Contract maintenance charges..............................................................      (36)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  245,923   460,706
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        8         8
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   303,268   441,647
NET ASSETS -- BEGINNING OF PERIOD............................................................   441,647        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $744,915  $441,647
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       48        89
  Redeemed...................................................................................      (23)      (43)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       25        46
                                                                                              ========  ========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2020
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,666  $  6,754
  Net realized gain (loss) on investments....................................................    6,811     1,618
  Change in unrealized appreciation (depreciation) of investments............................   51,260   (21,546)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   61,737   (13,174)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  111,993   318,411
   Transfers between Variable Investment Options including guaranteed interest account, net..   57,691   149,322
   Transfers for contract benefits and terminations..........................................       --        --
   Contract maintenance charges..............................................................     (173)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  169,511   467,733
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9        13
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   231,257   454,572
NET ASSETS -- BEGINNING OF PERIOD............................................................   454,572        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $685,829  $454,572
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       19        60
  Redeemed...................................................................................       (1)      (12)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       18        48
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2025
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,874  $  1,731
  Net realized gain (loss) on investments....................................................    3,951        68
  Change in unrealized appreciation (depreciation) of investments............................   21,757    (3,736)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   27,582    (1,937)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  183,431   115,932
   Transfers between Variable Investment Options including guaranteed interest account, net..   30,445     4,999
   Transfers for contract benefits and terminations..........................................       --      (900)
   Contract maintenance charges..............................................................     (140)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  213,736   120,031
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        9        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   241,327   118,094
NET ASSETS -- BEGINNING OF PERIOD............................................................   118,094        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $359,421  $118,094
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       24        19
  Redeemed...................................................................................       (4)       (6)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       20        13
                                                                                              ========  ========

                                                                                                FIDELITY(R) VIP
                                                                                                 FREEDOM 2030
                                                                                                 PORTFOLIO(A)
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,286  $  2,265
  Net realized gain (loss) on investments....................................................   14,850       308
  Change in unrealized appreciation (depreciation) of investments............................   11,759    (9,714)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   28,895    (7,141)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   80,836   247,354
   Transfers between Variable Investment Options including guaranteed interest account, net..   63,793   (72,596)
   Transfers for contract benefits and terminations..........................................  (19,606)       --
   Contract maintenance charges..............................................................      (41)       --
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowner transactions......................  124,982   174,758
                                                                                              --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        6         5
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   153,883   167,622
NET ASSETS -- BEGINNING OF PERIOD............................................................   167,622        --
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $321,505  $167,622
                                                                                              ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       80        24
  Redeemed...................................................................................      (67)       (6)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       13        18
                                                                                              ========  ========

                                                                                               FIDELITY(R) VIP MID CAP
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (127,254) $  (122,961)
  Net realized gain (loss) on investments....................................................   1,164,248      175,144
  Change in unrealized appreciation (depreciation) of investments............................     295,824   (1,409,604)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,332,818   (1,357,421)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,997,443    5,970,724
   Transfers between Variable Investment Options including guaranteed interest account, net..    (252,292)     324,719
   Transfers for contract benefits and terminations..........................................    (438,205)    (242,766)
   Contract maintenance charges..............................................................      (2,143)        (850)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,304,803    6,051,827
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,637,621    4,694,406
NET ASSETS -- BEGINNING OF PERIOD............................................................   10,083,246    5,388,840
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $12,720,867  $10,083,246
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         241          679
  Redeemed...................................................................................        (136)        (206)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         105          473
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              FIDELITY(R) VIP STRATEGIC
                                                                                                  INCOME PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   472,512  $   486,528
  Net realized gain (loss) on investments....................................................     255,056      343,679
  Change in unrealized appreciation (depreciation) of investments............................   1,032,053     (609,688)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,759,621      220,519
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,632,863    8,082,716
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,999,358    2,138,521
   Transfers for contract benefits and terminations..........................................    (814,073)    (387,085)
   Contract maintenance charges..............................................................      (2,217)        (865)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   5,815,931    9,833,287
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         499          496
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,576,051   10,054,302
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,924,934    6,870,632
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,500,985  $16,924,934
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         664        1,198
  Redeemed...................................................................................        (161)        (317)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         503          881
                                                                                              ===========  ===========

                                                                                                  FRANKLIN INCOME
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  428,970  $  224,231
  Net realized gain (loss) on investments....................................................     47,107      23,069
  Change in unrealized appreciation (depreciation) of investments............................    376,251    (324,383)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    852,328     (77,083)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,570,665   2,497,516
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,306,849     367,228
   Transfers for contract benefits and terminations..........................................   (388,540)   (288,187)
   Contract maintenance charges..............................................................       (676)       (264)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,488,298   2,576,293
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        217          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,340,843   2,499,210
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,314,204   3,814,994
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,655,047  $6,314,204
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        331         561
  Redeemed...................................................................................       (112)       (336)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        219         225
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                              FRANKLIN STRATEGIC INCOME
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   812,667  $   357,318
  Net realized gain (loss) on investments....................................................      11,224       12,298
  Change in unrealized appreciation (depreciation) of investments............................     663,055     (375,251)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,486,946       (5,635)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,829,444    5,558,448
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,580,869    1,610,620
   Transfers for contract benefits and terminations..........................................    (603,116)    (396,758)
   Contract maintenance charges..............................................................      (1,880)        (775)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,805,317    6,771,535
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,292,263    6,765,900
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,672,081    4,906,181
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $16,964,344  $11,672,081
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         498          797
  Redeemed...................................................................................        (178)        (198)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         320          599
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              FRANKLIN TEMPLETON VIP
                                                                                                  FOUNDING FUNDS
                                                                                                  ALLOCATION FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   22,173  $  (20,788)
  Net realized gain (loss) on investments....................................................      6,857      22,282
  Change in unrealized appreciation (depreciation) of investments............................    184,283     (46,150)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    213,313     (44,656)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................    249,346     563,376
   Transfers between Variable Investment Options including guaranteed interest account, net..     40,380     (81,329)
   Transfers for contract benefits and terminations..........................................   (101,675)    (95,162)
   Contract maintenance charges..............................................................       (410)       (156)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    187,641     386,729
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --       1,924
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     400,954     343,997
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,447,259   1,103,262
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $1,848,213  $1,447,259
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         36         215
  Redeemed...................................................................................        (19)       (178)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         17          37
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                               GOLDMAN SACHS VIT MID
                                                                                                  CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (35,796) $  (33,423)
  Net realized gain (loss) on investments....................................................    257,879      97,623
  Change in unrealized appreciation (depreciation) of investments............................    914,258    (571,636)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,136,341    (507,436)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................  1,394,227   3,473,949
   Transfers between Variable Investment Options including guaranteed interest account, net..   (457,223)    434,900
   Transfers for contract benefits and terminations..........................................   (258,190)   (103,728)
   Contract maintenance charges..............................................................     (1,447)       (519)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    677,367   3,804,602
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      4,740         401
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,818,448   3,297,567
NET ASSETS -- BEGINNING OF PERIOD............................................................   6,426,193   3,128,626
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $8,244,641  $6,426,193
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................        169         402
  Redeemed...................................................................................       (114)       (103)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         299
                                                                                              ==========  ==========

                                                                                              GUGGENHEIM VT GLOBAL
                                                                                                MANAGED FUTURES
                                                                                               STRATEGY FUND(A)
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (8,775)  $ (2,106)
  Net realized gain (loss) on investments....................................................  (17,260)    (3,388)
  Change in unrealized appreciation (depreciation) of investments............................  (49,571)   (17,396)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................  (75,606)   (22,890)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................................................  240,042    206,299
   Transfers between Variable Investment Options including guaranteed interest account, net..  123,785    188,469
   Transfers for contract benefits and terminations..........................................  (12,668)    (1,087)
   Contract maintenance charges..............................................................      (64)        --
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  351,095    393,681
                                                                                              --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       14         13
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   275,503.   370,804
NET ASSETS -- BEGINNING OF PERIOD............................................................   370,804.        --
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD..................................................................  $646,307.  $370,804
                                                                                              ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       52         54
  Redeemed...................................................................................      (10)       (13)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       42         41
                                                                                              ========   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                GUGGENHEIM VT
                                                                                                 MULTI-HEDGE
                                                                                              STRATEGIES FUND(H)
                                                                                              ------------------
                                                                                                     2012
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................      $   (485)
  Net realized gain (loss) on investments....................................................        (4,075)
  Change in unrealized appreciation (depreciation) of investments............................       (13,223)
                                                                                                   --------

  Net Increase (decrease) in net assets from operations......................................       (17,783)
                                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................            --
   Transfers between Variable Investment Options including guaranteed interest account, net..       582,672
   Transfers for contract benefits and terminations..........................................            --
   Contract maintenance charges..............................................................            --
                                                                                                   --------

  Net increase (decrease) in net assets from contractowner transactions......................       582,672
                                                                                                   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            --
                                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS............................................................       564,889
NET ASSETS -- BEGINNING OF PERIOD............................................................            --
                                                                                                   --------

NET ASSETS -- END OF PERIOD..................................................................      $564,889
                                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................            67
  Redeemed...................................................................................            (7)
                                                                                                   --------
  Net Increase (Decrease)....................................................................            60
                                                                                                   ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................            --
  Redeemed...................................................................................            --
                                                                                                   --------
  Net Increase (Decrease)....................................................................            --
                                                                                                   ========

                                                                                              INVESCO V.I. DIVERSIFIED
                                                                                                 DIVIDEND FUND(C)
                                                                                              ----------------------
                                                                                                 2012         2011
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    9,678   $  (10,444)
  Net realized gain (loss) on investments....................................................     65,012       (7,901)
  Change in unrealized appreciation (depreciation) of investments............................    162,414       21,913
                                                                                              ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    237,104        3,568
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    301,720      302,636
   Transfers between Variable Investment Options including guaranteed interest account, net..    603,375      931,813
   Transfers for contract benefits and terminations..........................................   (110,402)     (83,055)
   Contract maintenance charges..............................................................       (215)         (43)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions......................    794,478    1,151,351
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        624          (14)
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,032,206    1,154,905
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,154,905           --
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,187,111   $1,154,905
                                                                                              ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========   ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................        114          184
  Redeemed...................................................................................        (45)         (74)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         69          110
                                                                                              ==========   ==========

                                                                                              INVESCO V.I. GLOBAL REAL
                                                                                                     ESTATE FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (211,579) $   394,597
  Net realized gain (loss) on investments....................................................     193,072       47,979
  Change in unrealized appreciation (depreciation) of investments............................   4,789,083   (1,767,798)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   4,770,576   (1,325,222)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,130,651    9,747,103
   Transfers between Variable Investment Options including guaranteed interest account, net..     785,260    2,160,665
   Transfers for contract benefits and terminations..........................................    (698,322)    (235,206)
   Contract maintenance charges..............................................................      (3,445)        (911)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,214,144   11,671,651
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       1,061          999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   8,985,781   10,347,428
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,049,123    5,701,695
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $25,034,904  $16,049,123
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         519        1,221
  Redeemed...................................................................................        (169)        (225)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         350          996
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   INVESCO V.I.
                                                                                                HIGH YIELD FUND(A)
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  160,772  $     (241)
  Net realized gain (loss) on investments....................................................     77,271      (8,261)
  Change in unrealized appreciation (depreciation) of investments............................    235,163     (19,663)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    473,206     (28,165)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    869,053   1,719,114
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,404,812     340,935
   Transfers for contract benefits and terminations..........................................   (276,912)    (26,011)
   Contract maintenance charges..............................................................       (421)         --
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,996,532   2,034,038
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        436          63
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,470,174   2,005,936
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,005,936          --
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,476,110  $2,005,936
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................        315         260
  Redeemed...................................................................................       (120)        (53)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        195         207
                                                                                              ==========  ==========

                                                                                                    INVESCO V.I.
                                                                                                INTERNATIONAL GROWTH
                                                                                                        FUND
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (6,324) $  (34,752)
  Net realized gain (loss) on investments....................................................     118,249     154,602
  Change in unrealized appreciation (depreciation) of investments............................   1,293,351    (919,864)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,405,276    (800,014)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,304,440   5,901,351
   Transfers between Variable Investment Options including guaranteed interest account, net..    (457,273)    316,952
   Transfers for contract benefits and terminations..........................................    (270,660)   (150,481)
   Contract maintenance charges..............................................................      (1,794)       (600)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,574,713   6,067,222
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         533         499
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,980,522   5,267,707
NET ASSETS -- BEGINNING OF PERIOD............................................................    9,431,993   4,164,286
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $12,412,515  $9,431,993
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         280         721
  Redeemed...................................................................................        (136)       (183)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         144         538
                                                                                              ===========  ==========

                                                                                               INVESCO V.I. MID CAP
                                                                                                 CORE EQUITY FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (43,433) $  (28,451)
  Net realized gain (loss) on investments....................................................     79,931      29,040
  Change in unrealized appreciation (depreciation) of investments............................    205,977    (225,536)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    242,475    (224,947)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    602,661   1,207,734
   Transfers between Variable Investment Options including guaranteed interest account, net..    (32,992)    137,663
   Transfers for contract benefits and terminations..........................................    (70,472)    (36,918)
   Contract maintenance charges..............................................................       (528)       (240)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    498,669   1,308,239
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     741,144   1,083,292
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,516,091   1,432,799
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,257,235  $2,516,091
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         97         176
  Redeemed...................................................................................        (53)        (65)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         44         111
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              INVESCO V.I. SMALL CAP
                                                                                                    EQUITY FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (43,243) $  (26,281)
  Net realized gain (loss) on investments....................................................     10,912      37,909
  Change in unrealized appreciation (depreciation) of investments............................    352,294    (141,658)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    319,963    (130,030)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    367,876   1,315,712
   Transfers between Variable Investment Options including guaranteed interest account, net..    145,697     344,268
   Transfers for contract benefits and terminations..........................................    (52,206)    (38,449)
   Contract maintenance charges..............................................................       (429)       (172)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    460,938   1,621,359
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     780,901   1,491,329
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,441,705     950,376
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,222,606  $2,441,705
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         90         221
  Redeemed...................................................................................        (56)       (106)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         34         115
                                                                                              ==========  ==========

                                                                                               INVESCO VAN KAMPEN V.I.
                                                                                              AMERICAN FRANCHISE FUND(G)
                                                                                              --------------------------
                                                                                                         2012
                                                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................          $ (3,799)
  Net realized gain (loss) on investments....................................................            (4,014)
  Change in unrealized appreciation (depreciation) of investments............................            22,605
                                                                                                       --------

  Net Increase (decrease) in net assets from operations......................................            14,792
                                                                                                       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................                --
   Transfers between Variable Investment Options including guaranteed interest account, net..           323,700
   Transfers for contract benefits and terminations..........................................                --
   Contract maintenance charges..............................................................                --
                                                                                                       --------

  Net increase (decrease) in net assets from contractowner transactions......................           323,700
                                                                                                       --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............            50,000
                                                                                                       --------

INCREASE (DECREASE) IN NET ASSETS............................................................           388,492.........
NET ASSETS -- BEGINNING OF PERIOD............................................................                --.........
                                                                                                       --------

NET ASSETS -- END OF PERIOD..................................................................          $388,492.........
                                                                                                       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................                --
  Redeemed...................................................................................                --
                                                                                                       --------
  Net Increase (Decrease)....................................................................                --
                                                                                                       ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................                48
  Redeemed...................................................................................               (20)
                                                                                                       --------
  Net Increase (Decrease)....................................................................                28
                                                                                                       ========

                                                                                                IVY FUNDS VIP ASSET
                                                                                                    STRATEGY(A)
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (31,661) $  (28,551)
  Net realized gain (loss) on investments....................................................     (92,394)   (126,608)
  Change in unrealized appreciation (depreciation) of investments............................   1,417,021    (429,100)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,292,966    (584,259)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,774,862   5,249,607
   Transfers between Variable Investment Options including guaranteed interest account, net..     686,456   1,893,193
   Transfers for contract benefits and terminations..........................................    (383,486)    (98,373)
   Contract maintenance charges..............................................................      (1,434)        (94)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,076,398   7,044,333
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         990         499
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    4,370,354   6,460,573
NET ASSETS -- BEGINNING OF PERIOD............................................................    6,460,573          --
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $10,830,927  $6,460,573
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         520       1,076
  Redeemed...................................................................................        (213)       (358)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         307         718
                                                                                              ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              IVY FUNDS VIP DIVIDEND
                                                                                                   OPPORTUNITIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (33,964) $  (29,952)
  Net realized gain (loss) on investments....................................................    353,525     205,863
  Change in unrealized appreciation (depreciation) of investments............................    648,529    (653,300)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    968,090    (477,389)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    918,910   3,408,366
   Transfers between Variable Investment Options including guaranteed interest account, net..   (234,065)    419,993
   Transfers for contract benefits and terminations..........................................   (284,731)   (137,806)
   Contract maintenance charges..............................................................     (1,150)       (574)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    398,964   3,689,979
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        428          74
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,367,482   3,212,664
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,611,452   4,398,788
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $8,978,934  $7,611,452
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        276         509
  Redeemed...................................................................................       (235)       (191)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         41         318
                                                                                              ==========  ==========

                                                                                                IVY FUNDS VIP ENERGY
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (142,755) $   (90,890)
  Net realized gain (loss) on investments....................................................    (63,601)     213,470
  Change in unrealized appreciation (depreciation) of investments............................    131,360   (1,132,222)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    (74,996)  (1,009,642)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,818,631    5,245,122
   Transfers between Variable Investment Options including guaranteed interest account, net..   (137,994)   1,626,952
   Transfers for contract benefits and terminations..........................................   (353,430)    (130,167)
   Contract maintenance charges..............................................................     (1,522)        (425)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,325,685    6,741,482
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          458
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,250,689    5,732,298
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,578,046    2,845,748
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $9,828,735  $ 8,578,046
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        310          682
  Redeemed...................................................................................       (196)        (140)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................        114          542
                                                                                              ==========  ===========

                                                                                                IVY FUNDS VIP GLOBAL
                                                                                                 NATURAL RESOURCES
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (123,192) $  (106,349)
  Net realized gain (loss) on investments....................................................    179,389      193,686
  Change in unrealized appreciation (depreciation) of investments............................    (99,453)  (2,254,071)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    (43,256)  (2,166,734)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,534,425    4,531,746
   Transfers between Variable Investment Options including guaranteed interest account, net..   (533,818)     828,109
   Transfers for contract benefits and terminations..........................................   (337,685)    (330,465)
   Contract maintenance charges..............................................................     (1,388)        (735)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    661,534    5,028,655
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     618,278    2,861,921
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,878,105    5,016,184
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $8,496,383  $ 7,878,105
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        244          751
  Redeemed...................................................................................       (181)        (318)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         63          433
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              IVY FUNDS VIP HIGH INCOME
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,564,296  $   802,049
  Net realized gain (loss) on investments....................................................     242,222      128,351
  Change in unrealized appreciation (depreciation) of investments............................   2,730,920     (491,371)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   4,537,438      439,029
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,860,868   10,148,647
   Transfers between Variable Investment Options including guaranteed interest account, net..   2,989,271    4,213,433
   Transfers for contract benefits and terminations..........................................  (1,188,582)    (610,231)
   Contract maintenance charges..............................................................      (3,398)      (1,287)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   6,658,159   13,750,562
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   11,195,597   14,189,591
NET ASSETS -- BEGINNING OF PERIOD............................................................   23,263,746    9,074,155
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $34,459,343  $23,263,746
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       1,017        1,726
  Redeemed...................................................................................        (503)        (578)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         514        1,148
                                                                                              ===========  ===========

                                                                                                    IVY FUNDS VIP
                                                                                                   MID CAP GROWTH
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (196,523) $   134,634
  Net realized gain (loss) on investments....................................................   1,466,458      325,380
  Change in unrealized appreciation (depreciation) of investments............................      71,467     (934,920)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,341,402     (474,906)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,329,017    4,428,745
   Transfers between Variable Investment Options including guaranteed interest account, net..     669,656    2,988,712
   Transfers for contract benefits and terminations..........................................    (492,098)    (568,874)
   Contract maintenance charges..............................................................      (1,837)        (677)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,504,738    6,847,906
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --          501
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,846,140    6,373,501
NET ASSETS -- BEGINNING OF PERIOD............................................................   10,800,875    4,427,374
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $14,647,015  $10,800,875
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         307          787
  Redeemed...................................................................................        (134)        (299)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         173          488
                                                                                              ===========  ===========

                                                                                               IVY FUNDS VIP SCIENCE
                                                                                                   AND TECHNOLOGY
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (132,513) $   99,331
  Net realized gain (loss) on investments....................................................     675,387     110,943
  Change in unrealized appreciation (depreciation) of investments............................   1,374,584    (883,390)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,917,458    (673,116)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,529,785   4,050,997
   Transfers between Variable Investment Options including guaranteed interest account, net..     586,540     794,879
   Transfers for contract benefits and terminations..........................................    (281,786)   (123,045)
   Contract maintenance charges..............................................................      (1,541)       (549)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,832,998   4,722,282
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         317         435
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,750,773   4,049,601
NET ASSETS -- BEGINNING OF PERIOD............................................................    6,730,080   2,680,479
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $10,480,853  $6,730,080
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         257         625
  Redeemed...................................................................................        (112)       (238)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         145         387
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   IVY FUNDS VIP
                                                                                                 SMALL CAP GROWTH
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (96,241) $  (32,215)
  Net realized gain (loss) on investments....................................................    251,953     214,618
  Change in unrealized appreciation (depreciation) of investments............................      2,988    (982,628)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    158,700    (800,225)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,077,456   2,971,515
   Transfers between Variable Investment Options including guaranteed interest account, net..   (911,396)    306,866
   Transfers for contract benefits and terminations..........................................   (196,592)   (344,498)
   Contract maintenance charges..............................................................       (980)       (409)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (31,512)  2,933,474
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     127,188   2,133,249
NET ASSETS -- BEGINNING OF PERIOD                                                              5,881,368   3,748,119
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $6,008,556  $5,881,368
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        118         386
  Redeemed...................................................................................       (125)       (168)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         (7)        218
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                  LAZARD RETIREMENT
                                                                                               EMERGING MARKETS EQUITY
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   100,301  $   268,197
  Net realized gain (loss) on investments....................................................     571,079      161,512
  Change in unrealized appreciation (depreciation) of investments............................   5,358,804   (5,462,153)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,030,184   (5,032,444)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,509,638   17,335,076
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,464,262    2,497,689
   Transfers for contract benefits and terminations..........................................  (1,164,727)    (636,240)
   Contract maintenance charges..............................................................      (6,405)      (2,195)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   7,802,768   19,194,330
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   13,832,952   14,161,886
NET ASSETS -- BEGINNING OF PERIOD                                                              27,298,479   13,136,593
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD..................................................................  $41,131,431  $27,298,479
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       1,072        2,069
  Redeemed...................................................................................        (381)        (397)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         691        1,672
                                                                                              ===========  ===========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                               LORD ABBETT SERIES
                                                                                                   FUND - BOND
                                                                                              DEBENTURE PORTFOLIO(A)
                                                                                              --------------------
                                                                                                 2012        2011
                                                                                              ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  101,706   $ 37,411
  Net realized gain (loss) on investments....................................................     27,433      4,434
  Change in unrealized appreciation (depreciation) of investments............................     33,769    (35,129)
                                                                                              ----------   --------

  Net Increase (decrease) in net assets from operations......................................    162,908      6,716
                                                                                              ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    664,812    576,361
   Transfers between Variable Investment Options including guaranteed interest account, net..    722,146    247,633
   Transfers for contract benefits and terminations..........................................    (38,982)    (4,103)
   Contract maintenance charges..............................................................       (166)        --
                                                                                              ----------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  1,347,810    819,891
                                                                                              ----------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         61         31
                                                                                              ----------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,510,779.   826,638
NET ASSETS -- BEGINNING OF PERIOD                                                                826,638         --
                                                                                              ----------   --------

NET ASSETS -- END OF PERIOD..................................................................  $2,337,417.  $826,638
                                                                                              ==========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................        154         97
  Redeemed...................................................................................        (25)       (15)
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................        129         82
                                                                                              ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                LORD ABBETT SERIES
                                                                                               FUND - CLASSIC STOCK
                                                                                                   PORTFOLIO(A)
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (5,048) $    1,788
  Net realized gain (loss) on investments....................................................      4,018      (7,765)
  Change in unrealized appreciation (depreciation) of investments............................    152,938     (36,546)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    151,908     (42,523)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    395,949   1,057,723
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,611      39,910
   Transfers for contract benefits and terminations..........................................    (72,938)     (5,379)
   Contract maintenance charges..............................................................       (223)         --
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    350,399   1,092,254
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        277          29
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     502,584   1,049,760
NET ASSETS -- BEGINNING OF PERIOD............................................................   1,049,760          --
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $1,552,344  $1,049,760
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         77         163
  Redeemed...................................................................................        (39)        (42)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         38         121
                                                                                              ==========  ==========

                                                                                                LORD ABBETT SERIES
                                                                                                   FUND--GROWTH
                                                                                              OPPORTUNITIES PORTFOLIO(A)
                                                                                              -------------------------
                                                                                                 2012          2011
                                                                                               ----------    ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (11,526)   $  (4,031)
  Net realized gain (loss) on investments....................................................    (22,271)     123,548
  Change in unrealized appreciation (depreciation) of investments............................    106,472     (181,899)
                                                                                               ----------    ---------

  Net Increase (decrease) in net assets from operations......................................     72,675      (62,382)
                                                                                               ----------    ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    189,295      591,208
   Transfers between Variable Investment Options including guaranteed interest account, net..    268,263       82,482
   Transfers for contract benefits and terminations..........................................    (28,629)      (8,664)
   Contract maintenance charges..............................................................       (139)          --
                                                                                               ----------    ---------

  Net increase (decrease) in net assets from contractowner transactions......................    428,790      665,026
                                                                                               ----------    ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        621           17
                                                                                               ----------    ---------

INCREASE (DECREASE) IN NET ASSETS............................................................     502,086..    602,661..
NET ASSETS -- BEGINNING OF PERIOD............................................................     602,661..         --..
                                                                                               ----------    ---------

NET ASSETS -- END OF PERIOD..................................................................  $1,104,747..  $ 602,661..
                                                                                               ==========    =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                               ----------    ---------
  Net Increase (Decrease)....................................................................         --           --
                                                                                               ==========    =========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................         80           94
  Redeemed...................................................................................        (34)         (21)
                                                                                               ----------    ---------
  Net Increase (Decrease)....................................................................         46           73
                                                                                               ==========    =========

                                                                                              MFS(R) INTERNATIONAL VALUE
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012          2011
                                                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     3,764   $   (19,863)
  Net realized gain (loss) on investments....................................................     310,313       114,738
  Change in unrealized appreciation (depreciation) of investments............................   2,059,003      (629,382)
                                                                                              -----------   -----------

  Net Increase (decrease) in net assets from operations......................................   2,373,080      (534,507)
                                                                                              -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,061,192     7,808,361
   Transfers between Variable Investment Options including guaranteed interest account, net..     410,212     1,706,319
   Transfers for contract benefits and terminations..........................................    (580,666)     (223,830)
   Contract maintenance charges..............................................................      (2,972)       (1,037)
                                                                                              -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,887,766     9,289,813
                                                                                              -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       8,001            --
                                                                                              -----------   -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    6,268,847.    8,755,306
NET ASSETS -- BEGINNING OF PERIOD............................................................   14,179,897.    5,424,591
                                                                                              -----------   -----------

NET ASSETS -- END OF PERIOD..................................................................  $20,448,744.  $14,179,897
                                                                                              ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         546         1,074
  Redeemed...................................................................................        (192)         (221)
                                                                                              -----------   -----------
  Net Increase (Decrease)....................................................................         354           853
                                                                                              ===========   ===========
UNIT ACTIVITY VC SHARES
  Issued.....................................................................................          --            --
  Redeemed...................................................................................          --            --
                                                                                              -----------   -----------
  Net Increase (Decrease)....................................................................          --            --
                                                                                              ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MFS(R) INVESTORS GROWTH
                                                                                                   STOCK SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (46,791) $  (32,600)
  Net realized gain (loss) on investments....................................................    282,510     177,894
  Change in unrealized appreciation (depreciation) of investments............................    274,670    (200,709)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    510,389     (55,415)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    609,748   1,489,388
   Transfers between Variable Investment Options including guaranteed interest account, net..   (269,649)     23,430
   Transfers for contract benefits and terminations..........................................    (67,735)    (64,398)
   Contract maintenance charges..............................................................       (643)       (254)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    271,721   1,448,166
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         429
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     782,110   1,393,180
NET ASSETS -- BEGINNING OF PERIOD............................................................   3,267,361   1,874,181
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,049,471  $3,267,361
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         77         325
  Redeemed...................................................................................        (54)       (201)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         23         124
                                                                                              ==========  ==========

                                                                                                 MFS(R) INVESTORS
                                                                                                   TRUST SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (22,331) $  (12,102)
  Net realized gain (loss) on investments....................................................     87,167      36,451
  Change in unrealized appreciation (depreciation) of investments............................    421,339    (141,875)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    486,175    (117,526)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    669,262   1,529,309
   Transfers between Variable Investment Options including guaranteed interest account, net..     (6,945)     22,946
   Transfers for contract benefits and terminations..........................................   (142,574)    (52,454)
   Contract maintenance charges..............................................................       (453)       (231)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    519,290   1,499,570
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,005,465   1,382,044
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,631,050   1,249,006
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $3,636,515  $2,631,050
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         81         194
  Redeemed...................................................................................        (37)        (62)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         44         132
                                                                                              ==========  ==========

                                                                                                 MFS(R) TECHNOLOGY
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (66,976) $  (41,075)
  Net realized gain (loss) on investments....................................................    243,161     149,913
  Change in unrealized appreciation (depreciation) of investments............................    285,906    (165,255)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    462,091     (56,417)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    778,157   1,456,635
   Transfers between Variable Investment Options including guaranteed interest account, net..    207,174     410,623
   Transfers for contract benefits and terminations..........................................   (251,161)   (112,423)
   Contract maintenance charges..............................................................       (701)       (282)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    733,469   1,754,553
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         428
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,195,560   1,698,564
NET ASSETS -- BEGINNING OF PERIOD............................................................   3,597,384   1,898,820
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD..................................................................  $4,792,944  $3,597,384
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................        177         258
  Redeemed...................................................................................       (122)       (117)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         141
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              MFS(R) UTILITIES SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  436,087  $   55,881
  Net realized gain (loss) on investments....................................................    122,954     101,998
  Change in unrealized appreciation (depreciation) of investments............................    342,860     (12,899)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    901,901     144,980
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,500,454   2,372,460
   Transfers between Variable Investment Options including guaranteed interest account, net..    832,412   1,950,969
   Transfers for contract benefits and terminations..........................................   (300,255)    (55,032)
   Contract maintenance charges..............................................................       (880)       (240)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,031,731   4,268,157
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         444
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,933,632   4,413,581
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,062,057   1,648,476
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,995,689  $6,062,057
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................        293         452
  Redeemed...................................................................................       (132)       (101)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        161         351
                                                                                              ==========  ==========

                                                                                                      MULTIMANAGER
                                                                                                   AGGRESSIVE EQUITY
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (6,073,656) $  (7,884,775)
  Net realized gain (loss) on investments....................................................    2,194,779        565,834
  Change in unrealized appreciation (depreciation) of investments............................   61,827,204    (31,253,911)
                                                                                              ------------  -------------

  Net Increase (decrease) in net assets from operations......................................   57,948,327    (38,572,852)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,159,013      7,442,145
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,255,848)   (36,944,938)
   Transfers for contract benefits and terminations..........................................  (32,612,830)   (36,721,448)
   Contract maintenance charges..............................................................   (7,019,740)    (7,266,769)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (54,729,405)   (73,491,010)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --         10,002
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,218,922   (112,053,860)
NET ASSETS -- BEGINNING OF PERIOD............................................................  467,485,076    579,538,936
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $470,703,998  $ 467,485,076
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          952         11,654
  Redeemed...................................................................................       (3,871)       (15,283)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,919)        (3,629)
                                                                                              ============  =============
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................           --             --
  Redeemed...................................................................................           --             --
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................           --             --
                                                                                              ============  =============

                                                                                                       MULTIMANAGER
                                                                                                         CORE BOND
                                                                                              ------------------------------
                                                                                                   2012            2011
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,233,460  $   13,316,693
  Net realized gain (loss) on investments....................................................     75,085,939      59,685,946
  Change in unrealized appreciation (depreciation) of investments............................    (31,678,987)    (24,544,791)
                                                                                              --------------  --------------

  Net Increase (decrease) in net assets from operations......................................     51,640,412      48,457,848
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     55,458,395      43,425,121
   Transfers between Variable Investment Options including guaranteed interest account, net..    218,061,138     159,302,963
   Transfers for contract benefits and terminations..........................................    (96,875,719)    (90,705,087)
   Contract maintenance charges..............................................................    (19,537,482)    (15,967,267)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................    157,106,332      96,055,730
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............             --           9,998
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    208,746,744     144,523,576
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,295,345,365   1,150,821,789
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,504,092,109  $1,295,345,365
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         27,493          63,639
  Redeemed...................................................................................        (16,174)        (56,251)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................         11,319           7,388
                                                                                              ==============  ==============
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................             --              --
  Redeemed...................................................................................             --              --
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................             --              --
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                      MULTIMANAGER
                                                                                                 INTERNATIONAL EQUITY*
                                                                                              ---------------------------
                                                                                                  2012           2011
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (257,312) $     590,594
  Net realized gain (loss) on investments....................................................  (28,522,386)   (22,647,381)
  Change in unrealized appreciation (depreciation) of investments............................   79,675,953    (57,874,848)
                                                                                              ------------  -------------
  Net Increase (decrease) in net assets from operations......................................   50,896,255    (79,931,635)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,472,201      7,689,436
   Transfers between Variable Investment Options including guaranteed interest account, net..  (14,005,016)   (11,521,718)
   Transfers for contract benefits and terminations..........................................  (20,392,853)   (22,297,990)
   Contract maintenance charges..............................................................   (5,174,943)    (5,684,668)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (33,100,611)   (31,814,940)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       35,002         24,998
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................   17,830,646   (111,721,577)
NET ASSETS -- BEGINNING OF PERIOD............................................................  333,293,461    445,015,038
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $351,124,107  $ 333,293,461
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,607         14,213
  Redeemed...................................................................................       (4,358)       (16,602)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................       (2,751)        (2,389)
                                                                                              ============  =============

                                                                                                MULTIMANAGER LARGE CAP
                                                                                                     CORE EQUITY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,199,671) $ (1,650,400)
  Net realized gain (loss) on investments....................................................      226,171      (376,630)
  Change in unrealized appreciation (depreciation) of investments............................   16,744,124   (10,729,788)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   15,770,624   (12,756,818)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    2,762,538     3,897,390
   Transfers between Variable Investment Options including guaranteed interest account, net..   (3,871,457)      804,459
   Transfers for contract benefits and terminations..........................................   (9,164,248)   (8,818,051)
   Contract maintenance charges..............................................................   (1,922,147)   (1,926,093)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (12,195,314)   (6,042,295)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       37,000        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    3,612,310   (18,789,113)
NET ASSETS -- BEGINNING OF PERIOD............................................................  126,568,423   145,357,536
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $130,180,733  $126,568,423
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          863         7,701
  Redeemed...................................................................................       (1,945)       (8,312)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,082)         (611)
                                                                                              ============  ============

                                                                                                  MULTIMANAGER LARGE
                                                                                                      CAP VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (979,789) $ (1,711,358)
  Net realized gain (loss) on investments....................................................  (11,884,696)  (15,927,306)
  Change in unrealized appreciation (depreciation) of investments............................   55,946,962    (6,200,830)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   43,082,477   (23,839,494)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,399,479     6,239,641
   Transfers between Variable Investment Options including guaranteed interest account, net..  (22,413,817)  (21,537,376)
   Transfers for contract benefits and terminations..........................................  (21,081,733)  (23,210,437)
   Contract maintenance charges..............................................................   (4,784,687)   (4,855,251)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (40,880,758)  (43,363,423)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       52,000        23,285
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,253,719   (67,179,632)
NET ASSETS -- BEGINNING OF PERIOD............................................................  322,978,964   390,158,596
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $325,232,683  $322,978,964
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,120        13,031
  Redeemed...................................................................................       (4,284)      (16,462)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (3,164)       (3,431)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 MULTIMANAGER MID CAP
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (4,408,175) $ (4,950,107)
  Net realized gain (loss) on investments....................................................    7,131,839     4,265,882
  Change in unrealized appreciation (depreciation) of investments............................   35,531,754   (29,427,772)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   38,255,418   (30,111,997)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,218,314     5,682,211
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,392,566   (13,309,166)
   Transfers for contract benefits and terminations..........................................  (20,997,207)  (23,486,952)
   Contract maintenance charges..............................................................   (4,326,204)   (4,542,864)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (16,712,531)  (35,656,771)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       44,000        25,516
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   21,586,887   (65,743,252)
NET ASSETS -- BEGINNING OF PERIOD............................................................  286,175,524   351,918,776
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $307,762,411  $286,175,524
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,625        12,750
  Redeemed...................................................................................       (3,955)      (15,653)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,330)       (2,903)
                                                                                              ============  ============

                                                                                                 MULTIMANAGER MID CAP
                                                                                                        VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,837,494) $ (5,754,180)
  Net realized gain (loss) on investments....................................................    4,038,339     4,239,303
  Change in unrealized appreciation (depreciation) of investments............................   43,380,386   (58,698,724)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   43,581,231   (60,213,601)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,944,728     7,508,274
   Transfers between Variable Investment Options including guaranteed interest account, net..  (10,362,308)   13,237,116
   Transfers for contract benefits and terminations..........................................  (21,814,738)  (24,283,664)
   Contract maintenance charges..............................................................   (5,019,824)   (5,368,284)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (31,252,142)   (8,906,558)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       52,000        24,999
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   12,381,089   (69,095,160)
NET ASSETS -- BEGINNING OF PERIOD............................................................  343,373,635   412,468,795
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $355,754,724  $343,373,635
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,981        13,414
  Redeemed...................................................................................       (4,145)      (14,111)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,164)         (697)
                                                                                              ============  ============

                                                                                                     MULTIMANAGER
                                                                                                  MULTI-SECTOR BOND*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,559,632  $ 14,609,978
  Net realized gain (loss) on investments....................................................  (19,944,496)  (40,965,657)
  Change in unrealized appreciation (depreciation) of investments............................   37,790,573    48,131,497
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   23,405,709    21,775,818
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,484,097     7,540,092
   Transfers between Variable Investment Options including guaranteed interest account, net..   58,229,744    20,995,393
   Transfers for contract benefits and terminations..........................................  (49,230,787)  (47,895,293)
   Contract maintenance charges..............................................................   (8,304,800)   (7,679,861)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    9,178,254   (27,039,669)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       39,999        28,693
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,623,962    (5,235,158)
NET ASSETS -- BEGINNING OF PERIOD............................................................  614,230,527   619,465,685
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $646,854,489  $614,230,527
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        6,286        24,283
  Redeemed...................................................................................       (5,201)      (25,579)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................        1,085        (1,296)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                MULTIMANAGER SMALL CAP
                                                                                                        GROWTH*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,818,571) $ (3,150,088)
  Net realized gain (loss) on investments....................................................    6,168,344       273,172
  Change in unrealized appreciation (depreciation) of investments............................   14,595,672   (34,258,406)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   17,945,445   (37,135,322)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    4,875,495     4,998,248
   Transfers between Variable Investment Options including guaranteed interest account, net..   (7,965,688)  (13,657,298)
   Transfers for contract benefits and terminations..........................................   (9,824,077)  (11,817,990)
   Contract maintenance charges..............................................................   (2,942,385)   (3,096,628)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (15,856,655)  (23,573,668)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............           --        10,000
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    2,088,790   (60,698,990)
NET ASSETS -- BEGINNING OF PERIOD............................................................  177,417,054   238,116,044
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $179,505,844  $177,417,054
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,402        17,212
  Redeemed...................................................................................       (7,474)      (20,377)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,072)       (3,165)
                                                                                              ============  ============

                                                                                                MULTIMANAGER SMALL CAP
                                                                                                        VALUE*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (3,376,451) $ (5,760,956)
  Net realized gain (loss) on investments....................................................  (15,765,369)  (17,991,023)
  Change in unrealized appreciation (depreciation) of investments............................   73,413,256   (18,742,289)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   54,271,436   (42,494,268)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,050,138     5,296,362
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,116,729)  (25,444,413)
   Transfers for contract benefits and terminations..........................................  (26,987,335)  (30,195,343)
   Contract maintenance charges..............................................................   (5,015,411)   (5,158,689)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (38,069,337)  (55,502,083)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       69,000        26,590
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   16,271,099   (97,969,761)
NET ASSETS -- BEGINNING OF PERIOD............................................................  365,555,785   463,525,546
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $381,826,884  $365,555,785
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        2,037        11,278
  Redeemed...................................................................................       (4,705)      (15,207)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (2,668)       (3,929)
                                                                                              ============  ============

                                                                                                     MULTIMANAGER
                                                                                                      TECHNOLOGY*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (5,929,615) $ (6,002,375)
  Net realized gain (loss) on investments....................................................   22,305,540    15,578,501
  Change in unrealized appreciation (depreciation) of investments............................   25,797,857   (35,513,441)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   42,173,782   (25,937,315)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    7,370,770     7,037,038
   Transfers between Variable Investment Options including guaranteed interest account, net..    3,174,714     2,306,548
   Transfers for contract benefits and terminations..........................................  (24,842,920)  (25,027,884)
   Contract maintenance charges..............................................................   (5,712,193)   (5,445,045)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (20,009,629)  (21,129,343)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       67,000            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,231,153   (47,066,658)
NET ASSETS -- BEGINNING OF PERIOD............................................................  363,549,012   410,615,670
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $385,780,165  $363,549,012
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        4,071        19,848
  Redeemed...................................................................................       (5,607)      (21,717)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................       (1,536)       (1,869)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,




                                                                                                   MUTUAL SHARES
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   45,442  $   53,853
  Net realized gain (loss) on investments....................................................     71,184      14,888
  Change in unrealized appreciation (depreciation) of investments............................    649,521    (242,829)
                                                                                              ----------  ----------
  Net Increase (decrease) in net assets from operations......................................    766,147    (174,088)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,048,152   3,514,329
   Transfers between Variable Investment Options including guaranteed interest account, net..   (196,583)    834,742
   Transfers for contract benefits and terminations..........................................   (271,645)    (93,895)
   Contract maintenance charges..............................................................     (1,230)       (370)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    578,694   4,254,806
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         436
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,344,841   4,081,154
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,643,089   1,561,935
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,987,930  $5,643,089
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        138         568
  Redeemed...................................................................................        (83)       (175)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         55         393
                                                                                              ==========  ==========

                                                                                                   PIMCO VARIABLE
                                                                                                   INSURANCE TRUST
                                                                                               COMMODITYREALRETURN(R)
                                                                                                 STRATEGY PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   137,820  $ 1,018,861
  Net realized gain (loss) on investments....................................................     315,206       90,665
  Change in unrealized appreciation (depreciation) of investments............................     (77,214)  (2,283,978)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................     375,812   (1,174,452)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,919,332    6,095,590
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,485,549    1,741,746
   Transfers for contract benefits and terminations..........................................    (420,433)    (141,268)
   Contract maintenance charges..............................................................      (2,004)        (551)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,982,444    7,695,517
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         481          500
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,358,737    6,521,565
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,607,860    4,086,295
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,966,597  $10,607,860
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         433          808
  Redeemed...................................................................................        (108)        (224)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         325          584
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                   PIMCO VARIABLE
                                                                                                  INSURANCE TRUST
                                                                                                  EMERGING MARKETS
                                                                                                   BOND PORTFOLIO
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   412,671  $  275,783
  Net realized gain (loss) on investments....................................................     176,849      63,020
  Change in unrealized appreciation (depreciation) of investments............................   1,195,472     (18,207)
                                                                                              -----------  ----------
  Net Increase (decrease) in net assets from operations......................................   1,784,992     320,596
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,012,997   3,199,013
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,491,345   1,249,104
   Transfers for contract benefits and terminations..........................................    (579,004)   (315,375)
   Contract maintenance charges..............................................................      (1,551)       (812)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,923,787   4,131,930
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      27,745         790
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,736,524   4,453,316
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,691,272   5,237,956
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $14,427,796  $9,691,272
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         514         729
  Redeemed...................................................................................        (280)       (366)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         234         363
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   PIMCO VARIABLE
                                                                                                INSURANCE TRUST REAL
                                                                                                  RETURN PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (228,949) $    65,240
  Net realized gain (loss) on investments....................................................   3,230,994    1,228,845
  Change in unrealized appreciation (depreciation) of investments............................      (1,670)     534,326
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   3,000,375    1,828,411
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   9,757,220   17,924,736
   Transfers between Variable Investment Options including guaranteed interest account, net..   5,325,800    5,061,621
   Transfers for contract benefits and terminations..........................................  (2,058,637)    (736,649)
   Contract maintenance charges..............................................................      (5,595)      (1,761)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  13,018,788   22,247,947
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............       3,108        3,803
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  16,022,271   24,080,161
NET ASSETS -- BEGINNING OF PERIOD............................................................  34,062,059    9,981,898
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $50,084,330  $34,062,059
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       1,642        2,700
  Redeemed...................................................................................        (553)        (721)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,089        1,979
                                                                                              ===========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                   PIMCO VARIABLE
                                                                                                INSURANCE TRUST TOTAL
                                                                                                  RETURN PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   704,079  $   427,606
  Net realized gain (loss) on investments....................................................   1,514,293      727,420
  Change in unrealized appreciation (depreciation) of investments............................   2,994,478     (527,898)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   5,212,850      627,128
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  12,602,919   27,111,097
   Transfers between Variable Investment Options including guaranteed interest account, net..   9,013,476    5,807,725
   Transfers for contract benefits and terminations..........................................  (3,105,266)  (1,555,215)
   Contract maintenance charges..............................................................      (8,842)      (3,025)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  18,502,287   31,360,582
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      26,618        2,364
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  23,741,755   31,990,074
NET ASSETS -- BEGINNING OF PERIOD............................................................  56,085,667   24,095,593
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $79,827,422  $56,085,667
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       2,510        4,046
  Redeemed...................................................................................        (861)      (1,137)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,649        2,909
                                                                                              ===========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                    PROFUND
                                                                                                    VP BEAR
                                                                                              -------------------
                                                                                                 2012      2011
                                                                                              ---------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (9,579) $(10,131)
  Net realized gain (loss) on investments....................................................  (130,868)  (81,574)
  Change in unrealized appreciation (depreciation) of investments............................    (8,970)    5,881
                                                                                              ---------  --------
  Net Increase (decrease) in net assets from operations......................................  (149,417)  (85,824)
                                                                                              ---------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     7,489   107,940
   Transfers between Variable Investment Options including guaranteed interest account, net..    42,316   389,826
   Transfers for contract benefits and terminations..........................................   (18,384)  (12,964)
   Contract maintenance charges..............................................................      (105)      (99)
                                                                                              ---------  --------

  Net increase (decrease) in net assets from contractowner transactions......................    31,316   484,703
                                                                                              ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............        --        --
                                                                                              ---------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  (118,101)  398,879
NET ASSETS -- BEGINNING OF PERIOD............................................................   830,380   431,501
                                                                                              ---------  --------

NET ASSETS -- END OF PERIOD.................................................................. $ 712,279  $830,380
                                                                                              =========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................        --        --
  Redeemed...................................................................................        --        --
                                                                                              ---------  --------
  Net Increase (Decrease)....................................................................        --        --
                                                                                              =========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       349       483
  Redeemed...................................................................................      (344)     (420)
                                                                                              ---------  --------
  Net Increase (Decrease)....................................................................         5        63
                                                                                              =========  ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    PROFUND VP
                                                                                                   BIOTECHNOLOGY
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (50,286) $  (22,069)
  Net realized gain (loss) on investments....................................................    247,335      40,406
  Change in unrealized appreciation (depreciation) of investments............................    812,125      39,079
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,009,174      57,416
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    521,124   1,163,535
   Transfers between Variable Investment Options including guaranteed interest account, net..    681,684     228,110
   Transfers for contract benefits and terminations..........................................   (127,327)    (48,771)
   Contract maintenance charges..............................................................       (477)       (161)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,075,004   1,342,713
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --         459
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,084,178   1,400,588
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,142,683     742,095
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,226,861  $2,142,683
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................        159         187
  Redeemed...................................................................................        (76)        (63)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         83         124
                                                                                              ==========  ==========

                                                                                                T. ROWE PRICE HEALTH
                                                                                                 SCIENCES PORTFOLIO
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (131,967) $  (49,901)
  Net realized gain (loss) on investments....................................................     724,633     204,477
  Change in unrealized appreciation (depreciation) of investments............................   1,362,536      44,225
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................   1,955,202     198,801
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,867,392   2,344,683
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,687,008   1,163,389
   Transfers for contract benefits and terminations..........................................    (291,426)    (66,822)
   Contract maintenance charges..............................................................      (1,235)       (373)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,261,739   3,440,877
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         413          87
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,217,354   3,639,765
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,466,918   1,827,153
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,684,272  $5,466,918
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         353         369
  Redeemed...................................................................................        (138)       (102)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         215         267
                                                                                              ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

                                                                                                TEMPLETON DEVELOPING
                                                                                              MARKETS SECURITIES FUND
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (2,107) $   (22,418)
  Net realized gain (loss) on investments....................................................   (114,576)     143,292
  Change in unrealized appreciation (depreciation) of investments............................    637,300   (1,045,502)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................    520,617     (924,628)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    453,968    2,232,822
   Transfers between Variable Investment Options including guaranteed interest account, net..   (438,329)     295,463
   Transfers for contract benefits and terminations..........................................   (167,798)    (218,741)
   Contract maintenance charges..............................................................       (965)        (617)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (153,124)   2,308,927
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............     37,000           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    404,493    1,384,299
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,730,496    3,346,197
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $5,134,989  $ 4,730,496
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        132          509
  Redeemed...................................................................................       (148)        (311)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................        (16)         198
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 TEMPLETON FOREIGN
                                                                                                  SECURITIES FUND
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    86,040  $   13,599
  Net realized gain (loss) on investments....................................................     (14,843)     66,062
  Change in unrealized appreciation (depreciation) of investments............................     698,170    (818,932)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     769,367    (739,271)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     736,556   2,972,482
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,178,348)    (73,635)
   Transfers for contract benefits and terminations..........................................    (155,681)    (94,101)
   Contract maintenance charges..............................................................        (876)       (384)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (598,349)  2,804,362
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     171,018   2,065,091
NET ASSETS -- BEGINNING OF PERIOD............................................................   4,902,766   2,837,675
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 5,073,784  $4,902,766
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          90         367
  Redeemed...................................................................................        (148)       (114)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         (58)        253
                                                                                              ===========  ==========

                                                                                                TEMPLETON GLOBAL BOND
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 2,802,617  $ 1,153,345
  Net realized gain (loss) on investments....................................................     128,704      309,257
  Change in unrealized appreciation (depreciation) of investments............................   3,639,624   (2,909,625)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,570,945   (1,447,023)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  10,967,206   24,101,112
   Transfers between Variable Investment Options including guaranteed interest account, net..     621,778    4,995,674
   Transfers for contract benefits and terminations..........................................  (1,807,691)    (871,940)
   Contract maintenance charges..............................................................      (7,556)      (2,709)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   9,773,737   28,222,137
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  16,344,682   26,775,114
NET ASSETS -- BEGINNING OF PERIOD............................................................  43,698,230   16,923,116
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $60,042,912  $43,698,230
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       1,234        3,113
  Redeemed...................................................................................        (399)        (659)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         835        2,454
                                                                                              ===========  ===========

                                                                                                 TEMPLETON GROWTH
                                                                                                 SECURITIES FUND
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,147  $    (273)
  Net realized gain (loss) on investments....................................................     19,120     22,253
  Change in unrealized appreciation (depreciation) of investments............................    185,071   (117,532)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................    212,338    (95,552)
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    248,228    493,379
   Transfers between Variable Investment Options including guaranteed interest account, net..   (168,641)   (57,823)
   Transfers for contract benefits and terminations..........................................    (27,574)   (40,035)
   Contract maintenance charges..............................................................       (189)       (65)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowner transactions......................     51,824    395,456
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............         --        (25)
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................    264,162    299,879
NET ASSETS -- BEGINNING OF PERIOD............................................................    919,307    619,428
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $1,183,469  $ 919,307
                                                                                              ==========  =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         63         94
  Redeemed...................................................................................        (56)       (57)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................          7         37
                                                                                              ==========  =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               VAN ECK VIP GLOBAL HARD
                                                                                                     ASSETS FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (149,916) $  (106,617)
  Net realized gain (loss) on investments....................................................   1,438,915      296,077
  Change in unrealized appreciation (depreciation) of investments............................  (1,146,130)  (3,361,488)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     142,869   (3,172,028)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,752,699    9,670,906
   Transfers between Variable Investment Options including guaranteed interest account, net..      41,352    2,429,370
   Transfers for contract benefits and terminations..........................................    (662,763)    (281,480)
   Contract maintenance charges..............................................................      (3,193)      (1,252)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,128,095   11,817,544
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49...............      17,468          310
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,288,432    8,645,826
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,330,485    7,684,659
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $19,618,917  $16,330,485
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................         485        1,181
  Redeemed...................................................................................        (207)        (246)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         278          935
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available on January 18, 2011.
(b)Units were made available on February 22, 2011.
(c)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
(d)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(e)EQ/Large Cap Value Index replaced "EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(f)Units were made available on October 10, 2011.
(g)Invesco Van Kampen V.I. American Franchise Fund replaced Invesco V.I. Leisure Fund due to a fund merger on April 30, 2012. On the same day, Invesco V.I. Leisure fund merged into Invesco V.I. Capital Growth Fund, which was then reanamed Invesco Van Kampen V.I. American Franchise Fund.
(h)Guggenheim VT Multi-Hedge Strategies Fund replaced Guggenheim Alternative Strategies Fund due to a fund merger on July 13, 2012. On the same day, Rydex|SGI VT Alternative Strategies Fund was renamed Guggenheim VT Alternative Strategies Fund.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Guggenheim Variable Insurance Funds, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. Diversified Dividend Fund/(1)/
  .   Invesco V.I. Global Real Estate Fund
  .   Invesco V.I. High Yield Fund
  .   Invesco V.I. International Growth Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund
  .   Invesco Van Kampen V.I. American Franchise Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
  .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
  .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Large Company Value Fund
  .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-Plus Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Aggressive Equity
  .   Multimanager Core Bond
  .   Multimanager International Equity
  .   Multimanager Large Cap Core Equity
  .   Multimanager Large Cap Value
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Multi-Sector Bond
  .   Multimanager Small Cap Growth
  .   Multimanager Small Cap Value
  .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
  .   BlackRock Global Allocation V.I. Fund
  .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
  .   All Asset Growth-Alt 20/(2)/
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Tactical Manager 400
  .   AXA Tactical Manager 500
  .   AXA Tactical Manager 2000
  .   AXA Tactical Manager International
  .   AXA Ultra Conservative Strategy
  .   EQ/AllianceBernstein Dynamic Wealth Strategies
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/AXA Franklin Small Cap Value Core
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Boston Advisors Equity Income
  .   EQ/Calvert Socially Responsible
  .   EQ/Capital Guardian Research
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Davis New York Venture
  .   EQ/Equity 500 Index
  .   EQ/Equity Growth PLUS
  .   EQ/Franklin Core Balanced
  .   EQ/Franklin Templeton Allocation
  .   EQ/GAMCO Mergers and Acquisitions
  .   EQ/GAMCO Small Company Value
  .   EQ/Global Bond PLUS
  .   EQ/Global Multi-Sector Equity
  .   EQ/Intermediate Government Bond/(3)/
  .   EQ/International Core PLUS
  .   EQ/International Equity Index
  .   EQ/International ETF
  .   EQ/International Value PLUS
  .   EQ/JPMorgan Value Opportunities
  .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     GUGGENHEIM VARIABLE INSURANCE FUNDS
 .   Guggenheim VT Global Managed Futures Strategy Fund/(4)/
 .   Guggenheim VT Multi-Hedge Strategies Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Series Fund - Bond Debenture Portfolio
 .   Lord Abbett Series Fund - Classic Stock Portfolio
 .   Lord Abbett Series Fund - Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as Invesco V.I. Dividend Growth Fund.
  (2)Formerly known as All Asset Allocation.
  (3)Formerly known as EQ/Intermediate Government Bond Index.
  (4)Formerly known as RYDEX|SGI VT Managed Futures Strategy Fund.

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes twelve Variable Investment Options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently (collectively, the "Contracts"). These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable,

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

2. Significant Accounting Policies (Concluded)

   and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                                           PURCHASES      SALES
                                                          ------------ ------------
All Asset Growth-Alt 20.................................. $  2,064,872 $  1,170,928
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.    1,004,179      379,003
AllianceBernstein VPS International Growth Portfolio.....    1,636,380      994,765
American Century VP Large Company Value Fund.............    1,964,755    1,745,302
American Century VP Mid Cap Value Fund...................    3,544,239    1,123,680
AXA Aggressive Allocation................................  155,306,903  406,865,834
AXA Balanced Strategy....................................  355,980,627   65,953,972
AXA Conservative Allocation..............................  397,025,844  439,555,970
AXA Conservative Growth Strategy.........................  180,627,673   51,702,565
AXA Conservative Strategy................................  182,074,920   68,911,975

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
AXA Conservative-Plus Allocation............... $  187,752,420 $  254,486,087
AXA Growth Strategy............................    279,498,202     63,544,370
AXA Moderate Allocation........................    301,309,435    782,736,556
AXA Moderate Growth Strategy...................    653,743,716    149,265,000
AXA Moderate-Plus Allocation...................    323,185,989  1,133,943,307
AXA Tactical Manager 400.......................     16,481,028      5,687,069
AXA Tactical Manager 500.......................     45,092,777     12,641,146
AXA Tactical Manager 2000......................     18,231,638      5,585,968
AXA Tactical Manager International.............     28,576,044     11,180,527
AXA Ultra Conservative Strategy................        944,089        752,444
BlackRock Global Allocation V.I. Fund..........     11,318,968      6,645,852
BlackRock Large Cap Growth V.I Fund............      2,801,499      1,541,286
EQ/AllianceBernstein Dynamic Wealth Strategies.    290,427,189     20,146,998
EQ/AllianceBernstein Small Cap Growth..........     90,375,330     93,087,378
EQ/AXA Franklin Small Cap Value Core...........     28,854,657     37,773,412
EQ/BlackRock Basic Value Equity................     69,783,652    123,883,633
EQ/Boston Advisors Equity Income...............     87,767,008     43,068,226
EQ/Calvert Socially Responsible................      7,113,569      8,836,815
EQ/Capital Guardian Research...................     40,652,233    127,753,137
EQ/Common Stock Index..........................     37,396,694    104,449,692
EQ/Core Bond Index.............................    225,207,272    160,400,922
EQ/Davis New York Venture......................     18,802,488     50,594,661
EQ/Equity 500 Index............................    191,203,883    217,342,311
EQ/Equity Growth PLUS..........................     20,387,852    158,101,050
EQ/Franklin Core Balanced......................    144,952,632     82,299,492
EQ/Franklin Templeton Allocation...............     58,529,132    158,108,032
EQ/GAMCO Mergers and Acquisitions..............     33,925,836     45,298,398
EQ/GAMCO Small Company Value...................    117,246,478    133,004,464
EQ/Global Bond PLUS............................     85,047,870     90,900,182
EQ/Global Multi-Sector Equity..................     41,445,309    130,194,420
EQ/Intermediate Government Bond................    110,505,886    119,262,670
EQ/International Core PLUS.....................     32,335,384     94,302,087
EQ/International Equity Index..................     42,536,807     74,847,202
EQ/International ETF...........................      1,386,634        596,933
EQ/International Value PLUS....................     26,628,374     79,555,284
EQ/JPMorgan Value Opportunities................     22,687,183     53,041,318
EQ/Large Cap Core PLUS.........................     19,920,903     23,532,977
EQ/Large Cap Growth Index......................     57,821,530     72,596,101
EQ/Large Cap Growth PLUS.......................     26,468,673     84,773,207
EQ/Large Cap Value Index.......................     40,374,002     67,334,143
EQ/Large Cap Value PLUS........................     25,279,557    144,525,399
EQ/Lord Abbett Large Cap Core..................     21,369,473     49,727,189
EQ/MFS International Growth....................     72,420,545     62,496,096
EQ/Mid Cap Index...............................     67,480,828     99,748,976
EQ/Mid Cap Value PLUS..........................     28,124,767    129,794,472
EQ/Money Market................................  1,868,285,157  1,906,709,872
EQ/Montag & Caldwell Growth....................     30,351,379     37,778,636
EQ/Morgan Stanley Mid Cap Growth...............     91,269,365    126,402,038
EQ/Mutual Large Cap Equity.....................      9,844,797     33,651,523
EQ/Oppenheimer Global..........................     53,031,559     52,720,721
EQ/PIMCO Ultra Short Bond......................    180,041,409    310,614,232
EQ/Quality Bond PLUS...........................     58,705,994     83,650,984
EQ/Small Company Index.........................     75,175,204     80,122,984

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                           PURCHASES      SALES
                                                          ------------ ------------
EQ/T. Rowe Price Growth Stock............................ $120,234,723 $ 88,510,162
EQ/Templeton Global Equity...............................   29,631,150   32,572,164
EQ/UBS Growth & Income...................................   23,241,714   23,026,852
EQ/Van Kampen Comstock...................................   32,564,453   46,383,793
EQ/Wells Fargo Omega Growth..............................  180,490,318  121,983,331
Fidelity(R) VIP Asset Manager: Growth Portfolio..........      133,603       89,964
Fidelity(R) VIP Contrafund(R) Portfolio..................    7,222,887    2,994,361
Fidelity(R) VIP Freedom 2015 Portfolio...................      499,456      239,349
Fidelity(R) VIP Freedom 2020 Portfolio...................      200,083       19,554
Fidelity(R) VIP Freedom 2025 Portfolio...................      257,328       38,630
Fidelity(R) VIP Freedom 2030 Portfolio...................      815,377      685,652
Fidelity(R) VIP Mid Cap Portfolio........................    4,037,118    1,845,151
Fidelity(R) VIP Strategic Income Portfolio...............    8,761,192    2,214,994
Franklin Income Securities Fund..........................    4,348,527    1,431,260
Franklin Strategic Income Securities Fund................    6,962,508    2,327,257
Franklin Templeton VIP Founding Funds Allocation Fund....      445,972      236,158
Goldman Sachs VIT Mid Cap Value Fund.....................    2,258,506    1,616,934
Guggenheim VT Global Managed Futures Strategy Fund.......      436,371       94,049
Guggenheim VT Multi-Hedge Strategies Fund................      648,689       66,502
Invesco V.I. Diversified Dividend Fund...................    1,341,446      537,290
Invesco V.I. Global Real Estate Fund.....................    6,423,136    2,420,572
Invesco V.I. High Yield Fund.............................    3,491,310    1,333,506
Invesco V.I. International Growth Fund...................    3,253,928    1,685,540
Invesco V.I. Mid Cap Core Equity Fund....................    1,139,554      657,219
Invesco V.I. Small Cap Equity Fund.......................    1,240,807      823,112
Invesco Van Kampen V.I. American Franchise Fund..........    1,014,946      645,045
Ivy Funds VIP Asset Strategy.............................    5,287,963    2,243,226
Ivy Funds VIP Dividend Opportunities.....................    3,341,451    2,975,951
Ivy Funds VIP Energy.....................................    3,483,639    2,300,709
Ivy Funds VIP Global Natural Resources...................    2,800,665    1,748,054
Ivy Funds VIP High Income................................   15,289,846    7,067,391
Ivy Funds VIP Mid Cap Growth.............................    5,733,765    2,080,250
Ivy Funds VIP Science and Technology.....................    3,919,816    1,579,814
Ivy Funds VIP Small Cap Growth...........................    1,682,189    1,653,507
Lazard Retirement Emerging Markets Equity Portfolio......   13,137,003    4,776,967
Lord Abbett Series Fund - Bond Debenture Portfolio.......    1,767,344      289,376
Lord Abbett Series Fund - Classic Stock Portfolio........      741,555      396,205
Lord Abbett Series Fund - Growth Opportunities Portfolio.      797,985      321,554
MFS(R) International Value Portfolio.....................    6,308,447    2,408,916
MFS(R) Investors Growth Stock Series.....................    1,154,368      735,944
MFS(R) Investors Trust Series............................      995,988      499,029
MFS(R) Technology Portfolio..............................    2,375,767    1,709,274
MFS(R) Utilities Series..................................    4,309,647    1,841,829
Multimanager Aggressive Equity...........................   15,869,222   76,672,283
Multimanager Core Bond...................................  475,012,659  241,939,100
Multimanager International Equity........................   23,680,277   57,003,198
Multimanager Large Cap Core Equity.......................   10,676,372   24,034,357
Multimanager Large Cap Value.............................   18,125,518   59,934,065
Multimanager Mid Cap Growth..............................   34,255,140   55,331,846
Multimanager Mid Cap Value...............................   29,778,465   64,816,101
Multimanager Multi-Sector Bond...........................  110,685,727   95,907,842
Multimanager Small Cap Growth............................   36,438,788   55,114,014
Multimanager Small Cap Value.............................   27,679,085   69,055,873
Multimanager Technology..................................   53,643,801   79,516,045

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Mutual Shares Securities Fund............................................ $  1,659,687 $  1,035,551
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.    6,130,032    1,509,869
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    7,017,913    3,652,914
PIMCO Variable Insurance Trust Real Return Portfolio.....................   22,884,037    7,472,789
PIMCO Variable Insurance Trust Total Return Portfolio....................   31,522,438   10,790,296
ProFund VP Bear..........................................................    2,164,825    2,143,088
ProFund VP Biotechnology.................................................    2,163,651    1,138,933
T. Rowe Price Health Sciences Portfolio..................................    5,620,562    2,293,192
Templeton Developing Markets Securities Fund.............................    1,516,513    1,634,744
Templeton Foreign Securities Fund........................................    1,067,494    1,579,803
Templeton Global Bond Securities Fund....................................   18,170,422    5,503,606
Templeton Growth Securities Fund.........................................      662,248      602,277
Van Eck VIP Global Hard Assets Fund......................................    6,968,972    2,492,508

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. The shares of Class K held by the Variable Investment Options as of December 31, 2012, are attributable to amounts retained in the Variable Investment Option by AXA Equitable. The amounts retained by AXA Equitable are also held in shares of Class A and B. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the Portfolios that are attributable to Class A units or equivalent units, and Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.25% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)


   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2012, a full reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax-free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco Van Kampen V.I. American Franchise Fund. On April 30, 2012, Invesco V.I. Leisure Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Capital Growth Fund, which was renamed Invesco V.I. American Franchise Fund on the same date. For accounting purposes, the reorganization which occurred in 2012 was treated as a merger.

   In 2012, a full reorganization occurred within Guggenheim Variable Insurance Funds, impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax-free exchange, two Variable Investment Options managed by Guggenheim. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Guggenheim VT Multi-Hedge Strategies Fund. On July 13, 2012, Guggenheim VT Alternative Strategies Fund, exchanged all of its assets and liabilities for equivalent interests in Guggenheim VT Multi-Hedge Strategies Fund. On the same date, RYDEXSGI|VT Alternative Futures Fund was renamed Gugggenheim VT Alternative Strategies Fund. For accounting purposes, the reorganization which occurred in 2012 was treated as a merger.

   In 2011, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Diversified Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Diversified Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO         SURVIVING PORTFOLIO
------------------------------------------------------------------------------------
 APRIL 30, 2012           INVESCO V.I. LEISURE FUND INVESCO VAN KAMPEN V.I. AMERICAN
                                                    FRANCHISE FUND
------------------------------------------------------------------------------------
Shares -- Series II         47,501                    12,041
Value -- Series II        $   9.26                  $  36.53
Net Assets Before Merger  $439,856
Net Assets After Merger   $     --                  $439,856

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

6. Reorganizations (Concluded)

-----------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
-----------------------------------------------------------------------------------------------------
 JULY 13, 2012            GUGGENHEIM VT ALTERNATIVE STRATEGIES GUGGENHEIM VT MULTI-HEDGE
                          ALLOCATION FUND                      STRATEGIES FUND
-----------------------------------------------------------------------------------------------------
Shares -- Common Shares         29,947                               24,864
Value -- Common Shares    $      18.54                         $      22.33
Net Assets Before Merger  $    555,220
Net Assets After Merger   $         --                         $    555,220
-----------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVERSIFIED DIVIDEND FUND
-----------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class A                   --                              252,280
Value -- Class A                    --                         $       5.63
Shares -- Class B           16,157,268                           52,913,950
Value -- Class B          $      10.68                         $       5.61
Net Assets Before Merger  $172,559,624                         $125,707,972
Net Assets After Merger   $         --                         $298,267,596
-----------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                       ASSET-BASED                 CURRENT   MAXIMUM
                                                        MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                        EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                        ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997.     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997.............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000...........     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002...........     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0...........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II..................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003.     0.90%          0.35%         0.25%      1.50%     1.50%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

Retirement Income for Life..............................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY).........................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/................................     0.50%            --            --       0.50%     0.50%

Accumulator Express.....................................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP........................     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B.........................     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L.........................     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C.........................     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B...................     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP..................     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C...................     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L...................     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.................     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/.............     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/...........     0.65%            --            --       0.65%     0.65%

Structure Capital Strategies Series C/(2)/..............     1.65%            --            --       1.65%     1.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                     AMOUNT DEDUCTED
                -------                        -----------                     ---------------

Withdrawal charge                       At time of transaction     LOW - 0% in contract year 10 and
                                                                   thereafter.

                                                                   HIGH - 8% in contract years 1 and 2.
                                                                   The charge is 7% in contract years 3
                                                                   and 4, and declines 1% each contract
                                                                   year until it reaches 0% in contract
                                                                   year 10.

                                                                   *  Note - Depending on the contract
                                                                      and/or certain elections made under
                                                                      the contract, the withdrawal charge
                                                                      may or may not apply.

BaseBuilder benefit charge              Annually on each contract  0.30%
                                        date anniversary.

Protection Plus                         Annually on each contract  LOW - 0.20%
                                        date anniversary.          HIGH - 0.35%.

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet to
                                        date anniversary.          age 85 benefit base
                                                                   HIGH - 0.35% of the Annual ratchet to
                                                                   age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up to
Annual ratchet to age 85                date anniversary           age 85 or Annual ratchet to age 85
                                                                   benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual ratchet to
                                                                   age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age 85
                                                                   or Annual ratchet to age 85 benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or 70)
                                                                   benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to age 85
                                        date anniversary.          benefit base
                                                                   HIGH - 0.45% of the 6% roll-up to age
                                                                   85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to age 85
age 85 or annual ratchet to age 85      date anniversary.          benefit base or the Annual ratchet to
                                                                   age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or the
                                                                   Annual ratchet to age 85 benefit base,
                                                                   as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or the
                                                                   annual ratchet benefit base, as
                                                                   applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or the
                                                                   annual ratchet benefit base, as
                                                                   applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the roll-up
to age 85 or annual ratchet to age 85                              to age 85 benefit base or annual
                                                                   ratchet to age 85 benefit base, as
                                                                   applicable
                                                                   HIGH - 0.90% (max 1.05%) of the roll-up
                                                                   to age 85 benefit base or annual
                                                                   ratchet to age 85 benefit base, as
                                                                   applicable

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

LOW - 0% in contract year 10 and         Unit liquidation from
thereafter.                              account value

HIGH - 8% in contract years 1 and 2.
The charge is 7% in contract years 3
and 4, and declines 1% each contract
year until it reaches 0% in contract
year 10.

*  Note - Depending on the contract
   and/or certain elections made under
   the contract, the withdrawal charge
   may or may not apply.

0.30%                                    Unit liquidation from
               account value

LOW - 0.20%                              Unit liquidation from
HIGH - 0.35%.                            account value




LOW - 0.20% of the Annual ratchet to     Unit liquidation from
age 85 benefit base                      account value
HIGH - 0.35% of the Annual ratchet to
age 85 benefit base

1.00% of the greater of 4% roll-up to
age 85 or Annual ratchet to age 85
benefit base (max to 1.15%)

LOW - 0.50% of the greater of 5%         Unit liquidation from
roll-up to age 85 or annual ratchet to   account value
age 85 benefit base
HIGH - 1.00 % of 5% roll-up to age 85
or Annual ratchet to age 85 benefit base

0.20% of 6% roll-up to age 80 (or 70)
benefit base

LOW - 0.35% of the 6% roll-up to age 85  Unit liquidation from
benefit base                             account value
HIGH - 0.45% of the 6% roll-up to age
85 benefit base

LOW - 0.45% of the 6% roll-up to age 85  Unit liquidation from
benefit base or the Annual ratchet to    account value
age 85 benefit base,
as applicable
HIGH - 0.80% of the 6.5%, 6% or 3%
roll-up to age 85 benefit base or the
Annual ratchet to age 85 benefit base,
as applicable

LOW - 0.80% (max 0.95%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable
HIGH - 1.10% (max 1.25%) of the 5%
roll-up to age 80 benefit base or the
annual ratchet benefit base, as
applicable

LOW - 0.80% (max 0.95%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable
HIGH - 0.90% (max 1.05%) of the roll-up
to age 85 benefit base or annual
ratchet to age 85 benefit base, as
applicable

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)

                                                  WHEN CHARGE
                CHARGES                           IS DEDUCTED                      AMOUNT DEDUCTED
                 -------                          -----------                      ---------------

Greater of death benefit                  Annually on each contract    Current charge 0.95%. Maximum charge
                                          date anniversary             can be increased to 1.10% if the
                                                                       roll-up benefit base to age 85 resets.

Greater of GMDB I                         Annually on each contract    GMDB I election : 1.10% (max 1.25%)
Greater of GMDB II                        date anniversary             GMDB II election: 1.25% (max 1.40%)

Greater of GMIB I                         Annually on each contract    GMIB I election: 1.15% (max 1.30%)
Greater of GMIB II                        date anniversary             GMIB II election: 1.15% (max 1.45%)

Guaranteed Withdrawal Benefit for Life    Annually on each contract    0.30%
Enhanced Death Benefit                    date anniversary

Earnings Enhancement Benefit              Annually on each contract    0.35%
(additional death benefit)                date anniversary

Guaranteed Minimum Income Benefit         Annually on each contract    LOW - 0.45%
                                          date anniversary.            HIGH - 1.15% (max 1.45%)

Guaranteed Principal Benefit              Annually on first 10         LOW - 100% Guaranteed Principal Benefit
                                          contract date anniversaries  - 0.50%
                                                                       HIGH - 125% Guaranteed Principal
                                                                       Benefit - 0.75%

Guaranteed Withdrawal Benefit             Annually on each contract    LOW - 5% Withdrawal Option is 0.35%
                                          date anniversary             HIGH - 7% Withdrawal Option is 0.50%

Net Loan Interest charge for Rollover     Netted against loan          2.00%
                                          repayment

Retirement Income for Life Benefit        Annually on contract date    LOW - 0.60% for Single life
charge                                    anniversary                      0.75% for Joint life
                                                                       HIGH - 0.75% for Single life
                                                                           0.90% for Joint life

Guaranteed Withdrawal Benefit for Life    Annually on each contract    LOW - 0.60% for Single life;
(GWBL)                                    date anniversary                 0.75% for Joint life
                                                                       HIGH - 0.75% for Single life;
                                                                           0.90% for Joint life

Death benefit under converted GWBL        Annually on each contract    The GMDB charge in effect prior to
                                          anniversary date             conversion will be deducted. Note -
                                                                       Charge will vary depending on
                                                                       combination GMDB elections.

Converted Guaranteed withdrawal           Upon initial conversion and  Single and Joint life - charge is equal
benefit for life charge                   annually on each contract    to the percentage of Guaranteed minimum
                                          date anniversary thereafter  income benefit base charge deducted as the Guaranteed minimum income benefit
                                                                       charge on the conversion effective
                                                                       date. Annual ratchets may increase the
                                                                       charge to a percentage equal to the
                                                                       maximum charge for the Guaranteed
                                                                       minimum income benefit.

Charge for each additional transfer in    At time of transaction       Maximum Charge $35 Current Charge $0
excess of 12 transfers per contract year

Special service charges

Express mail charge                       At time of transaction       Current and Maximum Charge: $35


Wire transfer charge                      At time of transaction       Current and Maximum Charge: $90


Duplicate contract charge                 At time of transaction       Current and Maximum Charge: $35


Check preparation charge                  At time of transaction       Maximum Charge: $85. Current charge: $0.


Charge for third party transfer or        At time of transaction       Maximum Charge: $125. Current charge:
exchange                                                               $65.

            AMOUNT DEDUCTED                  HOW DEDUCTED
            ---------------                   ------------

Current charge 0.95%. Maximum charge     Unit liquidation from
can be increased to 1.10% if the         account value
roll-up benefit base to age 85 resets.

GMDB I election : 1.10% (max 1.25%)      Unit liquidation from
GMDB II election: 1.25% (max 1.40%)      account value

GMIB I election: 1.15% (max 1.30%)       Unit liquidation from
GMIB II election: 1.15% (max 1.45%)      account value

0.30%                                    Unit liquidation from
 account value

0.35%                                    Unit liquidation from
 account value

LOW - 0.45%                              Unit liquidation from
HIGH - 1.15% (max 1.45%)                 account value

LOW - 100% Guaranteed Principal Benefit  Unit liquidation from
- 0.50%                                  account value
HIGH - 125% Guaranteed Principal
Benefit - 0.75%

LOW - 5% Withdrawal Option is 0.35%      Unit liquidation from
HIGH - 7% Withdrawal Option is 0.50%     account value

2.00%                                    Unit liquidation from
             account value

LOW - 0.60% for Single life              Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.75% for Single life
    0.90% for Joint life

LOW - 0.60% for Single life;             Unit liquidation from
    0.75% for Joint life                 account value
HIGH - 0.75% for Single life;
    0.90% for Joint life

The GMDB charge in effect prior to       Unit liquidation from
conversion will be deducted. Note -      account value
Charge will vary depending on
combination GMDB elections.

Single and Joint life - charge is equal Unit liquidation of to the percentage of Guaranteed minimum account value income benefit base charge deducted as the Guaranteed minimum income benefit charge on the conversion effective date. Annual ratchets may increase the charge to a percentage equal to the maximum charge for the Guaranteed minimum income benefit.

Maximum Charge $35 Current Charge $0     Unit liquidation from
 account value



Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Current and Maximum Charge: $90          Unit liquidation from
                                         account value

Current and Maximum Charge: $35          Unit liquidation from
                                         account value

Maximum Charge: $85. Current charge: $0. Unit liquidation from account value

Maximum Charge: $125. Current charge:    Unit liquidation from
$65.                                     account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012


8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
ALL ASSET GROWTH-ALT 20
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)      $12.22           --                 --              --        10.49%
      Highest contract charge 1.70% Class A (l)     $12.07           --                 --              --        10.13%
      All contract charges                              --          429             $5,229            1.59%
2011  Lowest contract charge 1.30% Class A (l)      $11.06           --                 --              --        (4.49)%
      Highest contract charge 1.70% Class A (l)     $10.96           --                 --              --        (4.94)%
      All contract charges                              --          365             $4,020            2.31%
2010  Lowest contract charge 1.30% Class A (l)      $11.58           --                 --              --        13.75%
      Highest contract charge 1.70% Class A (l)     $11.53           --                 --              --        13.37%
      All contract charges                              --          150             $1,728            3.84%
2009  Lowest contract charge 1.30% Class A (l)      $10.18           --                 --              --         0.20%
      Highest contract charge 1.70% Class A (l)     $10.17           --                 --              --         0.10%
      All contract charges                              --           --                 --            0.75%
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (m)      $11.78           --                 --              --        11.87%
      Highest contract charge 1.70% Class B (m)     $11.63           --                 --              --        11.40%
      All contract charges                              --          263             $3,080            2.04%
2011  Lowest contract charge 1.30% Class B (m)      $10.53           --                 --              --        (4.27)%
      Highest contract charge 1.70% Class B (m)     $10.44           --                 --              --        (4.66)%
      All contract charges                              --          209             $2,189            2.01%
2010  Lowest contract charge 1.30% Class B (m)      $11.00           --                 --              --         8.80%
      Highest contract charge 1.70% Class B (m)     $10.95           --                 --              --         8.42%
      All contract charges                              --          184             $2,018            1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)      $ 9.34           --                 --              --        14.46%
      Highest contract charge 1.70% Class B (m)     $10.47           --                 --              --        13.31%
      All contract charges                              --          456             $4,810            1.50%
2011  Lowest contract charge 0.65% Class B (q)      $ 8.16           --                 --              --       (17.16)%
      Highest contract charge 1.70% Class B (m)     $ 9.24           --                 --              --       (17.50)%
      All contract charges                              --          393             $3,650            2.67%
2010  Lowest contract charge 1.30% Class B (m)      $11.25           --                 --              --        11.17%
      Highest contract charge 1.70% Class B (m)     $11.20           --                 --              --        10.67%
      All contract charges                              --          144             $1,621            0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class II (m)     $12.64           --                 --              --        14.91%
      Highest contract charge 1.70% Class II (m)    $12.48           --                 --              --        14.39%
      All contract charges                              --          127             $1,609            1.72%
2011  Lowest contract charge 1.30% Class II (m)     $11.00           --                 --              --        (0.45)%
      Highest contract charge 1.70% Class II (m)    $10.91           --                 --              --        (0.82)%
      All contract charges                              --          108             $1,180            1.66%
2010  Lowest contract charge 1.30% Class II (m)     $11.05           --                 --              --         9.30%
      Highest contract charge 1.70% Class II (m)    $11.00           --                 --              --         8.91%
      All contract charges                              --           35             $  385            1.67%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                             UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ----------------- -------------- ---------
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class II (q)     $12.07             --                 --            --        15.50%
      Highest contract charge 1.70% Class II (l)    $13.68             --                 --            --        14.29%
      All contract charges                              --            701         $    9,649          1.93%
2011  Lowest contract charge 0.65% Class II (q)     $10.45             --                 --            --        (3.24)%
      Highest contract charge 1.70% Class II (l)    $11.97             --                 --            --        (2.52)%
      All contract charges                              --            550         $    6,610          1.36%
2010  Lowest contract charge 1.30% Class II (l)     $12.34             --                 --            --        17.41%
      Highest contract charge 1.70% Class II (l)    $12.28             --                 --            --        16.95%
      All contract charges                              --            216         $    2,654          3.23%
2009  Lowest contract charge 1.30% Class II (l)     $10.51             --                 --            --         1.55%
      Highest contract charge 1.70% Class II (l)    $10.50             --                 --            --         1.45%
      All contract charges                              --             --         $        1          1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)      $11.81             --                 --            --        12.69%
      Highest contract charge 1.70% Class A (l)     $11.66             --                 --            --        12.22%
      All contract charges                              --          1,253         $   14,748          0.83%
2011  Lowest contract charge 1.30% Class A (l)      $10.48             --                 --            --        (8.47)%
      Highest contract charge 1.70% Class A (l)     $10.39             --                 --            --        (8.86)%
      All contract charges                              --          1,194         $   12,486          1.24%
2010  Lowest contract charge 1.30% Class A (l)      $11.45             --                 --            --        11.93%
      Highest contract charge 1.70% Class A (l)     $11.40             --                 --            --        11.44%
      All contract charges                              --            686         $    7,851          1.55%
2009  Lowest contract charge 1.30% Class A (l)      $10.23             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)     $10.23             --                 --            --         0.39%
      All contract charges                              --              3         $       29            --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B          $12.12             --                 --            --        12.85%
      Highest contract charge 1.90% Class B         $11.33             --                 --            --        12.07%
      All contract charges                              --        208,959         $2,632,730          0.83%
2011  Lowest contract charge 1.15% Class B          $10.74             --                 --            --        (8.60)%
      Highest contract charge 1.90% Class B         $10.11             --                 --            --        (9.33)%
      All contract charges                              --        231,299         $2,591,021          1.24%
2010  Lowest contract charge 0.50% Class B          $12.29             --                 --            --        12.55%
      Highest contract charge 1.90% Class B         $11.15             --                 --            --        10.95%
      All contract charges                              --        250,059         $3,071,781          1.55%
2009  Lowest contract charge 0.50% Class B          $10.92             --                 --            --        26.71%
      Highest contract charge 1.90% Class B         $10.05             --                 --            --        24.82%
      All contract charges                              --        264,282         $2,913,632          1.00%
2008  Lowest contract charge 0.50% Class B          $ 8.62             --                 --            --       (39.51)%
      Highest contract charge 1.90% Class B         $ 8.05             --                 --            --       (40.33)%
      All contract charges                              --        249,764         $2,198,545          1.66%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (k)      $11.31             --                 --            --         7.10%
      Highest contract charge 1.70% Class B (k)     $11.17             --                 --            --         6.69%
      All contract charges                              --        102,120         $1,228,875          0.83%
2011  Lowest contract charge 1.30% Class B (k)      $10.56             --                 --            --        (3.65)%
      Highest contract charge 1.70% Class B (k)     $10.47             --                 --            --        (4.03)%
      All contract charges                              --         77,122         $  864,298          1.41%
2010  Lowest contract charge 1.30% Class B (k)      $10.96             --                 --            --         8.62%
      Highest contract charge 1.70% Class B (k)     $10.91             --                 --            --         8.13%
      All contract charges                              --         43,235         $  508,706          2.00%
2009  Lowest contract charge 1.30% Class B (k)      $10.09             --                 --            --        (0.30)%
      Highest contract charge 1.70% Class B (k)     $10.09             --                 --            --        (0.20)%
      All contract charges                              --          8,275         $   93,171          2.87%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B         $12.11             --                 --            --         3.42%
      Highest contract charge 1.90% Class B        $11.32             --                 --            --         2.63%
      All contract charges                             --        166,195         $2,017,786          0.84%
2011  Lowest contract charge 1.15% Class B         $11.71             --                 --            --         0.69%
      Highest contract charge 1.90% Class B        $11.03             --                 --            --         0.00%
      All contract charges                             --        170,929         $2,014,227          1.74%
2010  Lowest contract charge 1.15% Class B         $12.16             --                 --            --         6.67%
      Highest contract charge 1.90% Class B        $11.03             --                 --            --         5.25%
      All contract charges                             --        167,849         $1,970,907          2.11%
2009  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         9.27%
      Highest contract charge 1.90% Class B        $10.48             --                 --            --         7.76%
      All contract charges                             --        170,307         $1,893,018          2.38%
2008  Lowest contract charge 0.50% Class B         $10.43             --                 --            --       (11.46)%
      Highest contract charge 1.90% Class B        $ 9.73             --                 --            --       (12.74)%
      All contract charges                             --        130,528         $1,340,728          6.68%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (k)     $10.41             --                 --            --         6.55%
      Highest contract charge 1.70% Class B (k)    $11.02             --                 --            --         5.45%
      All contract charges                             --         52,553         $  617,051          0.85%
2011  Lowest contract charge 1.30% Class B (k)     $10.55             --                 --            --        (2.68)%
      Highest contract charge 1.70% Class B (k)    $10.45             --                 --            --        (3.15)%
      All contract charges                             --         41,147         $  456,027          1.49%
2010  Lowest contract charge 1.30% Class B (k)     $10.84             --                 --            --         7.75%
      Highest contract charge 1.70% Class B (k)    $10.79             --                 --            --         7.36%
      All contract charges                             --         24,643         $  283,665          1.91%
2009  Lowest contract charge 1.30% Class B (k)     $10.06             --                 --            --        (0.40)%
      Highest contract charge 1.70% Class B (k)    $10.05             --                 --            --        (0.40)%
      All contract charges                             --          4,833         $   53,791          3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $10.24             --                 --            --         3.75%
      Highest contract charge 1.70% Class B (k)    $10.70             --                 --            --         2.69%
      All contract charges                             --         38,516         $  430,809          0.91%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.87             --                 --            --        (0.50)%
      Highest contract charge 1.70% Class B (k)    $10.42             --                 --            --        (0.95)%
      All contract charges                             --         28,161         $  305,265          1.76%
2010  Lowest contract charge 1.30% Class B (k)     $10.57             --                 --            --         5.91%
      Highest contract charge 1.70% Class B (k)    $10.52             --                 --            --         5.41%
      All contract charges                             --         15,143         $  166,345          2.01%
2009  Lowest contract charge 1.30% Class B (k)     $ 9.98             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class B (k)    $ 9.98             --                 --            --        (0.70)%
      All contract charges                             --          3,109         $   33,065          4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2012  Lowest contract charge 1.15% Class B         $12.06             --                 --            --         6.16%
      Highest contract charge 1.90% Class B        $11.27             --                 --            --         5.33%
      All contract charges                             --        135,588         $1,663,753          0.80%
2011  Lowest contract charge 1.15% Class B         $11.36             --                 --            --        (1.82)%
      Highest contract charge 1.90% Class B        $10.70             --                 --            --        (2.55)%
      All contract charges                             --        141,974         $1,647,589          1.50%
2010  Lowest contract charge 0.50% Class B         $12.11             --                 --            --         8.51%
      Highest contract charge 1.90% Class B        $10.98             --                 --            --         7.02%
      All contract charges                             --        149,637         $1,775,692          1.99%
2009  Lowest contract charge 0.50% Class B         $11.16             --                 --            --        13.83%
      Highest contract charge 1.90% Class B        $10.26             --                 --            --        12.28%
      All contract charges                             --        152,280         $1,682,551          1.98%
2008  Lowest contract charge 0.50% Class B         $ 9.80             --                 --            --       (19.80)%
      Highest contract charge 1.90% Class B        $ 9.14             --                 --            --       (21.00)%
      All contract charges                             --        126,714         $1,241,651          3.99%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (k)     $10.64             --                 --            --        10.49%
      Highest contract charge 1.70% Class B (k)    $11.45             --                 --            --         9.26%
      All contract charges                             --         77,432         $1,024,880          0.82%
2011  Lowest contract charge 1.30% Class B (k)     $10.57             --                 --            --        (5.62)%
      Highest contract charge 1.70% Class B (k)    $10.48             --                 --            --        (6.01)%
      All contract charges                             --         60,162         $  726,066          1.28%
2010  Lowest contract charge 1.30% Class B (k)     $11.20             --                 --            --        10.24%
      Highest contract charge 1.70% Class B (k)    $11.15             --                 --            --         9.74%
      All contract charges                             --         44,484         $  517,788          1.51%
2009  Lowest contract charge 1.30% Class B (k)     $10.16             --                 --            --         0.00%
      Highest contract charge 1.70% Class B (k)    $10.16             --                 --            --         0.00%
      All contract charges                             --         16,690         $  196,220          1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.39             --                 --            --         7.45%
      Highest contract charge 1.70% Class A (l)    $11.24             --                 --            --         6.95%
      All contract charges                             --          3,113         $   35,339          0.76%
2011  Lowest contract charge 1.30% Class A (l)     $10.60             --                 --            --        (3.46)%
      Highest contract charge 1.70% Class A (l)    $10.51             --                 --            --        (3.84)%
      All contract charges                             --          2,717         $   28,735          1.47%
2010  Lowest contract charge 1.30% Class A (l)     $10.98             --                 --            --         8.71%
      Highest contract charge 1.70% Class A (l)    $10.93             --                 --            --         8.33%
      All contract charges                             --          1,305         $   14,308          2.12%
2009  Lowest contract charge 1.30% Class A (l)     $10.10             --                 --            --         0.20%
      Highest contract charge 1.70% Class A (l)    $10.09             --                 --            --         0.20%
      All contract charges                             --              2         $       24          1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $56.09             --                 --            --         7.76%
      Highest contract charge 1.90% Class B        $43.26             --                 --            --         6.71%
      All contract charges                             --        427,347         $6,699,656          0.76%
2011  Lowest contract charge 0.95% Class B         $52.05             --                 --            --        (3.31)%
      Highest contract charge 1.90% Class B        $40.54             --                 --            --        (4.23)%
      All contract charges                             --        460,615         $6,742,287          1.47%
2010  Lowest contract charge 0.50% Class B         $60.28             --                 --            --         9.36%
      Highest contract charge 1.90% Class B        $42.33             --                 --            --         7.82%
      All contract charges                             --        494,825         $7,532,763          2.12%
2009  Lowest contract charge 0.50% Class B         $55.12             --                 --            --        16.43%
      Highest contract charge 1.90% Class B        $39.26             --                 --            --        14.80%
      All contract charges                             --        509,246         $7,164,791          1.45%
2008  Lowest contract charge 0.50% Class B         $47.34             --                 --            --       (24.86)%
      Highest contract charge 1.90% Class B        $34.20             --                 --            --       (25.91)%
      All contract charges                             --        438,140         $5,361,993          4.05%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $10.57             --                 --            --         9.08%
      Highest contract charge 1.70% Class B (k)    $11.32             --                 --            --         8.02%
      All contract charges                             --        245,253         $2,970,451          0.75%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.69             --                 --            --        (5.65)%
      Highest contract charge 1.70% Class B (k)    $10.48             --                 --            --        (4.99)%
      All contract charges                             --        201,465         $2,244,950          1.33%
2010  Lowest contract charge 1.30% Class B (k)     $11.08             --                 --            --         9.38%
      Highest contract charge 1.70% Class B (k)    $11.03             --                 --            --         8.99%
      All contract charges                             --        106,632         $1,269,198          1.99%
2009  Lowest contract charge 1.30% Class B (k)     $10.13             --                 --            --        (0.10)%
      Highest contract charge 1.70% Class B (k)    $10.12             --                 --            --        (0.20)%
      All contract charges                             --         18,371         $  214,806          2.33%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.61             --                  --           --        10.05%
      Highest contract charge 1.70% Class A (l)    $11.47             --                  --           --         9.66%
      All contract charges                             --          2,788         $    32,283         0.77%
2011  Lowest contract charge 1.30% Class A (l)     $10.55             --                  --           --        (5.97)%
      Highest contract charge 1.70% Class A (l)    $10.46             --                  --           --        (6.36)%
      All contract charges                             --          2,878         $    30,294         1.37%
2010  Lowest contract charge 1.30% Class A (l)     $11.22             --                  --           --        10.32%
      Highest contract charge 1.70% Class A (l)    $11.17             --                  --           --         9.94%
      All contract charges                             --          1,401         $    15,700         1.70%
2009  Lowest contract charge 1.30% Class A (l)     $10.17             --                  --           --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.16             --                  --           --         0.10%
      All contract charges                             --             33         $       334         1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.64             --                  --           --        10.49%
      Highest contract charge 1.90% Class B        $11.60             --                  --           --         9.33%
      All contract charges                             --        729,463         $ 9,511,209         0.77%
2011  Lowest contract charge 0.95% Class B         $11.44             --                  --           --        (5.84)%
      Highest contract charge 1.90% Class B        $10.61             --                  --           --        (6.68)%
      All contract charges                             --        799,917         $ 9,493,247         1.37%
2010  Lowest contract charge 0.50% Class B         $12.54             --                  --           --        10.97%
      Highest contract charge 1.90% Class B        $11.37             --                  --           --         9.43%
      All contract charges                             --        866,067         $10,977,390         1.70%
2009  Lowest contract charge 0.50% Class B         $11.30             --                  --           --        21.35%
      Highest contract charge 1.90% Class B        $10.39             --                  --           --        19.61%
      All contract charges                             --        908,945         $10,483,044         1.36%
2008  Lowest contract charge 0.50% Class B         $ 9.31             --                  --           --       (32.14)%
      Highest contract charge 1.90% Class B        $ 8.69             --                  --           --       (33.05)%
      All contract charges                             --        853,511         $ 8,197,686         2.40%
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $11.19             --                  --           --        15.72%
      Highest contract charge 1.70% Class B (l)    $13.04             --                  --           --        14.49%
      All contract charges                             --          4,830         $    63,475         0.23%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.67             --                  --           --       (11.93)%
      Highest contract charge 1.70% Class B (l)    $11.39             --                  --           --        (9.75)%
      All contract charges                             --          3,936         $    45,056         0.05%
2010  Lowest contract charge 1.30% Class B (l)     $12.68             --                  --           --        21.34%
      Highest contract charge 1.70% Class B (l)    $12.62             --                  --           --        20.88%
      All contract charges                             --          1,775         $    22,475           --
2009  Lowest contract charge 1.30% Class B (l)     $10.45             --                  --           --         1.65%
      Highest contract charge 1.70% Class B (l)    $10.44             --                  --           --         1.66%
      All contract charges                             --              7         $        75         0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)     $11.25             --                  --           --        14.10%
      Highest contract charge 1.70% Class B (l)    $12.05             --                  --           --        12.83%
      All contract charges                             --         12,550         $   152,404         0.63%
2011  Lowest contract charge 0.65% Class B (q)     $ 9.86             --                  --           --        (7.24)%
      Highest contract charge 1.70% Class B (l)    $10.68             --                  --           --        (5.40)%
      All contract charges                             --          9,807         $   105,270         0.61%
2010  Lowest contract charge 1.30% Class B (l)     $11.34             --                  --           --        10.85%
      Highest contract charge 1.70% Class B (l)    $11.29             --                  --           --        10.36%
      All contract charges                             --          4,542         $    51,399         0.65%
2009  Lowest contract charge 1.30% Class B (l)     $10.23             --                  --           --         0.00%
      Highest contract charge 1.70% Class B (l)    $10.23             --                  --           --         0.00%
      All contract charges                             --             25         $       261         0.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)       $10.89            --                 --             --        14.75%
      Highest contract charge 1.70% Class B (l)      $13.00            --                 --             --        13.44%
      All contract charges                               --         5,328           $ 69,826           0.33%
2011  Lowest contract charge 0.65% Class B (q)       $ 9.49            --                 --             --       (13.81)%
      Highest contract charge 1.70% Class B (l)      $11.46            --                 --             --       (12.05)%
      All contract charges                               --         4,308           $ 49,629           0.03%
2010  Lowest contract charge 1.30% Class B (l)       $13.09            --                 --             --        21.77%
      Highest contract charge 1.70% Class B (l)      $13.03            --                 --             --        21.32%
      All contract charges                               --         1,905           $ 24,898           0.08%
2009  Lowest contract charge 1.30% Class B (l)       $10.75            --                 --             --         2.76%
      Highest contract charge 1.70% Class B (l)      $10.74            --                 --             --         2.58%
      All contract charges                               --             7           $     78           0.01%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (q)       $ 9.47            --                 --             --        15.77%
      Highest contract charge 1.70% Class B (l)      $ 9.73            --                 --             --        14.61%
      All contract charges                               --        11,384           $111,566           0.65%
2011  Lowest contract charge 0.65% Class B (q)       $ 8.18            --                 --             --       (19.09)%
      Highest contract charge 1.70% Class B (l)      $ 8.49            --                 --             --       (17.41)%
      All contract charges                               --         9,274           $ 79,116           1.87%
2010  Lowest contract charge 1.30% Class B (l)       $10.33            --                 --             --         3.30%
      Highest contract charge 1.70% Class B (l)      $10.28            --                 --             --         2.90%
      All contract charges                               --         4,133           $ 42,628           1.38%
2009  Lowest contract charge 1.30% Class B (l)       $10.00            --                 --             --        (0.20)%
      Highest contract charge 1.70% Class B (l)      $ 9.99            --                 --             --        (0.30)%
      All contract charges                               --             8           $     81           0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (v)       $10.09            --                 --             --         0.40%
      Highest contract charge 1.70% Class B (v)      $10.04            --                 --             --           --
      All contract charges                               --            19           $    193           0.65%
2011  Lowest contract charge 1.30% Class B (v)       $10.05            --                 --             --         0.50%
      Highest contract charge 1.30% Class B (v)      $10.05            --                 --             --         0.50%
      All contract charges                               --            --                 --           0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class III (q)     $10.51            --                 --             --         9.25%
      Highest contract charge 1.70% Class III (l)    $11.19            --                 --             --         8.12%
      All contract charges                               --         3,309           $ 37,314           1.52%
2011  Lowest contract charge 0.65% Class III (q)     $ 9.62            --                 --             --        (5.59)%
      Highest contract charge 1.70% Class III (l)    $10.35            --                 --             --        (5.31)%
      All contract charges                               --         2,891           $ 30,083           3.14%
2010  Lowest contract charge 1.30% Class III (l)     $10.98            --                 --             --         8.39%
      Highest contract charge 1.70% Class III (l)    $10.93            --                 --             --         7.90%
      All contract charges                               --         1,831           $ 20,063           2.23%
2009  Lowest contract charge 1.30% Class III (l)     $10.13            --                 --             --        (0.49)%
      Lowest contract charge 1.70% Class III (l)     $10.13            --                 --             --        (0.39)%
      All contract charges                               --            63           $    644           1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class III (q)     $12.04            --                 --             --        14.02%
      Highest contract charge 1.70% Class III (m)    $13.18            --                 --             --        12.84%
      All contract charges                               --           490           $  6,519           1.21%
2011  Lowest contract charge 0.65% Class III (q)     $10.56            --                 --             --        (2.22)%
      Highest contract charge 1.70% Class III (m)    $11.68            --                 --             --         0.60%
      All contract charges                               --           429           $  5,041           0.95%
2010  Lowest contract charge 1.30% Class III (m)     $11.67            --                 --             --        13.63%
      Highest contract charge 1.70% Class III (m)    $11.61            --                 --             --        13.16%
      All contract charges                               --           158           $  1,845           1.10%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class B (r)     $10.24            --                 --             --         7.00%
      Highest contract charge 1.70% Class B (r)    $10.04            --                 --             --         5.91%
      All contract charges                             --        33,558           $338,311           0.61%
2011  Lowest contract charge 1.30% Class B (r)     $ 9.51            --                 --             --        (4.90)%
      Highest contract charge 1.70% Class B (r)    $ 9.48            --                 --             --        (5.20)%
      All contract charges                             --         5,946           $ 56,477             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $12.24            --                 --             --        14.82%
      Highest contract charge 1.70% Class A (l)    $15.66            --                 --             --        13.64%
      All contract charges                             --           407           $  6,446           0.22%
2011  Lowest contract charge 0.65% Class A (q)     $10.66            --                 --             --        (4.65)%
      Highest contract charge 1.70% Class A (l)    $13.78            --                 --             --        (2.13)%
      All contract charges                             --           258           $  3,572             --
2010  Lowest contract charge 1.30% Class A (l)     $14.14            --                 --             --        31.78%
      Highest contract charge 1.70% Class A (l)    $14.08            --                 --             --        31.34%
      All contract charges                             --           168           $  2,379             --
2009  Lowest contract charge 1.30% Class A (l)     $10.73            --                 --             --         3.27%
      Highest contract charge 1.70% Class A (l)    $10.72            --                 --             --         3.18%
      All contract charges                             --            --           $      2           0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $23.92            --                 --             --        14.45%
      Highest contract charge 1.90% Class B        $20.57            --                 --             --        13.40%
      All contract charges                             --        23,849           $463,084           0.22%
2011  Lowest contract charge 0.95% Class B         $20.90            --                 --             --        (1.55)%
      Highest contract charge 1.90% Class B        $18.14            --                 --             --        (2.53)%
      All contract charges                             --        25,346           $432,523             --
2010  Lowest contract charge 0.50% Class B         $22.59            --                 --             --        32.57%
      Highest contract charge 1.90% Class B        $18.61            --                 --             --        30.69%
      All contract charges                             --        26,419           $462,036             --
2009  Lowest contract charge 0.50% Class B         $17.04            --                 --             --        35.03%
      Highest contract charge 1.90% Class B        $14.24            --                 --             --        33.07%
      All contract charges                             --        25,519           $342,139           0.02%
2008  Lowest contract charge 0.50% Class B         $12.62            --                 --             --       (44.94)%
      Highest contract charge 1.90% Class B        $10.70            --                 --             --       (45.71)%
      All contract charges                             --        27,869           $280,414             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.41            --                 --             --        15.31%
      Highest contract charge 1.70% Class A (l)    $13.24            --                 --             --        14.83%
      All contract charges                             --           163           $  2,174           0.70%
2011  Lowest contract charge 1.30% Class A (l)     $11.63            --                 --             --       (10.54)%
      Highest contract charge 1.70% Class A (l)    $11.53            --                 --             --       (10.90)%
      All contract charges                             --           170           $  1,967           0.14%
2010  Lowest contract charge 1.30% Class A (l)     $13.00            --                 --             --        22.99%
      Highest contract charge 1.70% Class A (l)    $12.94            --                 --             --        22.42%
      All contract charges                             --           109           $  1,418           0.19%
2009  Lowest contract charge 1.30% Class A (l)     $10.57            --                 --             --         1.44%
      Highest contract charge 1.70% Class A (l)    $10.57            --                 --             --         1.54%
      All contract charges                             --            --                 --           1.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $10.31            --                 --             --        15.32%
      Highest contract charge 1.70% Class B        $ 9.99            --                 --             --        14.83%
      All contract charges                             --        13,174           $133,342           0.70%
2011  Lowest contract charge 1.20% Class B         $ 8.94            --                 --             --       (10.60)%
      Highest contract charge 1.90% Class B        $ 8.60            --                 --             --       (11.34)%
      All contract charges                             --        14,016           $123,318           0.14%
2010  Lowest contract charge 0.50% Class B         $10.31            --                 --             --        23.62%
      Highest contract charge 1.90% Class B        $ 9.70            --                 --             --        21.86%
      All contract charges                             --        13,485           $133,212           0.19%
2009  Lowest contract charge 0.50% Class B         $ 8.34            --                 --             --        27.51%
      Highest contract charge 1.90% Class B        $ 7.96            --                 --             --        25.69%
      All contract charges                             --        12,629           $101,917           1.03%
2008  Lowest contract charge 0.50% Class B         $ 6.54                                                       (33.67)%
      Highest contract charge 1.90% Class B        $ 6.33                                                       (34.61)%
      All contract charges                             --        11,658           $ 74,460           1.06%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.40            --                 --             --        12.87%
      Highest contract charge 1.70% Class A (l)    $12.22            --                 --             --        11.70%
      All contract charges                             --         2,719           $ 33,523           1.53%
2011  Lowest contract charge 0.65% Class A (q)     $10.10            --                 --             --        (6.57)%
      Highest contract charge 1.70% Class A (l)    $10.94            --                 --             --        (4.54)%
      All contract charges                             --         2,342           $ 25,770           1.26%
2010  Lowest contract charge 1.30% Class A (l)     $11.51            --                 --             --        11.10%
      Highest contract charge 1.70% Class A (l)    $11.46            --                 --             --        10.62%
      All contract charges                             --         1,070           $ 12,298           1.30%
2009  Lowest contract charge 1.30% Class A (l)     $10.36            --                 --             --         0.68%
      Highest contract charge 1.70% Class A (l)    $10.36            --                 --             --         0.68%
      All contract charges                             --            --           $      3           2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $24.55            --                 --             --        12.56%
      Highest contract charge 1.90% Class B        $21.11            --                 --             --        11.46%
      All contract charges                             --        52,872           $864,580           1.53%
2011  Lowest contract charge 0.95% Class B         $21.81            --                 --             --        (4.05)%
      Highest contract charge 1.90% Class B        $18.94            --                 --             --        (4.92)%
      All contract charges                             --        56,317           $826,492           1.26%
2010  Lowest contract charge 0.50% Class B         $24.18            --                 --             --        11.74%
      Highest contract charge 1.90% Class B        $19.92            --                 --             --        10.12%
      All contract charges                             --        54,746           $848,219           1.30%
2009  Lowest contract charge 0.50% Class B         $21.64            --                 --             --        29.60%
      Highest contract charge 1.90% Class B        $18.09            --                 --             --        27.82%
      All contract charges                             --        52,534           $745,364           2.75%
2008  Lowest contract charge 0.50% Class B         $16.70            --                 --             --       (36.86)%
      Highest contract charge 1.90% Class B        $14.15            --                 --             --       (37.77)%
      All contract charges                             --        46,485           $522,247           1.73%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.31            --                 --             --        16.24%
      Highest contract charge 1.70% Class A (l)    $13.14            --                 --             --        15.77%
      All contract charges                             --           439           $  5,807           2.13%
2011  Lowest contract charge 1.30% Class A (l)     $11.45            --                 --             --        (1.46)%
      Highest contract charge 1.70% Class A (l)    $11.35            --                 --             --        (1.90)%
      All contract charges                             --           221           $  2,525           1.90%
2010  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        14.48%
      Highest contract charge 1.70% Class A (l)    $11.57            --                 --             --        14.10%
      All contract charges                             --            77           $    889           2.49%
2009  Lowest contract charge 1.30% Class A (l)     $10.15            --                 --             --        (0.39)%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --        (0.39)%
      All contract charges                             --            --                 --           2.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $ 7.03            --                 --             --        16.58%
      Highest contract charge 1.90% Class B        $ 6.13            --                 --             --        15.44%
      All contract charges                             --        53,849           $285,945           2.13%
2011  Lowest contract charge 0.95% Class B         $ 6.03            --                 --             --        (1.31)%
      Highest contract charge 1.90% Class B        $ 5.31            --                 --             --        (2.39)%
      All contract charges                             --        46,896           $212,989           1.90%
2010  Lowest contract charge 0.50% Class B         $ 6.45            --                 --             --        15.18%
      Highest contract charge 1.90% Class B        $ 5.44            --                 --             --        13.57%
      All contract charges                             --        45,605           $214,535           2.49%
2009  Lowest contract charge 0.50% Class B         $ 5.60            --                 --             --        10.97%
      Highest contract charge 1.90% Class B        $ 4.79            --                 --             --         9.34%
      All contract charges                             --        43,320           $182,082           2.55%
2008  Lowest contract charge 0.50% Class B         $ 5.05            --                 --             --       (32.67)%
      Highest contract charge 1.90% Class B        $ 4.38            --                 --             --       (33.54)%
      All contract charges                             --        39,344           $157,390           2.44%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 9.00            --                 --             --        15.24%
      Highest contract charge 1.80% Class B        $ 8.30            --                 --             --        14.64%
      All contract charges                             --         4,542           $ 47,200           0.98%
2011  Lowest contract charge 1.20% Class B         $ 7.81            --                 --             --        (0.89)%
      Highest contract charge 1.80% Class B        $ 7.24            --                 --             --        (1.50)%
      All contract charges                             --         4,681           $ 42,315           0.35%
2010  Lowest contract charge 0.50% Class B         $ 8.54            --                 --             --        11.93%
      Highest contract charge 1.90% Class B        $ 7.27            --                 --             --        10.49%
      All contract charges                             --         5,101           $ 46,879           0.05%
2009  Lowest contract charge 0.50% Class B         $ 7.63            --                 --             --        30.12%
      Highest contract charge 1.90% Class B        $ 6.58            --                 --             --        28.35%
      All contract charges                             --         5,534           $ 45,654           0.24%
2008  Lowest contract charge 0.50% Class B         $ 5.86            --                 --             --       (45.44)%
      Highest contract charge 1.90% Class B        $ 5.13            --                 --             --       (46.23)%
      All contract charges                             --         5,674           $ 36,090           0.30%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.23            --                 --             --        15.88%
      Highest contract charge 1.70% Class A (l)    $14.05            --                 --             --        15.35%
      All contract charges                             --           146           $  2,073           0.89%
2011  Lowest contract charge 1.30% Class A (l)     $12.28            --                 --             --         2.85%
      Highest contract charge 1.70% Class A (l)    $12.18            --                 --             --         2.53%
      All contract charges                             --            90           $  1,098           0.71%
2010  Lowest contract charge 1.30% Class A (l)     $11.94            --                 --             --        14.59%
      Highest contract charge 1.70% Class A (l)    $11.88            --                 --             --        14.12%
      All contract charges                             --            50           $    602           0.74%
2009  Lowest contract charge 1.30% Class A (l)     $10.42            --                 --             --         1.56%
      Highest contract charge 1.70% Class A (l)    $10.41            --                 --             --         1.56%
      All contract charges                             --            --                 --           1.14%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $14.52            --                 --             --        16.25%
      Highest contract charge 1.90% Class B        $12.73            --                 --             --        15.20%
      All contract charges                             --        63,706           $880,226           0.89%
2011  Lowest contract charge 0.95% Class B         $12.49            --                 --             --         3.05%
      Highest contract charge 1.90% Class B        $11.05            --                 --             --         2.03%
      All contract charges                             --        69,996           $835,757           0.71%
2010  Lowest contract charge 0.50% Class B         $12.78            --                 --             --        15.24%
      Highest contract charge 1.90% Class B        $10.83            --                 --             --        13.64%
      All contract charges                             --        77,666           $904,589           0.74%
2009  Lowest contract charge 0.50% Class B         $11.09            --                 --             --        30.79%
      Highest contract charge 1.90% Class B        $ 9.53            --                 --             --        29.02%
      All contract charges                             --        86,472           $882,191           1.14%
2008  Lowest contract charge 0.50% Class B         $ 8.48            --                 --             --       (39.94)%
      Highest contract charge 1.90% Class B        $ 7.39            --                 --             --       (40.83)%
      All contract charges                             --        96,287           $757,787           0.91%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)    $ 13.43             --                 --            --        14.10%
      Highest contract charge 1.70% Class A (l)   $ 13.26             --                 --            --        13.62%
      All contract charges                             --            224         $    2,984          1.55%
2011  Lowest contract charge 1.30% Class A (l)    $ 11.77             --                 --            --        (0.59)%
      Highest contract charge 1.70% Class A (l)   $ 11.67             --                 --            --        (0.93)%
      All contract charges                             --            166         $    1,957          1.24%
2010  Lowest contract charge 1.30% Class A (l)    $ 11.84             --                 --            --        14.73%
      Highest contract charge 1.70% Class A (l)   $ 11.78             --                 --            --        14.15%
      All contract charges                             --             93         $    1,103          1.26%
2009  Lowest contract charge 1.30% Class A (l)    $ 10.32             --                 --            --         0.39%
      Highest contract charge 1.70% Class A (l)   $ 10.32             --                 --            --         0.39%
      All contract charges                             --             --                 --          1.80%
EQ/COMMON STOCK INDEX(I)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B        $287.29             --                 --            --        14.49%
      Highest contract charge 1.90% Class B       $201.30             --                 --            --        13.40%
      All contract charges                             --         32,160         $  746,833          1.55%
2011  Lowest contract charge 0.95% Class B        $250.92             --                 --            --        (0.42)%
      Highest contract charge 1.90% Class B       $177.52             --                 --            --        (1.38)%
      All contract charges                             --         34,703         $  717,818          1.24%
2010  Lowest contract charge 0.50% Class B        $295.18             --                 --            --        15.29%
      Highest contract charge 1.90% Class B       $180.00             --                 --            --        13.67%
      All contract charges                             --         38,136         $  803,765          1.26%
2009  Lowest contract charge 0.50% Class B        $256.03             --                 --            --        27.69%
      Highest contract charge 1.90% Class B       $158.35             --                 --            --        25.90%
      All contract charges                             --         41,528         $  776,118          1.80%
2008  Lowest contract charge 0.50% Class B        $200.52             --                 --            --       (44.08)%
      Highest contract charge 1.90% Class B       $125.78             --                 --            --       (44.87)%
      All contract charges                             --         40,142         $  617,520          1.63%
EQ/CORE BOND INDEX(G)
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B        $ 10.41             --                 --            --         2.46%
      Highest contract charge 1.90% Class B       $ 13.39             --                 --            --         1.21%
      All contract charges                             --        104,051         $1,241,073          1.47%
2011  Lowest contract charge 0.65% Class B        $ 10.16             --                 --            --         4.21%
      Highest contract charge 1.90% Class B       $ 13.23             --                 --            --         2.80%
      All contract charges                             --         97,647         $1,156,460          1.89%
2010  Lowest contract charge 0.50% Class B        $ 15.47             --                 --            --         5.24%
      Highest contract charge 1.90% Class B       $ 12.87             --                 --            --         3.79%
      All contract charges                             --         94,923         $1,102,809          2.24%
2009  Lowest contract charge 0.50% Class B        $ 14.70             --                 --            --         2.17%
      Highest contract charge 1.90% Class B       $ 12.40             --                 --            --         0.76%
      All contract charges                             --         89,630         $1,013,962          2.61%
2008  Lowest contract charge 0.50% Class B        $ 14.39             --                 --            --        (9.38)%
      Highest contract charge 1.90% Class B       $ 12.31             --                 --            --       (10.67)%
      All contract charges                             --         80,413         $  913,345          4.06%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)    $ 11.84             --                 --            --        10.45%
      Highest contract charge 1.70% Class A (l)   $ 11.69             --                 --            --         9.97%
      All contract charges                             --            783         $    9,227          0.84%
2011  Lowest contract charge 1.30% Class A (l)    $ 10.72             --                 --            --        (5.72)%
      Highest contract charge 1.70% Class A (l)   $ 10.63             --                 --            --        (6.01)%
      All contract charges                             --            728         $    7,778          0.31%
2010  Lowest contract charge 1.30% Class A (l)    $ 11.37             --                 --            --        10.60%
      Highest contract charge 1.70% Class A (l)   $ 11.31             --                 --            --        10.13%
      All contract charges                             --            348         $    3,958          0.81%
2009  Lowest contract charge 1.30% Class A (l)    $ 10.28             --                 --            --         1.48%
      Highest contract charge 1.70% Class A (l)   $ 10.27             --                 --            --         1.48%
      All contract charges                             --             --         $        7          1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $10.23             --                 --            --        10.83%
      Highest contract charge 1.90% Class B        $ 9.63             --                 --            --         9.81%
      All contract charges                             --         30,971         $  306,204          0.84%
2011  Lowest contract charge 0.95% Class B         $ 9.23             --                 --            --        (5.62)%
      Highest contract charge 1.90% Class B        $ 8.77             --                 --            --        (6.50)%
      All contract charges                             --         34,132         $  306,088          0.31%
2010  Lowest contract charge 0.50% Class B         $ 9.97             --                 --            --        11.27%
      Highest contract charge 1.90% Class B        $ 9.38             --                 --            --         9.71%
      All contract charges                             --         37,420         $  357,290          0.81%
2009  Lowest contract charge 0.50% Class B         $ 8.96             --                 --            --        32.03%
      Highest contract charge 1.90% Class B        $ 8.55             --                 --            --        30.18%
      All contract charges                             --         39,080         $  338,925          1.73%
2008  Lowest contract charge 0.50% Class B         $ 6.79             --                 --            --       (39.54)%
      Highest contract charge 1.90% Class B        $ 6.57             --                 --            --       (40.38)%
      All contract charges                             --         36,597         $  242,910          0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.27             --                 --            --        13.71%
      Highest contract charge 1.70% Class A (l)    $13.10             --                 --            --        13.22%
      All contract charges                             --          1,409         $   18,588          1.70%
2011  Lowest contract charge 1.30% Class A (l)     $11.67             --                 --            --         0.52%
      Highest contract charge 1.70% Class A (l)    $11.57             --                 --            --         0.09%
      All contract charges                             --          1,156         $   13,434          1.45%
2010  Lowest contract charge 1.30% Class A (l)     $11.61             --                 --            --        13.16%
      Highest contract charge 1.70% Class A (l)    $11.56             --                 --            --        12.67%
      All contract charges                             --            501         $    5,807          1.43%
2009  Lowest contract charge 1.30% Class A (l)     $10.26             --                 --            --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.26             --                 --            --         0.10%
      All contract charges                             --              3         $       34          1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B         $12.75             --                 --            --        14.56%
      Highest contract charge 1.90% Class B        $27.54             --                 --            --        13.01%
      All contract charges                             --         67,948         $1,276,485          1.70%
2011  Lowest contract charge 0.95% Class B         $28.94             --                 --            --         0.56%
      Highest contract charge 1.90% Class B        $24.37             --                 --            --        (0.41)%
      All contract charges                             --         68,631         $1,153,634          1.45%
2010  Lowest contract charge 0.50% Class B         $31.06             --                 --            --        13.81%
      Highest contract charge 1.90% Class B        $24.47             --                 --            --        12.20%
      All contract charges                             --         73,975         $1,249,931          1.43%
2009  Lowest contract charge 0.50% Class B         $27.29             --                 --            --        25.25%
      Highest contract charge 1.90% Class B        $21.81             --                 --            --        23.48%
      All contract charges                             --         75,725         $1,151,603          1.96%
2008  Lowest contract charge 0.50% Class B         $21.79             --                 --            --       (37.64)%
      Highest contract charge 1.90% Class B        $17.66             --                 --            --       (38.51)%
      All contract charges                             --         71,841         $  912,729          1.72%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.05             --                 --            --        13.14%
      Highest contract charge 1.90% Class B        $15.28             --                 --            --        12.02%
      All contract charges                             --         72,761         $1,038,844          0.60%
2011  Lowest contract charge 0.95% Class B         $15.07             --                 --            --        (7.03)%
      Highest contract charge 1.90% Class B        $13.64             --                 --            --        (7.96)%
      All contract charges                             --         81,896         $1,038,983          0.26%
2010  Lowest contract charge 0.50% Class B         $16.92             --                 --            --        14.71%
      Highest contract charge 1.90% Class B        $14.82             --                 --            --        13.04%
      All contract charges                             --         93,768         $1,288,091          0.28%
2009  Lowest contract charge 0.50% Class B         $14.75             --                 --            --        27.15%
      Highest contract charge 1.90% Class B        $13.11             --                 --            --        25.42%
      All contract charges                             --        108,738         $1,316,635          0.85%
2008  Lowest contract charge 0.50% Class B         $11.60             --                 --            --       (40.57)%
      Highest contract charge 1.90% Class B        $10.45             --                 --            --       (41.46)%
      All contract charges                             --        118,651         $1,143,520          0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.32             --                 --            --         9.80%
      Highest contract charge 1.70% Class A (l)    $12.16             --                 --            --         9.25%
      All contract charges                             --            133         $    1,638          3.26%
2011  Lowest contract charge 1.30% Class A (l)     $11.22             --                 --            --        (0.97)%
      Highest contract charge 1.70% Class A (l)    $11.13             --                 --            --        (1.33)%
      All contract charges                             --             93         $    1,047          3.36%
2010  Lowest contract charge 1.30% Class A (l)     $11.33             --                 --            --        10.11%
      Highest contract charge 1.70% Class A (l)    $11.28             --                 --            --         9.73%
      All contract charges                             --             62         $      703          2.96%
2009  Lowest contract charge 1.30% Class A (l)     $10.29             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.28             --                 --            --         0.19%
      All contract charges                             --             --                 --          5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $11.10             --                 --            --        10.23%
      Highest contract charge 1.80% Class B        $10.51             --                 --            --         9.25%
      All contract charges                             --         58,584         $  627,808          3.26%
2011  Lowest contract charge 0.95% Class B         $10.07             --                 --            --        (0.89)%
      Highest contract charge 1.80% Class B        $ 9.62             --                 --            --        (1.74)%
      All contract charges                             --         53,542         $  523,704          3.36%
2010  Lowest contract charge 0.50% Class B         $10.36             --                 --            --        10.68%
      Highest contract charge 1.90% Class B        $ 9.75             --                 --            --         9.18%
      All contract charges                             --         54,951         $  545,194          2.96%
2009  Lowest contract charge 0.50% Class B         $ 9.36             --                 --            --        29.97%
      Highest contract charge 1.90% Class B        $ 8.93             --                 --            --        28.10%
      All contract charges                             --         65,970         $  596,850          5.95%
2008  Lowest contract charge 0.50% Class B         $ 7.20             --                 --            --       (32.20)%
      Highest contract charge 1.90% Class B        $ 6.97             --                 --            --       (33.11)%
      All contract charges                             --         60,463         $  425,663          6.36%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.96             --                 --            --        13.15%
      Highest contract charge 1.70% Class A (l)    $11.81             --                 --            --        12.80%
      All contract charges                             --            101         $    1,186          1.75%
2011  Lowest contract charge 1.30% Class A (l)     $10.57             --                 --            --        (5.37)%
      Highest contract charge 1.70% Class A (l)    $10.47             --                 --            --        (5.85)%
      All contract charges                             --             89         $      940          1.78%
2010  Lowest contract charge 1.30% Class A (l)     $11.17             --                 --            --         9.19%
      Highest contract charge 1.70% Class A (l)    $11.12             --                 --            --         8.70%
      All contract charges                             --             40         $      455          1.99%
2009  Lowest contract charge 1.30% Class A (l)     $10.23             --                 --            --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.23             --                 --            --         0.29%
      All contract charges                             --             --         $        2          2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.70%*
2012  Lowest contract charge 1.15% Class B         $ 8.82             --                 --            --        13.37%
      Highest contract charge 1.70% Class B        $ 8.55             --                 --            --        12.80%
      All contract charges                             --        146,245         $1,264,387          1.75%
2011  Lowest contract charge 1.15% Class B         $ 7.78             --                 --            --        (5.58)%
      Highest contract charge 1.90% Class B        $ 7.51             --                 --            --        (6.24)%
      All contract charges                             --        158,716         $1,214,424          1.78%
2010  Lowest contract charge 0.50% Class B         $ 8.43             --                 --            --         9.77%
      Highest contract charge 1.90% Class B        $ 8.01             --                 --            --         8.24%
      All contract charges                             --        169,484         $1,377,768          1.99%
2009  Lowest contract charge 0.50% Class B         $ 7.68             --                 --            --        27.78%
      Highest contract charge 1.90% Class B        $ 7.40             --                 --            --        26.04%
      All contract charges                             --        179,402         $1,341,290          2.46%
2008  Lowest contract charge 0.50% Class B         $ 6.01             --                 --            --       (37.20)%
      Highest contract charge 1.90% Class B        $ 5.87             --                 --            --       (38.08)%
      All contract charges                             --        168,583         $  996,068          5.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.51            --                 --             --         3.88%
      Highest contract charge 1.70% Class A (l)    $11.36            --                 --             --         3.46%
      All contract charges                             --           440           $  5,036             --
2011  Lowest contract charge 1.30% Class A (l)     $11.08            --                 --             --         0.27%
      Highest contract charge 1.70% Class A (l)    $10.98            --                 --             --        (0.09)%
      All contract charges                             --           360           $  3,979           0.19%
2010  Lowest contract charge 1.30% Class A (l)     $11.05            --                 --             --         8.55%
      Highest contract charge 1.70% Class A (l)    $10.99            --                 --             --         7.96%
      All contract charges                             --           163           $  1,798             --
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.69%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.69%
      All contract charges                             --            --                 --             --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $13.44            --                 --             --         4.27%
      Highest contract charge 1.80% Class B        $12.58            --                 --             --         3.37%
      All contract charges                             --        15,180           $195,359             --
2011  Lowest contract charge 0.95% Class B         $12.89            --                 --             --         0.39%
      Highest contract charge 1.90% Class B        $12.09            --                 --             --        (0.58)%
      All contract charges                             --        16,273           $201,854           0.19%
2010  Lowest contract charge 0.50% Class B         $13.17            --                 --             --         9.02%
      Highest contract charge 1.90% Class B        $12.16            --                 --             --         7.61%
      All contract charges                             --        14,455           $179,603             --
2009  Lowest contract charge 0.50% Class B         $12.08            --                 --             --        16.01%
      Highest contract charge 1.90% Class B        $11.30            --                 --             --        14.41%
      All contract charges                             --        11,998           $137,992             --
2008  Lowest contract charge 0.50% Class B         $10.41            --                 --             --       (14.25)%
      Highest contract charge 1.90% Class B        $ 9.88            --                 --             --       (15.48)%
      All contract charges                             --        11,081           $111,017           0.50%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.98            --                 --             --        17.11%
      Highest contract charge 1.70% Class A (l)    $15.24            --                 --             --        15.89%
      All contract charges                             --         3,453           $ 53,054           1.24%
2011  Lowest contract charge 0.65% Class A (q)     $10.23            --                 --             --        (5.45)%
      Highest contract charge 1.70% Class A (l)    $13.15            --                 --             --        (4.92)%
      All contract charges                             --         2,853           $ 37,738           0.08%
2010  Lowest contract charge 1.30% Class A (l)     $13.89            --                 --             --        31.16%
      Highest contract charge 1.70% Class A (l)    $13.83            --                 --             --        30.72%
      All contract charges                             --         1,235           $ 17,130           0.37%
2009  Lowest contract charge 1.30% Class A (l)     $10.59            --                 --             --         1.53%
      Highest contract charge 1.70% Class A (l)    $10.58            --                 --             --         1.44%
      All contract charges                             --             2           $     23           0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B         $42.54            --                 --             --        16.45%
      Highest contract charge 1.90% Class B        $35.76            --                 --             --        15.62%
      All contract charges                             --        20,092           $853,490           1.24%
2011  Lowest contract charge 1.20% Class B         $36.53            --                 --             --        (4.65)%
      Highest contract charge 1.90% Class B        $30.93            --                 --             --        (5.33)%
      All contract charges                             --        21,292           $777,514           0.08%
2010  Lowest contract charge 0.50% Class B         $44.89            --                 --             --        31.99%
      Highest contract charge 1.90% Class B        $32.67            --                 --             --        30.11%
      All contract charges                             --        22,302           $855,090           0.37%
2009  Lowest contract charge 0.50% Class B         $34.01            --                 --             --        40.72%
      Highest contract charge 1.90% Class B        $25.11            --                 --             --        38.78%
      All contract charges                             --        21,145           $619,879           0.44%
2008  Lowest contract charge 0.50% Class B         $24.17            --                 --             --       (30.98)%
      Highest contract charge 1.90% Class B        $18.09            --                 --             --       (31.99)%
      All contract charges                             --        18,794           $392,717           0.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.96            --                  --            --         2.43%
      Highest contract charge 1.70% Class A (l)    $10.82            --                  --            --         1.98%
      All contract charges                             --           420          $    4,579          1.41%
2011  Lowest contract charge 1.30% Class A (l)     $10.70            --                  --            --         3.28%
      Highest contract charge 1.70% Class A (l)    $10.61            --                  --            --         2.91%
      All contract charges                             --           350          $    3,728          3.36%
2010  Lowest contract charge 1.30% Class A (l)     $10.36            --                  --            --         5.18%
      Highest contract charge 1.70% Class A (l)    $10.31            --                  --            --         4.67%
      All contract charges                             --           140          $    1,442          2.92%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.85            --                  --            --        (1.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.85            --                  --            --        (1.70)%
      All contract charges                             --             2          $       15          0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.90            --                  --            --         2.79%
      Highest contract charge 1.90% Class B        $12.03            --                  --            --         1.78%
      All contract charges                             --        39,823          $  493,953          1.41%
2011  Lowest contract charge 0.95% Class B         $12.55            --                  --            --         3.38%
      Highest contract charge 1.90% Class B        $11.82            --                  --            --         2.43%
      All contract charges                             --        41,863          $  508,159          3.36%
2010  Lowest contract charge 0.50% Class B         $12.43            --                  --            --         5.79%
      Highest contract charge 1.90% Class B        $11.54            --                  --            --         4.25%
      All contract charges                             --        40,077          $  473,013          2.92%
2009  Lowest contract charge 0.50% Class B         $11.75            --                  --            --         1.49%
      Highest contract charge 1.90% Class B        $11.07            --                  --            --         0.07%
      All contract charges                             --        36,747          $  414,061          0.80%
2008  Lowest contract charge 0.50% Class B         $11.58            --                  --            --         5.95%
      Highest contract charge 1.90% Class B        $11.06            --                  --            --         4.44%
      All contract charges                             --        36,828          $  413,319         19.53%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.23            --                  --            --        15.53%
      Highest contract charge 1.70% Class A (l)    $11.09            --                  --            --        15.04%
      All contract charges                             --           344          $    3,855          1.40%
2011  Lowest contract charge 1.30% Class A (l)     $ 9.72            --                  --            --       (13.21)%
      Highest contract charge 1.70% Class A (l)    $ 9.64            --                  --            --       (13.54)%
      All contract charges                             --           304          $    2,952          1.70%
2010  Lowest contract charge 1.30% Class A (l)     $11.20            --                  --            --        10.24%
      Highest contract charge 1.70% Class A (l)    $11.15            --                  --            --         9.74%
      All contract charges                             --           174          $    1,953          1.10%
2009  Lowest contract charge 1.30% Class A (l)     $10.16            --                  --            --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $10.16            --                  --            --         0.00%
      All contract charges                             --             2          $       29          1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.21            --                  --            --        15.86%
      Highest contract charge 1.90% Class B        $16.57            --                  --            --        14.75%
      All contract charges                             --        42,150          $  893,065          1.40%
2011  Lowest contract charge 0.95% Class B         $16.58            --                  --            --       (13.15)%
      Highest contract charge 1.90% Class B        $14.44            --                  --            --       (13.95)%
      All contract charges                             --        46,594          $  856,342          1.70%
2010  Lowest contract charge 0.50% Class B         $20.28            --                  --            --        10.88%
      Highest contract charge 1.90% Class B        $16.78            --                  --            --         9.32%
      All contract charges                             --        53,486          $1,134,438          1.10%
2009  Lowest contract charge 0.50% Class B         $18.29            --                  --            --        49.30%
      Highest contract charge 1.90% Class B        $15.35            --                  --            --        47.16%
      All contract charges                             --        58,787          $1,130,770          1.33%
2008  Lowest contract charge 0.50% Class B         $12.25            --                  --            --       (57.55)%
      Highest contract charge 1.90% Class B        $10.43            --                  --            --       (58.15)%
      All contract charges                             --        53,574          $  696,118          0.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.65% to 1.90%*
2012  Lowest contract charge 0.65% Class B         $10.22            --                 --             --         0.29%
      Highest contract charge 1.90% Class B        $18.54            --                 --             --        (0.91)%
      All contract charges                             --        33,728           $440,306           0.24%
2011  Lowest contract charge 0.95% Class B         $22.86            --                 --             --         4.34%
      Highest contract charge 1.90% Class B        $18.71            --                 --             --         3.26%
      All contract charges                             --        33,208           $447,386           0.43%
2010  Lowest contract charge 0.50% Class B         $23.97            --                 --             --         3.72%
      Highest contract charge 1.90% Class B        $18.12            --                 --             --         2.26%
      All contract charges                             --        28,642           $391,601           1.22%
2009  Lowest contract charge 0.50% Class B         $23.11            --                 --             --        (2.76)%
      Highest contract charge 1.90% Class B        $17.72            --                 --             --        (4.11)%
      All contract charges                             --        26,434           $369,725           1.00%
2008  Lowest contract charge 0.50% Class B         $23.77            --                 --             --         3.08%
      Highest contract charge 1.90% Class B        $18.48            --                 --             --         1.59%
      All contract charges                             --        26,853           $401,655           3.71%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.27            --                 --             --        14.75%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --        14.32%
      All contract charges                             --           250           $  2,555           1.44%
2011  Lowest contract charge 1.30% Class A (l)     $ 8.95            --                 --             --       (17.74)%
      Highest contract charge 1.70% Class A (l)    $ 8.87            --                 --             --       (18.10)%
      All contract charges                             --           267           $  2,376           2.70%
2010  Lowest contract charge 1.30% Class A (l)     $10.88            --                 --             --         8.04%
      Highest contract charge 1.70% Class A (l)    $10.83            --                 --             --         7.55%
      All contract charges                             --           189           $  2,052           1.80%
2009  Lowest contract charge 1.30% Class A (l)     $10.07            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.07            --                 --             --        (0.10)%
      All contract charges                             --            --                 --           3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $12.84            --                 --             --        15.26%
      Highest contract charge 1.90% Class B        $11.25            --                 --             --        14.10%
      All contract charges                             --        47,756           $629,076           1.44%
2011  Lowest contract charge 0.95% Class B         $11.14            --                 --             --       (17.73)%
      Highest contract charge 1.90% Class B        $ 9.86            --                 --             --       (18.51)%
      All contract charges                             --        52,811           $606,445           2.70%
2010  Lowest contract charge 0.50% Class B         $14.28            --                 --             --         8.68%
      Highest contract charge 1.90% Class B        $12.10            --                 --             --         7.17%
      All contract charges                             --        56,037           $784,792           1.80%
2009  Lowest contract charge 0.50% Class B         $13.14            --                 --             --        34.62%
      Highest contract charge 1.90% Class B        $11.29            --                 --             --        32.72%
      All contract charges                             --        59,216           $769,256           3.14%
2008  Lowest contract charge 0.50% Class B         $ 9.76            --                 --             --       (45.11)%
      Highest contract charge 1.90% Class B        $ 8.51            --                 --             --       (45.90)%
      All contract charges                             --        57,050           $554,312           1.49%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $ 9.90            --                 --             --        15.52%
      Highest contract charge 1.70% Class A (l)    $10.25            --                 --             --        14.27%
      All contract charges                             --           244           $  2,520           3.00%
2011  Lowest contract charge 0.65% Class A (q)     $ 8.57            --                 --             --       (15.48)%
      Highest contract charge 1.70% Class A (l)    $ 8.97            --                 --             --       (13.42)%
      All contract charges                             --           184           $  1,657           2.76%
2010  Lowest contract charge 1.30% Class A (l)     $10.41            --                 --             --         4.10%
      Highest contract charge 1.70% Class A (l)    $10.36            --                 --             --         3.70%
      All contract charges                             --           102           $  1,062           2.24%
2009  Lowest contract charge 1.30% Class A (l)     $10.00            --                 --             --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $ 9.99            --                 --             --        (0.20)%
      All contract charges                             --            --                 --           2.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $13.71            --                 --             --        15.11%
      Highest contract charge 1.90% Class B        $11.56            --                 --             --        14.12%
      All contract charges                             --        44,508           $553,783           3.00%
2011  Lowest contract charge 0.95% Class B         $11.91            --                 --             --       (13.00)%
      Highest contract charge 1.90% Class B        $10.13            --                 --             --       (13.86)%
      All contract charges                             --        48,085           $522,268           2.76%
2010  Lowest contract charge 0.50% Class B         $14.70            --                 --             --         4.63%
      Highest contract charge 1.90% Class B        $11.76            --                 --             --         3.16%
      All contract charges                             --        52,855           $663,562           2.24%
2009  Lowest contract charge 0.50% Class B         $14.05            --                 --             --        26.42%
      Highest contract charge 1.90% Class B        $11.40            --                 --             --        24.68%
      All contract charges                             --        58,111           $703,686           2.38%
2008  Lowest contract charge 0.50% Class B         $11.11            --                 --             --       (50.95)%
      Highest contract charge 1.90% Class B        $ 9.14            --                 --             --       (51.67)%
      All contract charges                             --        62,852           $607,988           2.73%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (n)     $10.63            --                 --             --        16.30%
      Highest contract charge 1.70% Class A (n)    $10.50            --                 --             --        15.89%
      All contract charges                             --           302           $  3,191           2.92%
2011  Lowest contract charge 1.30% Class A (n)     $ 9.14            --                 --             --       (14.02)%
      Highest contract charge 1.70% Class A (n)    $ 9.06            --                 --             --       (14.37)%
      All contract charges                             --           251           $  2,293           2.55%
2010  Lowest contract charge 1.30% Class A (n)     $10.63            --                 --             --         6.30%
      Highest contract charge 1.70% Class A (n)    $10.58            --                 --             --         5.91%
      All contract charges                             --           125           $  1,330           2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $10.02            --                 --             --        15.97%
      Highest contract charge 1.70% Class A (l)    $ 9.89            --                 --             --        15.40%
      All contract charges                             --           371           $  3,701           1.78%
2011  Lowest contract charge 1.30% Class A (l)     $ 8.64            --                 --             --       (17.00)%
      Highest contract charge 1.70% Class A (l)    $ 8.57            --                 --             --       (17.36)%
      All contract charges                             --           354           $  3,054           1.92%
2010  Lowest contract charge 1.30% Class A (l)     $10.41            --                 --             --         4.94%
      Highest contract charge 1.70% Class A (l)    $10.37            --                 --             --         4.54%
      All contract charges                             --           291           $  3,029           0.76%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.92            --                 --             --        (0.40)%
      Highest contract charge 1.70% Class A (l)    $ 9.92            --                 --             --        (0.30)%
      All contract charges                             --             1           $      8           2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.22            --                 --             --        16.34%
      Highest contract charge 1.90% Class B        $16.52            --                 --             --        15.20%
      All contract charges                             --        37,289           $578,859           1.78%
2011  Lowest contract charge 0.95% Class B         $16.52            --                 --             --       (16.94)%
      Highest contract charge 1.90% Class B        $14.34            --                 --             --       (17.78)%
      All contract charges                             --        41,044           $550,880           1.92%
2010  Lowest contract charge 0.50% Class B         $21.16            --                 --             --         5.54%
      Highest contract charge 1.90% Class B        $17.44            --                 --             --         4.06%
      All contract charges                             --        45,360           $737,614           0.76%
2009  Lowest contract charge 0.50% Class B         $20.05            --                 --             --        29.61%
      Highest contract charge 1.90% Class B        $16.76            --                 --             --        27.81%
      All contract charges                             --        47,668           $743,266           2.07%
2008  Lowest contract charge 0.50% Class B         $15.47            --                 --             --       (43.29)%
      Highest contract charge 1.90% Class B        $13.11            --                 --             --       (44.09)%
      All contract charges                             --        48,585           $592,816           2.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.35            --                 --             --        15.23%
      Highest contract charge 1.70% Class A (l)    $12.10            --                 --             --        14.15%
      All contract charges                             --           292           $  3,573           0.95%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.85            --                 --             --        (8.46)%
      Highest contract charge 1.70% Class A (l)    $10.60            --                 --             --        (6.61)%
      All contract charges                             --           266           $  2,845           1.03%
2010  Lowest contract charge 1.30% Class A (l)     $11.41            --                 --             --        11.21%
      Highest contract charge 1.70% Class A (l)    $11.35            --                 --             --        10.62%
      All contract charges                             --           163           $  1,852           1.32%
2009  Lowest contract charge 1.30% Class A (l)     $10.26            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.26            --                 --             --         0.10%
      All contract charges                             --            --                 --           1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $15.34            --                 --             --        14.91%
      Highest contract charge 1.90% Class B        $13.19            --                 --             --        13.81%
      All contract charges                             --        17,582           $242,364           0.95%
2011  Lowest contract charge 0.95% Class B         $13.35            --                 --             --        (6.12)%
      Highest contract charge 1.90% Class B        $11.59            --                 --             --        (7.06)%
      All contract charges                             --        19,801           $238,926           1.03%
2010  Lowest contract charge 0.50% Class B         $15.13            --                 --             --        11.74%
      Highest contract charge 1.90% Class B        $12.47            --                 --             --        10.26%
      All contract charges                             --        21,596           $279,401           1.32%
2009  Lowest contract charge 0.50% Class B         $13.54            --                 --             --        31.69%
      Highest contract charge 1.90% Class B        $11.31            --                 --             --        29.73%
      All contract charges                             --        22,028           $258,292           1.48%
2008  Lowest contract charge 0.50% Class B         $10.28            --                 --             --       (40.09)%
      Highest contract charge 1.90% Class B        $ 8.72            --                 --             --       (40.88)%
      All contract charges                             --        23,322           $210,531           1.78%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $10.67            --                 --             --        13.87%
      Highest contract charge 1.90% Class B        $ 9.33            --                 --             --        12.82%
      All contract charges                             --        12,776           $137,932           1.12%
2011  Lowest contract charge 0.95% Class B         $ 9.37            --                 --             --        (5.16)%
      Highest contract charge 1.90% Class B        $ 8.27            --                 --             --        (6.02)%
      All contract charges                             --        14,134           $134,375           1.03%
2010  Lowest contract charge 0.50% Class B         $10.43            --                 --             --        13.62%
      Highest contract charge 1.90% Class B        $ 8.80            --                 --             --        11.96%
      All contract charges                             --        15,828           $158,846           1.00%
2009  Lowest contract charge 0.50% Class B         $ 9.18            --                 --             --        25.95%
      Highest contract charge 1.90% Class B        $ 7.86            --                 --             --        24.11%
      All contract charges                             --        17,342           $153,764           4.38%
2008  Lowest contract charge 0.50% Class B         $ 7.29            --                 --             --       (37.75)%
      Highest contract charge 1.90% Class B        $ 6.33            --                 --             --       (38.60)%
      All contract charges                             --        18,391           $129,337           0.34%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.67            --                 --             --        13.26%
      Highest contract charge 1.70% Class A (l)    $13.50            --                 --             --        12.78%
      All contract charges                             --           408           $  5,559           1.20%
2011  Lowest contract charge 1.30% Class A (l)     $12.07            --                 --             --         1.26%
      Highest contract charge 1.70% Class A (l)    $11.97            --                 --             --         0.93%
      All contract charges                             --           320           $  3,850           0.88%
2010  Lowest contract charge 1.30% Class A (l)     $11.92            --                 --             --        14.73%
      Highest contract charge 1.70% Class A (l)    $11.86            --                 --             --        14.26%
      All contract charges                             --           155           $  1,848           0.97%
2009  Lowest contract charge 1.30% Class A (l)     $10.39            --                 --             --         0.97%
      Highest contract charge 1.70% Class A (l)    $10.38            --                 --             --         0.97%
      All contract charges                             --            --                 --           2.14%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $ 9.17            --                 --             --        13.63%
      Highest contract charge 1.90% Class B        $ 8.04            --                 --             --        12.45%
      All contract charges                             --        32,338           $348,856           1.20%
2011  Lowest contract charge 0.95% Class B         $ 8.07            --                 --             --         1.38%
      Highest contract charge 1.90% Class B        $ 7.15            --                 --             --         0.42%
      All contract charges                             --        34,122           $322,327           0.88%
2010  Lowest contract charge 0.50% Class B         $ 8.40            --                 --             --        15.38%
      Highest contract charge 1.90% Class B        $ 7.12            --                 --             --        13.74%
      All contract charges                             --        36,002           $332,558           0.97%
2009  Lowest contract charge 0.50% Class B         $ 7.28            --                 --             --        35.53%
      Highest contract charge 1.90% Class B        $ 6.26            --                 --             --        33.67%
      All contract charges                             --        39,652           $317,224           2.14%
2008  Lowest contract charge 0.50% Class B         $ 5.37            --                 --             --       (36.60)%
      Highest contract charge 1.90% Class B        $ 4.68            --                 --             --       (37.52)%
      All contract charges                             --        41,922           $248,887           0.14%
EQ/LARGE CAP GROWTH PLUS(T)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.43            --                 --             --        12.29%
      Highest contract charge 1.70% Class A (l)    $12.27            --                 --             --        11.75%
      All contract charges                             --           147           $  1,825           0.56%
2011  Lowest contract charge 1.30% Class A (l)     $11.07            --                 --             --        (4.57)%
      Highest contract charge 1.70% Class A (l)    $10.98            --                 --             --        (4.94)%
      All contract charges                             --           170           $  1,871           0.50%
2010  Lowest contract charge 1.30% Class A (l)     $11.60            --                 --             --        12.84%
      Highest contract charge 1.70% Class A (l)    $11.55            --                 --             --        12.46%
      All contract charges                             --            79           $    909           0.38%
2009  Lowest contract charge 1.30% Class A (l)     $10.28            --                 --             --         0.69%
      Highest contract charge 1.70% Class A (l)    $10.27            --                 --             --         0.59%
      All contract charges                             --            --                 --           1.31%
EQ/LARGE CAP GROWTH PLUS(T)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.90            --                 --             --        12.65%
      Highest contract charge 1.90% Class B        $15.39            --                 --             --        11.60%
      All contract charges                             --        33,585           $512,891           0.56%
2011  Lowest contract charge 0.95% Class B         $15.89            --                 --             --        (4.56)%
      Highest contract charge 1.90% Class B        $13.79            --                 --             --        (5.48)%
      All contract charges                             --        37,076           $505,607           0.50%
2010  Lowest contract charge 0.50% Class B         $17.71            --                 --             --        13.89%
      Highest contract charge 1.90% Class B        $14.59            --                 --             --        12.23%
      All contract charges                             --        17,859           $261,108           0.38%
2009  Lowest contract charge 0.50% Class B         $15.55            --                 --             --        34.19%
      Highest contract charge 1.90% Class B        $13.00            --                 --             --        32.35%
      All contract charges                             --        19,454           $252,641           1.31%
2008  Lowest contract charge 0.50% Class B         $11.59            --                 --             --       (38.55)%
      Highest contract charge 1.90% Class B        $ 9.82            --                 --             --       (39.42)%
      All contract charges                             --        19,719           $193,193           0.11%
EQ/LARGE CAP VALUE INDEX(U)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.18            --                 --             --        15.01%
      Highest contract charge 1.70% Class A (l)    $13.02            --                 --             --        14.61%
      All contract charges                             --           195           $  2,563           1.91%
2011  Lowest contract charge 1.30% Class A (l)     $11.46            --                 --             --        (1.38)%
      Highest contract charge 1.70% Class A (l)    $11.36            --                 --             --        (1.73)%
      All contract charges                             --           155           $  1,774           1.77%
2010  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        13.48%
      Highest contract charge 1.70% Class A (l)    $11.56            --                 --             --        12.89%
      All contract charges                             --            82           $    948           1.54%
2009  Lowest contract charge 1.30% Class A (l)     $10.24            --                 --             --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $10.24            --                 --             --         0.00%
      All contract charges                             --            --                 --           9.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE INDEX(U)
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 6.75             --                 --            --        15.19%
      Highest contract charge 1.80% Class B        $ 6.46             --                 --            --        14.34%
      All contract charges                             --         39,416         $  260,695          1.91%
2011  Lowest contract charge 1.20% Class B         $ 5.86             --                 --            --        (1.51)%
      Highest contract charge 1.80% Class B        $ 5.65             --                 --            --        (2.08)%
      All contract charges                             --         43,857         $  252,597          1.77%
2010  Lowest contract charge 0.50% Class B         $ 6.18             --                 --            --        14.02%
      Highest contract charge 1.90% Class B        $ 5.74             --                 --            --        12.55%
      All contract charges                             --         20,149         $  118,119          1.54%
2009  Lowest contract charge 0.50% Class B         $ 5.42             --                 --            --        18.55%
      Highest contract charge 1.90% Class B        $ 5.10             --                 --            --        17.01%
      All contract charges                             --         19,764         $  102,573          9.15%
2008  Lowest contract charge 0.50% Class B         $ 4.57             --                 --            --       (56.93)%
      Highest contract charge 1.90% Class B        $ 4.36             --                 --            --       (57.59)%
      All contract charges                             --         16,998         $   75,141          1.37%
EQ/LARGE CAP VALUE PLUS
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.26             --                 --            --        14.37%
      Highest contract charge 1.70% Class A (l)    $12.10             --                 --            --        13.83%
      All contract charges                             --            127         $    1,541          1.54%
2011  Lowest contract charge 1.30% Class A (l)     $10.72             --                 --            --        (6.05)%
      Highest contract charge 1.70% Class A (l)    $10.63             --                 --            --        (6.43)%
      All contract charges                             --            117         $    1,254          1.10%
2010  Lowest contract charge 1.30% Class A (l)     $11.41             --                 --            --        11.43%
      Highest contract charge 1.70% Class A (l)    $11.36             --                 --            --        11.05%
      All contract charges                             --            102         $    1,161          1.13%
2009  Lowest contract charge 1.30% Class A (l)     $10.24             --                 --            --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.23             --                 --            --        (0.10)%
      All contract charges                             --             --                 --          2.14%
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $14.19             --                 --            --        14.71%
      Highest contract charge 1.90% Class B        $12.28             --                 --            --        13.60%
      All contract charges                             --         80,831         $  983,911          1.54%
2011  Lowest contract charge 0.95% Class B         $12.37             --                 --            --        (5.93)%
      Highest contract charge 1.90% Class B        $10.81             --                 --            --        (6.81)%
      All contract charges                             --         91,140         $  971,826          1.10%
2010  Lowest contract charge 0.50% Class B         $13.95             --                 --            --        12.14%
      Highest contract charge 1.90% Class B        $11.60             --                 --            --        10.48%
      All contract charges                             --        102,373         $1,167,606          1.13%
2009  Lowest contract charge 0.50% Class B         $12.44             --                 --            --        19.87%
      Highest contract charge 1.90% Class B        $10.50             --                 --            --        18.20%
      All contract charges                             --        114,911         $1,181,003          2.14%
2008  Lowest contract charge 0.50% Class B         $10.38             --                 --            --       (43.62)%
      Highest contract charge 1.90% Class B        $ 8.88             --                 --            --       (44.43)%
      All contract charges                             --        128,632         $1,114,977          2.84%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $12.63             --                 --            --        13.99%
      Highest contract charge 1.70% Class B        $12.15             --                 --            --        13.45%
      All contract charges                             --         13,866         $  171,735          1.11%
2011  Lowest contract charge 1.20% Class B         $11.08             --                 --            --        (9.62)%
      Highest contract charge 1.90% Class B        $10.57             --                 --            --       (10.20)%
      All contract charges                             --         16,183         $  176,266          0.69%
2010  Lowest contract charge 0.50% Class B         $12.76             --                 --            --        13.42%
      Highest contract charge 1.90% Class B        $11.77             --                 --            --        11.78%
      All contract charges                             --         15,873         $  191,761          0.39%
2009  Lowest contract charge 0.50% Class B         $11.25             --                 --            --        24.86%
      Highest contract charge 1.90% Class B        $10.53             --                 --            --        23.16%
      All contract charges                             --         14,412         $  154,971          0.68%
2008  Lowest contract charge 0.50% Class B         $ 9.01             --                 --            --       (31.27)%
      Highest contract charge 1.90% Class B        $ 8.55             --                 --            --       (32.30)%
      All contract charges                             --          9,794         $   85,138          1.16%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.09            --                 --             --        18.18%
      Highest contract charge 1.70% Class A (l)    $11.93            --                 --             --        17.65%
      All contract charges                             --           454           $  5,463           0.99%
2011  Lowest contract charge 1.30% Class A (l)     $10.23            --                 --             --       (11.66)%
      Highest contract charge 1.70% Class A (l)    $10.14            --                 --             --       (12.06)%
      All contract charges                             --           334           $  3,412           0.64%
2010  Lowest contract charge 1.30% Class A (l)     $11.58            --                 --             --        13.75%
      Highest contract charge 1.70% Class A (l)    $11.53            --                 --             --        13.26%
      All contract charges                             --           126           $  1,453           0.98%
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.30%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.39%
      All contract charges                             --            --           $      3           1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $15.55            --                 --             --        18.25%
      Highest contract charge 1.80% Class B        $14.84            --                 --             --        17.59%
      All contract charges                             --        31,803           $398,332           0.99%
2011  Lowest contract charge 1.20% Class B         $13.15            --                 --             --       (11.74)%
      Highest contract charge 1.90% Class B        $12.54            --                 --             --       (12.43)%
      All contract charges                             --        30,869           $328,558           0.64%
2010  Lowest contract charge 0.50% Class B         $15.51            --                 --             --        14.38%
      Highest contract charge 1.90% Class B        $14.32            --                 --             --        12.76%
      All contract charges                             --        30,667           $376,915           0.98%
2009  Lowest contract charge 0.50% Class B         $13.56            --                 --             --        36.59%
      Highest contract charge 1.90% Class B        $12.70            --                 --             --        34.63%
      All contract charges                             --        25,119           $272,003           1.27%
2008  Lowest contract charge 0.50% Class B         $ 9.93            --                 --             --       (40.61)%
      Highest contract charge 1.90% Class B        $ 9.43            --                 --             --       (41.43)%
      All contract charges                             --        20,631           $168,007           0.99%
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.59            --                 --             --        15.52%
      Highest contract charge 1.70% Class A (l)    $14.40            --                 --             --        15.02%
      All contract charges                             --           367           $  5,340           0.99%
2011  Lowest contract charge 1.30% Class A (l)     $12.63            --                 --             --        (3.37)%
      Highest contract charge 1.70% Class A (l)    $12.52            --                 --             --        (3.77)%
      All contract charges                             --           302           $  3,804           0.61%
2010  Lowest contract charge 1.30% Class A (l)     $13.07            --                 --             --        24.36%
      Highest contract charge 1.70% Class A (l)    $13.01            --                 --             --        23.90%
      All contract charges                             --           185           $  2,418           0.74%
2009  Lowest contract charge 1.30% Class A (l)     $10.51            --                 --             --         1.45%
      Highest contract charge 1.70% Class A (l)    $10.50            --                 --             --         1.45%
      All contract charges                             --            --                 --           1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $13.36            --                 --             --        15.97%
      Highest contract charge 1.90% Class B        $11.87            --                 --             --        14.91%
      All contract charges                             --        50,957           $698,544           0.99%
2011  Lowest contract charge 0.95% Class B         $11.52            --                 --             --        (3.36)%
      Highest contract charge 1.90% Class B        $10.33            --                 --             --        (4.26)%
      All contract charges                             --        53,373           $632,975           0.61%
2010  Lowest contract charge 0.50% Class B         $12.49            --                 --             --        25.03%
      Highest contract charge 1.90% Class B        $10.79            --                 --             --        23.31%
      All contract charges                             --        59,447           $732,139           0.74%
2009  Lowest contract charge 0.50% Class B         $ 9.99            --                 --             --        35.67%
      Highest contract charge 1.90% Class B        $ 8.75            --                 --             --        33.76%
      All contract charges                             --        65,727           $652,650           1.09%
2008  Lowest contract charge 0.50% Class B         $ 7.36            --                 --             --       (49.55)%
      Highest contract charge 1.90% Class B        $ 6.54            --                 --             --       (50.27)%
      All contract charges                             --        67,946           $500,886           0.89%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MID CAP VALUE PLUS(A)(B)(C)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $13.35             --                 --            --        17.11%
      Highest contract charge 1.70% Class A (l)    $13.18             --                 --            --        16.64%
      All contract charges                             --             57         $      764          1.20%
2011  Lowest contract charge 1.30% Class A (l)     $11.40             --                 --            --       (10.31)%
      Highest contract charge 1.70% Class A (l)    $11.30             --                 --            --       (10.67)%
      All contract charges                             --             55         $      627          0.84%
2010  Lowest contract charge 1.30% Class A (l)     $12.71             --                 --            --        20.93%
      Highest contract charge 1.70% Class A (l)    $12.65             --                 --            --        20.48%
      All contract charges                             --             25         $      321          0.98%
2009  Lowest contract charge 1.30% Class A (l)     $10.51             --                 --            --         1.06%
      Highest contract charge 1.70% Class A (l)    $10.50             --                 --            --         1.06%
      All contract charges                             --             --                 --          1.69%
EQ/MID CAP VALUE PLUS(A)(B)(C)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $18.32             --                 --            --        17.51%
      Highest contract charge 1.90% Class B        $15.75             --                 --            --        16.32%
      All contract charges                             --         60,166         $  946,778          1.20%
2011  Lowest contract charge 0.95% Class B         $15.59             --                 --            --       (10.30)%
      Highest contract charge 1.90% Class B        $13.54             --                 --            --       (11.15)%
      All contract charges                             --         66,819         $  899,832          0.84%
2010  Lowest contract charge 0.50% Class B         $18.49             --                 --            --        21.81%
      Highest contract charge 1.90% Class B        $15.24             --                 --            --        20.19%
      All contract charges                             --         75,286         $1,136,423          0.98%
2009  Lowest contract charge 0.50% Class B         $15.18             --                 --            --        35.14%
      Highest contract charge 1.90% Class B        $12.68             --                 --            --        33.22%
      All contract charges                             --         88,122         $1,102,630          1.69%
2008  Lowest contract charge 0.50% Class B         $11.23             --                 --            --       (39.85)%
      Highest contract charge 1.90% Class B        $ 9.52             --                 --            --       (40.69)%
      All contract charges                             --         41,940         $  400,022          1.38%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $ 9.86             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.49             --                 --            --        (1.66)%
      All contract charges                             --          2,080         $   19,884            --
2011  Lowest contract charge 0.65% Class A (q)     $ 9.93             --                 --            --        (0.60)%
      Highest contract charge 1.70% Class A (l)    $ 9.65             --                 --            --        (1.73)%
      All contract charges                             --          4,907         $   47,537          0.01%
2010  Lowest contract charge 1.30% Class A (l)     $ 9.87             --                 --            --        (1.20)%
      Highest contract charge 1.70% Class A (l)    $ 9.82             --                 --            --        (1.60)%
      All contract charges                             --          2,179         $   21,441            --
2009  Lowest contract charge 1.30% Class A (l)     $ 9.99             --                 --            --         0.00%
      Highest contract charge 1.70% Class A (l)    $ 9.98             --                 --            --        (0.10)%
      All contract charges                             --             22         $      215            --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2012  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $24.30             --                 --            --        (1.94)%
      All contract charges                             --        180,902         $  645,099            --
2011  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $24.78             --                 --            --        (1.86)%
      All contract charges                             --         85,545         $  655,858          0.01%
2010  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         0.00%
      Highest contract charge 1.90% Class B        $25.25             --                 --            --        (1.90)%
      All contract charges                             --         65,197         $  653,462            --
2009  Lowest contract charge 0.00% Class B         $44.43             --                 --            --        (0.01)%
      Highest contract charge 1.90% Class B        $25.74             --                 --            --        (1.90)%
      All contract charges                             --         60,968         $  941,402            --
2008  Lowest contract charge 0.00% Class B         $44.43             --                 --            --         2.11%
      Highest contract charge 1.90% Class B        $26.24             --                 --            --         0.15%
      All contract charges                             --         90,924         $1,493,712          1.93%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.45            --                 --             --        11.16%
      Highest contract charge 1.70% Class A (l)    $12.29            --                 --             --        10.72%
      All contract charges                             --           664           $  8,235           0.84%
2011  Lowest contract charge 1.30% Class A (l)     $11.20            --                 --             --        (1.82)%
      Highest contract charge 1.70% Class A (l)    $11.10            --                 --             --         1.37%
      All contract charges                             --           665           $  7,428           0.52%
2010  Lowest contract charge 1.30% Class A (l)     $11.00            --                 --             --         7.00%
      Highest contract charge 1.70% Class A (l)    $10.95            --                 --             --         6.62%
      All contract charges                             --           458           $  5,029           0.56%
2009  Lowest contract charge 1.30% Class A (l)     $10.28            --                 --             --         0.98%
      Highest contract charge 1.70% Class A (l)    $10.27            --                 --             --         0.98%
      All contract charges                             --             1           $      6           0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B         $ 6.09            --                 --             --        11.13%
      Highest contract charge 1.80% Class B        $ 5.59            --                 --             --        10.47%
      All contract charges                             --        33,604           $164,631           0.84%
2011  Lowest contract charge 1.20% Class B         $ 5.48            --                 --             --         1.67%
      Highest contract charge 1.90% Class B        $ 4.99            --                 --             --         0.81%
      All contract charges                             --        34,861           $153,640           0.52%
2010  Lowest contract charge 0.50% Class B         $ 5.87            --                 --             --         7.71%
      Highest contract charge 1.90% Class B        $ 4.95            --                 --             --         6.22%
      All contract charges                             --        38,121           $169,152           0.56%
2009  Lowest contract charge 0.50% Class B         $ 5.45            --                 --             --        29.18%
      Highest contract charge 1.90% Class B        $ 4.66            --                 --             --        27.29%
      All contract charges                             --        41,296           $172,778           0.38%
2008  Lowest contract charge 0.50% Class B         $ 4.22            --                 --             --       (33.23)%
      Highest contract charge 1.90% Class B        $ 3.66            --                 --             --       (34.17)%
      All contract charges                             --        43,561           $143,894           0.26%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $10.38            --                 --             --         8.01%
      Highest contract charge 1.70% Class A (l)    $12.94            --                 --             --         6.94%
      All contract charges                             --         1,342           $ 17,512           0.44%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.61            --                 --             --       (11.35)%
      Highest contract charge 1.70% Class A (l)    $12.10            --                 --             --        (9.02)%
      All contract charges                             --         1,182           $ 14,382           0.25%
2010  Lowest contract charge 1.30% Class A (l)     $13.36            --                 --             --        30.85%
      Highest contract charge 1.70% Class A (l)    $13.30            --                 --             --        30.39%
      All contract charges                             --           456           $  6,078           0.12%
2009  Lowest contract charge 1.30% Class A (l)     $10.21            --                 --             --         0.79%
      Highest contract charge 1.70% Class A (l)    $10.20            --                 --             --         0.69%
      All contract charges                             --             3           $     23             --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $17.05            --                 --             --         7.71%
      Highest contract charge 1.90% Class B        $15.84            --                 --             --         6.67%
      All contract charges                             --        33,732           $552,320           0.44%
2011  Lowest contract charge 0.95% Class B         $15.83            --                 --             --        (8.60)%
      Highest contract charge 1.90% Class B        $14.85            --                 --             --        (9.45)%
      All contract charges                             --        36,425           $556,589           0.25%
2010  Lowest contract charge 0.50% Class B         $17.77            --                 --             --        31.63%
      Highest contract charge 1.90% Class B        $16.40            --                 --             --        29.85%
      All contract charges                             --        36,207           $608,343           0.12%
2009  Lowest contract charge 0.50% Class B         $13.50            --                 --             --        56.21%
      Highest contract charge 1.90% Class B        $12.63            --                 --             --        54.06%
      All contract charges                             --        31,529           $406,393             --
2008  Lowest contract charge 0.50% Class B         $ 8.64            --                 --             --       (47.57)%
      Highest contract charge 1.90% Class B        $ 8.20            --                 --             --       (48.33)%
      All contract charges                             --        25,257           $210,339             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.09            --                 --             --        12.78%
      Highest contract charge 1.70% Class A (l)    $11.93            --                 --             --        12.23%
      All contract charges                             --            84           $  1,023           1.34%
2011  Lowest contract charge 1.30% Class A (l)     $10.72            --                 --             --        (5.47)%
      Highest contract charge 1.70% Class A (l)    $10.63            --                 --             --        (5.85)%
      All contract charges                             --            77           $    816           0.90%
2010  Lowest contract charge 1.30% Class A (l)     $11.34            --                 --             --        10.74%
      Highest contract charge 1.70% Class A (l)    $11.29            --                 --             --        10.25%
      All contract charges                             --            47           $    529           1.81%
2009  Lowest contract charge 1.30% Class A (l)     $10.24            --                 --             --         0.49%
      Highest contract charge 1.70% Class A (l)    $10.24            --                 --             --         0.49%
      All contract charges                             --            --                 --           0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $ 9.74            --                 --             --        13.12%
      Highest contract charge 1.80% Class B        $ 9.22            --                 --             --        12.17%
      All contract charges                             --        20,477           $192,474           1.34%
2011  Lowest contract charge 0.95% Class B         $ 8.61            --                 --             --        (5.38)%
      Highest contract charge 1.80% Class B        $ 8.22            --                 --             --        (6.16)%
      All contract charges                             --        23,086           $192,936           0.90%
2010  Lowest contract charge 0.50% Class B         $ 9.28            --                 --             --        11.40%
      Highest contract charge 1.90% Class B        $ 8.73            --                 --             --         9.81%
      All contract charges                             --        25,932           $230,267           1.81%
2009  Lowest contract charge 0.50% Class B         $ 8.33            --                 --             --        24.48%
      Highest contract charge 1.90% Class B        $ 7.95            --                 --             --        22.81%
      All contract charges                             --        29,595           $238,330           0.18%
2008  Lowest contract charge 0.50% Class B         $ 6.69            --                 --             --       (38.40)%
      Highest contract charge 1.90% Class B        $ 6.47            --                 --             --       (39.31)%
      All contract charges                             --        31,398           $205,168           3.61%
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $12.47            --                 --             --        18.88%
      Highest contract charge 1.70% Class A (l)    $12.31            --                 --             --        18.37%
      All contract charges                             --           849           $ 10,536           0.87%
2011  Lowest contract charge 1.30% Class A (l)     $10.49            --                 --             --        (9.65)%
      Highest contract charge 1.70% Class A (l)    $10.40            --                 --             --        (9.96)%
      All contract charges                             --           718           $  7,507           0.78%
2010  Lowest contract charge 1.30% Class A (l)     $11.61            --                 --             --        14.05%
      Highest contract charge 1.70% Class A (l)    $11.55            --                 --             --        13.46%
      All contract charges                             --           264           $  3,054           0.65%
2009  Lowest contract charge 1.30% Class A (l)     $10.18            --                 --             --         0.00%
      Highest contract charge 1.70% Class A (l)    $10.18            --                 --             --         0.00%
      All contract charges                             --             1           $      7           0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $11.54            --                 --             --        19.21%
      Highest contract charge 1.80% Class B        $10.93            --                 --             --        18.16%
      All contract charges                             --        29,044           $323,779           0.87%
2011  Lowest contract charge 0.95% Class B         $ 9.68            --                 --             --        (9.45)%
      Highest contract charge 1.90% Class B        $ 9.20            --                 --             --       (10.33)%
      All contract charges                             --        29,008           $272,754           0.78%
2010  Lowest contract charge 0.50% Class B         $10.90            --                 --             --        14.62%
      Highest contract charge 1.90% Class B        $10.26            --                 --             --        13.00%
      All contract charges                             --        23,163           $241,951           0.65%
2009  Lowest contract charge 0.50% Class B         $ 9.51            --                 --             --        37.88%
      Highest contract charge 1.90% Class B        $ 9.08            --                 --             --        35.88%
      All contract charges                             --        17,703           $162,900           0.66%
2008  Lowest contract charge 0.50% Class B         $ 6.90            --                 --             --       (41.03)%
      Highest contract charge 1.90% Class B        $ 6.68            --                 --             --       (41.81)%
      All contract charges                             --        13,246           $ 89,280           1.29%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/PIMCO ULTRA SHORT BOND(D)(E)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (q)     $ 9.86             --                 --            --         0.20%
      Highest contract charge 1.70% Class A (l)    $ 9.73             --                 --            --        (0.31)%
      All contract charges                             --          1,581         $   15,504          0.53%
2011  Lowest contract charge 0.65% Class A (q)     $ 9.92             --                 --            --        (0.70)%
      Highest contract charge 1.70% Class A (l)    $ 9.76             --                 --            --        (1.61)%
      All contract charges                             --          1,850         $   18,121          0.51%
2010  Lowest contract charge 1.30% Class A (l)     $ 9.96             --                 --            --        (0.30)%
      Highest contract charge 1.70% Class A (l)    $ 9.92             --                 --            --        (0.60)%
      All contract charges                             --          1,339         $   13,301          0.32%
2009  Lowest contract charge 1.30% Class A (l)     $ 9.99             --                 --            --        (0.10)%
      Highest contract charge 1.70% Class A (l)    $ 9.98             --                 --            --        (0.10)%
      All contract charges                             --              9                 90          1.17%
EQ/PIMCO ULTRA SHORT BOND(D)(E)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $11.04             --                 --            --         0.55%
      Highest contract charge 1.90% Class B        $10.25             --                 --            --        (0.49)%
      All contract charges                             --         99,739         $1,034,575          0.53%
2011  Lowest contract charge 0.95% Class B         $10.98             --                 --            --        (1.17)%
      Highest contract charge 1.90% Class B        $10.30             --                 --            --        (2.09)%
      All contract charges                             --        110,963         $1,151,604          0.51%
2010  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         0.35%
      Highest contract charge 1.90% Class B        $10.52             --                 --            --        (1.03)%
      All contract charges                             --        121,269         $1,281,207          0.32%
2009  Lowest contract charge 0.50% Class B         $11.36             --                 --            --         7.45%
      Highest contract charge 1.90% Class B        $10.63             --                 --            --         5.99%
      All contract charges                             --        132,946         $1,414,881          1.17%
2008  Lowest contract charge 0.50% Class B         $10.57             --                 --            --        (4.52)%
      Highest contract charge 1.90% Class B        $10.03             --                 --            --        (5.91)%
      All contract charges                             --         91,323         $  917,805          3.21%
EQ/QUALITY BOND PLUS(H)
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B         $17.78             --                 --            --         1.43%
      Highest contract charge 1.90% Class B        $15.51             --                 --            --         0.71%
      All contract charges                             --         38,915         $  505,313          0.62%
2011  Lowest contract charge 0.95% Class B         $18.36             --                 --            --         0.27%
      Highest contract charge 1.90% Class B        $15.40             --                 --            --        (0.71)%
      All contract charges                             --         40,402         $  519,876          2.32%
2010  Lowest contract charge 0.50% Class B         $19.80             --                 --            --         5.71%
      Highest contract charge 1.90% Class B        $15.51             --                 --            --         4.23%
      All contract charges                             --         43,644         $  565,217         10.49%
2009  Lowest contract charge 0.50% Class B         $18.73             --                 --            --         5.54%
      Highest contract charge 1.90% Class B        $14.88             --                 --            --         4.06%
      All contract charges                             --         44,906         $  558,182          3.96%
2008  Lowest contract charge 0.50% Class B         $17.75             --                 --            --        (7.02)%
      Highest contract charge 1.90% Class B        $14.30             --                 --            --        (8.33)%
      All contract charges                             --         26,466         $  326,277          5.04%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $14.52             --                 --            --        14.06%
      Highest contract charge 1.70% Class A (l)    $14.33             --                 --            --        13.55%
      All contract charges                             --            308         $    4,461          1.49%
2011  Lowest contract charge 1.30% Class A (l)     $12.73             --                 --            --        (5.00)%
      Highest contract charge 1.70% Class A (l)    $12.62             --                 --            --        (5.40)%
      All contract charges                             --            272         $    3,450          0.66%
2010  Lowest contract charge 1.30% Class A (l)     $13.40             --                 --            --        24.54%
      Highest contract charge 1.70% Class A (l)    $13.34             --                 --            --        23.98%
      All contract charges                             --            193         $    2,581          0.97%
2009  Lowest contract charge 1.30% Class A (l)     $10.76             --                 --            --         2.57%
      Highest contract charge 1.70% Class A (l)    $10.76             --                 --            --         2.57%
      All contract charges                             --              1         $       11          1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX(J)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $19.11            --                 --             --        14.43%
      Highest contract charge 1.90% Class B        $16.53            --                 --             --        13.30%
      All contract charges                             --        28,244           $459,520           1.49%
2011  Lowest contract charge 0.95% Class B         $16.70            --                 --             --        (4.90)%
      Highest contract charge 1.90% Class B        $14.59            --                 --             --        (5.81)%
      All contract charges                             --        30,361           $434,307           0.66%
2010  Lowest contract charge 0.50% Class B         $18.62            --                 --             --        25.13%
      Highest contract charge 1.90% Class B        $15.49            --                 --             --        23.43%
      All contract charges                             --        33,448           $506,182           0.97%
2009  Lowest contract charge 0.50% Class B         $14.88            --                 --             --        25.54%
      Highest contract charge 1.90% Class B        $12.55            --                 --             --        23.76%
      All contract charges                             --        36,011           $440,098           1.55%
2008  Lowest contract charge 0.50% Class B         $11.85            --                 --             --       (34.49)%
      Highest contract charge 1.90% Class B        $10.14            --                 --             --       (35.41)%
      All contract charges                             --        28,477           $282,432           0.85%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.77            --                 --             --        18.17%
      Highest contract charge 1.70% Class A (l)    $13.40            --                 --             --        16.93%
      All contract charges                             --         1,130           $ 15,276             --
2011  Lowest contract charge 0.65% Class A (q)     $ 9.96            --                 --             --        (5.77)%
      Highest contract charge 1.70% Class A (l)    $11.46            --                 --             --        (3.37)%
      All contract charges                             --           889           $ 10,249             --
2010  Lowest contract charge 1.30% Class A (l)     $11.92            --                 --             --        15.17%
      Highest contract charge 1.70% Class A (l)    $11.86            --                 --             --        14.70%
      All contract charges                             --           443           $  5,276             --
2009  Lowest contract charge 1.30% Class A (l)     $10.35            --                 --             --         1.67%
      Highest contract charge 1.70% Class A (l)    $10.34            --                 --             --         1.57%
      All contract charges                             --             3           $     38             --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B         $20.15            --                 --             --        17.77%
      Highest contract charge 1.90% Class B        $15.93            --                 --             --        16.70%
      All contract charges                             --        34,500           $487,982             --
2011  Lowest contract charge 0.95% Class B         $17.11            --                 --             --        (2.84)%
      Highest contract charge 1.90% Class B        $13.65            --                 --             --        (3.81)%
      All contract charges                             --        31,860           $385,451             --
2010  Lowest contract charge 0.50% Class B         $19.50            --                 --             --        15.80%
      Highest contract charge 1.90% Class B        $14.19            --                 --             --        14.16%
      All contract charges                             --        31,081           $396,968             --
2009  Lowest contract charge 0.50% Class B         $16.84            --                 --             --        41.96%
      Highest contract charge 1.90% Class B        $12.43            --                 --             --        39.94%
      All contract charges                             --        27,386           $313,026             --
2008  Lowest contract charge 0.50% Class B         $11.86            --                 --             --       (42.51)%
      Highest contract charge 1.90% Class B        $ 8.88            --                 --             --       (43.33)%
      All contract charges                             --        19,024           $167,244             --
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class A (l)     $11.62            --                 --             --        17.85%
      Highest contract charge 1.70% Class A (l)    $11.47            --                 --             --        17.28%
      All contract charges                             --           156           $  1,810           1.34%
2011  Lowest contract charge 1.30% Class A (l)     $ 9.86            --                 --             --        (9.29)%
      Highest contract charge 1.70% Class A (l)    $ 9.78            --                 --             --        (9.61)%
      All contract charges                             --           144           $  1,418           1.77%
2010  Lowest contract charge 1.30% Class A (l)     $10.87            --                 --             --         6.88%
      Highest contract charge 1.70% Class A (l)    $10.82            --                 --             --         6.39%
      All contract charges                             --            87           $    941           1.48%
2009  Lowest contract charge 1.30% Class A (l)     $10.17            --                 --             --         0.10%
      Highest contract charge 1.70% Class A (l)    $10.17            --                 --             --         0.10%
      All contract charges                             --            --           $      3           1.50%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B         $ 9.44            --                 --             --        18.15%
      Highest contract charge 1.80% Class B        $ 8.94            --                 --             --        17.17%
      All contract charges                             --        21,501           $196,029           1.34%
2011  Lowest contract charge 0.95% Class B         $ 7.99            --                 --             --        (9.20)%
      Highest contract charge 1.80% Class B        $ 7.63            --                 --             --        (9.92)%
      All contract charges                             --        21,852           $169,531           1.77%
2010  Lowest contract charge 0.50% Class B         $ 8.97            --                 --             --         7.43%
      Highest contract charge 1.90% Class B        $ 8.44            --                 --             --         6.03%
      All contract charges                             --        22,506           $193,279           1.48%
2009  Lowest contract charge 0.50% Class B         $ 8.35            --                 --             --        29.41%
      Highest contract charge 1.90% Class B        $ 7.96            --                 --             --        27.63%
      All contract charges                             --        22,755           $183,693           1.50%
2008  Lowest contract charge 0.50% Class B         $ 6.45            --                 --             --       (41.15)%
      Highest contract charge 1.90% Class B        $ 6.24            --                 --             --       (41.95)%
      All contract charges                             --        23,768           $149,788           1.56%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2012  Lowest contract charge 1.20% Class B         $ 5.86            --                 --             --        11.41%
      Highest contract charge 1.70% Class B        $ 5.46            --                 --             --        10.98%
      All contract charges                             --        17,570           $ 79,009           0.84%
2011  Lowest contract charge 1.20% Class B         $ 5.26            --                 --             --        (4.01)%
      Highest contract charge 1.70% Class B        $ 4.92            --                 --             --        (4.47)%
      All contract charges                             --        17,356           $ 70,447           0.80%
2010  Lowest contract charge 0.50% Class B         $ 5.97            --                 --             --        12.64%
      Highest contract charge 1.90% Class B        $ 5.03            --                 --             --        11.04%
      All contract charges                             --        16,460           $ 70,007           0.72%
2009  Lowest contract charge 0.50% Class B         $ 5.30            --                 --             --        31.90%
      Highest contract charge 1.90% Class B        $ 4.53            --                 --             --        29.83%
      All contract charges                             --        16,033           $ 63,781           0.85%
2008  Lowest contract charge 0.50% Class B         $ 4.02            --                 --             --       (40.36)%
      Highest contract charge 1.90% Class B        $ 3.49            --                 --             --       (41.15)%
      All contract charges                             --        14,961           $ 48,057           1.26%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class A (q)     $11.86            --                 --             --        17.66%
      Highest contract charge 1.70% Class A (l)    $13.03            --                 --             --        16.44%
      All contract charges                             --           185           $  2,431           1.27%
2011  Lowest contract charge 0.65% Class A (q)     $10.08            --                 --             --        (5.08)%
      Highest contract charge 1.70% Class A (l)    $11.19            --                 --             --        (3.45)%
      All contract charges                             --           142           $  1,598           1.38%
2010  Lowest contract charge 1.30% Class A (l)     $11.64            --                 --             --        14.01%
      Highest contract charge 1.70% Class A (l)    $11.59            --                 --             --        13.52%
      All contract charges                             --            83           $    969           1.26%
2009  Lowest contract charge 1.30% Class A (l)     $10.21            --                 --             --         0.29%
      Highest contract charge 1.70% Class A (l)    $10.21            --                 --             --         0.20%
      All contract charges                             --            --           $      2           1.44%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B                 $11.97            --                 --             --        17.35%
      Highest contract charge 1.80% Class B                $11.20            --                 --             --        16.30%
      All contract charges                                     --        22,874           $262,341           1.27%
2011  Lowest contract charge 0.95% Class B                 $10.20            --                 --             --        (2.95)%
      Highest contract charge 1.90% Class B                $ 9.57            --                 --             --        (3.82)%
      All contract charges                                     --        24,155           $237,419           1.38%
2010  Lowest contract charge 0.50% Class B                 $10.78            --                 --             --        14.56%
      Highest contract charge 1.90% Class B                $ 9.95            --                 --             --        13.07%
      All contract charges                                     --        23,369           $237,948           1.26%
2009  Lowest contract charge 0.50% Class B                 $ 9.41            --                 --             --        27.79%
      Highest contract charge 1.90% Class B                $ 8.80            --                 --             --        25.94%
      All contract charges                                     --        24,454           $219,381           1.44%
2008  Lowest contract charge 0.50% Class B                 $ 7.36            --                 --             --       (37.25)%
      Highest contract charge 1.90% Class B                $ 6.99            --                 --             --       (38.14)%
      All contract charges                                     --        26,088           $185,024           1.98%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B                 $13.08            --                 --             --        19.23%
      Highest contract charge 1.90% Class B                $11.43            --                 --             --        18.08%
      All contract charges                                     --        43,932           $634,754           0.01%
2011  Lowest contract charge 0.95% Class B                 $10.97            --                 --             --        (6.72)%
      Highest contract charge 1.90% Class B                $ 9.68            --                 --             --        (7.63)%
      All contract charges                                     --        40,399           $495,316             --
2010  Lowest contract charge 0.50% Class B                 $12.42            --                 --             --        16.73%
      Highest contract charge 1.90% Class B                $10.48            --                 --             --        15.04%
      All contract charges                                     --        31,147           $413,230           0.01%
2009  Lowest contract charge 0.50% Class B                 $10.64            --                 --             --        39.68%
      Highest contract charge 1.90% Class B                $ 9.11            --                 --             --        37.57%
      All contract charges                                     --        25,747           $295,437           0.19%
2008  Lowest contract charge 0.50% Class B                 $ 7.62            --                 --             --       (27.98)%
      Highest contract charge 1.90% Class B                $ 6.62            --                 --             --       (28.97)%
      All contract charges                                     --        15,753           $128,962           0.60%
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (m)     $10.76            --                 --             --        14.35%
      Highest contract charge 1.70% Service Class 2 (m)    $12.17            --                 --             --        13.10%
      All contract charges                                     --            80           $    956           1.16%
2011  Lowest contract charge 1.30% Service Class 2 (m)     $10.85            --                 --             --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (m)    $10.76            --                 --             --        (8.03)%
      All contract charges                                     --            74           $    801           1.43%
2010  Lowest contract charge 1.30% Service Class 2 (m)     $11.75            --                 --             --        14.52%
      Highest contract charge 1.70% Service Class 2 (m)    $11.70            --                 --             --        14.04%
      All contract charges                                     --            66           $    773           1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (q)     $11.60            --                 --             --        15.31%
      Highest contract charge 1.70% Service Class 2 (l)    $13.00            --                 --             --        14.14%
      All contract charges                                     --         2,363           $ 30,986           1.18%
2011  Lowest contract charge 0.65% Service Class 2 (q)     $10.06            --                 --             --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (l)    $11.39            --                 --             --        (4.37)%
      All contract charges                                     --         2,017           $ 23,085           1.01%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $11.97            --                 --             --        15.43%
      Highest contract charge 1.70% Service Class 2 (l)    $11.91            --                 --             --        14.85%
      All contract charges                                     --         1,053           $ 12,580           2.01%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.37            --                 --             --         0.78%
      Lowest contract charge 1.70% Service Class 2 (l)     $10.37            --                 --             --         0.78%
      All contract charges                                     --             2           $     18             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.62            --                 --             --        10.40%
      Highest contract charge 1.70% Service Class 2 (q)    $10.54            --                 --             --        10.02%
      All contract charges                                     --            71            $   745           1.91%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.62            --                 --             --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (q)    $ 9.58            --                 --             --        (4.30)%
      All contract charges                                     --            46            $   442           2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.60            --                 --             --        11.58%
      Highest contract charge 1.65% Service Class 2 (q)    $10.53            --                 --             --        11.19%
      All contract charges                                     --            66            $   686           2.02%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.50            --                 --             --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.47            --                 --             --        (5.30)%
      All contract charges                                     --            48            $   455           5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.59            --                 --             --        13.26%
      Highest contract charge 1.65% Service Class 2 (q)    $10.52            --                 --             --        12.88%
      All contract charges                                     --            33            $   359           2.07%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.35            --                 --             --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.32            --                 --             --        (6.71)%
      All contract charges                                     --            13            $   118           5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2012  Lowest contract charge 1.30% Service Class 2 (q)     $10.55            --                 --             --        13.69%
      Highest contract charge 1.65% Service Class 2 (q)    $10.48            --                 --             --        13.30%
      All contract charges                                     --            31            $   322           2.22%
2011  Lowest contract charge 1.30% Service Class 2 (q)     $ 9.28            --                 --             --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (q)    $ 9.25            --                 --             --        (7.22)%
      All contract charges                                     --            18            $   168           4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class 2 (q)     $10.24            --                 --             --        13.78%
      Highest contract charge 1.70% Service Class 2 (l)    $12.68            --                 --             --        12.61%
      All contract charges                                     --           995            $12,716           0.40%
2011  Lowest contract charge 0.65% Service Class 2 (q)     $ 9.00            --                 --             --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (l)    $11.26            --                 --             --       (12.37)%
      All contract charges                                     --           890            $10,073           0.03%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $12.91            --                 --             --        26.94%
      Highest contract charge 1.70% Service Class 2 (l)    $12.85            --                 --             --        26.35%
      All contract charges                                     --           417            $ 5,377           0.33%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.17            --                 --             --         0.59%
      Highest contract charge 1.70% Service Class 2 (l)    $10.17            --                 --             --         0.59%
      All contract charges                                     --             1            $     6             --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class 2 (l)     $12.23            --                 --             --         8.81%
      Highest contract charge 1.70% Service Class 2 (l)    $12.07            --                 --             --         8.35%
      All contract charges                                     --         2,015            $24,501           3.66%
2011  Lowest contract charge 1.30% Service Class 2 (l)     $11.24            --                 --             --         3.12%
      Highest contract charge 1.70% Service Class 2 (l)    $11.14            --                 --             --         2.67%
      All contract charges                                     --         1,512            $16,925           5.63%
2010  Lowest contract charge 1.30% Service Class 2 (l)     $10.90            --                 --             --         7.50%
      Highest contract charge 1.70% Service Class 2 (l)    $10.85            --                 --             --         7.11%
      All contract charges                                     --           631            $ 6,871          10.45%
2009  Lowest contract charge 1.30% Service Class 2 (l)     $10.14            --                 --             --         0.10%
      Highest contract charge 1.70% Service Class 2 (l)    $10.13            --                 --             --         0.00%
      All contract charges                                     --             2            $    23             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class B (o)            $12.22            --                 --             --        11.19%
      Highest contract charge 1.70% Class B (o)           $12.07            --                 --             --        10.73%
      All contract charges                                    --           796            $ 9,655           6.60%
2011  Lowest contract charge 1.30% Class B (o)            $10.99            --                 --             --         1.10%
      Highest contract charge 1.70% Class B (o)           $10.90            --                 --             --         0.65%
      All contract charges                                    --           577            $ 6,314           5.60%
2010  Lowest contract charge 1.30% Class B (o)            $10.87            --                 --             --        11.49%
      Highest contract charge 1.70% Class B (o)           $10.83            --                 --             --        11.08%
      All contract charges                                    --           352            $ 3,815           2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (l)            $11.33            --                 --             --        11.96%
      Highest contract charge 1.70% Class 2 (l)           $12.36            --                 --             --        10.85%
      All contract charges                                    --         1,359            $16,935           7.04%
2011  Lowest contract charge 1.30% Class 2 (l)            $11.25            --                 --             --         1.26%
      Highest contract charge 1.70% Class 2 (l)           $11.15            --                 --             --         0.81%
      All contract charges                                    --         1,039            $11,646           5.65%
2010  Lowest contract charge 1.30% Class 2 (l)            $11.11            --                 --             --         9.46%
      Highest contract charge 1.70% Class 2 (l)           $11.06            --                 --             --         8.97%
      All contract charges                                    --           440            $ 4,880           3.69%
2009  Lowest contract charge 1.30% Class 2 (l)            $10.15            --                 --             --         0.50%
      Highest contract charge 1.70% Class 2 (l)           $10.15            --                 --             --         0.59%
      All contract charges                                    --             5            $    46             --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)            $11.75            --                 --             --        13.86%
      Highest contract charge 1.70% Class 2 (o)           $11.61            --                 --             --        13.38%
      All contract charges                                    --           158            $ 1,847           2.77%
2011  Lowest contract charge 1.30% Class 2 (o)            $10.32            --                 --             --        (2.82)%
      Highest contract charge 1.70% Class 2 (o)           $10.24            --                 --             --        (3.21)%
      All contract charges                                    --           141            $ 1,446           0.01%
2010  Lowest contract charge 1.30% Class 2 (o)            $10.62            --                 --             --         9.82%
      Highest contract charge 1.70% Class 2 (o)           $10.58            --                 --             --         9.41%
      All contract charges                                    --           104            $ 1,103           5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Shares (q)     $11.49            --                 --             --        17.36%
      Highest contract charge 1.70% Service Shares (l)    $13.69            --                 --             --        16.12%
      All contract charges                                    --           597            $ 8,245           0.98%
2011  Lowest contract charge 0.65% Service Shares (q)     $ 9.79            --                 --             --       (10.35)%
      Highest contract charge 1.70% Service Shares (l)    $11.79            --                 --             --        (8.18)%
      All contract charges                                    --           542            $ 6,426           0.75%
2010  Lowest contract charge 1.30% Service Shares (l)     $12.90            --                 --             --        23.09%
      Highest contract charge 1.70% Service Shares (l)    $12.84            --                 --             --        22.64%
      All contract charges                                    --           243            $ 3,129           1.08%
2009  Lowest contract charge 1.30% Service Shares (l)     $10.48            --                 --             --         0.87%
      Highest contract charge 1.70% Service Shares (l)    $10.47            --                 --             --         0.77%
      All contract charges                                    --            --            $     3             --
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (q)      $ 7.87            --                 --             --       (12.36)%
      Highest contract charge 1.70% Common Shares (q)     $ 7.81            --                 --             --       (12.74)%
      All contract charges                                    --            83            $   646             --
2011  Lowest contract charge 1.30% Common Shares (q)      $ 8.98            --                 --             --        (9.38)%
      Highest contract charge 1.70% Common Shares (q)     $ 8.95            --                 --             --        (9.69)%
      All contract charges                                    --            41            $   371             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND(X)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (x)     $ 9.41            --                 --             --         0.11%
      Highest contract charge 1.70% Common Shares (x)    $ 9.34            --                 --             --        (0.11)%
      All contract charges                                   --            60            $   565           0.58%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND(S)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (s)         $12.26            --                 --             --        16.76%
      Highest contract charge 1.70% Series II (s)        $12.11            --                 --             --        16.33%
      All contract charges                                   --           179            $ 2,187           2.07%
2011  Lowest contract charge 1.30% Series II (s)         $10.50            --                 --             --        (8.70)%
      Highest contract charge 1.70% Series II (s)        $10.41            --                 --             --        (8.92)%
      All contract charges                                   --           110            $ 1,155           0.14%
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $11.42            --                 --             --        27.03%
      Highest contract charge 1.70% Series II (l)        $13.57            --                 --             --        25.65%
      All contract charges                                   --         1,829            $25,035           0.48%
2011  Lowest contract charge 0.65% Series II (q)         $ 8.99            --                 --             --        (9.28)%
      Highest contract charge 1.70% Series II (l)        $10.80            --                 --             --        (8.24)%
      All contract charges                                   --         1,479            $16,049           4.81%
2010  Lowest contract charge 1.30% Series II (l)         $11.83            --                 --             --        15.75%
      Highest contract charge 1.70% Series II (l)        $11.77            --                 --             --        15.17%
      All contract charges                                   --           483            $ 5,702           7.92%
2009  Lowest contract charge 1.30% Series II (l)         $10.22            --                 --             --         0.39%
      Highest contract charge 1.70% Series II (l)        $10.22            --                 --             --         0.49%
      All contract charges                                   --             1            $    12             --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $11.60            --                 --             --        16.12%
      Highest contract charge 1.70% Series II (q)        $11.10            --                 --             --        14.91%
      All contract charges                                   --           402            $ 4,476           5.97%
2011  Lowest contract charge 0.65% Series II (q)         $ 9.99            --                 --             --        (1.28)%
      Highest contract charge 1.70% Series II (q)        $ 9.66            --                 --             --        (3.69)%
      All contract charges                                   --           207            $ 2,006           1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Series II (q)         $10.52            --                 --             --        14.47%
      Highest contract charge 1.70% Series II (m)        $11.75            --                 --             --        13.31%
      All contract charges                                   --         1,048            $12,413           1.38%
2011  Lowest contract charge 0.65% Series II (q)         $ 9.19            --                 --             --        (9.01)%
      Highest contract charge 1.70% Series II (m)        $10.37            --                 --             --        (8.55)%
      All contract charges                                   --           904            $ 9,432           0.95%
2010  Lowest contract charge 1.30% Series II (m)         $11.40            --                 --             --        11.22%
      Highest contract charge 1.70% Series II (m)        $11.34            --                 --             --        10.63%
      All contract charges                                   --           366            $ 4,164           2.80%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (l)         $11.76            --                 --             --         9.19%
      Highest contract charge 1.70% Series II (l)        $11.61            --                 --             --         8.81%
      All contract charges                                   --           278            $ 3,257             --
2011  Lowest contract charge 1.30% Series II (l)         $10.77            --                 --             --        (7.71)%
      Highest contract charge 1.70% Series II (l)        $10.67            --                 --             --        (8.10)%
      All contract charges                                   --           234            $ 2,516           0.10%
2010  Lowest contract charge 1.30% Series II (l)         $11.67            --                 --             --        12.32%
      Highest contract charge 1.70% Series II (l)        $11.61            --                 --             --        11.85%
      All contract charges                                   --           123            $ 1,433           0.49%
2009  Lowest contract charge 1.30% Series II (l)         $10.39            --                 --             --         0.87%
      Highest contract charge 1.70% Series II (l)        $10.38            --                 --             --         0.78%
      All contract charges                                   --            --            $     1             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (m)         $14.80            --                 --             --        12.21%
      Highest contract charge 1.70% Series II (m)        $14.61            --                 --             --        11.70%
      All contract charges                                   --           220            $ 3,223             --
2011  Lowest contract charge 1.30% Series II (m)         $13.19            --                 --             --        (2.30)%
      Highest contract charge 1.70% Series II (m)        $13.08            --                 --             --        (2.68)%
      All contract charges                                   --           186            $ 2,442             --
2010  Lowest contract charge 1.30% Series II (m)         $13.50            --                 --             --        26.52%
      Highest contract charge 1.70% Series II (m)        $13.44            --                 --             --        26.08%
      All contract charges                                   --            71            $   950             --
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND(W)
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Series II (w)         $13.74            --                 --             --        (2.90)%
      Highest contract charge 1.70% Series II (w)        $13.57            --                 --             --        (3.07)%
      All contract charges                                   --            28            $   367             --
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (q)     $10.60            --                 --             --        17.52%
      Highest contract charge 1.70% Common Shares (q)    $10.52            --                 --             --        17.15%
      All contract charges                                   --         1,025            $10,831           1.15%
2011  Lowest contract charge 1.30% Common Shares (q)     $ 9.02            --                 --             --        (9.62)%
      Highest contract charge 1.70% Common Shares (q)    $ 8.98            --                 --             --       (10.02)%
      All contract charges                                   --           718            $ 6,460           0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $11.19            --                 --             --        12.35%
      Highest contract charge 1.70% Common Shares (l)    $12.10            --                 --             --        11.21%
      All contract charges                                   --           737            $ 8,977           1.10%
2011  Lowest contract charge 0.65% Common Shares (q)     $ 9.96            --                 --             --        (8.37)%
      Highest contract charge 1.70% Common Shares (l)    $10.88            --                 --             --        (6.29)%
      All contract charges                                   --           696            $ 7,611           0.99%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.66            --                 --             --        14.88%
      Highest contract charge 1.70% Common Shares (l)    $11.61            --                 --             --        14.38%
      All contract charges                                   --           378            $ 4,399           0.51%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.15            --                 --             --         0.20%
      Highest contract charge 1.70% Common Shares (l)    $10.15            --                 --             --         0.30%
      All contract charges                                   --             1            $    13             --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $10.11            --                 --             --         0.70%
      Highest contract charge 1.70% Common Shares (l)    $11.02            --                 --             --        (0.36)%
      All contract charges                                   --           885            $ 9,829             --
2011  Lowest contract charge 0.65% Common Shares (q)     $10.04            --                 --             --       (12.24)%
      Highest contract charge 1.70% Common Shares (l)    $11.06            --                 --             --       (10.59)%
      All contract charges                                   --           771            $ 8,578             --
2010  Lowest contract charge 1.30% Common Shares (l)     $12.43            --                 --             --        20.45%
      Highest contract charge 1.70% Common Shares (l)    $12.37            --                 --             --        19.86%
      All contract charges                                   --           229            $ 2,846           0.13%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.32            --                 --             --         3.41%
      Highest contract charge 1.70% Common Shares (l)    $10.32            --                 --             --         3.51%
      All contract charges                                   --            --                 --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $ 8.80            --                 --             --         1.27%
      Highest contract charge 1.70% Common Shares (l)    $ 9.21            --                 --             --         0.22%
      All contract charges                                   --           915            $ 8,490             --
2011  Lowest contract charge 0.65% Common Shares (q)     $ 8.69            --                 --             --       (23.91)%
      Highest contract charge 1.70% Common Shares (l)    $ 9.19            --                 --             --       (22.77)%
      All contract charges                                   --           852            $ 7,871             --
2010  Lowest contract charge 1.30% Common Shares (l)     $11.96            --                 --             --        15.56%
      Highest contract charge 1.70% Common Shares (l)    $11.90            --                 --             --        15.09%
      All contract charges                                   --           419            $ 5,015             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.35            --                 --             --         2.07%
      Highest contract charge 1.70% Common Shares (l)    $10.34            --                 --             --         1.97%
      All contract charges                                   --             7            $    73             --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Common Shares (q)     $12.43            --                 --             --        17.82%
      Highest contract charge 1.70% Common Shares (l)    $14.02            --                 --             --        16.64%
      All contract charges                                   --         2,440            $34,450           6.65%
2011  Lowest contract charge 0.65% Common Shares (q)     $10.55            --                 --             --         3.03%
      Highest contract charge 1.70% Common Shares (l)    $12.02            --                 --             --         3.44%
      All contract charges                                   --         1,926            $23,256           6.46%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.67            --                 --             --        13.30%
      Highest contract charge 1.70% Common Shares (l)    $11.62            --                 --             --        12.93%
      All contract charges                                   --           778            $ 9,066           4.09%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.30            --                 --             --         1.08%
      Highest contract charge 1.70% Common Shares (l)    $10.29            --                 --             --         1.08%
      All contract charges                                   --             2            $    25             --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $14.89            --                 --             --        12.04%
      Highest contract charge 1.70% Common Shares (l)    $14.71            --                 --             --        11.69%
      All contract charges                                   --           989            $14,647             --
2011  Lowest contract charge 1.30% Common Shares (l)     $13.29            --                 --             --        (1.85)%
      Highest contract charge 1.70% Common Shares (l)    $13.17            --                 --             --        (2.30)%
      All contract charges                                   --           816            $10,801           3.11%
2010  Lowest contract charge 1.30% Common Shares (l)     $13.54            --                 --             --        29.82%
      Highest contract charge 1.70% Common Shares (l)    $13.48            --                 --             --        29.37%
      All contract charges                                   --           328            $ 4,427           0.01%
2009  Lowest contract charge 1.30% Common Shares (l)     $10.43            --                 --             --         1.16%
      Highest contract charge 1.70% Common Shares (l)    $10.42            --                 --             --         1.17%
      All contract charges                                   --             2            $    21             --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $13.87            --                 --             --        26.21%
      Highest contract charge 1.70% Common Shares (l)    $13.69            --                 --             --        25.60%
      All contract charges                                   --           759            $10,481             --
2011  Lowest contract charge 1.30% Common Shares (l)     $10.99            --                 --             --        (7.02)%
      Highest contract charge 1.70% Common Shares (l)    $10.90            --                 --             --        (7.31)%
      All contract charges                                   --           614            $ 6,730           3.30%
2010  Lowest contract charge 1.30% Common Shares (l)     $11.82            --                 --             --        11.30%
      Highest contract charge 1.70% Common Shares (l)    $11.76            --                 --             --        10.84%
      All contract charges                                   --           227            $ 2,680             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.62            --                 --             --         2.61%
      Highest contract charge 1.70% Common Shares (l)    $10.61            --                 --             --         2.61%
      All contract charges                                   --            --            $     2             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)      $12.31            --                 --             --         3.79%
      Highest contract charge 1.70% Common Shares (l)     $12.15            --                 --             --         3.32%
      All contract charges                                    --           490            $ 6,003             --
2011  Lowest contract charge 1.30% Common Shares (l)      $11.86            --                 --             --       (11.76)%
      Highest contract charge 1.70% Common Shares (l)     $11.76            --                 --             --       (12.11)%
      All contract charges                                    --           497            $ 5,876           0.82%
2010  Lowest contract charge 1.30% Common Shares (l)      $13.44            --                 --             --        27.15%
      Highest contract charge 1.70% Common Shares (l)     $13.38            --                 --             --        26.70%
      All contract charges                                    --           279            $ 3,472             --
2009  Lowest contract charge 1.30% Common Shares (l)      $10.57            --                 --             --         3.02%
      Highest contract charge 1.70% Common Shares (l)     $10.56            --                 --             --         3.02%
      All contract charges                                    --            --            $     3             --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Shares (q)     $ 9.81            --                 --             --        21.26%
      Highest contract charge 1.70% Service Shares (l)    $11.90            --                 --             --        19.96%
      All contract charges                                    --         3,427            $41,114           1.73%
2011  Lowest contract charge 0.65% Service Shares (q)     $ 8.09            --                 --             --       (18.03)%
      Highest contract charge 1.70% Service Shares (l)    $ 9.92            --                 --             --       (19.42)%
      All contract charges                                    --         2,736            $27,284           2.67%
2010  Lowest contract charge 1.30% Service Shares (l)     $12.37            --                 --             --        21.16%
      Highest contract charge 1.70% Service Shares (l)    $12.31            --                 --             --        20.57%
      All contract charges                                    --         1,064            $13,133           2.91%
2009  Lowest contract charge 1.30% Service Shares (l)     $10.21            --                 --             --         0.10%
      Highest contract charge 1.70% Service Shares (l)    $10.21            --                 --             --         0.20%
      All contract charges                                    --             2            $    23             --
LORD ABBETT SERIES FUND - BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $11.17            --                 --             --        11.03%
      Highest contract charge 1.70% VC Shares (q)         $11.08            --                 --             --        10.58%
      All contract charges                                    --           211            $ 2,337           7.35%
2011  Lowest contract charge 1.30% VC Shares (q)          $10.06            --                 --             --         0.10%
      Highest contract charge 1.70% VC Shares (q)         $10.02            --                 --             --        (0.30)%
      All contract charges                                    --            82            $   827          15.38%
LORD ABBETT SERIES FUND - CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $ 9.89            --                 --             --        13.68%
      Highest contract charge 1.70% VC Shares (q)         $ 9.81            --                 --             --        13.15%
      All contract charges                                    --           159            $ 1,552           1.08%
2011  Lowest contract charge 1.30% VC Shares (q)          $ 8.70            --                 --             --       (11.59)%
      Highest contract charge 1.65% VC Shares (q)         $ 8.68            --                 --             --       (11.79)%
      All contract charges                                    --           121            $ 1,050           1.75%
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% VC Shares (q)          $ 9.36            --                 --             --        12.64%
      Highest contract charge 1.70% VC Shares (q)         $ 9.29            --                 --             --        12.20%
      All contract charges                                    --           119            $ 1,105           0.26%
2011  Lowest contract charge 1.30% VC Shares (q)          $ 8.31            --                 --             --       (15.55)%
      Highest contract charge 1.70% VC Shares (q)         $ 8.28            --                 --             --       (15.85)%
      All contract charges                                    --            73            $   603             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (l)     $12.01            --                 --             --        14.38%
      Highest contract charge 1.70% Service Class (l)    $11.86            --                 --             --        13.93%
      All contract charges                                   --         1,708            $20,448           1.46%
2011  Lowest contract charge 1.30% Service Class (l)     $10.50            --                 --             --        (3.05)%
      Highest contract charge 1.70% Service Class (l)    $10.41            --                 --             --        (3.43)%
      All contract charges                                   --         1,354            $14,175           1.24%
2010  Lowest contract charge 1.30% Service Class (l)     $10.83            --                 --             --         7.33%
      Highest contract charge 1.70% Service Class (l)    $10.78            --                 --             --         6.94%
      All contract charges                                   --           501            $ 5,419           0.32%
2009  Lowest contract charge 1.30% Service Class (l)     $10.09            --                 --             --        (0.79)%
      Highest contract charge 1.70% Service Class (l)    $10.08            --                 --             --        (0.88)%
      All contract charges                                   --            --            $     3             --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (m)     $13.18            --                 --             --        15.11%
      Highest contract charge 1.70% Service Class (m)    $13.02            --                 --             --        14.71%
      All contract charges                                   --           309            $ 4,049           0.23%
2011  Lowest contract charge 1.30% Service Class (m)     $11.45            --                 --             --        (0.87)%
      Highest contract charge 1.70% Service Class (m)    $11.35            --                 --             --        (1.30)%
      All contract charges                                   --           286            $ 3,267           0.26%
2010  Lowest contract charge 1.30% Service Class (m)     $11.55            --                 --             --        10.63%
      Highest contract charge 1.70% Service Class (m)    $11.50            --                 --             --        10.26%
      All contract charges                                   --           162            $ 1,874           0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class (q)     $11.75            --                 --             --        18.09%
      Highest contract charge 1.70% Service Class (m)    $12.59            --                 --             --        16.79%
      All contract charges                                   --           287            $ 3,636           0.78%
2011  Lowest contract charge 0.65% Service Class (q)     $ 9.95            --                 --             --        (5.42)%
      Highest contract charge 1.70% Service Class (m)    $10.78            --                 --             --        (4.01)%
      All contract charges                                   --           243            $ 2,631           0.85%
2010  Lowest contract charge 1.30% Service Class (m)     $11.29            --                 --             --         9.51%
      Highest contract charge 1.70% Service Class (m)    $11.23            --                 --             --         8.92%
      All contract charges                                   --           111            $ 1,249           0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Service Class (m)     $13.69            --                 --             --        12.77%
      Highest contract charge 1.70% Service Class (m)    $13.52            --                 --             --        12.29%
      All contract charges                                   --           352            $ 4,793             --
2011  Lowest contract charge 1.30% Service Class (m)     $12.14            --                 --             --        (0.25)%
      Highest contract charge 1.70% Service Class (m)    $12.04            --                 --             --        (0.66)%
      All contract charges                                   --           297            $ 3,597             --
2010  Lowest contract charge 1.30% Service Class (m)     $12.17            --                 --             --        18.62%
      Highest contract charge 1.70% Service Class (m)    $12.12            --                 --             --        18.24%
      All contract charges                                   --           156            $ 1,899             --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Service Class (q)     $12.05            --                 --             --        12.41%
      Highest contract charge 1.70% Service Class (m)    $13.68            --                 --             --        11.22%
      All contract charges                                   --           652            $ 8,995           6.82%
2011  Lowest contract charge 0.65% Service Class (q)     $10.72            --                 --             --         4.38%
      Highest contract charge 1.70% Service Class (m)    $12.30            --                 --             --         4.77%
      All contract charges                                   --           491            $ 6,062           3.16%
2010  Lowest contract charge 1.30% Service Class (m)     $11.80            --                 --             --        12.06%
      Highest contract charge 1.70% Service Class (m)    $11.74            --                 --             --        11.49%
      All contract charges                                   --           140            $ 1,648           1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY(F)(P)
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $62.92             --                 --            --        13.12%
      Highest contract charge 1.90% Class B    $48.53             --                 --            --        12.03%
      All contract charges                         --         24,945         $  470,489          0.23%
2011  Lowest contract charge 0.95% Class B     $55.62             --                 --            --        (7.18)%
      Highest contract charge 1.90% Class B    $43.32             --                 --            --        (8.06)%
      All contract charges                         --         27,864         $  467,297            --
2010  Lowest contract charge 0.50% Class B     $67.09             --                 --            --        17.02%
      Highest contract charge 1.90% Class B    $47.12             --                 --            --        15.38%
      All contract charges                         --         31,493         $  579,330          0.61%
2009  Lowest contract charge 0.50% Class B     $57.33             --                 --            --        36.59%
      Highest contract charge 1.90% Class B    $40.84             --                 --            --        34.68%
      All contract charges                         --         21,905         $  337,968          0.21%
2008  Lowest contract charge 0.50% Class B     $41.97             --                 --            --       (46.95)%
      Highest contract charge 1.90% Class B    $30.32             --                 --            --       (47.70)%
      All contract charges                         --          5,087         $   67,727          0.36%
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B     $15.07             --                 --            --         4.22%
      Highest contract charge 1.90% Class B    $13.93             --                 --            --         3.41%
      All contract charges                         --        107,224         $1,504,061          2.07%
2011  Lowest contract charge 1.20% Class B     $14.46             --                 --            --         4.56%
      Highest contract charge 1.90% Class B    $13.47             --                 --            --         3.86%
      All contract charges                         --         95,905         $1,295,330          2.58%
2010  Lowest contract charge 0.50% Class B     $14.74             --                 --            --         5.66%
      Highest contract charge 1.90% Class B    $12.97             --                 --            --         4.18%
      All contract charges                         --         88,517         $1,150,810          2.78%
2009  Lowest contract charge 0.50% Class B     $13.95             --                 --            --         7.78%
      Highest contract charge 1.90% Class B    $12.45             --                 --            --         6.25%
      All contract charges                         --         83,528         $1,038,056          3.59%
2008  Lowest contract charge 0.50% Class B     $12.94             --                 --            --         1.97%
      Highest contract charge 1.90% Class B    $11.72             --                 --            --         0.51%
      All contract charges                         --         62,629         $  734,371          4.89%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2012  Lowest contract charge 1.20% Class B     $12.64             --                 --            --        16.39%
      Highest contract charge 1.90% Class B    $11.69             --                 --            --        15.51%
      All contract charges                         --         27,122         $  351,055          1.40%
2011  Lowest contract charge 1.20% Class B     $10.86             --                 --            --       (19.02)%
      Highest contract charge 1.90% Class B    $10.12             --                 --            --       (19.55)%
      All contract charges                         --         29,873         $  333,279          1.62%
2010  Lowest contract charge 0.50% Class B     $14.29             --                 --            --         6.40%
      Highest contract charge 1.90% Class B    $12.58             --                 --            --         4.92%
      All contract charges                         --         32,262         $  445,001          2.96%
2009  Lowest contract charge 0.50% Class B     $13.43             --                 --            --        29.22%
      Highest contract charge 1.90% Class B    $11.99             --                 --            --        27.38%
      All contract charges                         --         35,009         $  457,905          1.62%
2008  Lowest contract charge 0.50% Class B     $10.39             --                 --            --       (47.47)%
      Highest contract charge 1.90% Class B    $ 9.41             --                 --            --       (48.21)%
      All contract charges                         --         34,884         $  355,985          1.57%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2012  Lowest contract charge 1.20% Class B     $11.50            --                 --             --        13.08%
      Highest contract charge 1.80% Class B    $10.76            --                 --             --        12.43%
      All contract charges                         --        11,104           $130,110           0.58%
2011  Lowest contract charge 1.20% Class B     $10.17            --                 --             --        (8.46)%
      Highest contract charge 1.80% Class B    $ 9.57            --                 --             --        (9.03)%
      All contract charges                         --        12,186           $126,553           0.31%
2010  Lowest contract charge 0.50% Class B     $11.84            --                 --             --        10.97%
      Highest contract charge 1.90% Class B    $10.42            --                 --             --         9.45%
      All contract charges                         --        12,797           $145,347           0.28%
2009  Lowest contract charge 0.50% Class B     $10.67            --                 --             --        31.84%
      Highest contract charge 1.90% Class B    $ 9.52            --                 --             --        29.91%
      All contract charges                         --        12,893           $132,944           1.49%
2008  Lowest contract charge 0.50% Class B     $ 8.09            --                 --             --       (39.85)%
      Highest contract charge 1.90% Class B    $ 7.33            --                 --             --       (40.65)%
      All contract charges                         --        12,279           $ 96,551           0.52%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $13.61            --                 --             --        14.47%
      Highest contract charge 1.90% Class B    $12.24            --                 --             --        13.33%
      All contract charges                         --        24,128           $325,159           1.17%
2011  Lowest contract charge 0.95% Class B     $11.89            --                 --             --        (6.45)%
      Highest contract charge 1.90% Class B    $10.80            --                 --             --        (7.30)%
      All contract charges                         --        27,292           $322,969           0.99%
2010  Lowest contract charge 0.50% Class B     $13.24            --                 --             --        12.59%
      Highest contract charge 1.90% Class B    $11.65            --                 --             --        10.95%
      All contract charges                         --        30,723           $390,159           0.87%
2009  Lowest contract charge 0.50% Class B     $11.76            --                 --             --        22.21%
      Highest contract charge 1.90% Class B    $10.50            --                 --             --        20.51%
      All contract charges                         --        33,976           $386,795           1.82%
2008  Lowest contract charge 0.50% Class B     $ 9.62            --                 --             --       (37.73)%
      Highest contract charge 1.90% Class B    $ 8.71            --                 --             --       (38.62)%
      All contract charges                         --        37,613           $353,373           1.40%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $12.72            --                 --             --        14.39%
      Highest contract charge 1.90% Class B    $11.44            --                 --             --        13.27%
      All contract charges                         --        23,072           $307,702             --
2011  Lowest contract charge 0.95% Class B     $11.12            --                 --             --        (8.78)%
      Highest contract charge 1.90% Class B    $10.10            --                 --             --        (9.66)%
      All contract charges                         --        24,402           $286,163             --
2010  Lowest contract charge 0.50% Class B     $12.70            --                 --             --        26.24%
      Highest contract charge 1.90% Class B    $11.18            --                 --             --        24.50%
      All contract charges                         --        27,305           $351,919             --
2009  Lowest contract charge 0.50% Class B     $10.06            --                 --             --        41.09%
      Highest contract charge 1.90% Class B    $ 8.98            --                 --             --        39.02%
      All contract charges                         --        28,991           $297,480             --
2008  Lowest contract charge 0.50% Class B     $ 7.13            --                 --             --       (43.86)%
      Highest contract charge 1.90% Class B    $ 6.46            --                 --             --       (44.64)%
      All contract charges                         --        29,642           $216,713             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                        UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $15.43            --                 --             --        13.71%
      Highest contract charge 1.90% Class B    $13.88            --                 --             --        12.66%
      All contract charges                         --        23,404           $355,687           0.37%
2011  Lowest contract charge 0.95% Class B     $13.57            --                 --             --       (14.11)%
      Highest contract charge 1.90% Class B    $12.32            --                 --             --       (14.98)%
      All contract charges                         --        25,568           $343,363           0.02%
2010  Lowest contract charge 0.50% Class B     $16.46            --                 --             --        24.32%
      Highest contract charge 1.90% Class B    $14.49            --                 --             --        22.59%
      All contract charges                         --        26,265           $412,452           0.77%
2009  Lowest contract charge 0.50% Class B     $13.24            --                 --             --        43.65%
      Highest contract charge 1.90% Class B    $11.82            --                 --             --        41.61%
      All contract charges                         --        26,843           $341,724           3.10%
2008  Lowest contract charge 0.50% Class B     $ 9.22            --                 --             --       (36.28)%
      Highest contract charge 1.90% Class B    $ 8.35            --                 --             --       (37.17)%
      All contract charges                         --        26,245           $234,379           0.46%
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B     $33.96            --                 --             --         4.33%
      Highest contract charge 1.90% Class B    $26.43            --                 --             --         3.32%
      All contract charges                         --        39,559           $646,802           2.34%
2011  Lowest contract charge 0.95% Class B     $32.55            --                 --             --         4.09%
      Highest contract charge 1.90% Class B    $25.58            --                 --             --         3.06%
      All contract charges                         --        38,474           $614,218           3.81%
2010  Lowest contract charge 0.50% Class B     $34.87            --                 --             --         6.12%
      Highest contract charge 1.90% Class B    $24.82            --                 --             --         4.64%
      All contract charges                         --        39,770           $619,466           2.62%
2009  Lowest contract charge 0.50% Class B     $32.86            --                 --             --         9.11%
      Highest contract charge 1.90% Class B    $23.72            --                 --             --         7.55%
      All contract charges                         --        38,177           $578,492           4.60%
2008  Lowest contract charge 0.50% Class B     $30.12            --                 --             --       (23.90)%
      Highest contract charge 1.90% Class B    $22.06            --                 --             --       (24.94)%
      All contract charges                         --        36,664           $531,727           8.68%
MULTIMANAGER SMALL CAP GROWTH
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B     $ 8.30            --                 --             --        10.23%
      Highest contract charge 1.80% Class B    $ 7.35            --                 --             --         9.38%
      All contract charges                         --        26,202           $179,471             --
2011  Lowest contract charge 0.95% Class B     $ 7.53            --                 --             --       (16.43)%
      Highest contract charge 1.80% Class B    $ 6.72            --                 --             --       (17.24)%
      All contract charges                         --        28,274           $177,376             --
2010  Lowest contract charge 0.50% Class B     $ 9.52            --                 --             --        26.93%
      Highest contract charge 1.90% Class B    $ 8.02            --                 --             --        25.12%
      All contract charges                         --        31,439           $238,081             --
2009  Lowest contract charge 0.50% Class B     $ 7.50            --                 --             --        33.85%
      Highest contract charge 1.90% Class B    $ 6.41            --                 --             --        32.08%
      All contract charges                         --        32,920           $199,904             --
2008  Lowest contract charge 0.50% Class B     $ 5.60            --                 --             --       (42.39)%
      Highest contract charge 1.90% Class B    $ 4.85            --                 --             --       (43.27)%
      All contract charges                         --        28,780           $135,528             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2012  Lowest contract charge 0.95% Class B               $18.04            --                 --             --        15.64%
      Highest contract charge 1.90% Class B              $15.61            --                 --             --        14.53%
      All contract charges                                   --        26,271           $381,733           0.57%
2011  Lowest contract charge 0.95% Class B               $15.60            --                 --             --        (9.88)%
      Highest contract charge 1.90% Class B              $13.63            --                 --             --       (10.74)%
      All contract charges                                   --        28,939           $365,540           0.07%
2010  Lowest contract charge 0.50% Class B               $18.36            --                 --             --        23.89%
      Highest contract charge 1.90% Class B              $15.27            --                 --             --        22.16%
      All contract charges                                   --        32,868           $463,526           0.15%
2009  Lowest contract charge 0.50% Class B               $14.82            --                 --             --        25.82%
      Highest contract charge 1.90% Class B              $12.50            --                 --             --        24.04%
      All contract charges                                   --        36,368           $418,772           1.03%
2008  Lowest contract charge 0.50% Class B               $11.78            --                 --             --       (38.20)%
      Highest contract charge 1.90% Class B              $10.08            --                 --             --       (39.06)%
      All contract charges                                   --        39,759           $368,923           0.24%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.80%*
2012  Lowest contract charge 0.95% Class B               $12.86            --                 --             --        12.31%
      Highest contract charge 1.80% Class B              $11.70            --                 --             --        11.43%
      All contract charges                                   --        28,995           $385,649             --
2011  Lowest contract charge 0.95% Class B               $11.45            --                 --             --        (5.68)%
      Highest contract charge 1.90% Class B              $10.40            --                 --             --        (6.64)%
      All contract charges                                   --        30,531           $363,492             --
2010  Lowest contract charge 0.50% Class B               $12.65            --                 --             --        17.13%
      Highest contract charge 1.90% Class B              $11.14            --                 --             --        15.56%
      All contract charges                                   --        32,400           $410,547             --
2009  Lowest contract charge 0.50% Class B               $10.80            --                                --        57.69%
      Highest contract charge 1.90% Class B              $ 9.64            --                 --             --        55.54%
      All contract charges                                   --        33,513           $364,955             --
2008  Lowest contract charge 0.50% Class B               $ 6.85            --                 --             --       (47.35)%
      Highest contract charge 1.90% Class B              $ 6.20            --                 --             --       (48.12)%
      All contract charges                                   --        27,756           $192,697             --
MUTUAL SHARES SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)           $11.83            --                 --             --        12.77%
      Highest contract charge 1.70% Class 2 (o)          $11.68            --                 --             --        12.31%
      All contract charges                                   --           594           $  6,988           2.13%
2011  Lowest contract charge 1.30% Class 2 (o)           $10.49            --                 --             --        (2.33)%
      Highest contract charge 1.70% Class 2 (o)          $10.40            --                 --             --        (2.80)%
      All contract charges                                   --           539           $  5,643           2.86%
2010  Lowest contract charge 1.30% Class 2 (o)           $10.74            --                 --             --        10.84%
      Highest contract charge 1.70% Class 2 (o)          $10.70            --                 --             --        10.42%
      All contract charges                                   --           146           $  1,562           1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $ 9.95            --                 --             --         4.41%
      Highest contract charge 1.70% Advisor Class (m)    $12.12            --                 --             --         3.32%
      All contract charges                                   --         1,225           $ 14,967           2.46%
2011  Lowest contract charge 0.65% Advisor Class (q)     $ 9.53            --                 --             --        (8.80)%
      Highest contract charge 1.70% Advisor Class (m)    $11.73            --                 --             --        (9.07)%
      All contract charges                                   --           900           $ 10,608          14.13%
2010  Lowest contract charge 1.30% Advisor Class (m)     $12.96            --                 --             --        22.61%
      Highest contract charge 1.70% Advisor Class (m)    $12.90            --                 --             --        22.04%
      All contract charges                                   --           316           $  4,086          16.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $11.79            --                 --             --        17.08%
      Highest contract charge 1.70% Advisor Class (l)    $13.37            --                 --             --        15.76%
      All contract charges                                   --         1,069            $14,427           4.82%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.07            --                 --             --         4.90%
      Highest contract charge 1.70% Advisor Class (l)    $11.55            --                 --             --         4.43%
      All contract charges                                   --           835            $ 9,691           5.23%
2010  Lowest contract charge 1.30% Advisor Class (l)     $11.11            --                 --             --        10.55%
      Highest contract charge 1.70% Advisor Class (l)    $11.06            --                 --             --        10.16%
      All contract charges                                   --           472            $ 5,238           4.65%
2009  Lowest contract charge 1.30% Advisor Class (l)     $10.05            --                 --             --        (0.50)%
      Highest contract charge 1.70% Advisor Class (l)    $10.04            --                 --             --        (0.50)%
      All contract charges                                   --            10            $    96           0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $11.44            --                 --             --         7.92%
      Highest contract charge 1.70% Advisor Class (l)    $12.40            --                 --             --         6.80%
      All contract charges                                   --         4,008            $50,084           0.98%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.60            --                 --             --        10.65%
      Highest contract charge 1.70% Advisor Class (l)    $11.61            --                 --             --         9.63%
      All contract charges                                   --         2,919            $34,062           1.80%
2010  Lowest contract charge 1.30% Advisor Class (l)     $10.64            --                 --             --         6.61%
      Highest contract charge 1.70% Advisor Class (l)    $10.59            --                 --             --         6.22%
      All contract charges                                   --           940            $ 9,982           3.10%
2009  Lowest contract charge 1.30% Advisor Class (l)     $ 9.98            --                 --             --        (0.40)%
      Highest contract charge 1.70% Advisor Class (l)    $ 9.97            --                 --             --        (0.40)%
      All contract charges                                   --             7            $    71             --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Advisor Class (q)     $10.88            --                 --             --         8.69%
      Highest contract charge 1.70% Advisor Class (l)    $11.60            --                 --             --         7.61%
      All contract charges                                   --         6,826            $79,827           2.47%
2011  Lowest contract charge 0.65% Advisor Class (q)     $10.01            --                 --             --         2.67%
      Highest contract charge 1.70% Advisor Class (l)    $10.78            --                 --             --         1.70%
      All contract charges                                   --         5,177            $56,086           2.56%
2010  Lowest contract charge 1.30% Advisor Class (l)     $10.64            --                 --             --         6.61%
      Highest contract charge 1.70% Advisor Class (l)    $10.60            --                 --             --         6.21%
      All contract charges                                   --         2,268            $24,095           8.03%
2009  Lowest contract charge 1.30% Advisor Class (l)     $ 9.98            --                 --             --        (0.60)%
      Highest contract charge 1.70% Advisor Class (l)    $ 9.98            --                 --             --        (0.60)%
      All contract charges                                   --             8            $    78             --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $ 5.81            --                 --             --       (17.59)%
      Highest contract charge 1.70% Common Shares (l)    $ 5.73            --                 --             --       (18.03)%
      All contract charges                                   --           123            $   709             --
2011  Lowest contract charge 1.30% Common Shares (l)     $ 7.05            --                 --             --       (10.08)%
      Highest contract charge 1.70% Common Shares (l)    $ 6.99            --                 --             --       (10.50)%
      All contract charges                                   --           118            $   827             --
2010  Lowest contract charge 1.30% Common Shares (l)     $ 7.84            --                 --             --       (18.92)%
      Highest contract charge 1.70% Common Shares (l)    $ 7.81            --                 --             --       (19.15)%
      All contract charges                                   --            55            $   424             --
2009  Lowest contract charge 1.30% Common Shares (l)     $ 9.67            --                 --             --        (0.31)%
      Highest contract charge 1.70% Common Shares (l)    $ 9.66            --                 --             --        (0.41)%
      All contract charges                                   --             1            $    11             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                                  UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ----------------- ----------------- -------------- ---------
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Common Shares (l)     $15.29           --                  --             --        38.87%
      Highest contract charge 1.70% Common Shares (l)    $15.09           --                  --             --        38.31%
      All contract charges                                   --          278             $ 4,227             --
2011  Lowest contract charge 1.30% Common Shares (l)     $11.01           --                  --             --         5.16%
      Highest contract charge 1.70% Common Shares (l)    $10.91           --                  --             --         4.70%
      All contract charges                                   --          195             $ 2,142             --
2010  Lowest contract charge 1.30% Common Shares (l)     $10.47           --                  --             --         3.77%
      Highest contract charge 1.70% Common Shares (l)    $10.42           --                  --             --         3.37%
      All contract charges                                   --           71             $   742             --
2009  Lowest contract charge 1.30% Common Shares (l)     $10.09           --                  --             --         0.20%
      Highest contract charge 1.70% Common Shares (l)    $10.08           --                  --             --         0.10%
      All contract charges                                   --           --             $     4             --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class II (m)          $15.01           --                  --             --        30.18%
      Highest contract charge 1.70% Class II (m)         $16.67           --                  --             --        28.73%
      All contract charges                                   --          635             $10,683             --
2011  Lowest contract charge 1.30% Class II (m)          $13.06           --                  --             --         8.92%
      Highest contract charge 1.70% Class II (m)         $12.95           --                  --             --         8.55%
      All contract charges                                   --          420             $ 5,467             --
2010  Lowest contract charge 1.30% Class II (m)          $11.99           --                  --             --        13.87%
      Highest contract charge 1.70% Class II (m)         $11.93           --                  --             --        13.30%
      All contract charges                                   --          153             $ 1,827             --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (l)           $11.09           --                  --             --        11.68%
      Highest contract charge 1.70% Class 2 (l)          $10.95           --                  --             --        11.28%
      All contract charges                                   --          462             $ 5,098           1.40%
2011  Lowest contract charge 1.30% Class 2 (l)           $ 9.93           --                  --             --       (16.90)%
      Highest contract charge 1.70% Class 2 (l)          $ 9.84           --                  --             --       (17.31)%
      All contract charges                                   --          478             $ 4,730           0.96%
2010  Lowest contract charge 1.30% Class 2 (l)           $11.95           --                  --             --        16.02%
      Highest contract charge 1.70% Class 2 (l)          $11.90           --                  --             --        15.65%
      All contract charges                                   --          280             $ 3,345           1.35%
2009  Lowest contract charge 1.30% Class 2 (l)           $10.30           --                  --             --         1.58%
      Highest contract charge 1.70% Class 2 (l)          $10.29           --                  --             --         1.58%
      All contract charges                                   --            2             $    28             --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (q)           $10.31           --                  --             --        17.43%
      Highest contract charge 1.70% Class 2 (m)          $10.96           --                  --             --        16.22%
      All contract charges                                   --          459             $ 5,072           3.12%
2011  Lowest contract charge 0.65% Class 2 (q)           $ 8.78           --                  --             --       (14.26)%
      Highest contract charge 1.70% Class 2 (m)          $ 9.43           --                  --             --       (12.20)%
      All contract charges                                   --          517             $ 4,901           1.78%
2010  Lowest contract charge 1.30% Class 2 (m)           $10.79           --                  --             --         7.04%
      Highest contract charge 1.70% Class 2 (m)          $10.74           --                  --             --         6.65%
      All contract charges                                   --          264             $ 2,838           1.29%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)        VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class 2 (q)            $11.16            --                 --             --        14.34%
      Highest contract charge 1.70% Class 2 (l)           $12.46            --                 --             --        13.17%
      All contract charges                                    --         4,781            $60,036           6.61%
2011  Lowest contract charge 0.65% Class 2 (q)            $ 9.76            --                 --             --        (1.21)%
      Highest contract charge 1.70% Class 2 (l)           $11.01            --                 --             --        (2.57)%
      All contract charges                                    --         3,946            $43,690           5.18%
2010  Lowest contract charge 1.30% Class 2 (l)            $11.35            --                 --             --        12.94%
      Highest contract charge 1.70% Class 2 (l)           $11.30            --                 --             --        12.44%
      All contract charges                                    --         1,492            $16,914           0.97%
2009  Lowest contract charge 1.30% Class 2 (l)            $10.05            --                 --             --         0.20%
      Highest contract charge 1.70% Class 2 (l)           $10.05            --                 --             --         0.20%
      All contract charges                                    --             3            $    27             --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2012  Lowest contract charge 1.30% Class 2 (o)            $11.30            --                 --             --        19.45%
      Highest contract charge 1.70% Class 2 (o)           $11.16            --                 --             --        18.98%
      All contract charges                                    --           104            $ 1,182           2.11%
2011  Lowest contract charge 1.30% Class 2 (o)            $ 9.46            --                 --             --        (8.16)%
      Highest contract charge 1.70% Class 2 (o)           $ 9.38            --                 --             --        (8.58)%
      All contract charges                                    --            97            $   918           1.40%
2010  Lowest contract charge 1.30% Class 2 (o)            $10.30            --                 --             --         7.85%
      Highest contract charge 1.70% Class 2 (o)           $10.26            --                 --             --         7.43%
      All contract charges                                    --            60            $   619           1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2012  Lowest contract charge 0.65% Class S Shares (q)     $ 9.39            --                 --             --         2.51%
      Highest contract charge 1.70% Class S Shares (l)    $10.81            --                 --             --         1.41%
      All contract charges                                    --         1,801            $19,619           0.65%
2011  Lowest contract charge 0.65% Class S Shares (q)     $ 9.16            --                 --             --       (18.58)%
      Highest contract charge 1.70% Class S Shares (l)    $10.66            --                 --             --       (18.13)%
      All contract charges                                    --         1,523            $16,330           0.65%
2010  Lowest contract charge 1.30% Class S Shares (l)     $13.08            --                 --             --        26.99%
      Highest contract charge 1.70% Class S Shares (l)    $13.02            --                 --             --        26.41%
      All contract charges                                    --           588            $ 7,685           0.01%
2009  Lowest contract charge 1.30% Class S Shares (l)     $10.30            --                 --             --         1.88%
      Highest contract charge 1.70% Class S Shares (l)    $10.30            --                 --             --         1.88%
      All contract charges                                    --             1            $    10             --

-----------
  (a)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (d)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (e)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (f)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (g)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (h)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (i)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (j)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (k)Units were made available for sale on June 08, 2009.
  (l)Units were made available for sale on December 14, 2009.
  (m)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (n)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (o)Units were made available for sale on January 25, 2010
  (p)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (q)Units were made available on January 18, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

  (r)Units were made available on February 22, 2011.
  (s)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
  (t)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (u)EQ/Large Cap Value Index replaced "EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
  (v)Units were made available on October 10, 2011.
  (w)Invesco Van Kampen V.I. American Franchise Fund replaced Invesco V.I. Leisure Fund due to a fund merger on April 30, 2012. On the same date, Invesco V.I. Leisure fund merged into Invesco V.I. Capital Growth Fund, which was then reanamed Invesco Van Kampen V.I. American Franchise Fund.
  (x)Guggenheim VT Multi-Hedge Strategies Fund replaced Guggenheim Alternative Strategies Fund due to a fund merger on July 13, 2012. On the same date, "Rydex | SGI Alternative Strategies Fund was renamed Guggenheim Alternative Strategies Fund.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued.

   Fund Transfer

   The subsequent events include a reorganization relating to certain unit classes of the Variable Investment Options of Separate Account No. 49, which occurred immediately after the close of business on December 31, 2012. A pro-rata portion of the assets and associated liabilities, with an aggregate value of units attributable to the Contracts of the Retirement Cornerstone Series, Retirement Cornerstone 11 Series, and Accumulator 11 Series were transferred from Separate Account No. 49 to Separate Account No. 70, and such units were redeemed from the various investment options of Separate Account 49. The holders of such units were issued units of the corresponding Variable Investement Options of Separate Account No. 70 with the same mortality and expense charges, share class, units, net unit value, and related aggregate value, on the date of reorganization.

   The market value and share class of each of the units transferred from each of the Variable Investment Options on the date of transfer was as follows:

                                                                                     ACCUMULATED UNIT VALUE
                                                                                     BEING TRANSFERRED FROM
                                                                                     SEPARATE ACCOUNT 49 TO
FUND                                                      SHARE CLASS UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                      ----------- ------------ --------------------------
ALL ASSET GROWTH-ALT 20..................................     A             430            $    5,228
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.     B             263                 3,080
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....     B             455                 4,810
AMERICAN CENTURY VP LARGE COMPANY VALUE..................  CLASS II         128                 1,609
AMERICAN CENTURY VP MID CAP VALUE FUND...................  CLASS II         700                 9,642
AXA AGGRESSIVE ALLOCATION................................     A           1,252                14,751
AXA BALANCED STRATEGY....................................     B          63,621               744,243
AXA CONSERVATIVE GROWTH STRATEGY.........................     B          34,074               389,730
AXA CONSERVATIVE STRATEGY................................     B          24,526               269,970
AXA GROWTH STRATEGY......................................     B          26,085               339,000
AXA MODERATE ALLOCATION..................................     A           3,113                35,344
AXA MODERATE GROWTH STRATEGY.............................     B         178,809             2,092,361
AXA MODERATE-PLUS ALLOCATION.............................     A           2,787                32,275

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                           ACCUMULATED UNIT VALUE
                                                                           BEING TRANSFERRED FROM
                                                                           SEPARATE ACCOUNT 49 TO
FUND                                            SHARE CLASS UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                            ----------- ------------ --------------------------
AXA TACTICAL MANAGER 400.......................      B          4,831               63,469
AXA TACTICAL MANAGER 500.......................      B         12,549              152,429
AXA TACTICAL MANAGER 2000......................      B          5,328               69,819
AXA TACTICAL MANAGER INTERNATIONAL.............      B         11,384             $111,588
AXA ULTRA CONSERVATIVE STRATEGY................      B             19                  193
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  CLASS III      3,309               37,203
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  CLASS III        490                6,031
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.      B         33,559              338,570
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........      A            408                6,446
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..........      B            367                6,970
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........      A            163                2,174
EQ/AXA FRANKLIN SMALL CAP VALUE CORE...........      B            494                4,999
EQ/BLACKROCK BASIC VALUE EQUITY................      A          2,719               33,524
EQ/BOSTON ADVISORS EQUITY INCOME...............      A            438                5,808
EQ/BOSTON ADVISORS EQUITY INCOME...............      B            840                3,486
EQ/CALVERT SOCIALLY RESPONSIBLE................      B             63                  655
EQ/CAPITAL GUARDIAN RESEARCH...................      A            146                2,072
EQ/CAPITAL GUARDIAN RESEARCH...................      B            242                3,368
EQ/COMMON STOCK INDEX..........................      A            223                2,984
EQ/CORE BOND INDEX.............................      B         26,138              285,770
EQ/DAVIS NEW YORK VENTURE......................      A            783                9,224
EQ/DAVIS NEW YORK VENTURE......................      B            278                2,752
EQ/EQUITY 500 INDEX............................      A          1,409               18,589
EQ/EQUITY GROWTH PLUS..........................      B            325                4,738
EQ/FRANKLIN CORE BALANCED......................      A            133                1,638
EQ/FRANKLIN CORE BALANCED......................      B            306                3,289
EQ/FRANKLIN TEMPLETON ALLOCATION...............      A            100                1,186
EQ/FRANKLIN TEMPLETON ALLOCATION...............      B            383                3,320
EQ/GAMCO MERGERS AND ACQUISITIONS..............      A            440                5,037
EQ/GAMCO SMALL COMPANY VALUE...................      A          3,452               53,045
EQ/GLOBAL BOND PLUS............................      A            420                4,579
EQ/GLOBAL BOND PLUS............................      B            369                4,578
EQ/GLOBAL MULTI-SECTOR EQUITY..................      A            345                3,856
EQ/GLOBAL MULTI-SECTOR EQUITY..................      B            223                4,731
EQ/INTERMEDIATE GOVERNMENT BOND................      B         12,015              128,831
EQ/INTERNATIONAL CORE PLUS.....................      A            250                2,555
EQ/INTERNATIONAL CORE PLUS.....................      B            236                3,137
EQ/INTERNATIONAL EQUITY INDEX..................      A            244                2,520
EQ/INTERNATIONAL ETF...........................      A            301                3,191
EQ/INTERNATIONAL VALUE PLUS....................      A            371                3,701
EQ/JPMORGAN VALUE OPPORTUNITIES................      A            293                3,572
EQ/JPMORGAN VALUE OPPORTUNITIES................      B             98                1,311
EQ/LARGE CAP CORE PLUS.........................      B            138                1,627
EQ/LARGE CAP GROWTH INDEX......................      A            408                5,559
EQ/LARGE CAP GROWTH PLUS.......................      A            147                1,825
EQ/LARGE CAP GROWTH PLUS.......................      B            388                5,822
EQ/LARGE CAP VALUE INDEX.......................      A            195                2,562
EQ/LARGE CAP VALUE PLUS........................      A            126                1,541
EQ/LARGE CAP VALUE PLUS........................      B            237                2,760
EQ/LORD ABBETT LARGE CAP CORE..................      B             92                1,143
EQ/MFS INTERNATIONAL GROWTH....................      A            454                5,464

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                                      ACCUMULATED UNIT VALUE
                                                                                      BEING TRANSFERRED FROM
                                                                                      SEPARATE ACCOUNT 49 TO
FUND                                                     SHARE CLASS   UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                   --------------- ------------ --------------------------
EQ/MFS INTERNATIONAL GROWTH...........................        B             449                4,978
EQ/MID CAP INDEX......................................        A             368                5,341
EQ/MID CAP VALUE PLUS.................................        A              57                  764
EQ/MID CAP VALUE PLUS.................................        B             196              $ 3,077
EQ/MONEY MARKET.......................................        A           2,080               19,879
EQ/MONEY MARKET.......................................        B           1,258               19,160
EQ/MONTAG & CALDWELL GROWTH...........................        A             664                8,237
EQ/MONTAG & CALDWELL GROWTH...........................        B             132                1,571
EQ/MORGAN STANLEY MID CAP GROWTH......................        A           1,342               17,512
EQ/MORGAN STANLEY MID CAP GROWTH......................        B             590                9,649
EQ/MUTUAL LARGE CAP EQUITY............................        A              85                1,023
EQ/MUTUAL LARGE CAP EQUITY............................        B             101                  954
EQ/OPPENHEIMER GLOBAL.................................        A             849               10,538
EQ/OPPENHEIMER GLOBAL.................................        B             287                3,199
EQ/PIMCO ULTRA SHORT BOND.............................        A           1,581               15,507
EQ/PIMCO ULTRA SHORT BOND.............................        B             127                1,248
EQ/QUALITY BOND PLUS..................................        B           1,489               18,634
EQ/SMALL COMPANY INDEX................................        A             309                4,462
EQ/T. ROWE PRICE GROWTH STOCK.........................        A           1,130               15,272
EQ/T. ROWE PRICE GROWTH STOCK.........................        B             734                8,074
EQ/TEMPLETON GLOBAL EQUITY............................        A             157                1,810
EQ/TEMPLETON GLOBAL EQUITY............................        B             753                6,868
EQ/UBS GROWTH & INCOME................................        B             675                2,751
EQ/VAN KAMPEN COMSTOCK................................        A             185                2,431
EQ/VAN KAMPEN COMSTOCK................................        B              97                1,119
EQ/WELLS FARGO OMEGA GROWTH...........................        B           2,020               23,148
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO....... SERVICE CLASS 2       78                  956
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............... SERVICE CLASS 2    2,364               30,979
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO................ SERVICE CLASS 2       70                  745
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO................ SERVICE CLASS 2       65                  686
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO................ SERVICE CLASS 2       34                  359
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO................ SERVICE CLASS 2       31                  322
FIDELITY(R) VIP MID CAP PORTFOLIO..................... SERVICE CLASS 2      994               12,706
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............ SERVICE CLASS 2    2,015               24,497
FRANKLIN INCOME SECURITIES FUND.......................     CLASS 2          795                9,657
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............     CLASS 2        1,359               16,934
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.     CLASS 2          158                1,847
GOLDMAN SACHS VIT MID CAP VALUE FUND.................. SERVICE SHARES       597                8,246
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND....  COMMON SHARES        82                  646
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND.............  COMMON SHARES        60                  565
INVESCO V.I. DIVERSIFIED DIVIDEND FUND99..............    SERIES II         179                2,187
INVESCO V.I. GLOBAL REAL ESTATE FUND..................    SERIES II       1,830               25,034
INVESCO V.I. HIGH YIELD FUND..........................    SERIES II         401                4,476
INVESCO V.I. INTERNATIONAL GROWTH FUND................    SERIES II       1,047               12,414
INVESCO V.I. MID CAP CORE EQUITY FUND.................    SERIES II         278                3,258
INVESCO V.I. SMALL CAP EQUITY FUND....................    SERIES II         219                3,223
INVESCO VAN KAMPEN V.I AMERICAN FRANCHISE FUND........    SERIES II          27                  367
IVY FUNDS VIP ASSET STRATEGY..........................  COMMON SHARES     1,025               10,827
IVY FUNDS VIP DIVIDEND OPPORTUNITIES..................  COMMON SHARES       736                8,977
IVY FUNDS VIP ENERGY..................................  COMMON SHARES       885                9,829
IVY FUNDS VIP GLOBAL NATURAL RESOURCES................  COMMON SHARES       915                8,488

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

9. Subsequent Events (Continued)

                                                                                        ACCUMULATED UNIT VALUE
                                                                                        BEING TRANSFERRED FROM
                                                                                        SEPARATE ACCOUNT 49 TO
FUND                                                       SHARE CLASS   UNITS (000S) SEPARATE ACCOUNT 70 (000S)
----                                                      -------------- ------------ --------------------------
IVY FUNDS VIP HIGH INCOME................................ COMMON SHARES     2,440               34,445
IVY FUNDS VIP MID CAP GROWTH............................. COMMON SHARES       988               14,646
IVY FUNDS VIP SCIENCE AND TECHNOLOGY..................... COMMON SHARES       759               10,482
IVY FUNDS VIP SMALL CAP GROWTH........................... COMMON SHARES       490                6,004
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO...... SERVICE SHARES    3,427              $41,109
LORD ABBETT SERIES FUND - BOND DEBENTURE PORTFOLIO.......   VC SHARES         210                2,338
LORD ABBETT SERIES FUND - CLASSIC STOCK PORTFOLIO........   VC SHARES         157                1,553
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO.   VC SHARES         118                1,105
MFS(R) INTERNATIONAL VALUE PORTFOLIO..................... SERVICE CLASS     1,708               20,430
MFS(R) INVESTORS GROWTH STOCK SERIES..................... SERVICE CLASS       309                4,049
MFS(R) INVESTORS TRUST SERIES............................ SERVICE CLASS       286                3,637
MFS(R) TECHNOLOGY PORTFOLIO.............................. SERVICE CLASS       351                4,792
MFS(R) UTILITIES SERIES.................................. SERVICE CLASS       652                8,997
MULTIMANAGER AGGRESSIVE EQUITY...........................       B             302                4,626
MULTIMANAGER CORE BOND...................................       B           4,216               58,877
MULTIMANAGER INTERNATIONAL EQUITY........................       B             195                2,546
MULTIMANAGER LARGE CAP CORE EQUITY.......................       B             186                2,186
MULTIMANAGER LARGE CAP VALUE.............................       B             316                4,310
MULTIMANAGER MID CAP GROWTH..............................       B             336                4,630
MULTIMANAGER MID CAP VALUE...............................       B             226                3,490
MULTIMANAGER MULTI-SECTOR BOND...........................       B             186                2,430
MULTIMANAGER SMALL CAP GROWTH............................       B             693                4,130
MULTIMANAGER SMALL CAP VALUE.............................       B             302                4,320
MULTIMANAGER TECHNOLOGY..................................       B             385                5,150
MUTUAL SHARES SECURITIES FUND............................    CLASS 2          593                6,989
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................... ADVISOR CLASS     1,225               14,964
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................... ADVISOR CLASS     1,069               14,404
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..... ADVISOR CLASS     4,008               50,076
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.... ADVISOR CLASS     6,826               79,789
PROFUND VP BEAR.......................................... COMMON SHARES       123                  709
PROFUND VP BIOTECHNOLOGY................................. COMMON SHARES       278                4,227
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO..................    CLASS II         635               10,684
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.............    CLASS 2          462                5,098
TEMPLETON FOREIGN SECURITIES FUND........................    CLASS 2          459                5,072
TEMPLETON GLOBAL BOND SECURITIES FUND....................    CLASS 2        4,782               60,048
TEMPLETON GROWTH SECURITIES FUND.........................    CLASS 2          105                1,182
VAN ECK VIP GLOBAL HARD ASSETS FUND...................... CLASS S SHARES    1,800               19,612

   Fund Substitution

   Beginning on or about June 21, 2013, interests in certain Variable Investment Options (the ''Surviving Options'') will replace interests in current Variable Investment Options (the ''Replaced Options'') through a substitution transaction, as listed in the table below. On the effective date, each of the Replaced Options will redeem its units and interest in the corresponding Portfolios of the Trust. Units will be issued in the Surviving Options and redemption proceeds will be used to purchase interests in the Portfolios of the Trust corresponding to the Surviving Options. Any contract value remaining in a Replaced Option on substitution date will be transferred to the corresponding Surviving Option. AXA Equitable will bear all expenses related to the substitutions, and it will have no tax consequences to the contractowners.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

9. Subsequent Events (Concluded)


   The following is a list of each Replaced Option(s) and its Surviving Option.

------------------------------------------------------------------------------------------------
 REPLACED (CURRENT) OPTION           SURVIVING (NEW) OPTION               EFFECTIVE ON OR ABOUT
------------------------------------------------------------------------------------------------
Multimanager Mid Cap Growth          AXA Tactical Manager 400             July 12, 2013
------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth        AXA Tactical Manager 2000            June 21, 2013
Multimanager Small Cap Value
------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond            EQ/AllianceBernstein Short Duration  July 12, 2013
                                     Government Bond/(2)/
------------------------------------------------------------------------------------------------
EQ/Global Bond PLUS                  EQ/Core Bond Index                   July 26,2013
Multimanager Multi-Sector Bond
------------------------------------------------------------------------------------------------
EQ/Oppenheimer Global                EQ/Global Multi-Sector Equity        July 12, 2013
------------------------------------------------------------------------------------------------
EQ/MFS International Growth          EQ/International Core PLUS           June 21, 2013
Multimanager International Equity
------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research         EQ/Large Cap Core PLUS               July 19, 2013
EQ/Davis New York Venture/(1)/
EQ/Lord Abbett Large Cap Core
EQ/UBS Growth and Income
Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                EQ/Large Cap Growth PLUS             July 19, 2013
EQ/Montag & Caldwell Growth
EQ/T.Rowe Price Growth Stock
EQ/Wells Fargo Omega Growth
Multimanager Aggressive Equity/(1)/
------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity
EQ/Boston Advisors Equity Income
EQ/JPMorgan Value Opportunities      EQ/Large Cap Value PLUS              July 26, 2013
EQ/Van Kampen Comstock/(1)/
Multimanager Large Cap Value
------------------------------------------------------------------------------------------------
Multimanager Mid Cap Value           EQ/Mid Cap Value PLUS                July 12, 2013
------------------------------------------------------------------------------------------------
Multimanager Core Bond               EQ/Quality Bond PLUS                 July 12, 2013
------------------------------------------------------------------------------------------------

  /(1)/The substitution for this Replaced Option into the Surviving Option will occur on June 21, 2013.
  /(2)/The Surviving Option is new to the Account and will be added on May 20, 2013.

   Except as noted above, it has been determined that there are no other subsequent transactions or events that require adjustment or disclosure in the financial statements.

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)  Exhibits.

              The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3.
              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii)Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File
                     No. 333-05593) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, (File
                     No. 333-05593), on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File
                     No. 2-30070) on April 19, 2004, and incorporated herein by reference.

              (d)(i) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(ii)Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (d)(iii)Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv)Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vi)Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

             (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

            (d)(viii)Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

         4.   (a)    Form of Endorsement Applicable to Traditional IRA (Form
                     No. 2010IRA-I-PCS) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010.

              (b) Form of Endorsement Applicable to Non-Qualified Contracts (Form No. 2010NQ-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Endorsement Applicable to Roth IRA Contracts (Form No. 2010ROTH-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract (Form No. 2010PCSBASE-I-A) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (e)    Form of Data Page (Part A - Personal Data) (Form
                     No. 2010PCSDP) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (f) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-ADV) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (g)(i) Form of Data Page (Part C - Charges) (Form
                     No. 2010PCSDP-B) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (g)(ii)Form of Data Page (Part C - Charges) (Form No.
                     2012PCSDP-C), filed with this Registration Statement No. 333-165395 on August 30, 2012.

         5.   (a)    Form of Enrollment Form/Application 2010 PCS App 01 (AXA
                     Advisors) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (b) Form of Enrollment Form/Application 2010 PCS App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Enrollment Form/Application 2010 PCSI App 01 (AXA Advisors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Enrollment Form/Application 2010 PCSI App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

         6.   (a)    Restated Charter of AXA Equitable, as amended August 31,
                     2010, incorporated herein by reference to Registration
                     Statement on Form N-4, (File No. 333-05593), filed on
                     April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.   Not applicable.

         8.   (a)    Amended and Restated Participation Agreement among EQ
                     Advisors Trust, AXA Equitable Life Insurance Company ("AXA
                     Equitable"), AXA Distributors and AXA Advisors dated July
                     15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust
                     Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

             (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

             (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

            (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

              (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

             (a)(xii)Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

             (a)(xiv)Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

              (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

         9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.  (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)    Powers of Attorney, filed herewith.

         11.  Not applicable.
         12.  Not applicable.
         13.  Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
113 Waterford Circle
Berwyn, PA 19312

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon              Director and President

OTHER OFFICERS

*Anders B. Malmstrom            Senior Executive Director
                                and Chief Financial Officer

*Andrea M. Nitzan               Executive Director
                                and Chief Accounting Officer

*Michael B. Healy       Executive Director
                        and Chief Information Officer

*Salvatore Piazzolla    Senior Executive and Chief Human Resources
                        Officer

*Mary Fernald           Lead Director

*David Kam              Managing Director and Actuary

*Kevin E. Murray        Executive Director

*Anthony F. Recine      Managing Director, Chief Compliance
                        Officer and Deputy General Counsel

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Dave S. Hattem         Senior Executive Director and General
                        Counsel

*Michel Perrin          Managing Director and Actuary

*Naomi J. Weinstein     Lead Director

*Charles A. Marino      Executive Director and Chief
                        Actuary

*Nicholas B. Lane       Senior Executive Director and
                        President, Retirement Savings

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Amy J. Radin           Senior Executive Director and
                        Chief Marketing Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

   AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

   Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The 2012 AXA Group Organizational Charts incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-182903) on Form N-4 filed November 27, 2012.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2012 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-186807) on Form N-4 filed February 22, 2013.

Item 27. Number of Contractowners

         As of March 31, 2013, there were 14,783 Qualified Contract owners and/or 11,273 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

     The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

     7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

            (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

            (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company, AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b)    Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c)    Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

(b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Andrew J. McMahon                 Director, Chief Financial Protection &
                                   Wealth Management Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Anders B. Malmstrom               Director

*Amy J. Radin                      Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director and Chairman of the Board

*Frank Massa                       President and Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*Susan La Vallee                   Senior Vice President

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Page Pennell                      Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Acting Investments Advisors Chief
                                   Compliance Officer

*Francesca Divone                  Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David Ciotta                      Senior Vice President

*Todd Solash                       Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              AXA Equitable represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Contracts.

              The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2013.

                               SEPARATE ACCOUNT NO. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                               By:  AXA Equitable Life Insurance Company
                                        (Depositor)

                               By:  /s/ Dodie Kent
                                    -----------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 24th day of April, 2013.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Mark Pearson                 Peter S. Kraus     Bertram Scott
Barbara Fallon-Walsh         Andrew J. McMahon  Lorie A. Slutsky
Danny L. Hale                                   Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
         Dodie Kent
         Attorney-in-Fact

April 24, 2013

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

      9       Opinion and Consent of Counsel                        EX-99.9

      10(a)   Consent of PricewaterhouseCoopers LLP                 EX-99.10a

      10(b)   Powers of Attorney                                    EX-99.10b